Fidelity® Advisor

Overseas

Fund - Class A, Class T, Class B and Class C

Annual Report

October 31, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Overseas Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. Prior to December 1, 1992, Fidelity Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - CL A	1.78%	74.90%	166.13%
Fidelity Adv Overseas - CL A (incl. 5.75% sales charge)	-4.07%	64.85%	150.82%
MSCI EAFE®	-2.72%	52.63%	113.59%
International Funds Average	2.70%	62.88%	149.02%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital Inter-national Europe, Australasia, Far East Index (MSCI EAFE®) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2000 the index included over 840 equity securities of companies domiciled in 20 countries. To measure how Class A's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 666 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - CL A	1.78%	11.83%	10.28%
Fidelity Adv Overseas - CL A (incl. 5.75% sales charge)	-4.07%	10.51%	9.63%
MSCI EAFE	-2.72%	8.82%	7.88%
International Funds Average	2.70%	9.93%	9.30%

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Class A on October 31, 1990, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have grown to $25,082 - a 150.82% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $21,359 - a 113.59% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Overseas Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Prior to December 1, 1992, Fidelity Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - CL T	1.62%	74.22%	165.09%
Fidelity Adv Overseas - CL T (incl. 3.50% sales charge)	-1.93%	68.12%	155.81%
MSCI EAFE	-2.72%	52.63%	113.59%
International Funds Average	2.70%	62.88%	149.02%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2000, the index included over 840 equity securities of companies domiciled in 20 countries. To measure how Class T's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 666 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - CL T	1.62%	11.74%	10.24%
Fidelity Adv Overseas - CL T (incl. 3.50% sales charge)	-1.93%	10.95%	9.85%
MSCI EAFE	-2.72%	8.82%	7.88%
International Funds Average	2.70%	9.93%	9.30%

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Class T on October 31, 1990, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have grown to $25,581 - a 155.81% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $21,359 - a 113.59% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Overseas Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on July 3, 1995. Class B shares bear a 1.00% 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. Prior to December 1, 1992, Fidelity Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - CL B	1.02%	68.82%	156.87%
Fidelity Adv Overseas - CL B (incl. contingent deferred sales charge)	-3.79%	66.82%	156.87%
MSCI EAFE	-2.72%	52.63%	113.59%
International Funds Average	2.70%	62.88%	149.02%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2000 the index included over 840 equity securities of companies domiciled in 20 countries. To measure how Class B's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 666 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - CL B	1.02%	11.04%	9.89%
Fidelity Adv Overseas - CL B (incl. contingent deferred sales charge)	-3.79%	10.78%	9.89%
MSCI EAFE	-2.72%	8.82%	7.88%
International Funds Average	2.70%	9.93%	9.30%

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Class B on October 31, 1990. As the chart shows, by October 31, 2000, the value of the investment would have been $25,687 - a 156.87% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $21,359 - a 113.59% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Overseas Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between July 3, 1995 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year, and past 10 year total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. Prior to December 1, 1992, Fidelity Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - CL C	1.05%	68.88%	156.96%
Fidelity Adv Overseas - CL C (incl. contingent deferred sales charge)	0.09%	68.88%	156.96%
MSCI EAFE	-2.72%	52.63%	113.59%
International Funds Average	2.70%	62.88%	149.02%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) - a market capitalization-weighted index that is designed to represent the performance of stock markets outside the United States and Canada. As of October 31, 2000, the index included over 840 equity securities of companies domiciled in 20 countries. To measure how Class C's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 666 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - CL C	1.05%	11.05%	9.90%
Fidelity Adv Overseas - CL C (incl. contingent deferred sales charge)	0.09%	11.05%	9.90%
MSCI EAFE	-2.72%	8.82%	7.88%
International Funds Average	2.70%	9.93%	9.30%

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Class C on October 31, 1990. As the chart shows, by October 31, 2000 the value of the investment would have been $25,696 - a 156.96% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $21,359 - a 113.59% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Currency disparities, the see-saw performance of technology and telecommunications stocks and increased uncertainty over the direction of energy prices contributed to volatile world markets for the 12-month period that ended October 31, 2000. Through the first half of the period, foreign investors enjoyed handsome returns from technology and telecommunications holdings. These gains disappeared down the stretch, however, as the dollar continued to outperform the struggling euro - the uniform currency of 11 European nations - and the Japanese yen by wide margins. Soaring oil and gas prices also added to the volatility. The Morgan Stanley EAFE® index - which tracks the performance of stock markets in Europe, Australasia and the Far East - fell 2.72% during the period. Europe's economic recovery remained on course, but the euro's continued weakness proved to be a millstone. The Morgan Stanley Europe index had a 12-month return of 1.16%. Japan's economic recovery, on the other hand, appeared to be short-lived, or at least very, very slow in the making. The Morgan Stanley Japan index declined 11.61% during the period. Emerging markets, meanwhile, were unable to sustain the momentum they carried into early 2000 - the Morgan Stanley Emerging Markets Free index tumbled 10.33%.

(Portfolio Manager photograph)
An interview with Rick Mace,
Portfolio Manager of Fidelity
Advisor Overseas Fund

Q. How did the fund perform, Rick?

A. For the 12-month period that ended October 31, 2000, the fund's Class A, Class T, Class B and Class C shares returned 1.78%, 1.62%, 1.02% and 1.05%, respectively. For the same period, the Morgan Stanley Capital International (MSCI) EAFE Index, a broad measure of stock performance in Europe, Australasia and the Far East, declined 2.72%. The fund also compares its performance against the Lipper Inc. international funds average, which was up 2.70% during the past year.

Q. What factors helped the fund outperform its index during the 12-month period?

A. Overweightings and favorable stock selection in the industrial machinery, telecommunications, and transportation and shipping industries were the major factors. More specifically, our positions in Furukawa Electric, a company that manufactures optic fiber used in high-capacity telecommunications networks, and Kyocera, a producer of internal components for cellular handsets, provided a significant boost to performance. Many telephone holdings also aided performance, such as our positions in Mannesmann - later bought by Vodafone Group - and China Mobile, which were particular standouts. The fund also benefited from an early entrance into transportation and shipping stocks, such as Teekay Shipping and Overseas Shipholding, which rose sharply on an increase in worldwide demand for oil. Among energy stocks, French producer TotalFinaElf and several smaller Canadian holdings, such as Talisman, made strong contributions. From a country perspective, being slightly underweighted in the poor-performing Japanese market, particularly during the past six months, proved helpful. Meanwhile, holding significant out-of-benchmark stakes in the relatively strong-performing markets in Canada, Mexico and the U.S. fueled the fund's overall performance.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What other investment strategies did you employ?

A. During the past year, I reduced the fund's total number of stocks to focus more on the positions I felt offered the best value and potential for growth. This strategy increased the fund's top-10 holdings to roughly 26% of the fund's net assets, from about 20% at the beginning of 2000. I recently pared back the fund's telecommunications positions, particularly in equipment manufacturers where competitive pricing pressures and weakening handset demand threatened to hurt profits. Similarly, I cut back on a number of telephone holdings due to rising concerns over the prices that some of these companies were paying for recent acquisitions. I also was concerned by the high prices that many of these companies were bidding for G3 spectrum licenses to accommodate the next generation of wireless communications. Additionally, I generally took some profits across the board among our energy holdings due to less-favorable projections of supply and demand. At the same time, I increased the fund's exposure to pharmaceuticals and European consumer stocks, such as Unilever and Nestle, because of the relatively stable earnings growth those sectors historically provide.

Q. The fund's financial services weighting rose to 17.7% from 13.3% six months ago. What was your strategy there?

A. I increased our positions in Nomura Securities and Nikko Securities because I believed the trend of Japanese investors using the securities markets for wealth building was in the initial stage of a long-term growth trend. With the recent deregulation of financial services in Japan, these stocks could benefit going forward. As the period progressed, I opportunistically added to the fund's holdings in selected bank stocks, such as Royal Bank of Scotland and Lloyd's TSB Group in the United Kingdom, which reached such low levels that I couldn't ignore them.

Q. What were some of the fund's top performers? What stocks disappointed?

A. Despite a profit warning at the end of the period, Nokia, the Finnish cellular handset manufacturer, was rewarded for its industry leadership position. In addition, TotalFinaElf performed well as a result of the rising global demand for oil. Asian semiconductor holdings were among the fund's biggest disappointments as the price of main memory chips slid to a three-month low in September. South Korea's Samsung Electronics and Hyundai Electronics were among the fund's biggest detractors.

Q. What's your outlook for the next six months, Rick?

A. I expect the volatility we've experienced in the markets during the past six months to continue. The euro has shown little evidence of strengthening, and slowing global economies could hinder corporate profits. Global demand for PCs, handsets and other hardware appears to be slower than previously expected while, at the same time, there is an oversupply of internal components in the marketplace. Given these factors, I believe the performance of overseas stocks going forward will be closely tied to corporate earnings and fundamentals.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks growth of capital primarily through investments in foreign securities

Start date: April 23, 1990

Size: as of October 31, 2000, more than $2.0 billion

Manager: Rick Mace, since 1996; joined Fidelity in 1987

3

Rick Mace on the recent
volatility in global markets:

"As we've seen during the past six months, volatility in the equity markets - both domestically and internationally - has increased this year. I believe it is here to stay for a while.

"It's important to realize that today volatility is truly global, influenced a great deal by economic conditions in the United States. When the U.S. economy cools, the rest of the world freezes. When U.S. markets warm, the rest of the world catches fire. Part of the reason volatility is global is that merger and acquisition activity is sweeping the world. Companies are buying one another not just within their own geographic markets, but on a global basis. This acquisition activity suggests that industries also are consolidating around the world.

"Turning to individual markets, I think we will see the European and Japanese economies sputter along in the short term. However, looking with a longer perspective, the corporate cultures in both Europe and Japan are changing - for the better. For example, an increasing number of companies are offering stock options to senior employees, a move that should improve bottom lines and add value for shareholders. Additionally, the increase in M&A activity is driving efficiency into companies and improving returns for shareholders. In the emerging markets, the outlook is mixed. Although Southeast Asian economies have stabilized, the rise in oil costs could hinder short-term growth. There is a slightly better outlook in Latin America, because a number of countries are self-sufficient in energy production.

"Understandably, most people fear volatility. But in my opinion, volatility can be a good thing, because it creates opportunities to buy and sell."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Nokia AB (Finland, Communications Equipment)	4.9	3.6
Vodafone Group PLC (United Kingdom, Cellular)	3.6	3.9
TotalFinaElf SA Class B (France, Oil & Gas)	3.5	3.8
Sony Corp. (Japan, Consumer Electronics)	2.2	0.7
Nippon Telegraph & Telephone Corp. (Japan, Telephone Services)	2.1	1.1
	16.3	13.1
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Finance	17.7	13.3
Technology	15.0	20.5
Utilities	14.6	19.7
Energy	6.6	8.5
Health	6.5	3.9
Top Five Countries as of October 31, 2000
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	22.7	23.8
United Kingdom	14.0	15.4
France	10.0	10.3
Finland	6.9	4.7
Switzerland	6.0	3.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2000	As of April 30, 2000
Stocks, Investment Companies and Equity Futures 89.9%	Stocks and Investment Companies 93.1%
Bonds 0.2%	Bonds 0.2%
Short-Term Investments and Net Other Assets 9.9%	Short-Term Investments and Net Other Assets 6.7%

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 89.5%
	Shares	Value (Note 1) (000s)
Australia - 1.0%
BHP Ltd.	482,140	$ 4,690
Cable & Wireless Optus Ltd. (a)	2,036,300	4,328
News Corp. Ltd.	565,237	6,076
News Corp. Ltd. sponsored ADR (preferred ltd. vtg.)	118,900	4,303
TOTAL AUSTRALIA		19,397
Brazil - 0.2%
Telesp Celular Participacoes SA ADR	100,000	3,163
Canada - 2.4%
Alberta Energy Co. Ltd.	146,100	5,398
Alcan Aluminium Ltd.	132,800	4,191
BCE, Inc.	145,500	3,918
Canadian Natural Resources Ltd. (a)	335,000	9,901
Ensign Resource Service Group, Inc.	22,600	609
Nortel Networks Corp.	67,369	3,065
Rio Alto Exploration Ltd. (a)	443,500	7,545
Suncor Energy, Inc.	15,500	303
Talisman Energy, Inc. (a)	409,400	12,894
TOTAL CANADA		47,824
Finland - 6.9%
Nokia AB	2,328,100	99,528
Sampo Insurance Co. Ltd. (A Shares)	93,000	3,789
Sonera Corp.	155,100	3,418
UPM-Kymmene Corp.	1,113,100	31,509
TOTAL FINLAND		138,244
France - 10.0%
Alcatel SA (RFD) (a)	218,500	13,629
Aventis SA (France)	147,814	10,652
AXA SA de CV	118,690	15,716
BNP Paribas SA	114,345	9,861
Canal Plus SA	20,700	2,996
Castorama Dubois Investissements SA	86,430	17,577
France Telecom SA	120,600	12,611
Sanofi-Synthelabo SA	189,500	9,973
Suez Lyonnaise des Eaux (France)	34,800	5,311
Television Francaise 1 SA (a)	82,630	4,510
TotalFinaElf SA Class B	492,596	70,564
Common Stocks - continued
	Shares	Value (Note 1) (000s)
France - continued
Vivendi Environment (a)	351,200	$ 13,116
Vivendi SA	203,700	14,645
TOTAL FRANCE		201,161
Germany - 2.4%
Allianz AG (Reg.)	38,700	13,125
BASF AG	372,800	14,619
Bayerische Hypo-und Vereinsbank AG	80,500	4,424
Deutsche Lufthansa AG (Reg.)	145,800	2,846
Kali Und Salz Beteiligungs AG	363,500	5,245
Muenchener Ruckversicherungs-Gesellschaft AG (Reg.)	20,100	6,321
United Internet AG (a)	155,000	997
TOTAL GERMANY		47,577
Hong Kong - 2.1%
China Mobile (Hong Kong) Ltd. (a)	4,417,000	27,054
Hutchison Whampoa Ltd.	905,200	11,231
Johnson Electric Holdings Ltd.	2,498,000	4,965
TOTAL HONG KONG		43,250
Ireland - 0.4%
Bank of Ireland, Inc.	982,520	7,572
Italy - 1.4%
Banca Intesa Spa	1,482,481	6,197
Olivetti Spa	1,353,000	4,118
San Paolo IMI Spa	351,300	5,658
Telecom Italia Spa	1,003,828	11,795
TOTAL ITALY		27,768
Japan - 22.4%
Advantest Corp.	27,500	3,587
Asahi Chemical Industry Co. Ltd. (a)	383,000	2,373
Canon, Inc.	243,000	9,857
Daiwa Securities Group, Inc.	1,469,000	16,277
DDI Corp.	425	1,994
Fujitsu Ltd.	463,000	8,249
Furukawa Electric Co. Ltd.	1,154,000	30,355
Hitachi Chemical Co. Ltd.	95,000	2,386
Hitachi Zosen Corp. (a)	3,043,000	2,315
Ito-Yokado Co. Ltd.	272,000	12,290
Kyocera Corp.	77,700	10,392
Matsushita Electric Industrial Co. Ltd.	374,000	10,930
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Mitsubishi Electric Corp.	502,000	$ 3,607
Mitsubishi Estate Co. Ltd. (a)	444,000	4,720
Mitsui Fudosan Co. Ltd.	198,000	2,399
NEC Corp.	860,000	16,394
Net One Systems Co. Ltd.	111	3,296
NGK Insulators Ltd.	263,000	3,483
Nikko Securities Co. Ltd.	4,221,000	36,442
Nikon Corp.	246,000	3,576
Nintendo Co. Ltd.	27,800	4,599
Nippon Telegraph & Telephone Corp.	4,566	41,555
Nomura Securities Co. Ltd.	1,810,000	38,403
NTT DoCoMo, Inc.	745	18,367
Oki Electric Industry Co. Ltd. (a)	513,000	3,051
Omron Corp.	563,000	13,880
ORIX Corp.	59,800	6,275
Rohm Co. Ltd.	17,100	4,311
Softbank Corp.	229,900	13,801
Sony Corp.	521,400	43,276
Takeda Chemical Industries Ltd.	346,000	22,800
Toko, Inc.	423,000	2,210
Tokyo Broadcasting System, Inc.	98,000	3,835
Tokyo Electron Ltd.	46,400	3,632
Toshiba Corp.	1,429,000	10,216
Toyota Motor Corp.	786,400	31,424
Trans Cosmos, Inc.	11,100	803
Yamanouchi Pharmaceutical Co. Ltd.	84,000	3,803
TOTAL JAPAN		451,163
Korea (South) - 2.7%
Hyundai Electronics Industries Co. Ltd. (a)	1,592,480	9,786
Kookmin Bank	319,000	3,646
Samsung Electronics Co. Ltd.	281,600	35,277
Samsung Heavy Industries Ltd. (a)	489,100	1,522
SK Telecom Co. Ltd. sponsored ADR	181,100	4,539
TOTAL KOREA (SOUTH)		54,770
Marshall Islands - 0.6%
Teekay Shipping Corp.	342,000	12,782
Mexico - 1.7%
Grupo Televisa SA de CV sponsored GDR	85,900	4,649
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Mexico - continued
Telefonos de Mexico SA de CV Series L sponsored ADR	259,800	$ 14,013
TV Azteca SA de CV sponsored ADR	1,234,800	15,435
TOTAL MEXICO		34,097
Netherlands - 5.4%
ABN AMRO Holding NV	288,700	6,690
Akzo Nobel NV	185,600	8,452
Heineken NV	67,900	3,689
ING Groep NV (Certificaten Van Aandelen)	321,273	22,067
Koninklijke Ahold NV	631,330	18,343
Koninklijke Philips Electronics NV	166,258	6,535
Nutreco Holding NV	90,104	3,885
Royal Dutch Petroleum Co. (Hague Registry)	162,700	9,660
Unilever NV (Certificaten Van Aandelen) (a)	243,300	12,205
United Pan-Europe Communications NV Class A (a)	264,600	4,638
Vendex KBB NV	436,900	5,481
VNU NV	78,400	3,717
Wolters Kluwer NV (Certificaten Van Aandelen)	171,900	3,869
TOTAL NETHERLANDS		109,231
Norway - 1.7%
Bergesen dy ASA:
(A Shares)	492,900	9,813
(B Shares)	401,300	7,342
DNB Holding ASA	1,536,618	6,664
Frontline Ltd. (a)	659,800	10,864
TOTAL NORWAY		34,683
Singapore - 0.3%
Overseas Union Bank Ltd.	631,272	3,058
United Overseas Bank Ltd.	381,488	2,827
TOTAL SINGAPORE		5,885
Spain - 2.4%
Altadis SA	177,481	2,659
Banco Santander Central Hispano SA	1,789,260	17,344
Telefonica SA (a)	1,497,900	28,569
TOTAL SPAIN		48,572
Sweden - 1.4%
Telefonaktiebolaget LM Ericsson (B Shares)	2,059,800	28,580
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Switzerland - 6.0%
Credit Suisse Group (Reg.)	130,678	$ 24,500
Julius Baer Holding AG	927	4,590
Nestle SA (Reg.)	19,953	41,349
Novartis AG (Reg.)	6,923	10,503
The Swatch Group AG (Reg.)	39,900	10,855
UBS AG	78,778	10,913
Zurich Financial Services Group AG	36,510	17,671
TOTAL SWITZERLAND		120,381
Taiwan - 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	2,821,451	8,560
United Microelectronics Corp. (a)	3,303,600	5,830
TOTAL TAIWAN		14,390
United Kingdom - 14.0%
Amvescap PLC	400,300	8,937
AstraZeneca Group PLC (United Kingdom)	100,800	4,807
BAE Systems PLC	1,136,718	6,452
Barclays PLC	193,300	5,526
BBA Group PLC	428,300	2,350
Billiton PLC	1,249,300	4,763
BP Amoco PLC	1,966,660	16,696
British Telecommunications PLC	937,900	11,161
Cable & Wireless PLC	366,700	5,183
Carlton Communications PLC	762,300	6,133
Diageo PLC	456,800	4,308
Glaxo Wellcome PLC	432,900	12,595
Granada Compass PLC (a)	386,330	3,327
HSBC Holdings PLC (United Kingdom) (Reg.)	687,667	9,916
Lloyds TSB Group PLC	1,773,800	18,052
Marconi PLC	256,500	3,235
Misys PLC	550,900	5,734
Reed International PLC	385,000	3,555
Reuters Group PLC	692,700	13,609
Rio Tinto PLC (Reg. D)	680,700	11,003
Royal Bank of Scotland Group PLC	1,027,900	23,053
SMG PLC	564,400	2,209
SmithKline Beecham PLC	1,341,102	17,485
SSL International PLC	339,300	3,947
Unilever PLC	193,300	1,347
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Vodafone Group PLC	17,106,916	$ 72,811
WPP Group PLC	325,200	4,361
TOTAL UNITED KINGDOM		282,555
United States of America - 3.4%
Bristol-Myers Squibb Co.	249,900	15,228
Eli Lilly & Co.	86,300	7,713
OMI Corp. (a)	430,300	2,985
Overseas Shipholding Group, Inc.	374,600	8,990
Pfizer, Inc.	222,900	9,626
Schering-Plough Corp.	249,900	12,917
VoiceStream Wireless Corp. (a)	75,700	9,955
TOTAL UNITED STATES OF AMERICA		67,414
TOTAL COMMON STOCKS (Cost $1,628,367)		1,800,459
Investment Companies - 0.1%

Multi-National - 0.1%
European Warrant Fund, Inc. (Cost $3,643)	220,200	2,945
Convertible Bonds - 0.2%
Moody's Ratings (unaudited)		Principal Amount (000s)
Hong Kong - 0.2%
China Mobile (Hong Kong) Ltd. 2.25% 11/3/05 (Cost $3,439)	Baa2	$ 3,439	3,439
Government Obligations - 0.0%

United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 6.14% to 6.16% 11/9/00 to 1/11/01 (c) (Cost $471)	-	475	471
Cash Equivalents - 9.6%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 6.61% (b)	171,742,079	$ 171,742
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	21,299,550	21,300
TOTAL CASH EQUIVALENTS (Cost $193,042)		193,042
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $1,828,962)		2,000,356
NET OTHER ASSETS - 0.6%		12,102
NET ASSETS - 100%		$ 2,012,458
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
90 Nikkei 225 Index Contracts (Japan)	Dec. 2000	$ 6,640	$ (754)

The face value of futures purchased as a percentage of net assets - 0.3%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $471,000.
Income Tax Information

At October 31, 2000, the aggregate
cost of investment securities for income
tax purposes was $1,851,512,000.
Net unrealized appreciation aggregated $148,844,000, of which $329,592,000 related to appreciated investment securities and $180,748,000 related to depreciated investment securities.

The fund hereby designates approximately $92,559,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	October 31, 2000
Asset
Investment in securities, at value (cost $1,828,962) - See accompanying schedule		$ 2,000,356
Cash		325
Foreign currency held at value (cost $612)		607
Receivable for investments sold		54,685
Receivable for fund shares sold		10,018
Dividends receivable		2,764
Interest receivable		966
Receivable for daily variation on futures contracts		101
Other receivables		21
Total assets		2,069,843
Liabilities
Payable for investments purchased	$ 28,013
Payable for fund shares redeemed	5,213
Accrued management fee	1,280
Distribution fees payable	872
Other payables and accrued expenses	707
Collateral on securities loaned, at value	21,300
Total liabilities		57,385
Net Assets		$ 2,012,458
Net Assets consist of:
Paid in capital		$ 1,635,481
Undistributed net investment income		57,980
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		148,519
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		170,478
Net Assets		$ 2,012,458

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($44,110 ÷ 2,219 shares)	$19.88
Maximum offering price per share (100/94.25 of $19.88)	$21.09
Class T: Net Asset Value and redemption price per share ($1,678,401 ÷ 83,369 shares)	$20.13
Maximum offering price per share (100/96.50 of $20.13)	$20.86
Class B: Net Asset Value and offering price per share ($124,692 ÷ 6,398 shares) A	$19.49
Class C: Net Asset Value and offering price per share ($75,708 ÷ 3,824 shares) A	$19.80
Institutional Class: Net Asset Value, offering price and redemption price per share ($89,547 ÷ 4,489 shares)	$19.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2000
Investment Income Dividends		$ 25,315
Special dividend from BCE, Inc.		3,831
Interest		9,802
Security lending		513
		39,461
Less foreign taxes withheld		(3,134)
Total income		36,327
Expenses
Management fee Basic fee	$ 15,078
Performance adjustment	2,434
Transfer agent fees	4,601
Distribution fees	10,704
Accounting and security lending fees	1,003
Non-interested trustees' compensation	6
Custodian fees and expenses	993
Registration fees	251
Audit	54
Legal	52
Miscellaneous	22
Total expenses before reductions	35,198
Expense reductions	(444)	34,754
Net investment income		1,573
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	217,443
Foreign currency transactions	(1,080)
Futures contracts	1,389	217,752
Change in net unrealized appreciation (depreciation) on:
Investment securities	(218,049)
Assets and liabilities in foreign currencies	(225)
Futures contracts	(1,136)	(219,410)
Net gain (loss)		(1,658)
Net increase (decrease) in net assets resulting from operations		$ (85)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2000	Year ended October 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 1,573	$ 5,488
Net realized gain (loss)	217,752	133,044
Change in net unrealized appreciation (depreciation)	(219,410)	216,537
Net increase (decrease) in net assets resulting from operations	(85)	355,069
Distributions to shareholders From net investment income	(5,290)	(3,445)
In excess of net investment income	(5,539)	-
From net realized gain	(81,508)	(10,438)
Total distributions	(92,337)	(13,883)
Share transactions - net increase (decrease)	388,023	127,794
Total increase (decrease) in net assets	295,601	468,980
Net Assets
Beginning of period	1,716,857	1,247,877
End of period (including undistributed net investment income of $57,980 and $10,177, respectively)	$ 2,012,458	$ 1,716,857

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2000	1999	1998	1997	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 20.59	$ 16.32	$ 16.89	$ 15.29	$ 14.98
Income from Investment Operations
Net investment income D	.06 H	.10	.09	.09	.04
Net realized and unrealized gain (loss)	.38 I	4.42	.51	2.39	.27
Total from investment operations	.44	4.52	.60	2.48	.31
Less Distributions
From net investment income	(.08)	(.11)	(.21)	(.25)	-
In excess of net investment income	(.09)	-	-	-	-
From net realized gain	(.98)	(.14)	(.96)	(.63)	-
Total distributions	(1.15)	(.25)	(1.17)	(.88)	-
Net asset value, end of period	$ 19.88	$ 20.59	$ 16.32	$ 16.89	$ 15.29
Total Return B, C	1.78%	28.05%	3.73%	16.95%	2.07%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 44	$ 23	$ 12	$ 5	$ 1
Ratio of expenses to average net assets	1.49%	1.55%	1.55% F	1.90% F	1.16% A, F
Ratio of expenses to average net assets after expense reductions	1.46% G	1.52% G	1.54% G	1.89% G	1.16% A
Ratio of net investment income to average net assets	.28%	.57%	.51%	.53%	1.74% A
Portfolio turnover	132%	85%	74%	70%	82%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class A shares) to October 31, 1996.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $.04 per share.

I The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 20.83	$ 16.48	$ 17.02	$ 15.30	$ 13.92
Income from Investment Operations
Net investment income C	.02 F	.07	.06	.13	.19 D
Net realized and unrealized gain (loss)	.39 G	4.46	.52	2.38	1.29
Total from investment operations	.41	4.53	.58	2.51	1.48
Less Distributions
From net investment income	(.06)	(.04)	(.16)	(.16)	(.09)
In excess of net investment income	(.07)	-	-	-	-
From net realized gain	(.98)	(.14)	(.96)	(.63)	(.01)
Total distributions	(1.11)	(.18)	(1.12)	(.79)	(.10)
Net asset value, end of period	$ 20.13	$ 20.83	$ 16.48	$ 17.02	$ 15.30
Total Return A, B	1.62%	27.74%	3.57%	17.07%	10.69%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,678	$ 1,480	$ 1,086	$ 1,111	$ 995
Ratio of expenses to average net assets	1.67%	1.72%	1.74%	1.66%	1.61%
Ratio of expenses to average net assets after expense reductions	1.65% E	1.69% E	1.72% E	1.65% E	1.60% E
Ratio of net investment income to average net assets	.10%	.39%	.35%	.80%	1.30%
Portfolio turnover	132%	85%	74%	70%	82%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the one time sales charge.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $.04 per share.

G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 20.25	$ 16.08	$ 16.69	$ 15.06	$ 13.92
Income from Investment Operations
Net investment income (loss) C	(.11) G	(.03)	(.03)	.02	.08 D
Net realized and unrealized gain (loss)	.39 H	4.34	.51	2.36	1.26
Total from investment operations	.28	4.31	.48	2.38	1.34
Less Distributions
From net investment income	(.03)	-	(.13)	(.12)	(.19)
In excess of net investment income	(.03)	-	-	-	-
From net realized gain	(.98)	(.14)	(.96)	(.63)	(.01)
Total distributions	(1.04)	(.14)	(1.09)	(.75)	(.20)
Net asset value, end of period	$ 19.49	$ 20.25	$ 16.08	$ 16.69	$ 15.06
Total Return A, B	1.02%	27.00%	3.00%	16.41%	9.73%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 125	$ 89	$ 58	$ 40	$ 19
Ratio of expenses to average net assets	2.27%	2.29% E	2.30% E	2.30%	2.37%
Ratio of expenses to average net assets after expense reductions	2.25% F	2.26% F	2.29% F	2.29% F	2.37%
Ratio of net investment income (loss) to average net assets	(.50)%	(.18)%	(.19)%	.15%	.53%
Portfolio turnover	132%	85%	74%	70%	82%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the contingent deferred sales charge.

C Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $.04 per share.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 20.58	$ 16.37	$ 17.23
Income from Investment Operations
Net investment income (loss) D	(.10) H	(.02)	(.03)
Net realized and unrealized gain (loss)	.39 I	4.43	.29
Total from investment operations	.29	4.41	.26
Less Distributions
From net investment income	(.04)	(.06)	(.16)
In excess of net investment income	(.05)	-	-
From net realized gain	(.98)	(.14)	(.96)
Total distributions	(1.07)	(.20)	(1.12)
Net asset value, end of period	$ 19.80	$ 20.58	$ 16.37
Total Return B, C	1.05%	27.21%	2.84%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 76	$ 35	$ 15
Ratio of expenses to average net assets	2.22%	2.25% F	2.30% A, F
Ratio of expenses to average net assets after expense reductions	2.20% G	2.22% G	2.30% A
Ratio of net investment income (loss) to average net assets	(.45)%	(.13)%	(.20)% A
Portfolio turnover	132%	85%	74%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to October 31, 1998.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $.04 per share.

I The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 20.62	$ 16.36	$ 16.92	$ 15.20	$ 13.97
Income from Investment Operations
Net investment income B	.14 D	.17	.13	.22	.21 C
Net realized and unrealized gain (loss)	.38 F	4.39	.53	2.36	1.24
Total from investment operations	.52	4.56	.66	2.58	1.45
Less Distributions
From net investment income	(.10)	(.16)	(.26)	(.23)	(.21)
In excess of net investment income	(.11)	-	-	-	-
From net realized gain	(.98)	(.14)	(.96)	(.63)	(.01)
Total distributions	(1.19)	(.30)	(1.22)	(.86)	(.22)
Net asset value, end of period	$ 19.95	$ 20.62	$ 16.36	$ 16.92	$ 15.20
Total Return A	2.18%	28.30%	4.11%	17.73%	10.51%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 90	$ 90	$ 77	$ 38	$ 16
Ratio of expenses to average net assets	1.13%	1.18%	1.26%	1.17%	1.44%
Ratio of expenses to average net assets after expense reductions	1.11% E	1.15% E	1.24% E	1.16% E	1.43% E
Ratio of net investment income to average net assets	.63%	.94%	.76%	1.31%	1.46%
Portfolio turnover	132%	85%	74%	70%	82%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.04 per share.

D Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $.04 per share.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Advisor Overseas Fund(the fund) is a fund of Fidelity Advisor Series VIII(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,739,133,000 and $2,502,270,000, respectively, of which U.S. government and government agency obligations aggregated $0 and $3,405,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $26,938,000 and $31,192,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .84% of average net assets after the performance adjustment.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser Fee.Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-
adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 96,000	$ -
Class T	8,766,000	42,000
Class B	1,226,000	920,000
Class C	616,000	337,000
	$ 10,704,000	$ 1,299,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 271,000	$ 120,000
Class T	553,000	196,000
Class B	247,000	247,000 *
Class C	29,000	29,000 *
	$ 1,100,000	$ 592,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 107,000.28
Class T	3,767,000.21
Class B	382,000.31
Class C	162,000.26
Institutional Class	183,000.18
	$ 4,601,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $20,000 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $20,884,000. The fund received cash collateral of $21,300,000 which was invested in the Central Cash Collateral Fund.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $437,000 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $7,000 under the custodian arrangement.

7. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 13% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended October 31,
	2000	1999
From net investment income
Class A	$ 95	$ 78
Class T	4,533	2,595
Class B	132	-
Class C	76	50
Institutional Class	454	722
Total	$ 5,290	$ 3,445
In excess of net investment income
Class A	$ 99	$ -
Class T	4,748	-
Class B	138	-
Class C	79	-
Institutional Class	475	-
Total	$ 5,539	$ -
From net realized gain
Class A	$ 1,120	$ 99
Class T	69,969	9,084
Class B	4,396	507
Class C	1,690	116
Institutional Class	4,333	632
Total	$ 81,508	$ 10,438
	$ 92,337	$ 13,883

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Amounts in thousands	Year ended October 31,	Year ended October 31,	Year ended October 31,	Year ended October 31,
	2000	1999	2000	1999

Class A Shares sold	4,566	4,183	$ 100,132	$ 76,263
Reinvestment of distributions	57	11	1,222	173
Shares redeemed	(3,543)	(3,818)	(78,300)	(69,891)
Net increase (decrease)	1,080	376	$ 23,054	$ 6,545
Class T Shares sold	50,328	100,980	$ 1,122,012	$ 1,884,019
Reinvestment of distributions	3,494	648	75,183	10,982
Shares redeemed	(41,478)	(96,495)	(926,640)	(1,796,038)
Net increase (decrease)	12,344	5,133	$ 270,555	$ 98,963
Class B Shares sold	2,974	2,267	$ 64,992	$ 41,143
Reinvestment of distributions	196	27	4,107	454
Shares redeemed	(1,177)	(1,520)	(25,357)	(27,409)
Net increase (decrease)	1,993	774	$ 43,742	$ 14,188
Class C Shares sold	3,639	8,406	$ 80,303	$ 153,485
Reinvestment of distributions	76	9	1,630	143
Shares redeemed	(1,582)	(7,619)	(34,658)	(139,603)
Net increase (decrease)	2,133	796	$ 47,275	$ 14,025
Institutional Class Shares sold	2,113	3,272	$ 47,118	$ 59,739
Reinvestment of distributions	99	36	2,115	602
Shares redeemed	(2,077)	(3,637)	(45,836)	(66,268)
Net increase (decrease)	135	(329)	$ 3,397	$ (5,927)

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 8, 2000

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Overseas voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/11/00	12/8/00	$.43	$1.72
Class T	12/11/00	12/8/00	$.35	$1.72
Class B	12/11/00	12/8/00	$.25	$1.72
Class C	12/11/00	12/8/00	$.30	$1.72

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/6/99	$.310	$.036
Class T	12/6/99	$.283	$.036
Class B	12/6/99	$.235	$.036
Class C	12/6/99	$.256	$.036

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Richard A. Spillane, Jr., Vice President

Richard R. Mace, Jr., Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

* Independent trustees

Annual Report

Focus Funds

Fidelity Advisor Consumer
Industries Fund

Fidelity Advisor Cyclical
Industries Fund

Fidelity Advisor Financial
Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Natural
Resources Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Telecommunications & Utilities Growth Fund

Growth Funds

Fidelity Advisor Korea Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor International
Capital Appreciation Fund

Fidelity Advisor Overseas Fund

Fidelity Advisor Diversified International Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor TechnoQuant ®
Growth Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor Value Strategies Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Dynamic Capital Appreciation Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Growth
Opportunities Fund

Growth and Income Funds

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Asset Allocation Fund

Fidelity Advisor Balanced Fund

Taxable Income Funds

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor High Income Fund

Fidelity Advisor Strategic Income Fund

Fidelity Advisor Mortgage
Securities Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Short Fixed-Income Fund

Municipal Funds

Fidelity Advisor Municipal Income Fund

Money Market Funds

Prime Fund

Treasury Fund

Tax-Exempt Fund

OS-ANN-1200 118696
1.538536.103

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Overseas

Fund - Institutional Class

Annual Report

October 31, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Overseas Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. Prior to December 1, 1992, Fidelity Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - Inst CL	2.18%	77.57%	171.16%
MSCI EAFE®	-2.72%	52.63%	113.59%
International Funds Average	2.70%	62.88%	149.02%

Cumulative total returns show Institutional Class performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE®) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2000, the index included over 840 equity securities of companies domiciled in 20 countries. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 666 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - Inst CL	2.18%	12.17%	10.49%
MSCI EAFE	-2.72%	8.82%	7.88%
International Funds Average	2.70%	9.93%	9.30%

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Institutional Class on October 31, 2000, 1990. As the chart shows, by October 31, 2000, the value of the investment would have grown to $27,116 - a 171.16% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $21,359 - a 113.59% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Currency disparities, the see-saw performance of technology and telecommunications stocks and increased uncertainty over the direction of energy prices contributed to volatile world markets for the 12-month period that ended October 31, 2000. Through the first half of the period, foreign investors enjoyed handsome returns from technology and telecommunications holdings. These gains disappeared down the stretch, however, as the dollar continued to outperform the struggling euro - the uniform currency of 11 European nations - and the Japanese yen by wide margins. Soaring oil and gas prices also added to the volatility. The Morgan Stanley EAFE® index - which tracks the performance of stock markets in Europe, Australasia and the Far East - fell 2.72% during the period. Europe's economic recovery remained on course, but the euro's continued weakness proved to be a millstone. The Morgan Stanley Europe index had a 12-month return of 1.16%. Japan's economic recovery, on the other hand, appeared to be short-lived, or at least very, very slow in the making. The Morgan Stanley Japan index declined 11.61% during the period. Emerging markets, meanwhile, were unable to sustain the momentum they carried into early 2000 - the Morgan Stanley Emerging Markets Free index tumbled 10.33%.

(Portfolio Manager photograph)
An interview with Rick Mace,
Portfolio Manager of Fidelity
Advisor Overseas Fund

Q. How did the fund perform, Rick?

A. For the 12-month period that ended October 31, 2000, the fund's Institutional Class shares returned 2.18%. For the same period, the Morgan Stanley Capital International (MSCI) EAFE Index, a broad measure of stock performance in Europe, Australasia and the Far East, declined 2.72%. The fund also compares its performance against the Lipper Inc. international funds average, which was up 2.70% during the past year.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What factors helped the fund outperform its index during the 12-month period?

A. Overweightings and favorable stock selection in the industrial machinery, telecommunications, and transportation and shipping industries were the major factors. More specifically, our positions in Furukawa Electric, a company that manufactures optic fiber used in high-capacity telecommunications networks, and Kyocera, a producer of internal components for cellular handsets, provided a significant boost to performance. Many telephone holdings also aided performance, such as our positions in Mannesmann - later bought by Vodafone Group - and China Mobile, which were particular standouts. The fund also benefited from an early entrance into transportation and shipping stocks, such as Teekay Shipping and Overseas Shipholding, which rose sharply on an increase in worldwide demand for oil. Among energy stocks, French producer TotalFinaElf and several smaller Canadian holdings, such as Talisman, made strong contributions. From a country perspective, being slightly underweighted in the poor-performing Japanese market, particularly during the past six months, proved helpful. Meanwhile, holding significant out-of-benchmark stakes in the relatively strong-performing markets in Canada, Mexico and the U.S. fueled the fund's overall performance.

Q. What other investment strategies did you employ?

A. During the past year, I reduced the fund's total number of stocks to focus more on the positions I felt offered the best value and potential for growth. This strategy increased the fund's top-10 holdings to roughly 26% of the fund's net assets, from about 20% at the beginning of 2000. I recently pared back the fund's telecommunications positions, particularly in equipment manufacturers where competitive pricing pressures and weakening handset demand threatened to hurt profits. Similarly, I cut back on a number of telephone holdings due to rising concerns over the prices that some of these companies were paying for recent acquisitions. I also was concerned by the high prices that many of these companies were bidding for G3 spectrum licenses to accommodate the next generation of wireless communications. Additionally, I generally took some profits across the board among our energy holdings due to less-favorable projections of supply and demand. At the same time, I increased the fund's exposure to pharmaceuticals and European consumer stocks, such as Unilever and Nestle, because of the relatively stable earnings growth those sectors historically provide.

Q. The fund's financial services weighting rose to 17.7% from 13.3% six months ago. What was your strategy there?

A. I increased our positions in Nomura Securities and Nikko Securities because I believed the trend of Japanese investors using the securities markets for wealth building was in the initial stage of a long-term growth trend. With the recent deregulation of financial services in Japan, these stocks could benefit going forward. As the period progressed, I opportunistically added to the fund's holdings in selected bank stocks, such as Royal Bank of Scotland and Lloyd's TSB Group in the United Kingdom, which reached such low levels that I couldn't ignore them.

Q. What were some of the fund's top performers? What stocks disappointed?

A. Despite a profit warning at the end of the period, Nokia, the Finnish cellular handset manufacturer, was rewarded for its industry leadership position. In addition, TotalFinaElf performed well as a result of the rising global demand for oil. Asian semiconductor holdings were among the fund's biggest disappointments as the price of main memory chips slid to a three-month low in September. South Korea's Samsung Electronics and Hyundai Electronics were among the fund's biggest detractors.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook for the next six months, Rick?

A. I expect the volatility we've experienced in the markets during the past six months to continue. The euro has shown little evidence of strengthening, and slowing global economies could hinder corporate profits. Global demand for PCs, handsets and other hardware appears to be slower than previously expected while, at the same time, there is an oversupply of internal components in the marketplace. Given these factors, I believe the performance of overseas stocks going forward will be closely tied to corporate earnings and fundamentals.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks growth of capital primarily through investments in foreign securities

Start date: April 23, 1990

Size: as of October 31, 2000, more than $2.0 billion

Manager: Rick Mace, since 1996; joined Fidelity in 1987

3

Rick Mace on the recent
volatility in global markets:

"As we've seen during the past six months, volatility in the equity markets - both domestically and internationally - has increased this year. I believe it is here to stay for a while.

"It's important to realize that today volatility is truly global, influenced a great deal by economic conditions in the United States. When the U.S. economy cools, the rest of the world freezes. When U.S. markets warm, the rest of the world catches fire. Part of the reason volatility is global is that merger and acquisition activity is sweeping the world. Companies are buying one another not just within their own geographic markets, but on a global basis. This acquisition activity suggests that industries also are consolidating around the world.

"Turning to individual markets, I think we will see the European and Japanese economies sputter along in the short term. However, looking with a longer perspective, the corporate cultures in both Europe and Japan are changing - for the better. For example, an increasing number of companies are offering stock options to senior employees, a move that should improve bottom lines and add value for shareholders. Additionally, the increase in M&A activity is driving efficiency into companies and improving returns for shareholders. In the emerging markets, the outlook is mixed. Although Southeast Asian economies have stabilized, the rise in oil costs could hinder short-term growth. There is a slightly better outlook in Latin America, because a number of countries are self-sufficient in energy production.

"Understandably, most people fear volatility. But in my opinion, volatility can be a good thing, because it creates opportunities to buy and sell."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Nokia AB (Finland, Communications Equipment)	4.9	3.6
Vodafone Group PLC (United Kingdom, Cellular)	3.6	3.9
TotalFinaElf SA Class B (France, Oil & Gas)	3.5	3.8
Sony Corp. (Japan, Consumer Electronics)	2.2	0.7
Nippon Telegraph & Telephone Corp. (Japan, Telephone Services)	2.1	1.1
	16.3	13.1
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Finance	17.7	13.3
Technology	15.0	20.5
Utilities	14.6	19.7
Energy	6.6	8.5
Health	6.5	3.9
Top Five Countries as of October 31, 2000
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	22.7	23.8
United Kingdom	14.0	15.4
France	10.0	10.3
Finland	6.9	4.7
Switzerland	6.0	3.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2000	As of April 30, 2000
Stocks, Investment Companies and Equity Futures 89.9%	Stocks and Investment Companies 93.1%
Bonds 0.2%	Bonds 0.2%
Short-Term Investments and Net Other Assets 9.9%	Short-Term Investments and Net Other Assets 6.7%

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 89.5%
	Shares	Value (Note 1) (000s)
Australia - 1.0%
BHP Ltd.	482,140	$ 4,690
Cable & Wireless Optus Ltd. (a)	2,036,300	4,328
News Corp. Ltd.	565,237	6,076
News Corp. Ltd. sponsored ADR (preferred ltd. vtg.)	118,900	4,303
TOTAL AUSTRALIA		19,397
Brazil - 0.2%
Telesp Celular Participacoes SA ADR	100,000	3,163
Canada - 2.4%
Alberta Energy Co. Ltd.	146,100	5,398
Alcan Aluminium Ltd.	132,800	4,191
BCE, Inc.	145,500	3,918
Canadian Natural Resources Ltd. (a)	335,000	9,901
Ensign Resource Service Group, Inc.	22,600	609
Nortel Networks Corp.	67,369	3,065
Rio Alto Exploration Ltd. (a)	443,500	7,545
Suncor Energy, Inc.	15,500	303
Talisman Energy, Inc. (a)	409,400	12,894
TOTAL CANADA		47,824
Finland - 6.9%
Nokia AB	2,328,100	99,528
Sampo Insurance Co. Ltd. (A Shares)	93,000	3,789
Sonera Corp.	155,100	3,418
UPM-Kymmene Corp.	1,113,100	31,509
TOTAL FINLAND		138,244
France - 10.0%
Alcatel SA (RFD) (a)	218,500	13,629
Aventis SA (France)	147,814	10,652
AXA SA de CV	118,690	15,716
BNP Paribas SA	114,345	9,861
Canal Plus SA	20,700	2,996
Castorama Dubois Investissements SA	86,430	17,577
France Telecom SA	120,600	12,611
Sanofi-Synthelabo SA	189,500	9,973
Suez Lyonnaise des Eaux (France)	34,800	5,311
Television Francaise 1 SA (a)	82,630	4,510
TotalFinaElf SA Class B	492,596	70,564
Common Stocks - continued
	Shares	Value (Note 1) (000s)
France - continued
Vivendi Environment (a)	351,200	$ 13,116
Vivendi SA	203,700	14,645
TOTAL FRANCE		201,161
Germany - 2.4%
Allianz AG (Reg.)	38,700	13,125
BASF AG	372,800	14,619
Bayerische Hypo-und Vereinsbank AG	80,500	4,424
Deutsche Lufthansa AG (Reg.)	145,800	2,846
Kali Und Salz Beteiligungs AG	363,500	5,245
Muenchener Ruckversicherungs-Gesellschaft AG (Reg.)	20,100	6,321
United Internet AG (a)	155,000	997
TOTAL GERMANY		47,577
Hong Kong - 2.1%
China Mobile (Hong Kong) Ltd. (a)	4,417,000	27,054
Hutchison Whampoa Ltd.	905,200	11,231
Johnson Electric Holdings Ltd.	2,498,000	4,965
TOTAL HONG KONG		43,250
Ireland - 0.4%
Bank of Ireland, Inc.	982,520	7,572
Italy - 1.4%
Banca Intesa Spa	1,482,481	6,197
Olivetti Spa	1,353,000	4,118
San Paolo IMI Spa	351,300	5,658
Telecom Italia Spa	1,003,828	11,795
TOTAL ITALY		27,768
Japan - 22.4%
Advantest Corp.	27,500	3,587
Asahi Chemical Industry Co. Ltd. (a)	383,000	2,373
Canon, Inc.	243,000	9,857
Daiwa Securities Group, Inc.	1,469,000	16,277
DDI Corp.	425	1,994
Fujitsu Ltd.	463,000	8,249
Furukawa Electric Co. Ltd.	1,154,000	30,355
Hitachi Chemical Co. Ltd.	95,000	2,386
Hitachi Zosen Corp. (a)	3,043,000	2,315
Ito-Yokado Co. Ltd.	272,000	12,290
Kyocera Corp.	77,700	10,392
Matsushita Electric Industrial Co. Ltd.	374,000	10,930
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Mitsubishi Electric Corp.	502,000	$ 3,607
Mitsubishi Estate Co. Ltd. (a)	444,000	4,720
Mitsui Fudosan Co. Ltd.	198,000	2,399
NEC Corp.	860,000	16,394
Net One Systems Co. Ltd.	111	3,296
NGK Insulators Ltd.	263,000	3,483
Nikko Securities Co. Ltd.	4,221,000	36,442
Nikon Corp.	246,000	3,576
Nintendo Co. Ltd.	27,800	4,599
Nippon Telegraph & Telephone Corp.	4,566	41,555
Nomura Securities Co. Ltd.	1,810,000	38,403
NTT DoCoMo, Inc.	745	18,367
Oki Electric Industry Co. Ltd. (a)	513,000	3,051
Omron Corp.	563,000	13,880
ORIX Corp.	59,800	6,275
Rohm Co. Ltd.	17,100	4,311
Softbank Corp.	229,900	13,801
Sony Corp.	521,400	43,276
Takeda Chemical Industries Ltd.	346,000	22,800
Toko, Inc.	423,000	2,210
Tokyo Broadcasting System, Inc.	98,000	3,835
Tokyo Electron Ltd.	46,400	3,632
Toshiba Corp.	1,429,000	10,216
Toyota Motor Corp.	786,400	31,424
Trans Cosmos, Inc.	11,100	803
Yamanouchi Pharmaceutical Co. Ltd.	84,000	3,803
TOTAL JAPAN		451,163
Korea (South) - 2.7%
Hyundai Electronics Industries Co. Ltd. (a)	1,592,480	9,786
Kookmin Bank	319,000	3,646
Samsung Electronics Co. Ltd.	281,600	35,277
Samsung Heavy Industries Ltd. (a)	489,100	1,522
SK Telecom Co. Ltd. sponsored ADR	181,100	4,539
TOTAL KOREA (SOUTH)		54,770
Marshall Islands - 0.6%
Teekay Shipping Corp.	342,000	12,782
Mexico - 1.7%
Grupo Televisa SA de CV sponsored GDR	85,900	4,649
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Mexico - continued
Telefonos de Mexico SA de CV Series L sponsored ADR	259,800	$ 14,013
TV Azteca SA de CV sponsored ADR	1,234,800	15,435
TOTAL MEXICO		34,097
Netherlands - 5.4%
ABN AMRO Holding NV	288,700	6,690
Akzo Nobel NV	185,600	8,452
Heineken NV	67,900	3,689
ING Groep NV (Certificaten Van Aandelen)	321,273	22,067
Koninklijke Ahold NV	631,330	18,343
Koninklijke Philips Electronics NV	166,258	6,535
Nutreco Holding NV	90,104	3,885
Royal Dutch Petroleum Co. (Hague Registry)	162,700	9,660
Unilever NV (Certificaten Van Aandelen) (a)	243,300	12,205
United Pan-Europe Communications NV Class A (a)	264,600	4,638
Vendex KBB NV	436,900	5,481
VNU NV	78,400	3,717
Wolters Kluwer NV (Certificaten Van Aandelen)	171,900	3,869
TOTAL NETHERLANDS		109,231
Norway - 1.7%
Bergesen dy ASA:
(A Shares)	492,900	9,813
(B Shares)	401,300	7,342
DNB Holding ASA	1,536,618	6,664
Frontline Ltd. (a)	659,800	10,864
TOTAL NORWAY		34,683
Singapore - 0.3%
Overseas Union Bank Ltd.	631,272	3,058
United Overseas Bank Ltd.	381,488	2,827
TOTAL SINGAPORE		5,885
Spain - 2.4%
Altadis SA	177,481	2,659
Banco Santander Central Hispano SA	1,789,260	17,344
Telefonica SA (a)	1,497,900	28,569
TOTAL SPAIN		48,572
Sweden - 1.4%
Telefonaktiebolaget LM Ericsson (B Shares)	2,059,800	28,580
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Switzerland - 6.0%
Credit Suisse Group (Reg.)	130,678	$ 24,500
Julius Baer Holding AG	927	4,590
Nestle SA (Reg.)	19,953	41,349
Novartis AG (Reg.)	6,923	10,503
The Swatch Group AG (Reg.)	39,900	10,855
UBS AG	78,778	10,913
Zurich Financial Services Group AG	36,510	17,671
TOTAL SWITZERLAND		120,381
Taiwan - 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	2,821,451	8,560
United Microelectronics Corp. (a)	3,303,600	5,830
TOTAL TAIWAN		14,390
United Kingdom - 14.0%
Amvescap PLC	400,300	8,937
AstraZeneca Group PLC (United Kingdom)	100,800	4,807
BAE Systems PLC	1,136,718	6,452
Barclays PLC	193,300	5,526
BBA Group PLC	428,300	2,350
Billiton PLC	1,249,300	4,763
BP Amoco PLC	1,966,660	16,696
British Telecommunications PLC	937,900	11,161
Cable & Wireless PLC	366,700	5,183
Carlton Communications PLC	762,300	6,133
Diageo PLC	456,800	4,308
Glaxo Wellcome PLC	432,900	12,595
Granada Compass PLC (a)	386,330	3,327
HSBC Holdings PLC (United Kingdom) (Reg.)	687,667	9,916
Lloyds TSB Group PLC	1,773,800	18,052
Marconi PLC	256,500	3,235
Misys PLC	550,900	5,734
Reed International PLC	385,000	3,555
Reuters Group PLC	692,700	13,609
Rio Tinto PLC (Reg. D)	680,700	11,003
Royal Bank of Scotland Group PLC	1,027,900	23,053
SMG PLC	564,400	2,209
SmithKline Beecham PLC	1,341,102	17,485
SSL International PLC	339,300	3,947
Unilever PLC	193,300	1,347
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Vodafone Group PLC	17,106,916	$ 72,811
WPP Group PLC	325,200	4,361
TOTAL UNITED KINGDOM		282,555
United States of America - 3.4%
Bristol-Myers Squibb Co.	249,900	15,228
Eli Lilly & Co.	86,300	7,713
OMI Corp. (a)	430,300	2,985
Overseas Shipholding Group, Inc.	374,600	8,990
Pfizer, Inc.	222,900	9,626
Schering-Plough Corp.	249,900	12,917
VoiceStream Wireless Corp. (a)	75,700	9,955
TOTAL UNITED STATES OF AMERICA		67,414
TOTAL COMMON STOCKS (Cost $1,628,367)		1,800,459
Investment Companies - 0.1%

Multi-National - 0.1%
European Warrant Fund, Inc. (Cost $3,643)	220,200	2,945
Convertible Bonds - 0.2%
Moody's Ratings (unaudited)		Principal Amount (000s)
Hong Kong - 0.2%
China Mobile (Hong Kong) Ltd. 2.25% 11/3/05 (Cost $3,439)	Baa2	$ 3,439	3,439
Government Obligations - 0.0%

United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 6.14% to 6.16% 11/9/00 to 1/11/01 (c) (Cost $471)	-	475	471
Cash Equivalents - 9.6%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 6.61% (b)	171,742,079	$ 171,742
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	21,299,550	21,300
TOTAL CASH EQUIVALENTS (Cost $193,042)		193,042
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $1,828,962)		2,000,356
NET OTHER ASSETS - 0.6%		12,102
NET ASSETS - 100%		$ 2,012,458
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
90 Nikkei 225 Index Contracts (Japan)	Dec. 2000	$ 6,640	$ (754)

The face value of futures purchased as a percentage of net assets - 0.3%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $471,000.
Income Tax Information

At October 31, 2000, the aggregate
cost of investment securities for income
tax purposes was $1,851,512,000.
Net unrealized appreciation aggregated $148,844,000, of which $329,592,000 related to appreciated investment securities and $180,748,000 related to depreciated investment securities.

The fund hereby designates approximately $92,559,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	October 31, 2000
Asset
Investment in securities, at value (cost $1,828,962) - See accompanying schedule		$ 2,000,356
Cash		325
Foreign currency held at value (cost $612)		607
Receivable for investments sold		54,685
Receivable for fund shares sold		10,018
Dividends receivable		2,764
Interest receivable		966
Receivable for daily variation on futures contracts		101
Other receivables		21
Total assets		2,069,843
Liabilities
Payable for investments purchased	$ 28,013
Payable for fund shares redeemed	5,213
Accrued management fee	1,280
Distribution fees payable	872
Other payables and accrued expenses	707
Collateral on securities loaned, at value	21,300
Total liabilities		57,385
Net Assets		$ 2,012,458
Net Assets consist of:
Paid in capital		$ 1,635,481
Undistributed net investment income		57,980
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		148,519
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		170,478
Net Assets		$ 2,012,458

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($44,110 ÷ 2,219 shares)	$19.88
Maximum offering price per share (100/94.25 of $19.88)	$21.09
Class T: Net Asset Value and redemption price per share ($1,678,401 ÷ 83,369 shares)	$20.13
Maximum offering price per share (100/96.50 of $20.13)	$20.86
Class B: Net Asset Value and offering price per share ($124,692 ÷ 6,398 shares) A	$19.49
Class C: Net Asset Value and offering price per share ($75,708 ÷ 3,824 shares) A	$19.80
Institutional Class: Net Asset Value, offering price and redemption price per share ($89,547 ÷ 4,489 shares)	$19.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2000
Investment Income Dividends		$ 25,315
Special dividend from BCE, Inc.		3,831
Interest		9,802
Security lending		513
		39,461
Less foreign taxes withheld		(3,134)
Total income		36,327
Expenses
Management fee Basic fee	$ 15,078
Performance adjustment	2,434
Transfer agent fees	4,601
Distribution fees	10,704
Accounting and security lending fees	1,003
Non-interested trustees' compensation	6
Custodian fees and expenses	993
Registration fees	251
Audit	54
Legal	52
Miscellaneous	22
Total expenses before reductions	35,198
Expense reductions	(444)	34,754
Net investment income		1,573
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	217,443
Foreign currency transactions	(1,080)
Futures contracts	1,389	217,752
Change in net unrealized appreciation (depreciation) on:
Investment securities	(218,049)
Assets and liabilities in foreign currencies	(225)
Futures contracts	(1,136)	(219,410)
Net gain (loss)		(1,658)
Net increase (decrease) in net assets resulting from operations		$ (85)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2000	Year ended October 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 1,573	$ 5,488
Net realized gain (loss)	217,752	133,044
Change in net unrealized appreciation (depreciation)	(219,410)	216,537
Net increase (decrease) in net assets resulting from operations	(85)	355,069
Distributions to shareholders From net investment income	(5,290)	(3,445)
In excess of net investment income	(5,539)	-
From net realized gain	(81,508)	(10,438)
Total distributions	(92,337)	(13,883)
Share transactions - net increase (decrease)	388,023	127,794
Total increase (decrease) in net assets	295,601	468,980
Net Assets
Beginning of period	1,716,857	1,247,877
End of period (including undistributed net investment income of $57,980 and $10,177, respectively)	$ 2,012,458	$ 1,716,857

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2000	1999	1998	1997	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 20.59	$ 16.32	$ 16.89	$ 15.29	$ 14.98
Income from Investment Operations
Net investment income D	.06 H	.10	.09	.09	.04
Net realized and unrealized gain (loss)	.38 I	4.42	.51	2.39	.27
Total from investment operations	.44	4.52	.60	2.48	.31
Less Distributions
From net investment income	(.08)	(.11)	(.21)	(.25)	-
In excess of net investment income	(.09)	-	-	-	-
From net realized gain	(.98)	(.14)	(.96)	(.63)	-
Total distributions	(1.15)	(.25)	(1.17)	(.88)	-
Net asset value, end of period	$ 19.88	$ 20.59	$ 16.32	$ 16.89	$ 15.29
Total Return B, C	1.78%	28.05%	3.73%	16.95%	2.07%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 44	$ 23	$ 12	$ 5	$ 1
Ratio of expenses to average net assets	1.49%	1.55%	1.55% F	1.90% F	1.16% A, F
Ratio of expenses to average net assets after expense reductions	1.46% G	1.52% G	1.54% G	1.89% G	1.16% A
Ratio of net investment income to average net assets	.28%	.57%	.51%	.53%	1.74% A
Portfolio turnover	132%	85%	74%	70%	82%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class A shares) to October 31, 1996.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $.04 per share.

I The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 20.83	$ 16.48	$ 17.02	$ 15.30	$ 13.92
Income from Investment Operations
Net investment income C	.02 F	.07	.06	.13	.19 D
Net realized and unrealized gain (loss)	.39 G	4.46	.52	2.38	1.29
Total from investment operations	.41	4.53	.58	2.51	1.48
Less Distributions
From net investment income	(.06)	(.04)	(.16)	(.16)	(.09)
In excess of net investment income	(.07)	-	-	-	-
From net realized gain	(.98)	(.14)	(.96)	(.63)	(.01)
Total distributions	(1.11)	(.18)	(1.12)	(.79)	(.10)
Net asset value, end of period	$ 20.13	$ 20.83	$ 16.48	$ 17.02	$ 15.30
Total Return A, B	1.62%	27.74%	3.57%	17.07%	10.69%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,678	$ 1,480	$ 1,086	$ 1,111	$ 995
Ratio of expenses to average net assets	1.67%	1.72%	1.74%	1.66%	1.61%
Ratio of expenses to average net assets after expense reductions	1.65% E	1.69% E	1.72% E	1.65% E	1.60% E
Ratio of net investment income to average net assets	.10%	.39%	.35%	.80%	1.30%
Portfolio turnover	132%	85%	74%	70%	82%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the one time sales charge.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $.04 per share.

G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 20.25	$ 16.08	$ 16.69	$ 15.06	$ 13.92
Income from Investment Operations
Net investment income (loss) C	(.11) G	(.03)	(.03)	.02	.08 D
Net realized and unrealized gain (loss)	.39 H	4.34	.51	2.36	1.26
Total from investment operations	.28	4.31	.48	2.38	1.34
Less Distributions
From net investment income	(.03)	-	(.13)	(.12)	(.19)
In excess of net investment income	(.03)	-	-	-	-
From net realized gain	(.98)	(.14)	(.96)	(.63)	(.01)
Total distributions	(1.04)	(.14)	(1.09)	(.75)	(.20)
Net asset value, end of period	$ 19.49	$ 20.25	$ 16.08	$ 16.69	$ 15.06
Total Return A, B	1.02%	27.00%	3.00%	16.41%	9.73%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 125	$ 89	$ 58	$ 40	$ 19
Ratio of expenses to average net assets	2.27%	2.29% E	2.30% E	2.30%	2.37%
Ratio of expenses to average net assets after expense reductions	2.25% F	2.26% F	2.29% F	2.29% F	2.37%
Ratio of net investment income (loss) to average net assets	(.50)%	(.18)%	(.19)%	.15%	.53%
Portfolio turnover	132%	85%	74%	70%	82%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the contingent deferred sales charge.

C Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $.04 per share.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 20.58	$ 16.37	$ 17.23
Income from Investment Operations
Net investment income (loss) D	(.10) H	(.02)	(.03)
Net realized and unrealized gain (loss)	.39 I	4.43	.29
Total from investment operations	.29	4.41	.26
Less Distributions
From net investment income	(.04)	(.06)	(.16)
In excess of net investment income	(.05)	-	-
From net realized gain	(.98)	(.14)	(.96)
Total distributions	(1.07)	(.20)	(1.12)
Net asset value, end of period	$ 19.80	$ 20.58	$ 16.37
Total Return B, C	1.05%	27.21%	2.84%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 76	$ 35	$ 15
Ratio of expenses to average net assets	2.22%	2.25% F	2.30% A, F
Ratio of expenses to average net assets after expense reductions	2.20% G	2.22% G	2.30% A
Ratio of net investment income (loss) to average net assets	(.45)%	(.13)%	(.20)% A
Portfolio turnover	132%	85%	74%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to October 31, 1998.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $.04 per share.

I The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 20.62	$ 16.36	$ 16.92	$ 15.20	$ 13.97
Income from Investment Operations
Net investment income B	.14 D	.17	.13	.22	.21 C
Net realized and unrealized gain (loss)	.38 F	4.39	.53	2.36	1.24
Total from investment operations	.52	4.56	.66	2.58	1.45
Less Distributions
From net investment income	(.10)	(.16)	(.26)	(.23)	(.21)
In excess of net investment income	(.11)	-	-	-	-
From net realized gain	(.98)	(.14)	(.96)	(.63)	(.01)
Total distributions	(1.19)	(.30)	(1.22)	(.86)	(.22)
Net asset value, end of period	$ 19.95	$ 20.62	$ 16.36	$ 16.92	$ 15.20
Total Return A	2.18%	28.30%	4.11%	17.73%	10.51%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 90	$ 90	$ 77	$ 38	$ 16
Ratio of expenses to average net assets	1.13%	1.18%	1.26%	1.17%	1.44%
Ratio of expenses to average net assets after expense reductions	1.11% E	1.15% E	1.24% E	1.16% E	1.43% E
Ratio of net investment income to average net assets	.63%	.94%	.76%	1.31%	1.46%
Portfolio turnover	132%	85%	74%	70%	82%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.04 per share.

D Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $.04 per share.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Advisor Overseas Fund(the fund) is a fund of Fidelity Advisor Series VIII(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,739,133,000 and $2,502,270,000, respectively, of which U.S. government and government agency obligations aggregated $0 and $3,405,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $26,938,000 and $31,192,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .84% of average net assets after the performance adjustment.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser Fee.Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-
adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 96,000	$ -
Class T	8,766,000	42,000
Class B	1,226,000	920,000
Class C	616,000	337,000
	$ 10,704,000	$ 1,299,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 271,000	$ 120,000
Class T	553,000	196,000
Class B	247,000	247,000 *
Class C	29,000	29,000 *
	$ 1,100,000	$ 592,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 107,000.28
Class T	3,767,000.21
Class B	382,000.31
Class C	162,000.26
Institutional Class	183,000.18
	$ 4,601,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $20,000 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $20,884,000. The fund received cash collateral of $21,300,000 which was invested in the Central Cash Collateral Fund.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $437,000 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $7,000 under the custodian arrangement.

7. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 13% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended October 31,
	2000	1999
From net investment income
Class A	$ 95	$ 78
Class T	4,533	2,595
Class B	132	-
Class C	76	50
Institutional Class	454	722
Total	$ 5,290	$ 3,445
In excess of net investment income
Class A	$ 99	$ -
Class T	4,748	-
Class B	138	-
Class C	79	-
Institutional Class	475	-
Total	$ 5,539	$ -
From net realized gain
Class A	$ 1,120	$ 99
Class T	69,969	9,084
Class B	4,396	507
Class C	1,690	116
Institutional Class	4,333	632
Total	$ 81,508	$ 10,438
	$ 92,337	$ 13,883

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Amounts in thousands	Year ended October 31,	Year ended October 31,	Year ended October 31,	Year ended October 31,
	2000	1999	2000	1999

Class A Shares sold	4,566	4,183	$ 100,132	$ 76,263
Reinvestment of distributions	57	11	1,222	173
Shares redeemed	(3,543)	(3,818)	(78,300)	(69,891)
Net increase (decrease)	1,080	376	$ 23,054	$ 6,545
Class T Shares sold	50,328	100,980	$ 1,122,012	$ 1,884,019
Reinvestment of distributions	3,494	648	75,183	10,982
Shares redeemed	(41,478)	(96,495)	(926,640)	(1,796,038)
Net increase (decrease)	12,344	5,133	$ 270,555	$ 98,963
Class B Shares sold	2,974	2,267	$ 64,992	$ 41,143
Reinvestment of distributions	196	27	4,107	454
Shares redeemed	(1,177)	(1,520)	(25,357)	(27,409)
Net increase (decrease)	1,993	774	$ 43,742	$ 14,188
Class C Shares sold	3,639	8,406	$ 80,303	$ 153,485
Reinvestment of distributions	76	9	1,630	143
Shares redeemed	(1,582)	(7,619)	(34,658)	(139,603)
Net increase (decrease)	2,133	796	$ 47,275	$ 14,025
Institutional Class Shares sold	2,113	3,272	$ 47,118	$ 59,739
Reinvestment of distributions	99	36	2,115	602
Shares redeemed	(2,077)	(3,637)	(45,836)	(66,268)
Net increase (decrease)	135	(329)	$ 3,397	$ (5,927)

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 8, 2000

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Overseas voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/11/00	12/8/00	$.47	$1.72

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/6/99	$.337	$.036

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Richard A. Spillane, Jr., Vice President

Richard R. Mace, Jr., Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

William J. McCoy *

Marvin L. Mann *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

* Independent trustees

Annual Report

Focus Funds

Fidelity Advisor Consumer
Industries Fund

Fidelity Advisor Cyclical
Industries Fund

Fidelity Advisor Financial
Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Natural
Resources Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Telecommunications & Utilities Growth Fund

Growth Funds

Fidelity Advisor Korea Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor International
Capital Appreciation Fund

Fidelity Advisor Overseas Fund

Fidelity Advisor Diversified International Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor TechnoQuant ®
Growth Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor Value Strategies Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Dynamic Capital Appreciation Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Growth
Opportunities Fund

Growth and Income Funds

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Asset Allocation Fund

Fidelity Advisor Balanced Fund

Taxable Income Funds

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor High Income Fund

Fidelity Advisor Strategic Income Fund

Fidelity Advisor Mortgage
Securities Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Short Fixed-Income Fund

Municipal Funds

Fidelity Advisor Municipal Income Fund

Money Market Funds

Prime Fund

Treasury Fund

Tax-Exempt Fund

OSI-ANN-1200 118710
1.538538.103

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Latin America

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Latin America Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Latin America - CL A	13.92%	32.60%
Fidelity Adv Latin America - CL A (incl. 5.75% sales charge)	7.37%	24.98%
MSCI EMF - Latin America	14.24%	37.74%
Latin American Funds Average	20.19%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 21, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index - a market capitalization-weighted index of approximately 160 stocks traded in seven Latin American markets. To measure how Class A's performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 42 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Latin America - CL A	13.92%	16.35%
Fidelity Adv Latin America - CL A (incl. 5.75% sales charge)	7.37%	12.71%
MSCI EMF - Latin America	14.24%	18.75%
Latin American Funds Average	20.19%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Latin America Fund - Class A on December 21, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 2000 the value of the investment would have grown to $12,498 - a 24.98% increase on the initial investment. For comparison, look at how the MSCI EMF - Latin America Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $13,774 - a 37.74% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Latin America Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Latin America - CL T	13.68%	32.10%
Fidelity Adv Latin America - CL T (incl. 3.50% sales charge)	9.70%	27.48%
MSCI EMF - Latin America	14.24%	37.74%
Latin American Funds Average	20.19%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 21, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index - a market capitalization-weighted index of approximately 160 stocks traded in seven Latin American markets. To measure how Class T's performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 42 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Latin America - CL T	13.68%	16.12%
Fidelity Adv Latin America - CL T (incl. 3.50% sales charge)	9.70%	13.92%
MSCI EMF - Latin America	14.24%	18.75%
Latin American Funds Average	20.19%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Latin America Fund - Class T on December 21, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have grown to $12,748 - a 27.48% increase on the initial investment. For comparison, look at how the MSCI EMF - Latin America Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $13,774 - a 37.74% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Latin America Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Latin America - CL B	12.95%	30.80%
Fidelity Adv Latin America - CL B (incl. contingent deferred sales charge)	7.95%	26.80%
MSCI EMF - Latin America	14.24%	37.74%
Latin American Funds Average	20.19%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 21, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index - a market capitalization-weighted index of approximately 160 stocks traded in seven Latin American markets. To measure how Class B's performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 42 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Latin America - CL B	12.95%	15.50%
Fidelity Adv Latin America - CL B (incl. contingent deferred sales charge)	7.95%	13.59%
MSCI EMF - Latin America	14.24%	18.75%
Latin American Funds Average	20.19%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Latin America Fund - Class B on December 21, 1998, when the fund started. As the chart shows, by October 31, 2000, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $12,680 - a 26.80% increase on the initial investment. For comparison, look at how the MSCI EMF - Latin America Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $13,774 - a 37.74% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Latin America Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Latin America - CL C	12.96%	30.70%
Fidelity Adv Latin America - CL C (incl. contingent deferred sales charge)	11.96%	30.70%
MSCI EMF - Latin America	14.24%	37.74%
Latin American Funds Average	20.19%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 21, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index - a market capitalization-weighted index of approximately 160 stocks traded in seven Latin American markets. To measure how Class C's performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 42 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Latin America - CL C	12.96%	15.46%
Fidelity Adv Latin America - CL C (incl. contingent deferred sales charge)	11.96%	15.46%
MSCI EMF - Latin America	14.24%	18.75%
Latin American Funds Average	20.19%	n/a*

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Latin America Fund - Class C on December 21, 1998, when the fund started. As the chart shows, by October 31, 2000, the value of the investment would have grown to $13,070 - a 30.70% increase on the initial investment. For comparison, look at how the MSCI EMF - Latin America Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $13,774 - a 37.74% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Currency disparities, the see-saw performance of technology and telecommunications stocks and increased uncertainty over the direction of energy prices contributed to volatile world markets for the 12-month period that ended October 31, 2000. Through the first half of the period, foreign investors enjoyed handsome returns from technology and telecommunications holdings. These gains disappeared down the stretch, however, as the dollar continued to outperform the struggling euro - the uniform currency of 11 European nations - and the Japanese yen by wide margins. Soaring oil and gas prices also added to the volatility. The Morgan Stanley EAFE® index - which tracks the performance of stock markets in Europe, Australasia and the Far East - fell 2.72% during the period. Europe's economic recovery remained on course, but the euro's continued weakness proved to be a millstone. The Morgan Stanley Europe index had a 12-month return of 1.16%. Japan's economic recovery, on the other hand, appeared to be short-lived, or at least very, very slow in the making. The Morgan Stanley Japan index declined 11.61% during the period. Emerging markets, meanwhile, were unable to sustain the momentum they carried into early 2000 - the Morgan Stanley Emerging Markets Free index tumbled 10.33%.

(Portfolio Manager photograph)
An interview with Patti Satterthwaite, Portfolio Manager of Fidelity Advisor Latin America Fund

Q. How did the fund perform, Patti?

A. For the 12-month period that ended October 31, 2000, the fund's Class A, Class T, Class B and Class C shares returned 13.92%, 13.68%, 12.95% and 12.96%, respectively. For the same period, the Morgan Stanley Capital International Emerging Markets Free - Latin America Index returned 14.24%, while the Latin America funds average tracked by Lipper Inc., returned 20.19%.

Q. What was the investment climate like in Latin America during the past 12 months?

A. Recovery among major Latin American economies progressed, albeit at varying speeds. Mexico was the brightest star in the region, spurred by higher oil prices, strong export growth and rising consumer demand. The country also received an important credit rating upgrade from Moody's Investors Services in March, which was followed by a successful democratic presidential election in July. Mexico pretty much had everything going for it during the 12-month period. Brazil - the largest economy in the Latin American region - directly benefited from Mexico's good fortune, though its recovery was hampered by concerns about inflation and declining confidence in Brazil's currency, the real. Still, Brazil remained an attractive value play due to cheap stock prices. Meanwhile, Argentina struggled to emerge from last year's recession, while Chile enjoyed some economic expansion, though weak consumer spending slowed its recovery efforts.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What factors helped shape fund performance during the period?

A. Strong stock picking in Mexico was a big positive for the fund relative to the index. Having ample exposure to banks proved particularly beneficial. Reaching the end of a five-year restructuring period, banks turned their attention to such key business drivers as loan growth, which is critical in a strengthening economy. Investors, drawn to the industry's improving fundamentals, pushed the prices of holdings such as Grupo Financiero BBVA Bancomer and Banacci sharply higher during the period. The fund also benefited from overweighting a handful of media stocks that did well, namely TV Azteca and Grupo Televisa. However, we paid the price for not owning enough Telefonos de Mexico (Telmex), the fund's largest holding, which accounted for more than 14% of the index on average. Its stock price was up more than 28% despite the downside volatility that plagued most telecom stocks worldwide during the latter half of the period. Having an out-of-benchmark position in Carso Global Telecom - a holding company for Telmex - which performed poorly, further compounded our problem. On the Lipper front, we owned some "new economy" stocks that detracted from performance, including Impsat Fiber Networks, an emerging telecommunications company with operations throughout the region, and Internet portal El Sitio.

Q. How did your strategy in Brazil play out for the fund?

A. Remaining generally market-weighted in Brazil relative to the index, we focused our energy on finding the best stocks. We had some success with beverage stocks such as Brahma Cervejaria, which merged with another local company in the summer to form the world's third-largest brewer - AmBev. Our results in the telecom sector were mixed, although we tended to own more losers than winners. Fixed-line provider Tele Norte Leste helped, while Telesp Celular hurt.

Q. What was your approach to countries other than Mexico and Brazil?

A. I continued to underweight the rest of the region - which represented only about 25% of the index on average during the period - primarily on liquidity concerns. Specifically, I kept the fund underexposed to Chile because I felt that its status as a safe haven had been slightly obscured by Mexico's credit rating upgrade. This strategy paid off for us during the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. I'm generally positive overall. I feel that valuations remain extremely attractive relative to the rest of the world, given that economic recovery is expected to lead to stronger earnings growth throughout Latin America. Despite positive fundamentals, however, stocks in the region remain extremely vulnerable to global market volatility and further deceleration in the U.S. economy.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks high total investment return

Start date: December 21, 1998

Size: as of October 31, 2000, more than $6 million

Manager: Patti Satterthwaite, since inception; joined Fidelity in 1986

3

Patti Satterthwaite reflects on the correlation between U.S. and Latin American stock markets:

"Latin American markets tracked the movements of U.S. stocks for much of the 12-month period, albeit with less drama. Telecom and media stocks rose sharply early on, only to reverse course following the end of the global tech rally. Investors flocked to less volatile areas of the market, namely banks, consumer stocks and some utilities. Concerns about interest rates rising further in the U.S., persistently high energy prices and a protracted slowdown in the global economy kept Latin American markets off balance during the second half of the period. Considering the close correlation of the IPC - the benchmark for the Mexican stock market - to the NASDAQ in the U.S., I may consider reducing the fund's exposure to Mexico while pursuing less volatile alternatives elsewhere."

Note to shareholders:

Fidelity Advisor Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2000, 26% of the fund's total assets were invested in telephone service companies, which accounted for approximately 23% of the Latin American market as of October 31, 2000, as represented by the Morgan Stanley Capital International (MSCI) Emerging Markets Free - Latin America Index.

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Telefonos de Mexico SA de CV Series L sponsored ADR (Mexico, Telephone Services)	12.2	10.4
Companhia de Bebidas das Americas (AmBev) sponsored ADR (Brazil, Beverages)	7.9	0.0
Petrobras SA (PN) (Brazil, Oil & Gas)	6.4	5.1
Wal-Mart de Mexico SA de CV Series C (Mexico, General Merchandise Stores)	6.0	5.6
Banacci SA de CV Series O (Mexico, Banks)	5.5	2.7
	38.0	23.8
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Utilities	33.1	39.2
Nondurables	14.4	11.5
Finance	14.0	9.3
Media & Leisure	11.8	9.3
Retail & Wholesale	9.7	7.4
Top Five Countries as of October 31, 2000
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Mexico	44.7	43.4
Brazil	39.3	34.7
Chile	4.6	4.2
Argentina	3.2	2.3
Venezuela	1.9	2.7
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2000	As of April 30, 2000
Stocks 98.1%	Stocks 95.0%
Short-Term Investments and Net Other Assets 1.9%	Short-Term Investments and Net Other Assets 5.0%

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (Note 1)
Argentina - 3.2%
Inversiones y Representacions SA sponsored GDR (a)	586	$ 12,196
Perez Companc SA sponsored ADR	8,077	116,107
Telecom Argentina Stet-France Telecom SA sponsored ADR Class B	4,200	72,188
		200,491
Brazil - 39.3%
Banco Bradesco SA (PN)	19,659,000	122,093
Banco Itau SA	2,399,000	187,501
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	2,900	103,313
Companhia de Bebidas das Americas (AmBev) sponsored ADR	22,000	496,375
Companhia Siderurgica Nacional ADR	1,900	52,606
Companhia Vale do Rio Doce (PN-A)	7,400	171,368
Compania Energertica Minas Gerais	2,916,000	44,477
Embratel Participacoes SA ADR	9,300	150,544
Petrobras SA (PN)	15,210	405,146
Tele Norte Leste Participacoes SA ADR	9,531	210,873
Telesp Celular Participacoes SA ADR	10,461	330,829
Uniao de Bancos Brasileiros SA (Unibanco) GDR	3,200	80,800
Votorantim Celulose e Papel SA (PN Reg.)	3,742,000	125,652
		2,481,577
British Virgin Islands - 0.2%
El Sitio, Inc.	4,200	14,044
Chile - 4.6%
Banco Santander Chile sponsored ADR	2,300	30,906
Banco Santiago SA sponsored ADR	2,200	43,450
Distribucion Y Servicio D&S SA sponsored ADR	7,500	134,063
Embotelladora Andina sponsored ADR Class A	2,850	34,200
Enersis SA sponsored ADR (a)	309	5,485
Vina Concha Stet y Toro SA sponsored ADR	1,150	44,131
		292,235
Colombia - 0.1%
Banco Ganadero SA sponsored ADR Class C	600	1,350
Suramericana de Inversiones SA	7,000	4,258
		5,608
Luxembourg - 0.8%
Quilmes Industrial SA sponsored ADR	6,300	51,975
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - 44.7%
Banacci SA de CV Series O (a)	225,000	$ 349,428
Carso Global Telecom SA de CV Series A1 (a)	124,000	277,327
Corporacion Interamericana de Entretenimiento SA de CV Series B (a)	17,581	79,007
Fomento Economico Mexicano SA de CV sponsored ADR	1,800	68,738
Grupo Carso SA de CV Series A1 (a)	39,000	121,461
Grupo Financiero BBVA Bancomer SA de CV (GFB) (a)	98,000	60,632
Grupo Iusacell SA de CV sponsored ADR (a)	7,900	102,700
Grupo Televisa SA de CV sponsored GDR	6,450	349,106
Telefonos de Mexico SA de CV Series L sponsored ADR	14,275	769,958
TV Azteca SA de CV sponsored ADR	21,000	262,500
Wal-Mart de Mexico SA de CV Series C (a)	168,000	380,122
		2,820,979
Panama - 1.6%
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	400	10,025
Panamerican Beverages, Inc. Class A	5,600	92,400
		102,425
Peru - 0.9%
Compania de Minas Buenaventura SA Series B sponsored ADR	4,200	54,075
United States of America - 0.8%
Impsat Fiber Networks, Inc.	4,400	52,800
Venezuela - 1.9%
Compania Anonima Nacional Telefono de Venezuela sponsored ADR	6,200	117,800
TOTAL COMMON STOCKS (Cost $5,756,211)		6,194,009
Cash Equivalents - 2.1%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.56%, dated 10/31/00 due 11/1/00	$ 36,007	$ 36,000
	Shares
Fidelity Cash Central Fund, 6.61% (b)	92,683	92,683
TOTAL CASH EQUIVALENTS (Cost $128,683)		128,683
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $5,884,894)		6,322,692
NET OTHER ASSETS - (0.2)%		(12,461)
NET ASSETS - 100%		$ 6,310,231
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $5,887,807. Net unrealized appreciation aggregated $434,885, of which $1,278,181 related to appreciated investment securities and $843,296 related to depreciated investment securities.

The fund hereby designates approximately $21,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $36,000) (cost $5,884,894) - See accompanying schedule		$ 6,322,692
Cash		454
Receivable for fund shares sold		5,824
Dividends receivable		8,524
Interest receivable		901
Receivable from investment adviser for expense reductions		5,310
Total assets		6,343,705
Liabilities
Payable for fund shares redeemed	$ 3,449
Distribution fees payable	3,343
Other payables and accrued expenses	26,682
Total liabilities		33,474
Net Assets		$ 6,310,231
Net Assets consist of:
Paid in capital		$ 5,822,213
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		50,387
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		437,631
Net Assets		$ 6,310,231

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($920,799 ÷ 69,455 shares)	$13.26
Maximum offering price per share (100/94.25 of $13.26)	$14.07
Class T: Net Asset Value and redemption price per share ($2,041,021 ÷ 154,505 shares)	$13.21
Maximum offering price per share (100/96.50 of $13.21)	$13.69
Class B: Net Asset Value and offering price per share ($1,658,835 ÷ 126,787 shares) A	$13.08
Class C: Net Asset Value and offering price per share ($1,165,413 ÷ 89,144 shares) A	$13.07
Institutional Class: Net Asset Value, offering price and redemption price per share ($524,163 ÷ 39,347 shares)	$13.32

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 93,997
Interest		17,109
		111,106
Less foreign taxes withheld		(7,640)
Total income		103,466
Expenses
Management fee	$ 48,581
Transfer agent fees	25,335
Distribution fees	42,983
Accounting fees and expenses	60,057
Non-interested trustees' compensation	21
Custodian fees and expenses	21,974
Registration fees	66,543
Audit	23,615
Legal	78
Foreign tax expenses	4,398
Miscellaneous	46
Total expenses before reductions	293,631
Expense reductions	(130,355)	163,276
Net investment income (loss)		(59,810)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	57,624
Foreign currency transactions	(5,396)	52,228
Change in net unrealized appreciation (depreciation) on:
Investment securities	180,028
Assets and liabilities in foreign currencies	1,229	181,257
Net gain (loss)		233,485
Net increase (decrease) in net assets resulting from operations		$ 173,675

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2000	December 21, 1998 (commencement of operations) to October 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (59,810)	$ 4,112
Net realized gain (loss)	52,228	(15,197)
Change in net unrealized appreciation (depreciation)	181,257	256,374
Net increase (decrease) in net assets resulting from operations	173,675	245,289
Share transactions - net increase (decrease)	2,224,797	3,666,470
Total increase (decrease) in net assets	2,398,472	3,911,759
Net Assets
Beginning of period	3,911,759	-
End of period	$ 6,310,231	$ 3,911,759

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.64	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.07)	.05
Net realized and unrealized gain (loss)	1.69	1.59
Total from investment operations	1.62	1.64
Net asset value, end of period	$ 13.26	$ 11.64
Total Return B, C	13.92%	16.40%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 921	$ 756
Ratio of expenses to average net assets	2.06% F	2.01% A, F
Ratio of expenses to average net assets after expense reductions	2.04% G	1.99% A, G
Ratio of net investment income (loss) to average net assets	(.50)%	.50% A
Portfolio turnover	52%	50% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 21, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.62	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.11)	.02
Net realized and unrealized gain (loss)	1.70	1.60
Total from investment operations	1.59	1.62
Net asset value, end of period	$ 13.21	$ 11.62
Total Return B, C	13.68%	16.20%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,041	$ 1,065
Ratio of expenses to average net assets	2.32% F	2.26% A, F
Ratio of expenses to average net assets after expense reductions	2.30% G	2.24% A, G
Ratio of net investment income (loss) to average net assets	(.75)%	.25% A
Portfolio turnover	52%	50% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 21, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.58	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.18)	(.02)
Net realized and unrealized gain (loss)	1.68	1.60
Total from investment operations	1.50	1.58
Net asset value, end of period	$ 13.08	$ 11.58
Total Return B, C	12.95%	15.80%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,659	$ 912
Ratio of expenses to average net assets	2.82% F	2.76% A, F
Ratio of expenses to average net assets after expense reductions	2.80% G	2.74% A, G
Ratio of net investment income (loss) to average net assets	(1.25)%	(.25)% A
Portfolio turnover	52%	50% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 21, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.57	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.18)	(.02)
Net realized and unrealized gain (loss)	1.68	1.59
Total from investment operations	1.50	1.57
Net asset value, end of period	$ 13.07	$ 11.57
Total Return B, C	12.96%	15.70%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,165	$ 708
Ratio of expenses to average net assets	2.82% F	2.76% A, F
Ratio of expenses to average net assets after expense reductions	2.80% G	2.74% A, G
Ratio of net investment income (loss) to average net assets	(1.25)%	(.25)% A
Portfolio turnover	52%	50% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 21, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.67	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)	.07
Net realized and unrealized gain (loss)	1.69	1.60
Total from investment operations	1.65	1.67
Net asset value, end of period	$ 13.32	$ 11.67
Total Return B, C	14.14%	16.70%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 524	$ 472
Ratio of expenses to average net assets	1.81% F	1.76% A, F
Ratio of expenses to average net assets after expense reductions	1.79% G	1.74% A, G
Ratio of net investment income (loss) to average net assets	(.25)%	.75% A
Portfolio turnover	52%	50% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 21, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Advisor Latin America Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,441,225 and $3,234,340, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .72% of average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-
advisor for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00% *
Class C	1.00% *

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 2,548	$ 1,429
Class T	10,495	2,812
Class B	17,581	14,565
Class C	12,359	10,231
	$ 42,983	$ 29,037

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 4,516	$ 1,650
Class T	8,059	1,972
Class B	10,708	10,708*
Class C	1,100	1,100*
	$ 24,383	$ 15,430

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for the fund's Class A, Class T, Class B, Class C and Institutional Class Shares. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 3,482.34
Class T	8,394.40
Class B	7,335.42
Class C	4,945.40
Institutional Class	1,179.20
	$ 25,335

Accounting Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

5. Expense Reductions.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

	FMR Expense Limitations	Reimbursement
Class A	2.00%	$ 19,271
Class T	2.25%	40,817
Class B	2.75%	34,532
Class C	2.75%	24,057
Institutional Class	1.75%	10,293
		$ 128,970

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,385 under this arrangement.

6. Beneficial Interest.

At the end of the period, FMR and its affiliates were record owners of approximately 37% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	Year ended October 31,	Year ended October 31,	Year ended October 31,
	2000	1999 A	2000	1999 A

Class A Shares sold	38,689	65,380	$ 580,476	$ 711,107
Shares redeemed	(34,125)	(489)	(491,740)	(5,527)
Net increase (decrease)	4,564	64,891	$ 88,736	$ 705,580
Class T Shares sold	136,912	134,413	$ 2,067,473	$ 1,468,015
Shares redeemed	(73,981)	(42,837)	(1,109,302)	(447,894)
Net increase (decrease)	62,931	91,576	$ 958,171	$ 1,020,121
Class B Shares sold	90,656	100,677	$ 1,339,079	$ 1,121,618
Shares redeemed	(42,640)	(21,906)	(605,663)	(257,607)
Net increase (decrease)	48,016	78,771	$ 733,416	$ 864,011
Class C Shares sold	60,119	81,526	$ 913,707	$ 903,646
Shares redeemed	(32,146)	(20,355)	(452,494)	(231,930)
Net increase (decrease)	27,973	61,171	$ 461,213	$ 671,716
Institutional Class Shares sold	1,218	40,574	$ 18,000	$ 407,034
Shares redeemed	(2,287)	(158)	(34,739)	(1,992)
Net increase (decrease)	(1,069)	40,416	$ (16,739)	$ 405,042

B Share transactions are for the period December 21, 1998 (commencement of sale of shares) to October 31, 1999

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Latin America Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Latin America Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 8, 2000

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Latin America Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/18/00	12/15/00	$.00	$.08
Class T	12/18/00	12/15/00	$.00	$.08
Class B	12/18/00	12/15/00	$.00	$.08
Class C	12/18/00	12/15/00	$.00	$.08

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors
(U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Richard A. Spillane, Jr., Vice President

Patricia Satterthwaite, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Focus Funds

Fidelity Advisor Consumer
Industries Fund

Fidelity Advisor Cyclical
Industries Fund

Fidelity Advisor Financial
Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Natural
Resources Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Telecommunications & Utilities Growth Fund

Growth Funds

Fidelity Advisor Korea Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor International
Capital Appreciation Fund

Fidelity Advisor Overseas Fund

Fidelity Advisor Diversified International Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor TechnoQuant ®
Growth Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor Value Strategies Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Dynamic
Capital Appreciation Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Growth
Opportunities Fund

Growth and Income Funds

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Asset Allocation Fund

Fidelity Advisor Balanced Fund

Taxable Income Funds

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor High Income Fund

Fidelity Advisor Strategic Income Fund

Fidelity Advisor Mortgage
Securities Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Short Fixed-Income Fund

Municipal Funds

Fidelity Advisor Municipal Income Fund

Money Market Funds

Prime Fund

Treasury Fund

Tax-Exempt Fund

ALAF-ANN-1200 118698
1.728719.101

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Latin America

Fund - Institutional Class

Annual Report

October 31, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Latin America Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Latin America - Institutional CL	14.14%	33.20%
MSCI EMF - Latin America	14.24%	37.74%
Latin American Funds Average	20.19%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 21, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index - a market capitalization-weighted index of approximately 160 stocks traded in seven Latin American markets. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 42 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Latin America - Institutional CL	14.14%	16.64%
MSCI EMF - Latin America	14.24%	18.75%
Latin American Funds Average	20.19%	n/a*

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Latin America Fund - Institutional Class on December 21, 1998, when the fund started. As the chart shows, by October 31, 2000, the value of the investment would have grown to $13,320 - a 33.20% increase on the initial investment. For comparison, look at how the MSCI EMF - Latin America Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $13,774 - a 37.74% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Currency disparities, the see-saw performance of technology and telecommunications stocks and increased uncertainty over the direction of energy prices contributed to volatile world markets for the 12-month period that ended October 31, 2000. Through the first half of the period, foreign investors enjoyed handsome returns from technology and telecommunications holdings. These gains disappeared down the stretch, however, as the dollar continued to outperform the struggling euro - the uniform currency of 11 European nations - and the Japanese yen by wide margins. Soaring oil and gas prices also added to the volatility. The Morgan Stanley EAFE® index - which tracks the performance of stock markets in Europe, Australasia and the Far East - fell 2.72% during the period. Europe's economic recovery remained on course, but the euro's continued weakness proved to be a millstone. The Morgan Stanley Europe index had a 12-month return of 1.16%. Japan's economic recovery, on the other hand, appeared to be short-lived, or at least very, very slow in the making. The Morgan Stanley Japan index declined 11.61% during the period. Emerging markets, meanwhile, were unable to sustain the momentum they carried into early 2000 - the Morgan Stanley Emerging Markets Free index tumbled 10.33%.

(Portfolio Manager photograph)
An interview with Patti Satterthwaite, Portfolio Manager of Fidelity Advisor Latin America Fund

Q. How did the fund perform, Patti?

A. For the 12-month period that ended October 31, 2000, the fund's Institutional Class shares returned 14.14%, falling short of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index, which returned 14.24%. For the same period, the Latin America funds average tracked by Lipper Inc. returned 20.19%.

Q. What was the investment climate like in Latin America during the past 12 months?

A. Recovery among major Latin American economies progressed, albeit at varying speeds. Mexico was the brightest star in the region, spurred by higher oil prices, strong export growth and rising consumer demand. The country also received an important credit rating upgrade from Moody's Investors Services in March, which was followed by a successful democratic presidential election in July. Mexico pretty much had everything going for it during the 12-month period. Brazil - the largest economy in the Latin American region - directly benefited from Mexico's good fortune, though its recovery was hampered by concerns about inflation and declining confidence in Brazil's currency, the real. Still, Brazil remained an attractive value play due to cheap stock prices. Meanwhile, Argentina struggled to emerge from last year's recession, while Chile enjoyed some economic expansion, though weak consumer spending slowed its recovery efforts.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What factors helped shape fund performance during the period?

A. Strong stock picking in Mexico was a big positive for the fund relative to the index. Having ample exposure to banks proved particularly beneficial. Reaching the end of a five-year restructuring period, banks turned their attention to such key business drivers as loan growth, which is critical in a strengthening economy. Investors, drawn to the industry's improving fundamentals, pushed the prices of holdings such as Grupo Financiero BBVA Bancomer and Banacci sharply higher during the period. The fund also benefited from overweighting a handful of media stocks that did well, namely TV Azteca and Grupo Televisa. However, we paid the price for not owning enough Telefonos de Mexico (Telmex), the fund's largest holding, which accounted for more than 14% of the index on average. Its stock price was up more than 28% despite the downside volatility that plagued most telecom stocks worldwide during the latter half of the period. Having an out-of-benchmark position in Carso Global Telecom - a holding company for Telmex - which performed poorly, further compounded our problem. On the Lipper front, we owned some "new economy" stocks that detracted from performance, including Impsat Fiber Networks, an emerging telecommunications company with operations throughout the region, and Internet portal El Sitio.

Q. How did your strategy in Brazil play out for the fund?

A. Remaining generally market-weighted in Brazil relative to the index, we focused our energy on finding the best stocks. We had some success with beverage stocks such as Brahma Cervejaria, which merged with another local company in the summer to form the world's third-largest brewer - AmBev. Our results in the telecom sector were mixed, although we tended to own more losers than winners. Fixed-line provider Tele Norte Leste helped, while Telesp Celular hurt.

Q. What was your approach to countries other than Mexico and Brazil?

A. I continued to underweight the rest of the region - which represented only about 25% of the index on average during the period - primarily on liquidity concerns. Specifically, I kept the fund underexposed to Chile because I felt that its status as a safe haven had been slightly obscured by Mexico's credit rating upgrade. This strategy paid off for us during the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. I'm generally positive overall. I feel that valuations remain extremely attractive relative to the rest of the world, given that economic recovery is expected to lead to stronger earnings growth throughout Latin America. Despite positive fundamentals, however, stocks in the region remain extremely vulnerable to global market volatility and further deceleration in the U.S. economy.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks high total investment return

Start date: December 21, 1998

Size: as of October 31, 2000, more than $6 million

Manager: Patti Satterthwaite, since inception; joined Fidelity in 1986

3

Patti Satterthwaite reflects on the correlation between U.S. and Latin American stock markets:

"Latin American markets tracked the movements of U.S. stocks for much of the 12-month period, albeit with less drama. Telecom and media stocks rose sharply early on, only to reverse course following the end of the global tech rally. Investors flocked to less volatile areas of the market, namely banks, consumer stocks and some utilities. Concerns about interest rates rising further in the U.S., persistently high energy prices and a protracted slowdown in the global economy kept Latin American markets off balance during the second half of the period. Considering the close correlation of the IPC - the benchmark for the Mexican stock market - to the NASDAQ in the U.S., I may consider reducing the fund's exposure to Mexico while pursuing less volatile alternatives elsewhere."

Note to shareholders:

Fidelity Advisor Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2000, 26% of the fund's total assets were invested in telephone service companies, which accounted for approximately 23% of the Latin American market as of October 31, 2000, as represented by the Morgan Stanley Capital International (MSCI) Emerging Markets Free - Latin America Index.

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Telefonos de Mexico SA de CV Series L sponsored ADR (Mexico, Telephone Services)	12.2	10.4
Companhia de Bebidas das Americas (AmBev) sponsored ADR (Brazil, Beverages)	7.9	0.0
Petrobras SA (PN) (Brazil, Oil & Gas)	6.4	5.1
Wal-Mart de Mexico SA de CV Series C (Mexico, General Merchandise Stores)	6.0	5.6
Banacci SA de CV Series O (Mexico, Banks)	5.5	2.7
	38.0	23.8
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Utilities	33.1	39.2
Nondurables	14.4	11.5
Finance	14.0	9.3
Media & Leisure	11.8	9.3
Retail & Wholesale	9.7	7.4
Top Five Countries as of October 31, 2000
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Mexico	44.7	43.4
Brazil	39.3	34.7
Chile	4.6	4.2
Argentina	3.2	2.3
Venezuela	1.9	2.7
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2000	As of April 30, 2000
Stocks 98.1%	Stocks 95.0%
Short-Term Investments and Net Other Assets 1.9%	Short-Term Investments and Net Other Assets 5.0%

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (Note 1)
Argentina - 3.2%
Inversiones y Representacions SA sponsored GDR (a)	586	$ 12,196
Perez Companc SA sponsored ADR	8,077	116,107
Telecom Argentina Stet-France Telecom SA sponsored ADR Class B	4,200	72,188
		200,491
Brazil - 39.3%
Banco Bradesco SA (PN)	19,659,000	122,093
Banco Itau SA	2,399,000	187,501
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	2,900	103,313
Companhia de Bebidas das Americas (AmBev) sponsored ADR	22,000	496,375
Companhia Siderurgica Nacional ADR	1,900	52,606
Companhia Vale do Rio Doce (PN-A)	7,400	171,368
Compania Energertica Minas Gerais	2,916,000	44,477
Embratel Participacoes SA ADR	9,300	150,544
Petrobras SA (PN)	15,210	405,146
Tele Norte Leste Participacoes SA ADR	9,531	210,873
Telesp Celular Participacoes SA ADR	10,461	330,829
Uniao de Bancos Brasileiros SA (Unibanco) GDR	3,200	80,800
Votorantim Celulose e Papel SA (PN Reg.)	3,742,000	125,652
		2,481,577
British Virgin Islands - 0.2%
El Sitio, Inc.	4,200	14,044
Chile - 4.6%
Banco Santander Chile sponsored ADR	2,300	30,906
Banco Santiago SA sponsored ADR	2,200	43,450
Distribucion Y Servicio D&S SA sponsored ADR	7,500	134,063
Embotelladora Andina sponsored ADR Class A	2,850	34,200
Enersis SA sponsored ADR (a)	309	5,485
Vina Concha Stet y Toro SA sponsored ADR	1,150	44,131
		292,235
Colombia - 0.1%
Banco Ganadero SA sponsored ADR Class C	600	1,350
Suramericana de Inversiones SA	7,000	4,258
		5,608
Luxembourg - 0.8%
Quilmes Industrial SA sponsored ADR	6,300	51,975
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - 44.7%
Banacci SA de CV Series O (a)	225,000	$ 349,428
Carso Global Telecom SA de CV Series A1 (a)	124,000	277,327
Corporacion Interamericana de Entretenimiento SA de CV Series B (a)	17,581	79,007
Fomento Economico Mexicano SA de CV sponsored ADR	1,800	68,738
Grupo Carso SA de CV Series A1 (a)	39,000	121,461
Grupo Financiero BBVA Bancomer SA de CV (GFB) (a)	98,000	60,632
Grupo Iusacell SA de CV sponsored ADR (a)	7,900	102,700
Grupo Televisa SA de CV sponsored GDR	6,450	349,106
Telefonos de Mexico SA de CV Series L sponsored ADR	14,275	769,958
TV Azteca SA de CV sponsored ADR	21,000	262,500
Wal-Mart de Mexico SA de CV Series C (a)	168,000	380,122
		2,820,979
Panama - 1.6%
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	400	10,025
Panamerican Beverages, Inc. Class A	5,600	92,400
		102,425
Peru - 0.9%
Compania de Minas Buenaventura SA Series B sponsored ADR	4,200	54,075
United States of America - 0.8%
Impsat Fiber Networks, Inc.	4,400	52,800
Venezuela - 1.9%
Compania Anonima Nacional Telefono de Venezuela sponsored ADR	6,200	117,800
TOTAL COMMON STOCKS (Cost $5,756,211)		6,194,009
Cash Equivalents - 2.1%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.56%, dated 10/31/00 due 11/1/00	$ 36,007	$ 36,000
	Shares
Fidelity Cash Central Fund, 6.61% (b)	92,683	92,683
TOTAL CASH EQUIVALENTS (Cost $128,683)		128,683
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $5,884,894)		6,322,692
NET OTHER ASSETS - (0.2)%		(12,461)
NET ASSETS - 100%		$ 6,310,231
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $5,887,807. Net unrealized appreciation aggregated $434,885, of which $1,278,181 related to appreciated investment securities and $843,296 related to depreciated investment securities.

The fund hereby designates approximately $21,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $36,000) (cost $5,884,894) - See accompanying schedule		$ 6,322,692
Cash		454
Receivable for fund shares sold		5,824
Dividends receivable		8,524
Interest receivable		901
Receivable from investment adviser for expense reductions		5,310
Total assets		6,343,705
Liabilities
Payable for fund shares redeemed	$ 3,449
Distribution fees payable	3,343
Other payables and accrued expenses	26,682
Total liabilities		33,474
Net Assets		$ 6,310,231
Net Assets consist of:
Paid in capital		$ 5,822,213
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		50,387
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		437,631
Net Assets		$ 6,310,231

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($920,799 ÷ 69,455 shares)	$13.26
Maximum offering price per share (100/94.25 of $13.26)	$14.07
Class T: Net Asset Value and redemption price per share ($2,041,021 ÷ 154,505 shares)	$13.21
Maximum offering price per share (100/96.50 of $13.21)	$13.69
Class B: Net Asset Value and offering price per share ($1,658,835 ÷ 126,787 shares) A	$13.08
Class C: Net Asset Value and offering price per share ($1,165,413 ÷ 89,144 shares) A	$13.07
Institutional Class: Net Asset Value, offering price and redemption price per share ($524,163 ÷ 39,347 shares)	$13.32

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 93,997
Interest		17,109
		111,106
Less foreign taxes withheld		(7,640)
Total income		103,466
Expenses
Management fee	$ 48,581
Transfer agent fees	25,335
Distribution fees	42,983
Accounting fees and expenses	60,057
Non-interested trustees' compensation	21
Custodian fees and expenses	21,974
Registration fees	66,543
Audit	23,615
Legal	78
Foreign tax expenses	4,398
Miscellaneous	46
Total expenses before reductions	293,631
Expense reductions	(130,355)	163,276
Net investment income (loss)		(59,810)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	57,624
Foreign currency transactions	(5,396)	52,228
Change in net unrealized appreciation (depreciation) on:
Investment securities	180,028
Assets and liabilities in foreign currencies	1,229	181,257
Net gain (loss)		233,485
Net increase (decrease) in net assets resulting from operations		$ 173,675

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2000	December 21, 1998 (commencement of operations) to October 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (59,810)	$ 4,112
Net realized gain (loss)	52,228	(15,197)
Change in net unrealized appreciation (depreciation)	181,257	256,374
Net increase (decrease) in net assets resulting from operations	173,675	245,289
Share transactions - net increase (decrease)	2,224,797	3,666,470
Total increase (decrease) in net assets	2,398,472	3,911,759
Net Assets
Beginning of period	3,911,759	-
End of period	$ 6,310,231	$ 3,911,759

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.64	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.07)	.05
Net realized and unrealized gain (loss)	1.69	1.59
Total from investment operations	1.62	1.64
Net asset value, end of period	$ 13.26	$ 11.64
Total Return B, C	13.92%	16.40%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 921	$ 756
Ratio of expenses to average net assets	2.06% F	2.01% A, F
Ratio of expenses to average net assets after expense reductions	2.04% G	1.99% A, G
Ratio of net investment income (loss) to average net assets	(.50)%	.50% A
Portfolio turnover	52%	50% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 21, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.62	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.11)	.02
Net realized and unrealized gain (loss)	1.70	1.60
Total from investment operations	1.59	1.62
Net asset value, end of period	$ 13.21	$ 11.62
Total Return B, C	13.68%	16.20%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,041	$ 1,065
Ratio of expenses to average net assets	2.32% F	2.26% A, F
Ratio of expenses to average net assets after expense reductions	2.30% G	2.24% A, G
Ratio of net investment income (loss) to average net assets	(.75)%	.25% A
Portfolio turnover	52%	50% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 21, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.58	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.18)	(.02)
Net realized and unrealized gain (loss)	1.68	1.60
Total from investment operations	1.50	1.58
Net asset value, end of period	$ 13.08	$ 11.58
Total Return B, C	12.95%	15.80%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,659	$ 912
Ratio of expenses to average net assets	2.82% F	2.76% A, F
Ratio of expenses to average net assets after expense reductions	2.80% G	2.74% A, G
Ratio of net investment income (loss) to average net assets	(1.25)%	(.25)% A
Portfolio turnover	52%	50% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 21, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.57	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.18)	(.02)
Net realized and unrealized gain (loss)	1.68	1.59
Total from investment operations	1.50	1.57
Net asset value, end of period	$ 13.07	$ 11.57
Total Return B, C	12.96%	15.70%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,165	$ 708
Ratio of expenses to average net assets	2.82% F	2.76% A, F
Ratio of expenses to average net assets after expense reductions	2.80% G	2.74% A, G
Ratio of net investment income (loss) to average net assets	(1.25)%	(.25)% A
Portfolio turnover	52%	50% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 21, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.67	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)	.07
Net realized and unrealized gain (loss)	1.69	1.60
Total from investment operations	1.65	1.67
Net asset value, end of period	$ 13.32	$ 11.67
Total Return B, C	14.14%	16.70%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 524	$ 472
Ratio of expenses to average net assets	1.81% F	1.76% A, F
Ratio of expenses to average net assets after expense reductions	1.79% G	1.74% A, G
Ratio of net investment income (loss) to average net assets	(.25)%	.75% A
Portfolio turnover	52%	50% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 21, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Advisor Latin America Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,441,225 and $3,234,340, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .72% of average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-
advisor for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00% *
Class C	1.00% *

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 2,548	$ 1,429
Class T	10,495	2,812
Class B	17,581	14,565
Class C	12,359	10,231
	$ 42,983	$ 29,037

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 4,516	$ 1,650
Class T	8,059	1,972
Class B	10,708	10,708*
Class C	1,100	1,100*
	$ 24,383	$ 15,430

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for the fund's Class A, Class T, Class B, Class C and Institutional Class Shares. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 3,482.34
Class T	8,394.40
Class B	7,335.42
Class C	4,945.40
Institutional Class	1,179.20
	$ 25,335

Accounting Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

5. Expense Reductions.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

	FMR Expense Limitations	Reimbursement
Class A	2.00%	$ 19,271
Class T	2.25%	40,817
Class B	2.75%	34,532
Class C	2.75%	24,057
Institutional Class	1.75%	10,293
		$ 128,970

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,385 under this arrangement.

6. Beneficial Interest.

At the end of the period, FMR and its affiliates were record owners of approximately 37% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	Year ended October 31,	Year ended October 31,	Year ended October 31,
	2000	1999 A	2000	1999 A

Class A Shares sold	38,689	65,380	$ 580,476	$ 711,107
Shares redeemed	(34,125)	(489)	(491,740)	(5,527)
Net increase (decrease)	4,564	64,891	$ 88,736	$ 705,580
Class T Shares sold	136,912	134,413	$ 2,067,473	$ 1,468,015
Shares redeemed	(73,981)	(42,837)	(1,109,302)	(447,894)
Net increase (decrease)	62,931	91,576	$ 958,171	$ 1,020,121
Class B Shares sold	90,656	100,677	$ 1,339,079	$ 1,121,618
Shares redeemed	(42,640)	(21,906)	(605,663)	(257,607)
Net increase (decrease)	48,016	78,771	$ 733,416	$ 864,011
Class C Shares sold	60,119	81,526	$ 913,707	$ 903,646
Shares redeemed	(32,146)	(20,355)	(452,494)	(231,930)
Net increase (decrease)	27,973	61,171	$ 461,213	$ 671,716
Institutional Class Shares sold	1,218	40,574	$ 18,000	$ 407,034
Shares redeemed	(2,287)	(158)	(34,739)	(1,992)
Net increase (decrease)	(1,069)	40,416	$ (16,739)	$ 405,042

D Share transactions are for the period December 21, 1998 (commencement of sale of shares) to October 31, 1999

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Latin America Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Latin America Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 8, 2000

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Latin America Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/18/00	12/15/00	$.00	$.08

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors
(U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Richard A. Spillane, Jr., Vice President

Patricia Satterthwaite, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

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ALAFI-ANN-1200 118705
1.728720.101

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Korea Fund

Class A, Class T, Class B and Class C

Annual Reports

September 30, 2000
and the one-month period
ended October 31, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance October 31, 2000	<Click Here>	How the fund has done over time.
Performance September 30, 2000	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments.
Investments October 31, 2000	<Click Here>	A complete list of the fund's investments with their market values.
Investments September 30, 2000	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.

Note to shareholders: The fiscal year end for Fidelity Advisor Korea Fund recently changed from September 30 to October 31. This change was made in order to align the fund's fiscal year end more closely with other similar Fidelity funds. To reduce expenses and provide you with a comprehensive report covering both periods ended September 30 and October 31, we've combined both annual reports into one document.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Korea Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on July 3, 2000. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after June 30, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class A shares' total expenses, including its 0.25% 12b-1 fee had been reflected in the Closed-End Fund's performance, Class A's returns prior to July 3, 2000 may have been lower. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL A	-33.63%	-38.78%	-44.47%
Fidelity Adv Korea - CL A (incl. 5.75% sales charge)	-37.45%	-42.30%	-47.66%
KOSPI	-34.61%	-62.86%	-64.95%
Pacific Region ex Japan Funds Average	-11.65%	-17.16%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on October 31, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Korea Composite Stock Price Index (KOSPI) - a market capitalization-weighted index of all common stocks listed on the Korean Stock Exchange. To measure how Class A's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 84 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL A	-33.63%	-9.35%	-9.34%
Fidelity Adv Korea - CL A (incl. 5.75% sales charge)	-37.45%	-10.42%	-10.23%
KOSPI	-34.61%	-17.97%	-16.03%
Pacific Region ex Japan Funds Average	-11.65%	-4.29%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Korea Fund - Class A on October 31, 1994, when the Closed-End Fund started, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have been $5,234 - a 47.66% decrease on the initial investment. For comparison, look at how the Korea Composite Stock Price Index did over the same period. With dividends reinvested, the same $10,000 would have been $3,505 - a 64.95% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Korea Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class T shares took place on July 3, 2000. Class T shares bear a 0.50% 12b-1 fee that is reflected in returns after June 30, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class T shares total expenses, including its 0.50% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class T's returns prior to July 3, 2000 may have been lower. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL T	-33.72%	-38.87%	-44.55%
Fidelity Adv Korea - CL T (incl. 3.50% sales charge)	-36.04%	-41.01%	-46.49%
KOSPI	-34.61%	-62.86%	-64.95%
Pacific Region ex Japan Funds Average	-11.65%	-17.16%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on October 31, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Korea Composite Stock Price Index (KOSPI) - a market capitalization-weighted index of all common stocks listed on the Korean Stock Exchange. To measure how Class T's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 84 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL T	-33.72%	-9.37%	-9.36%
Fidelity Adv Korea - CL T (incl. 3.50% sales charge)	-36.04%	-10.02%	-9.90%
KOSPI	-34.61%	-17.97%	-16.03%
Pacific Region ex Japan Funds Average	-11.65%	-4.29%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Korea Fund - Class T on October 31, 1994, when the Closed-End Fund started, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have been $5,351 - a 46.49% decrease on the initial investment. For comparison, look at how the Korea Composite Stock Price Index did over the same period. With dividends reinvested, the same $10,000 would have been $3,505 - a 64.95% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Korea Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on July 3, 2000. Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class B shares' total expenses, including its 1.00% 12b-1 fee had been reflected in the Closed-End Fund's performance, Class B's returns, prior to July 3, 2000 may have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 5%, 2%, and 1%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL B	-33.81%	-38.95%	-44.62%
Fidelity Adv Korea - CL B (incl. contingent deferred sales charge)	-37.12%	-40.10%	-45.14%
KOSPI	-34.61%	-62.86%	-64.95%
Pacific Region ex Japan Funds Average	-11.65%	-17.16%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on October 31, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Korea Composite Stock Price Index (KOSPI) - a market capitalization-weighted index of all common stocks listed on the Korean Stock Exchange. To measure how Class B's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 84 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL B	-33.81%	-9.40%	-9.38%
Fidelity Adv Korea - CL B (incl. contingent deferred sales charge)	-37.12%	-9.74%	-9.52%
KOSPI	-34.61%	-17.97%	-16.03%
Pacific Region ex Japan Funds Average	-11.65%	-4.29%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Korea Fund - Class B on October 31, 1994, when the Closed-End Fund started. As the chart shows, by October 31, 2000, the value of the investment, would have been $5,486 - a 45.14% decrease on the initial investment. For comparison, look at how the Korea Composite Stock Price Index did over the same period. With dividends reinvested, the same $10,000 would have been $3,505 - a 64.95% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Korea Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on July 3, 2000. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class C shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class C's returns, prior to July 3, 2000 may have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 1%, 0%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL C	-33.81%	-38.95%	-44.62%
Fidelity Adv Korea - CL C (incl. contingent deferred sales charge)	-34.47%	-38.95%	-44.62%
KOSPI	-34.61%	-62.86%	-64.95%
Pacific Region ex Japan Funds Average	-11.65%	-17.16%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on October 31, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Korea Composite Stock Price Index (KOSPI) - a market capitalization-weighted index of all common stocks listed on the Korean Stock Exchange. To measure how Class C's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 84 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL C	-33.81%	-9.40%	-9.38%
Fidelity Adv Korea - CL C (incl. contingent deferred sales charge)	-34.47%	-9.40%	-9.38%
KOSPI	-34.61%	-17.97%	-16.03%
Pacific Region ex Japan Funds Average	-11.65%	-4.29%	n/a*

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Korea Fund - Class C on October 31, 1994, when the Closed-End Fund started. As the chart shows, by October 31, 2000, the value of the investment, would have been $5,538 - a 44.62% decrease on the initial investment. For comparison, look at how the Korea Composite Stock Price Index did over the same period. With dividends reinvested, the same $10,000 would have been $3,505 - a 64.95% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Korea Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on July 3, 2000. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after June 30, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class A shares' total expenses, including its 0.25% 12b-1 fee had been reflected in the Closed-End Fund's performance, Class A's returns prior to July 3, 2000 may have been lower. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended September 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL A	-16.60%	-24.42%	-32.36%
Fidelity Adv Korea - CL A (incl. 5.75% sales charge)	-21.40%	-28.77%	-36.25%
KOSPI	-19.59%	-54.48%	-57.39%
Pacific Region ex Japan Funds Average	0.50%	-10.84%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on October 31, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Korea Composite Stock Price Index (KOSPI) - a market capitalization-weighted index of all common stocks listed on the Korean Stock Exchange. To measure how Class A's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 81 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended September 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL A	-16.60%	-5.45%	-6.39%
Fidelity Adv Korea - CL A (incl. 5.75% sales charge)	-21.40%	-6.56%	-7.33%
KOSPI	-19.59%	-14.56%	-13.43%
Pacific Region ex Japan Funds Average	0.50%	-2.81%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Korea Fund - Class A on October 31, 1994, when the Closed-End Fund started, and the current 5.75% sales charge was paid. As the chart shows, by September 30, 2000, the value of the investment would have been $6,375 - a 36.25% decrease on the initial investment. For comparison, look at how the Korea Composite Stock Price Index did over the same period. With dividends reinvested, the same $10,000 would have been $4,261 - a 57.39% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Korea Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class T shares took place on July 3, 2000. Class T shares bear a 0.50% 12b-1 fee that is reflected in returns after June 30, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class T shares total expenses, including its 0.50% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class T's returns prior to July 3, 2000 may have been lower. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended September 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL T	-16.60%	-24.42%	-32.36%
Fidelity Adv Korea - CL T (incl. 3.50% sales charge)	-19.52%	-27.07%	-34.72%
KOSPI	-19.59%	-54.48%	-57.39%
Pacific Region ex Japan Funds Average	0.50%	-10.84%	n/a*
Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on October 31, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Korea Composite Stock Price Index (KOSPI) - a market capitalization-weighted index of all common stocks listed on the Korean Stock Exchange. To measure how Class T's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 81 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended September 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL T	-16.60%	-5.45%	-6.39%
Fidelity Adv Korea - CL T (incl. 3.50% sales charge)	-19.52%	-6.12%	-6.96%
KOSPI	-19.59%	-14.56%	-13.43%
Pacific Region ex Japan Funds Average	0.50%	-2.81%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Korea Fund - Class T on October 31, 1994, when the Closed-End Fund started, and the current 3.50% sales charge was paid. As the chart shows, by September 30, 2000, the value of the investment would have been $6,528 - a 34.72% decrease on the initial investment. For comparison, look at how the Korea Composite Stock Price Index did over the same period. With dividends reinvested, the same $10,000 would have been $4,261 - a 57.39% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Korea Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on July 3, 2000. Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class B shares' total expenses, including its 1.00% 12b-1 fee had been reflected in the Closed-End Fund's performance, Class B's returns, prior to July 3, 2000 may have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 5%, 2%, and 1%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended September 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL B	-16.70%	-24.51%	-32.43%
Fidelity Adv Korea - CL B (incl. contingent deferred sales charge)	-20.86%	-25.93%	-33.07%
KOSPI	-19.59%	-54.48%	-57.39%
Pacific Region ex Japan Funds Average	0.50%	-10.84%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on October 31, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Korea Composite Stock Price Index (KOSPI) - a market capitalization-weighted index of all common stocks listed on the Korean Stock Exchange. To measure how Class B's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 81 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended September 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL B	-16.70%	-5.47%	-6.41%
Fidelity Adv Korea - CL B (incl. contingent deferred sales charge)	-20.86%	-5.83%	-6.56%
KOSPI	-19.59%	-14.56%	-13.43%
Pacific Region ex Japan Funds Average	0.50%	-2.81%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Korea Fund - Class B on October 31, 1994, when the Closed-End Fund started. As the chart shows, by September 30, 2000, the value of the investment, would have been $6,693 - a 33.07% decrease on the initial investment. For comparison, look at how the Korea Composite Stock Price Index did over the same period. With dividends reinvested, the same $10,000 would have been $4,261 - a 57.39% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Korea Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on July 3, 2000. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class C shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class C's returns, prior to July 3, 2000 may have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 1%, 0%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended September 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL C	-16.70%	-24.51%	-32.43%
Fidelity Adv Korea - CL C (incl. contingent deferred sales charge)	-17.53%	-24.51%	-32.43%
KOSPI	-19.59%	-54.48%	-57.39%
Pacific Region ex Japan Funds Average	0.50%	-10.84%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on October 31, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Korea Composite Stock Price Index (KOSPI) - a market capitalization-weighted index of all common stocks listed on the Korean Stock Exchange. To measure how Class C's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 81 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended September 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL C	-16.70%	-5.47%	-6.41%
Fidelity Adv Korea - CL C (incl. contingent deferred sales charge)	-17.53%	-5.47%	-6.41%
KOSPI	-19.59%	-14.56%	-13.43%
Pacific Region ex Japan Funds Average	0.50%	-2.81%	n/a*

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Korea Fund - Class C on October 31, 1994, when the Closed-End Fund started. As the chart shows, by September 30, 2000, the value of the investment, would have been $6,757 - a 32.43% decrease on the initial investment. For comparison, look at how the Korea Composite Stock Price Index did over the same period. With dividends reinvested, the same $10,000 would have been $4,261 - a 57.39% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Hokeun Chung, Portfolio Manager of Fidelity
Advisor Korea Fund

Q. How did the fund perform, Hokeun?

A. For the 12-month period that ended September 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned -16.60%, -16.60%, -16.70% and -16.70%, respectively. These returns outperformed the Korean Stock Exchange Composite Price Index (KOSPI), which returned -19.59% during the same period. Shareholders should be aware that the fund's fiscal year end has changed to October 31. For the 12 months that ended October 31, 2000, the fund's Class A, Class T, Class B and Class C shares returned -33.63%, -33.72%, -33.81% and -33.81%, respectively, while the KOSPI returned -34.61% during the same time frame.

Q. What factors hindered the market's performance during the 12-month period that ended September 30, 2000?

A. Since the beginning of 2000, the South Korean stock market has been hurt by a slowdown in the government's efforts to restructure bad corporate debt and recapitalize the banking sector. This slowdown weakened investors' confidence in the nation's ongoing economic recovery. Additionally, the sharp rise in crude oil prices - which hit historically high levels - was of particular concern given the country's heavy reliance on oil: Korea is the sixth-largest consumer of oil in the world (See callout box at the end of this interview). Further, a global pullback in the technology sector - particularly in the market for dynamic random access memory (DRAM), which represents the bulk of the country's technology exports - dampened the optimism surrounding Korea's shift to a high-tech-based economy from a state-managed industrial economy. Unfortunately, this technology correction coincided with the Korean government's aggressive courtship of the Internet through an ongoing $35 billion public plan to improve the country's Internet infrastructure. The global technology slowdown - particularly in the U.S., Korea's biggest market for high-tech products - also hurt Korea's large export market for its information tech-
nology products.

Q. Despite these obstacles, the fund still outperformed its benchmark. Why?

A. The difference in performance was the result of good individual stock selection during the first half of the period and an overweighting in strong-performing technology and telecommunications stocks. During the fourth quarter of 1999, overweighting these sectors significantly boosted performance as investors viewed the government's many incentives - such as tax breaks and low-cost loans to information technology start-up firms - in a positive vein. For the majority of this year, however, the fund's overweighting in these two sectors hurt relative performance as a result of the global technology slowdown mentioned previously. Those losses, though, weren't substantial enough to offset our otherwise strong relative performance for the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Did the fund's conversion to open-end status in June alter your management strategy in any way?

A. Yes, it did. First, the fund's conversion from a closed-end portfolio to an open-end portfolio spurred an increase in redemption activity, which was expected. Second, the rise in redemptions coincided with a declining Korean stock market, based on the macroeconomic reasons I mentioned earlier. These two factors - an increase in redemptions and declining stock prices - collectively hindered the fund's short-term performance. Meanwhile, I used this redemption activity as an opportunity to reposition the fund, reducing the number of holdings to focus on the companies I felt most strongly about at the time, such as Samsung Electronics. I also increased the fund's weighting in more defensive areas, such as food and beverage stocks, at the expense of other areas, such as financial stocks. However, I maintained some overweighted positions in selected banks that I felt had the best fundamentals, such as Shinhan Bank.

Q. What specific stocks performed well?

A. SK Telecom, Korea's largest provider of wireless communications, was the fund's top performer. The company continued to benefit from Korea's technology revolution and its growing appetite for wireless data products and Internet access. Investors also reacted favorably to Housing & Commercial Bank and Shinhan Bank for their fiscal discipline within the banking sector.

Q. Which stocks were disappointing?

A. Samsung Electronics, the country's leading manufacturer of DRAM, suffered from the slowing global demand for semiconductors, particularly during the past six months. Korea Electric Power, a company with very low valuations, continued to underperform due to a delay in the expected government approval of the privatization of the firm.

Q. The fund's fiscal year-end changed from September 30 to October 31. Can you tell us how the fund fared in October?

A. The fund's Class A, Class T, Class B and Class C shares returned -17.91%, -18.02%, -18.04% and -18.04%, respectively, during the month. In comparison, the KOSPI returned -17.75%. The fund's overweighting in the utilities and technology sectors continued to hurt short-term performance as a result of the global factors I mentioned earlier. However, I believed the fund's selected stocks in these sectors still offered the best opportunity to achieve superior long-term performance.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. The Korean stock market remains very cheap in terms of historical valuation, as well as regional comparisons. However, the success of the government's efforts to help the old industrial companies acquire new technology - through low-interest loans and incentives - remains to be seen. The government must continue to inject public money into the banking sector for restructuring. Until these reform efforts play out, we will continue to see market volatility in the immediate future. What's more, the country's recent history of low inflation could come under pressure if oil prices remain high.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: Fidelity Advisor Korea Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Korean market. As of October 31, 2000, the fund did not have more than 25% of its assets invested in any one industry.

Fund Facts

Goal: to achieve long-term capital appreciation through investments in equity and debt securities of Korean issuers

Start date: October 31, 1994 (Closed-End Fund)

Size: as of October 31, 2000, more than $19 million

Manager: Hokeun Chung, since 1996; joined Fidelity in 1994

3

Hokeun Chung on how rising oil prices affect the Korean stock market:

"Historically, the Korean Stock Exchange Composite Price Index (KOSPI) has had an inverse relation to the price of oil - meaning that when oil prices rise, stocks tend to suffer, and vice versa. That's because rising crude oil prices affect the Korean economy more severely than countries that have the ability to harness a portion of their own oil and other energy sources. Korea imports 100% of its oil supply, which makes the country's economy particularly vulnerable to price increases.

"Specifically, a $10 per barrel increase in the price of crude oil results in a 2.2% decline in gross domestic product (GDP) output and a 2.2% rise in inflation, according to a recent industry study. With oil rising to $37 per barrel last winter and again this fall - a historically high price - the profits of Korean companies were sharply reduced.

"As a result, investors have reacted with caution to Korean stocks this year, largely because of the threat of inflation due to these rising oil prices. Not helping matters is the fact that Korea's use of oil is currently growing at a faster rate than any other country in the world. Therefore, the stabilization and decline of crude oil prices are crucial to the ongoing growth of the Korean stock market."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2000
	% of fund's net assets as of
	October 31, 2000	September 30, 2000	March 31, 2000
Samsung Electronics Co. Ltd.	16.3	23.1	21.7
Korea Telecom	11.4	12.8	9.0
SK Telecom Co. Ltd.	11.2	13.8	11.1
Korea Electric Power Corp.	7.9	10.0	7.2
H&CB	4.8	4.0	0.0
Kookmin Bank	4.6	5.2	1.6
Shinhan Bank	4.0	4.9	1.9
Hyundai Electronics Industries Co. Ltd.	3.7	8.2	3.2
Korea Tobacco & Ginseng Co. Ltd.	2.6	1.6	0.6
Pohang Iron & Steel Co. Ltd.	2.5	3.5	4.5
	69.0	87.1	60.8
Top Ten Market Sectors as of October 31, 2000
	% of fund's net assets as of
	October 31, 2000	September 30, 2000	March 31, 2000
Utilities	30.5	36.6	33.7
Technology	23.1	34.6	33.6
Finance	16.1	15.6	8.3
Durables	4.5	5.5	3.1
Construction & Real Estate	3.8	3.4	0.4
Nondurables	3.5	2.5	2.1
Basic Industries	3.5	4.8	7.7
Retail & Wholesale	2.5	2.1	1.7
Industrial Machinery & Equipment	2.3	2.0	3.5
Services	1.3	1.2	1.5
Asset Allocation (% of fund's net assets)

As of October 31, 2000 As of September 30, 2000 As of March 31, 2000

* Not included in the pie chart.

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 92.3%
	Shares	Value (Note 1)
BASIC INDUSTRIES - 3.5%
Chemicals & Plastics - 1.0%
LG Chemical Ltd.	19,620	$ 193,182
Iron & Steel - 2.5%
Pohang Iron & Steel Co. Ltd.	8,580	498,583
TOTAL BASIC INDUSTRIES		691,765
CONSTRUCTION & REAL ESTATE - 3.8%
Building Materials - 3.8%
Hankuk Electric Glass Co. Ltd.	4,500	284,835
Samsung Heavy Industries Ltd. (a)	154,500	480,818
		765,653
DURABLES - 4.5%
Autos, Tires, & Accessories - 2.4%
Hankook Tire Co. Ltd.	39,080	73,866
Hyundai Motor Co. Ltd.	35,000	400,000
		473,866
Consumer Electronics - 1.4%
LG Electronics, Inc.	20,060	279,517
Textiles & Apparel - 0.7%
Cheil Industries, Inc.	32,300	140,558
TOTAL DURABLES		893,941
ENERGY - 1.2%
Oil & Gas - 1.2%
S-Oil Corp.	10,000	248,791
FINANCE - 16.1%
Banks - 13.4%
H&CB	39,750	955,747
Kookmin Bank	79,940	913,600
Shinhan Bank	80,240	804,164
		2,673,511
Credit & Other Finance - 1.8%
Kookmin Credit Card Co. Ltd.	12,590	274,490
Samsung Securities Co. Ltd.	4,940	89,463
		363,953
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Insurance - 0.9%
Samsung Fire & Marine Insurance	7,270	$ 168,728
TOTAL FINANCE		3,206,192
INDUSTRIAL MACHINERY & EQUIPMENT - 2.3%
Electrical Equipment - 2.3%
Samsung Electro-Mechanics Co. (a)	14,500	464,000
NONDURABLES - 3.5%
Agriculture - 2.6%
Korea Tobacco & Ginseng Co. Ltd.	32,540	516,349
Foods - 0.9%
Cheil Jedang Corp.	6,470	189,408
TOTAL NONDURABLES		705,757
RETAIL & WHOLESALE - 2.5%
General Merchandise Stores - 2.5%
Shinsegae Department Store	10,770	496,130
SERVICES - 1.3%
Advertising - 0.9%
Cheil Communications, Inc.	2,820	180,976
Services - 0.4%
S1 Corp.	6,660	69,088
TOTAL SERVICES		250,064
TECHNOLOGY - 23.1%
Computer Services & Software - 1.0%
NCsoft Corp.	2,460	190,961
Electronics - 22.1%
Hyundai Electronics Industries Co. Ltd. (a)	120,000	737,407
Samsung Electronics Co. Ltd.	26,000	3,257,143
Samsung SDI Co. Ltd.	10,900	424,501
		4,419,051
TOTAL TECHNOLOGY		4,610,012
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 30.5%
Cellular - 11.2%
SK Telecom Co. Ltd.	10,460	$ 2,229,934
Electric Utility - 7.9%
Korea Electric Power Corp.	70,960	1,584,514
Telephone Services - 11.4%
Korea Telecom	38,840	2,287,719
TOTAL UTILITIES		6,102,167
TOTAL COMMON STOCKS (Cost $12,359,321)		18,434,472
Nonconvertible Bonds - 0.0%
Moody's Ratings (unaudited)
FINANCE - 0.0%
Banks - 0.0%
Shinhan Bank 0% 12/31/48 unit (Cost $49)	-	6,493	71
Cash Equivalents - 6.4%

Fidelity Cash Central Fund, 6.61% (b) (Cost $1,287,484)	1,287,484	1,287,484

TOTAL INVESTMENT PORTFOLIO - 98.7% (Cost $13,646,854)		19,722,027
NET OTHER ASSETS - 1.3%		253,665
NET ASSETS - 100%		$ 19,975,692
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Amounts represent units held.
Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $14,247,261. Net unrealized appreciation aggregated $5,474,766, of which $7,758,559 related to appreciated investment securities and $2,283,793 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approximately $19,885,000 of which $7,770,000 and $12,115,000 will expire on October 31, 2005 and October 31, 2006, repectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Investments September 30, 2000

Showing Percentage of Net Assets

Common Stocks - 108.3%
	Shares	Value (Note 1)
BASIC INDUSTRIES - 4.8%
Chemicals & Plastics - 1.3%
LG Chemical Ltd.	27,000	$ 336,547
Iron & Steel - 3.5%
Pohang Iron & Steel Co. Ltd.	11,800	878,267
TOTAL BASIC INDUSTRIES		1,214,814
CONSTRUCTION & REAL ESTATE - 3.4%
Building Materials - 3.4%
Hankuk Electric Glass Co. Ltd.	3,900	220,329
Samsung Heavy Industries Ltd. (a)	186,850	630,848
		851,177
DURABLES - 5.5%
Autos, Tires, & Accessories - 3.2%
Hankook Tire Co. Ltd.	53,780	107,545
Hyundai Motor Co. Ltd.	53,730	698,637
		806,182
Consumer Electronics - 1.7%
LG Electronics, Inc.	22,100	430,050
Textiles & Apparel - 0.6%
Cheil Industries, Inc.	30,000	166,256
TOTAL DURABLES		1,402,488
FINANCE - 15.6%
Banks - 14.1%
H&CB	43,000	1,017,979
Kookmin Bank	110,000	1,311,931
Shinhan Bank	110,410	1,237,613
		3,567,523
Credit & Other Finance - 0.5%
Samsung Securities Co. Ltd.	6,800	137,506
Insurance - 1.0%
Samsung Fire & Marine Insurance	10,000	260,055
TOTAL FINANCE		3,965,084
INDUSTRIAL MACHINERY & EQUIPMENT - 2.0%
Electrical Equipment - 2.0%
Samsung Electro-Mechanics Co. (a)	15,000	507,106
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - 2.5%
Agriculture - 1.6%
Korea Tobacco & Ginseng Co. Ltd.	25,000	$ 408,017
Foods - 0.9%
Cheil Jedang Corp.	6,120	221,717
TOTAL NONDURABLES		629,734
RETAIL & WHOLESALE - 2.1%
General Merchandise Stores - 2.1%
Shinsegae Department Store	10,000	542,528
SERVICES - 1.2%
Advertising - 0.8%
Cheil Communications, Inc.	2,500	210,734
Services - 0.4%
S1 Corp.	9,170	95,799
TOTAL SERVICES		306,533
TECHNOLOGY - 34.6%
Computer Services & Software - 0.7%
NCsoft Corp.	1,500	160,068
Electronic Instruments - 0.3%
Mirae Corp.	30,580	76,782
Electronics - 33.6%
Hyundai Electronics Industries Co. Ltd. (a)	145,800	2,085,378
Samsung Electronics Co. Ltd.	32,280	5,847,247
Samsung SDI Co. Ltd.	15,000	593,194
		8,525,819
TOTAL TECHNOLOGY		8,762,669
UTILITIES - 36.6%
Cellular - 13.8%
SK Telecom Co. Ltd.	14,400	3,512,351
Electric Utility - 10.0%
Korea Electric Power Corp.	97,630	2,547,668
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Telephone Services - 12.8%
Korea Telecom	53,460	$ 3,234,397
TOTAL UTILITIES		9,294,416
TOTAL COMMON STOCKS (Cost $16,100,142)		27,476,549
Nonconvertible Bonds - 0.0%
Moody's Ratings (unaudited)
FINANCE - 0.0%
Banks - 0.0%
Shinhan Bank 0% 12/31/48 unit (Cost $49)	-	6,493	84
Cash Equivalents - 4.1%

Fidelity Cash Central Fund, 6.60% (b) (Cost $1,040,914)	1,040,914	1,040,914
TOTAL INVESTMENT PORTFOLIO - 112.4% (Cost $17,141,105)		28,517,547
NET OTHER ASSETS - (12.4)%		(3,150,696)
NET ASSETS - 100%		$ 25,366,851
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Amounts represent units held.
Income Tax Information

At September 30, 2000, the aggregate cost of investment securities for income tax purposes was $17,547,620. Net unrealized appreciation aggregated $10,969,927, of which $12,294,738 related to appreciated investment securities and $1,324,811 related to depreciated investment securities.

At September 30, 2000, the fund had a capital loss carryforward of approximately $21,144,000 of which $9,029,000 and $12,115,000 will expire on September 30, 2006 and September 30, 2007, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31,2000	September 30, 2000
Assets
Investment in securities, at value (cost $13,646,854 and $17,141,105, respectively) - See accompanying schedule	$ 19,722,027	$ 28,517,547
Receivable for fund shares sold	361,566	-
Dividends receivable	1,050	5,751
Interest receivable	6,568	5,946
Redemption fees receivable	29	53
Total assets	20,091,240	28,529,297
Liabilities
Payable for investments purchased	-	200,188
Payable for fund shares redeemed	2,116	2,817,908
Accrued management fee	11,557	747
Distribution fees payable	4,639	5,793
Other payables and accrued expenses	97,236	137,810
Total liabilities	115,548	3,162,446
Net Assets	$ 19,975,692	$ 25,366,851
Net Assets consist of:
Paid in capital	$ 34,569,666	$ 35,534,742
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(20,669,127)	(21,544,222)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	6,075,153	11,376,331
Net Assets	$ 19,975,692	$ 25,366,851

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

	October 31, 2000	September 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($19,278,613 ÷ 2,611,938 shares) and ($25,017,189 ÷ 2,781,471 shares), respectively	$7.38	$8.99
Maximum offering price per share (100/94.25 of $7.38 and $8.99), respectively	$7.83	$9.54
Class T: Net Asset Value and redemption price per share ($473,138 ÷ 64,199 shares) and ($107,787 ÷ 11,991 shares), respectively	$7.37	$8.99
Maximum offering price per share (100/96.50 of $7.37 and $8.99), respectively	$7.64	$9.32
Class B: Net Asset Value and offering price per share ($83,157 ÷ 11,297 shares) A and ($80,422 ÷ 8,957 shares) A, respectively	$7.36	$8.98
Class C: Net Asset Value and offering price per share ($81,998 ÷ 11,140 shares) A and ($89,992 ÷ 10,024 shares) A, respectively	$7.36	$8.98
Institutional Class: Net Asset Value, offering price and redemption price per share ($58,786 ÷ 7,950 shares) and ($71,461 ÷ 7,950 shares), respectively	$7.39	$8.99

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	One month ended October 31, 2000	Year ended September 30, 2000
Investment Income Dividends	$ 705	$ 842,306
Interest	6,568	50,635
	7,273	892,941
Less foreign taxes withheld	(116)	(139,956)
Total income	7,157	752,985
Expenses
Management fee	15,231	629,634
Transfer agent fees	5,434	36,642
Distribution fees	4,639	13,595
Accounting fees and expenses	5,000	125,040
Non-interested trustees' compensation	8	66,116
Custodian fees and expenses	5,009	121,825
Registration fees	6,938	46,655
Audit	153	43,969
Legal	-	116,925
Amortization of organization expenses	-	2,278
Interest	-	2,078
Reports to shareholders	-	61,161
Miscellaneous	-	7,529
Total expenses before reductions	42,412	1,273,447
Expense reductions	(3,674)	(50,322)
	38,738	1,223,125
Net investment income (loss)	(31,581)	(470,140)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	875,095	9,731,272
Foreign currency transactions	(40,556)	(84,767)
	834,539	9,646,505
Change in net unrealized appreciation (depreciation) on:
Investment securities	(5,301,269)	(11,683,796)
Assets and liabilities in foreign currencies	91	(13,880)
	(5,301,178)	(11,697,676)
Net gain (loss)	(4,466,639)	(2,051,171)
Net increase (decrease) in net assets resulting from operations	$ (4,498,220)	$ (2,521,311)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	One month ended October 31, 2000	Year ended September 30, 2000	Year ended September 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (31,581)	$ (470,140)	$ (211,518)
Net realized gain (loss)	834,539	9,646,505	7,027,931
Change in net unrealized appreciation (depreciation)	(5,301,178)	(11,697,676)	35,458,966
Net increase (decrease) in net assets resulting from operations	(4,498,220)	(2,521,311)	42,275,379
Share transactions - net increase (decrease)	(955,611)	(34,086,003)	(4,639,364)
Redemption fees	62,672	1,372,965	50,478
Total increase (decrease) in net assets	(5,391,159)	(35,234,349)	37,686,493
Net Assets
Beginning of period	25,366,851	60,601,200	22,914,707
End of period	$ 19,975,692	$ 25,366,851	$ 60,601,200

See accompanying notes which are an integral part of the financial statements.

Annual Report

	One month ended October 31,	Years ended September 30,					(automated graphic)
Selected Per-Share Data	2000	2000 H	1999	1998	1997	1996
Net asset value, beginning of period	$ 8.99	$ 10.78	$ 3.67	$ 7.26	$ 10.71	$ 12.62
Income from Investment Operations
Net investment income (loss) C	(.01)	(.09)	(.04) G	(.05)	(.06)	(.08)
Net realized and unrealized gain (loss)	(1.62)	(1.97)	7.15	(3.54)	(3.14)	(1.83)
Total from investment operations	(1.63)	(2.06)	7.11	(3.59)	(3.20)	(1.91)
Dilution resulting from common stock issued through rights offering	-	-	-	-	(.19)	-
Offering expenses	-	-	-	-	(.06)	-
Redemption fees added to paid in capital	.02	.27	-	-	-	-
Net asset value, end of period	$ 7.38	$ 8.99	$ 10.78 F	$ 3.67	$ 7.26	$ 10.71
Total Return A, B	(17.91)%	(16.60)%	193.73%	(49.45)%	(28.08)% I	(15.13)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 19,279	$ 25,017	$ 60,601	$ 22,915	$ 45,312	$ 47,181
Ratio of expenses to average net assets	2.10% D, J	1.91% D	1.75%	2.32%	1.88%	1.80%
Ratio of expenses to average net assets after expense reductions	2.10% J	1.89% E	1.61% E, G	2.30% E	1.88%	1.79% E
Ratio of net investment income (loss) to average net assets	(1.71)% J	(.73)%	(.42)%	(1.22)%	(.64)%	(.68)%
Portfolio turnover rate	121% J	39%	58%	65%	51%	28%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
C Net investment income (loss) per share has been calculated based on average shares outstanding during the period. D FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses. F The fund incurred expenses of $.01 per share in connection with its repurchase offer which were offset by redemption fees collected as part of the repurchase offer. G Includes reimbursement of $.01 per share from the custodian for an adjustment to prior periods' fees. H Prior to July 3, 2000, the fund operated as a closed-end management investment company. Shares of the fund existing at the time of its conversion to an open-ended management investment company were exchanged for Class A shares. I The total return does not include the effect of dilution. J Annualized

Financial Highlights - Class T

	One month ended October 31, 2000	Period ended September 30, 2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.99	$ 12.58
Income from Investment Operations
Net investment income (loss) D	(.01)	(.03)
Net realized and unrealized gain (loss)	(1.61)	(3.56)
Total from investment operations	(1.62)	(3.59)
Net asset value, end of period	$ 7.37	$ 8.99
Total Return B, C	(18.02)%	(28.54)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 473	$ 108
Ratio of expenses to average net assets	2.35% A, F	2.35% A, F
Ratio of expenses to average net assets after expense reductions	2.35% A	2.32% A, G
Ratio of net investment income (loss) to average net assets	(1.96)% A	(1.16)% A
Portfolio turnover rate	121% A	39%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period July 3, 2000 (commencement of sale of Class T shares) to September 30, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

	One month ended October 31, 2000	Period ended September 30, 2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 12.58
Income from Investment Operations
Net investment income (loss) D	(.02)	(.04)
Net realized and unrealized gain (loss)	(1.60)	(3.56)
Total from investment operations	(1.62)	(3.60)
Net asset value, end of period	$ 7.36	$ 8.98
Total Return B, C	(18.04)%	(28.62)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 83	$ 80
Ratio of expenses to average net assets	2.85% A, F	2.85% A, F
Ratio of expenses to average net assets after expense reductions	2.85% A	2.83% A, G
Ratio of net investment income (loss) to average net assets	(2.45)% A	(1.67)% A
Portfolio turnover rate	121% A	39%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period July 3, 2000 (commencement of sale of Class B shares) to September 30, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

	One month ended October 31, 2000	Period ended September 30, 2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 12.58
Income from Investment Operations
Net investment income (loss) D	(.02)	(.04)
Net realized and unrealized gain (loss)	(1.60)	(3.56)
Total from investment operations	(1.62)	(3.60)
Net asset value, end of period	$ 7.36	$ 8.98
Total Return B, C	(18.04)%	(28.62)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 82	$ 90
Ratio of expenses to average net assets	2.85% A, F	2.85% A, F
Ratio of expenses to average net assets after expense reductions	2.85% A	2.82% A , G
Ratio of net investment income (loss) to average net assets	(2.46)% A	(1.66)% A
Portfolio turnover rate	121% A	39%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period July 3, 2000 (commencement of sale of Class C shares) to September 30, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

	One month ended October 31, 2000	Period ended September 30, 2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.99	$ 12.58
Income from Investment Operations
Net investment income (loss) D	(.01)	(.01)
Net realized and unrealized gain (loss)	(1.59)	(3.58)
Total from investment operations	(1.60)	(3.59)
Net asset value, end of period	$ 7.39	$ 8.99
Total Return B, C	(17.80)%	(28.54)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 59	$ 71
Ratio of expenses to average net assets	1.77% A	1.85% A, F
Ratio of expenses to average net assets after expense reductions	1.77% A	1.84% A, G
Ratio of net investment income (loss) to average net assets	(1.38)% A	(.68)% A
Portfolio turnover rate	121% A	39%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period July 3, 2000 (commencement of sale of Institutional Class shares) to September 30, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the periods ended October 31, 2000 and September 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Korea Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Prior to June 30, 2000, the fund operated as Fidelity Advisor Korea Fund, Inc. (the Closed-End Fund), a closed end fund with the same investment objective and substantially similar investment policies. On June 30, 2000, the Closed-End Fund was reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. Class A, Class T, Class B, Class C and Institutional Class shares of the fund were not offered prior to July 3, 2000.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. On May 18, 2000, the Board of Trustees approved a change in the fiscal year-end of the trust to October 31. Accordingly, the financial statements of the fund are presented as of and for the year ended September 30, 2000 and as of and for the one-month period ended October 31, 2000. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange)

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses - continued

The fund incurred organization expenses in connection with its initial issuance of shares. The organization expenses of $157,276 were amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the fund. The organization expenses have been fully amortized as of March 31, 2000.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Class A shares received in connection with the reorganization and redeemed within 200 days of the reorganization are subject to a 4% short-term trading fee. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

The fund invests in new securities offered by some foreign companies by making applications in the public offering. Either all, or a portion, of the issue price is paid at the time of the application and recorded as application money for new issues. Upon allotment, this amount, plus the remaining amount of issue price, is recorded as cost of investments.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchase and Sales of Investments.

For the one month period ended October 31, 2000, purchases and sales of securities, other than short-term securities, aggregated $2,323,077 and $6,938,992, respectively.

For the year ended September 30, 2000, purchases and sales of securities, other than short-term securities, aggregated $23,746,920 and $54,212,753, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is 0.55%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. Prior to the reorganization on June 30, 2000, FMR received a fee that was computed daily at an annual rate of 1.00% of the fund's average net assets. For the one-month period ended October 31, 2000, the management fee was equivalent to an annualized rate of .83% of average net assets. For the year ended September 30, 2000, the management fee was equivalent to an annual rate of .97% of average net assets.

Sub-Adviser Fee. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser Fee - continued

sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Distribution and Service Plan. Effective July 3, 2000, in accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00% *
Class C	1.00% *

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	One month ended October 31, 2000		Year ended September 30, 2000
	Paid to FDC	Retained by FDC	Paid to FDC	Retained by FDC
Class A	$ 4,436	$ 723	$ 13,026	$ 4,092
Class T	73	13	119	107
Class B	63	60	224	222
Class C	67	65	226	226
	$ 4,639	$ 861	$ 13,595	$ 4,647

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	One month ended October 31, 2000		Year ended September 30, 2000
	Paid to FDC	Retained by FDC	Paid to FDC	Retained by FDC
Class A	$ 12	$ 12	$ 600	$ 600
Class T	4	0	118	18
Class B	0	0*	0	0 *
Class C	0	0*	0	0 *
	$ 16	$ 12	$ 718	$ 618

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Effective July 3, 2000, the fund entered into an arrangement with Fidelity Investments Institutional Operations Company, Inc., (FIIOC). FIIOC, an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	One month ended October 31, 2000		Year ended September 30, 2000
	Amount	% of Average Net Assets*	Amount	% of Average Net Assets
Class A	$ 5,368	.30*	$ 36,137.06
Class T	36	.25*	37	.16 *
Class B	13	.20*	27	.12 *
Class C	11	.16*	25	.11 *
Institutional Class	6	.01*	416	.65 *
	$ 5,434		$ 36,642

* Annualized

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting Fees. FSC, an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Prior to July 3, 2000, Fidelity Service Company, Inc. (FSC), a division of FMR Corp., entered into a Fund Management Agreement with the fund to provide, or arrange to provide, administrative services to the fund including maintaining the fund's accounting records. As the fund's administrative manager, FSC received a monthly fee at an annual rate of .20% of the fund's average net assets.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

5. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period ended September 30, 2000 for which the loan was outstanding amounted to $2,724,000. The weighted average interest rate was 6.87%. At the periods ended September 30, 2000 and October 31, 2000 there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

Effective June 30, 2000, FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

	FMR Expense Limitations	One month ended October 31, 2000 Reimbursement	Year ended September 30, 2000 Reimbursement
Class A	2.10%	$ 3,641	$ 40,280
Class T	2.35%	22	48
Class B	2.85%	7	38
Class C	2.85%	4	36
Institutional Class	1.85%	-	441
		$ 3,674	$ 40,843

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the periods ended October 31, 2000 and September 30, 2000, the fund's expenses were reduced by $0 and $9,479, respectively, under this arrangement.

7. Beneficial Interest.

For the periods ended October 31, 2000 and September 30, 2000, FMR and its affiliates were record owners of approximately 16% and 24% of the total outstanding shares of the fund, respectively. In addition, for the period ended October 31, 2000, one unaffiliated shareholder was record owner of approximately 12% of the total outstanding shares of the fund. For the period ended September 30, 2000, two unaffiliated shareholders were each record owner of more than 10% of the total outstanding shares of the fund, totaling 25%.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	One month ended October 31,	Year ended September 30,	One month ended October 31,	Year ended September 30,
	2000	2000A	2000	2000A
Class A Shares sold	28,338	13,790	$ 228,701	$ 127,878
Shares redeemed	(197,871)	(2,851,362)	(1,609,896)	(34,387,602)
Net increase (decrease)	(169,533)	(2,837,572)	$ (1,381,195)	$ (34,259,724)
Class T Shares sold	117,493	11,991	$ 870,922	$ 139,769
Shares redeemed	(65,285)	-	(506,623)	-
Net increase (decrease)	52,208	11,991	$ 364,299	$ 139,769
Class B Shares sold	2,340	8,957	$ 18,301	$ 110,185
Net increase (decrease)	2,340	8,957	$ 18,301	$ 110,185
Class C Shares sold	1,116	10,024	$ 8,338	$ 120,415
Net increase (decrease)	1,116	10,024	$ 8,338	$ 120,415
Institutional Class Shares sold	205,747	318,509	$ 1,789,668	$ 2,601,489
Shares redeemed	(205,747)	(310,559)	(1,755,022)	(2,798,137)
Net increase (decrease)	0	7,950	$ 34,646	$ (196,648)

F Amounts shown for Class T, Class B, Class C and Institutional Class are for the period July 3, 2000 (commencement of sale of shares)
to September 30, 2000.

For the period ended September 30, 1999, the Closed-End Fund repurchased 624,338 shares of common stock with a value of $4,639,364 in connection with its repurchase offer. The value of these shares has been included with the repurchase offer expenses and included in paid in capital. In addition, redemption fees of $50,478 collected as part of the repurchase offer, were accounted for as an addition to paid in capital.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor
Series VIII and the Shareholders
of Fidelity Advisor Korea Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Korea Fund (a fund of Fidelity Advisor Series VIII) at September 30, 2000 and October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Fidelity Advisor Korea Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 and October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 1, 2000

Annual Report

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors (U.K.) Limited

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

* Independent trustees

Annual Report

Focus Funds

Fidelity Advisor Consumer
Industries Fund

Fidelity Advisor Cyclical
Industries Fund

Fidelity Advisor Financial
Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Natural
Resources Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Telecommunications and Utilities Growth Fund

Growth Funds

Fidelity Advisor Korea Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor International Capital Appreciation Fund

Fidelity Advisor Overseas Fund

Fidelity Advisor Diversified International Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor TechnoQuant ®
Growth Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor Value Strategies Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Dynamic Capital Appreciation Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Growth
Opportunities Fund

Growth and Income Funds

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Asset Allocation Fund

Fidelity Advisor Balanced Fund

Taxable Income Funds

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor High Income Fund

Fidelity Advisor Strategic Income Fund

Fidelity Advisor Mortgage Securities Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Short Fixed-Income Fund

Municipal Funds

Fidelity Advisor Municipal Income Fund

Money Market Funds

Prime Fund

Treasury Fund

Tax-Exempt Fund

AKOR-ANN-1200 118897
1.748533.100

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Korea Fund

Institutional Class

Annual Reports

September 30, 2000
and the one-month period
ended October 31, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance October 31, 2000	<Click Here>	How the fund has done over time.
Performance September 30, 2000	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments.
Investments October 31, 2000	<Click Here>	A complete list of the fund's investments with their market values.
Investments September 30, 2000	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.

Note to shareholders: The fiscal year end for Fidelity Advisor Korea Fund recently changed from September 30 to October 31. This change was made in order to align the fund's fiscal year end more closely with other similar Fidelity funds. To reduce expenses and provide you with a comprehensive report covering both periods ended September 30 and October 31, we've combined both annual reports into one document.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Korea Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on July 3, 2000. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to Fidelity Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End fund. If the effect of Institutional Class expenses was reflected, returns may be lower than shown because Institutional Class shares of the fund may have higher total expenses than the Closed-End Fund. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - Inst CL	-33.54%	-38.70%	-44.40%
KOSPI	-34.61%	-62.86%	-64.95%
Pacific Region ex Japan Funds Average	-11.65%	-17.16%	n/a*

Cumulative total returns show Institutional Class performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on October 31, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Korea Composite Stock Price Index (KOSPI) - a market capitalization-weighted index of all common stocks listed on the Korean Stock Exchange. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 84 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - Inst CL	-33.54%	-9.32%	-9.32%
KOSPI	-34.61%	-17.97%	-16.03%
Pacific Region ex Japan Funds Average	-11.65%	-4.29%	n/a*

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class shares' had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Korea Fund - Institutional Class on October 31, 1994, when the Closed-End Fund started. As the chart shows, by October 31, 2000, the value of the investment would have been $5,560 - a 44.40% decrease on the initial investment. For comparison, look at how the Korean Composite Stock Price Index did over the same period. With dividends reinvested, the same $10,000 would have been $3,505 - a 64.95% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Korea Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on July 3, 2000. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to Fidelity Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End fund. If the effect of Institutional Class expenses was reflected, returns may be lower than shown because Institutional Class shares of the fund may have higher total expenses than the Closed-End Fund. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended September 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - Inst CL	-16.60%	-24.42%	-32.36%
KOSPI	-19.59%	-54.48%	-57.39%
Pacific Region ex Japan Funds Average	0.50%	-10.84%	n/a*

Cumulative total returns show Institutional Class performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on October 31, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Korea Composite Stock Price Index (KOSPI) - a market capitalization-weighted index of all common stocks listed on the Korean Stock Exchange. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 81 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended September 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - Inst CL	-16.60%	-5.45%	-6.39%
KOSPI	-19.59%	-14.56%	-13.43%
Pacific Region ex Japan Funds Average	0.50%	-2.81%	n/a*

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class shares' had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Korea Fund - Institutional Class on October 31, 1994, when the Closed-End Fund started. As the chart shows, by September 30, 2000, the value of the investment would have been $6,764 - a 32.36% decrease on the initial investment. For comparison, look at how the Korean Composite Stock Price Index did over the same period. With dividends reinvested, the same $10,000 would have been $4,261 - a 57.39% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Hokeun Chung, Portfolio Manager of Fidelity
Advisor Korea Fund

Q. How did the fund perform, Hokeun?

A. For the 12-month period that ended September 30, 2000, the fund's Institutional Class shares returned -16.60%. The Korean Stock Exchange Composite Price Index (KOSPI) returned -19.59% during the same period. Shareholders should be aware that the fund's year end has changed to October 31. For the 12 months that ended October 31, 2000, the fund's Institutional Class shares returned -33.54%, while the KOSPI returned -34.61% during the same time frame.

Q. What factors hindered the market's performance during the 12-month period that ended September 30, 2000?

A. Since the beginning of 2000, the South Korean stock market has been hurt by a slowdown in the government's efforts to restructure bad corporate debt and recapitalize the banking sector. This slowdown weakened investors' confidence in the nation's ongoing economic recovery. Additionally, the sharp rise in crude oil prices - which hit historically high levels - was of particular concern given the country's heavy reliance on oil: Korea is the sixth-largest consumer of oil in the world (See callout box at the end of this interview). Further, a global pullback in the technology sector - particularly in the market for dynamic random access memory (DRAM), which represents the bulk of the country's technology exports - dampened the optimism surrounding Korea's shift to a high-tech-based economy from a state-managed industrial economy. Unfortunately, this technology correction coincided with the Korean government's aggressive courtship of the Internet through an ongoing $35 billion public plan to improve the country's Internet infrastructure. The global technology slowdown - particularly in the U.S., Korea's biggest market for high-tech products - also hurt Korea's large export market for its information tech-
nology products.

Q. Despite these obstacles, the fund still outperformed its benchmark. Why?

A. The difference in performance was the result of good individual stock selection during the first half of the period and an overweighting in strong-performing technology and telecommunications stocks. During the fourth quarter of 1999, overweighting these sectors significantly boosted performance as investors viewed the government's many incentives - such as tax breaks and low-cost loans to information technology start-up firms - in a positive vein. For the majority of this year, however, the fund's overweighting in these two sectors hurt relative performance as a result of the global technology slowdown mentioned previously. Those losses, though, weren't substantial enough to offset our otherwise strong relative performance for the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Did the fund's conversion to open-end status in June alter your management strategy in any way?

A. Yes, it did. First, the fund's conversion from a closed-end portfolio to an open-end portfolio spurred an increase in redemption activity, which was expected. Second, the rise in redemptions coincided with a declining Korean stock market, based on the macroeconomic reasons I mentioned earlier. These two factors - an increase in redemptions and declining stock prices - collectively hindered the fund's short-term performance. Meanwhile, I used this redemption activity as an opportunity to reposition the fund, reducing the number of holdings to focus on the companies I felt most strongly about at the time, such as Samsung Electronics. I also increased the fund's weighting in more defensive areas, such as food and beverage stocks, at the expense of other areas, such as financial stocks. However, I maintained some overweighted positions in selected banks that I felt had the best fundamentals, such as Shinhan Bank.

Q. What specific stocks performed well?

A. SK Telecom, Korea's largest provider of wireless communications, was the fund's top performer. The company continued to benefit from Korea's technology revolution and its growing appetite for wireless data products and Internet access. Investors also reacted favorably to Housing & Commercial Bank and Shinhan Bank for their fiscal discipline within the banking sector.

Q. Which stocks were disappointing?

A. Samsung Electronics, the country's leading manufacturer of DRAM, suffered from the slowing global demand for semiconductors, particularly during the past six months. Korea Electric Power, a company with very low valuations, continued to underperform due to a delay in the expected government approval of the privatization of the firm.

Q. The fund's fiscal year-end changed from September 30 to October 31. Can you tell us how the fund fared in October?

A. The fund's Institutional Class shares returned -17.80% during the month, compared to a -17.75% return for the KOSPI. The fund's overweighting in the utilities and technology sectors continued to hurt short-term performance as a result of the global factors I mentioned earlier. However, I believed the fund's selected stocks in these sectors still offered the best opportunity to achieve superior long-term performance.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. The Korean stock market remains very cheap in terms of historical valuation, as well as regional comparisons. However, the success of the government's efforts to help the old industrial companies acquire new technology - through low-interest loans and incentives - remains to be seen. The government must continue to inject public money into the banking sector for restructuring. Until these reform efforts play out, we will continue to see market volatility in the immediate future. What's more, the country's recent history of low inflation could come under pressure if oil prices remain high.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: Fidelity Advisor Korea Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Korean market. As of October 31, 2000, the fund did not have more than 25% of its assets invested in any one industry.

Fund Facts

Goal: to achieve long-term capital appreciation through investments in equity and debt securities of Korean issuers

Start date: October 31, 1994 (Closed-End Fund)

Size: as of October 31, 2000, more than $19 million

Manager: Hokeun Chung, since 1996; joined Fidelity in 1994

3

Hokeun Chung on how rising oil prices affect the Korean stock market:

"Historically, the Korean Stock Exchange Composite Price Index (KOSPI) has had an inverse relation to the price of oil - meaning that when oil prices rise, stocks tend to suffer, and vice versa. That's because rising crude oil prices affect the Korean economy more severely than countries that have the ability to harness a portion of their own oil and other energy sources. Korea imports 100% of its oil supply, which makes the country's economy particularly vulnerable to price increases.

"Specifically, a $10 per barrel increase in the price of crude oil results in a 2.2% decline in gross domestic product (GDP) output and a 2.2% rise in inflation, according to a recent industry study. With oil rising to $37 per barrel last winter and again this fall - a historically high price - the profits of Korean companies were sharply reduced.

"As a result, investors have reacted with caution to Korean stocks this year, largely because of the threat of inflation due to these rising oil prices. Not helping matters is the fact that Korea's use of oil is currently growing at a faster rate than any other country in the world. Therefore, the stabilization and decline of crude oil prices are crucial to the ongoing growth of the Korean stock market."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2000
	% of fund's net assets as of
	October 31, 2000	September 30, 2000	March 31, 2000
Samsung Electronics Co. Ltd.	16.3	23.1	21.7
Korea Telecom	11.4	12.8	9.0
SK Telecom Co. Ltd.	11.2	13.8	11.1
Korea Electric Power Corp.	7.9	10.0	7.2
H&CB	4.8	4.0	0.0
Kookmin Bank	4.6	5.2	1.6
Shinhan Bank	4.0	4.9	1.9
Hyundai Electronics Industries Co. Ltd.	3.7	8.2	3.2
Korea Tobacco & Ginseng Co. Ltd.	2.6	1.6	0.6
Pohang Iron & Steel Co. Ltd.	2.5	3.5	4.5
	69.0	87.1	60.8
Top Ten Market Sectors as of October 31, 2000
	% of fund's net assets as of
	October 31, 2000	September 30, 2000	March 31, 2000
Utilities	30.5	36.6	33.7
Technology	23.1	34.6	33.6
Finance	16.1	15.6	8.3
Durables	4.5	5.5	3.1
Construction & Real Estate	3.8	3.4	0.4
Nondurables	3.5	2.5	2.1
Basic Industries	3.5	4.8	7.7
Retail & Wholesale	2.5	2.1	1.7
Industrial Machinery & Equipment	2.3	2.0	3.5
Services	1.3	1.2	1.5
Asset Allocation (% of fund's net assets)

As of October 31, 2000 As of September 30, 2000 As of March 31, 2000

* Not included in the pie chart.

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 92.3%
	Shares	Value (Note 1)
BASIC INDUSTRIES - 3.5%
Chemicals & Plastics - 1.0%
LG Chemical Ltd.	19,620	$ 193,182
Iron & Steel - 2.5%
Pohang Iron & Steel Co. Ltd.	8,580	498,583
TOTAL BASIC INDUSTRIES		691,765
CONSTRUCTION & REAL ESTATE - 3.8%
Building Materials - 3.8%
Hankuk Electric Glass Co. Ltd.	4,500	284,835
Samsung Heavy Industries Ltd. (a)	154,500	480,818
		765,653
DURABLES - 4.5%
Autos, Tires, & Accessories - 2.4%
Hankook Tire Co. Ltd.	39,080	73,866
Hyundai Motor Co. Ltd.	35,000	400,000
		473,866
Consumer Electronics - 1.4%
LG Electronics, Inc.	20,060	279,517
Textiles & Apparel - 0.7%
Cheil Industries, Inc.	32,300	140,558
TOTAL DURABLES		893,941
ENERGY - 1.2%
Oil & Gas - 1.2%
S-Oil Corp.	10,000	248,791
FINANCE - 16.1%
Banks - 13.4%
H&CB	39,750	955,747
Kookmin Bank	79,940	913,600
Shinhan Bank	80,240	804,164
		2,673,511
Credit & Other Finance - 1.8%
Kookmin Credit Card Co. Ltd.	12,590	274,490
Samsung Securities Co. Ltd.	4,940	89,463
		363,953
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Insurance - 0.9%
Samsung Fire & Marine Insurance	7,270	$ 168,728
TOTAL FINANCE		3,206,192
INDUSTRIAL MACHINERY & EQUIPMENT - 2.3%
Electrical Equipment - 2.3%
Samsung Electro-Mechanics Co. (a)	14,500	464,000
NONDURABLES - 3.5%
Agriculture - 2.6%
Korea Tobacco & Ginseng Co. Ltd.	32,540	516,349
Foods - 0.9%
Cheil Jedang Corp.	6,470	189,408
TOTAL NONDURABLES		705,757
RETAIL & WHOLESALE - 2.5%
General Merchandise Stores - 2.5%
Shinsegae Department Store	10,770	496,130
SERVICES - 1.3%
Advertising - 0.9%
Cheil Communications, Inc.	2,820	180,976
Services - 0.4%
S1 Corp.	6,660	69,088
TOTAL SERVICES		250,064
TECHNOLOGY - 23.1%
Computer Services & Software - 1.0%
NCsoft Corp.	2,460	190,961
Electronics - 22.1%
Hyundai Electronics Industries Co. Ltd. (a)	120,000	737,407
Samsung Electronics Co. Ltd.	26,000	3,257,143
Samsung SDI Co. Ltd.	10,900	424,501
		4,419,051
TOTAL TECHNOLOGY		4,610,012
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 30.5%
Cellular - 11.2%
SK Telecom Co. Ltd.	10,460	$ 2,229,934
Electric Utility - 7.9%
Korea Electric Power Corp.	70,960	1,584,514
Telephone Services - 11.4%
Korea Telecom	38,840	2,287,719
TOTAL UTILITIES		6,102,167
TOTAL COMMON STOCKS (Cost $12,359,321)		18,434,472
Nonconvertible Bonds - 0.0%
Moody's Ratings (unaudited)
FINANCE - 0.0%
Banks - 0.0%
Shinhan Bank 0% 12/31/48 unit (Cost $49)	-	6,493	71
Cash Equivalents - 6.4%

Fidelity Cash Central Fund, 6.61% (b) (Cost $1,287,484)	1,287,484	1,287,484

TOTAL INVESTMENT PORTFOLIO - 98.7% (Cost $13,646,854)		19,722,027
NET OTHER ASSETS - 1.3%		253,665
NET ASSETS - 100%		$ 19,975,692
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Amounts represent units held.
Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $14,247,261. Net unrealized appreciation aggregated $5,474,766, of which $7,758,559 related to appreciated investment securities and $2,283,793 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approximately $19,885,000 of which $7,770,000 and $12,115,000 will expire on October 31, 2005 and October 31, 2006, repectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Investments September 30, 2000

Showing Percentage of Net Assets

Common Stocks - 108.3%
	Shares	Value (Note 1)
BASIC INDUSTRIES - 4.8%
Chemicals & Plastics - 1.3%
LG Chemical Ltd.	27,000	$ 336,547
Iron & Steel - 3.5%
Pohang Iron & Steel Co. Ltd.	11,800	878,267
TOTAL BASIC INDUSTRIES		1,214,814
CONSTRUCTION & REAL ESTATE - 3.4%
Building Materials - 3.4%
Hankuk Electric Glass Co. Ltd.	3,900	220,329
Samsung Heavy Industries Ltd. (a)	186,850	630,848
		851,177
DURABLES - 5.5%
Autos, Tires, & Accessories - 3.2%
Hankook Tire Co. Ltd.	53,780	107,545
Hyundai Motor Co. Ltd.	53,730	698,637
		806,182
Consumer Electronics - 1.7%
LG Electronics, Inc.	22,100	430,050
Textiles & Apparel - 0.6%
Cheil Industries, Inc.	30,000	166,256
TOTAL DURABLES		1,402,488
FINANCE - 15.6%
Banks - 14.1%
H&CB	43,000	1,017,979
Kookmin Bank	110,000	1,311,931
Shinhan Bank	110,410	1,237,613
		3,567,523
Credit & Other Finance - 0.5%
Samsung Securities Co. Ltd.	6,800	137,506
Insurance - 1.0%
Samsung Fire & Marine Insurance	10,000	260,055
TOTAL FINANCE		3,965,084
INDUSTRIAL MACHINERY & EQUIPMENT - 2.0%
Electrical Equipment - 2.0%
Samsung Electro-Mechanics Co. (a)	15,000	507,106
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - 2.5%
Agriculture - 1.6%
Korea Tobacco & Ginseng Co. Ltd.	25,000	$ 408,017
Foods - 0.9%
Cheil Jedang Corp.	6,120	221,717
TOTAL NONDURABLES		629,734
RETAIL & WHOLESALE - 2.1%
General Merchandise Stores - 2.1%
Shinsegae Department Store	10,000	542,528
SERVICES - 1.2%
Advertising - 0.8%
Cheil Communications, Inc.	2,500	210,734
Services - 0.4%
S1 Corp.	9,170	95,799
TOTAL SERVICES		306,533
TECHNOLOGY - 34.6%
Computer Services & Software - 0.7%
NCsoft Corp.	1,500	160,068
Electronic Instruments - 0.3%
Mirae Corp.	30,580	76,782
Electronics - 33.6%
Hyundai Electronics Industries Co. Ltd. (a)	145,800	2,085,378
Samsung Electronics Co. Ltd.	32,280	5,847,247
Samsung SDI Co. Ltd.	15,000	593,194
		8,525,819
TOTAL TECHNOLOGY		8,762,669
UTILITIES - 36.6%
Cellular - 13.8%
SK Telecom Co. Ltd.	14,400	3,512,351
Electric Utility - 10.0%
Korea Electric Power Corp.	97,630	2,547,668
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Telephone Services - 12.8%
Korea Telecom	53,460	$ 3,234,397
TOTAL UTILITIES		9,294,416
TOTAL COMMON STOCKS (Cost $16,100,142)		27,476,549
Nonconvertible Bonds - 0.0%
Moody's Ratings (unaudited)
FINANCE - 0.0%
Banks - 0.0%
Shinhan Bank 0% 12/31/48 unit (Cost $49)	-	6,493	84
Cash Equivalents - 4.1%

Fidelity Cash Central Fund, 6.60% (b) (Cost $1,040,914)	1,040,914	1,040,914
TOTAL INVESTMENT PORTFOLIO - 112.4% (Cost $17,141,105)		28,517,547
NET OTHER ASSETS - (12.4)%		(3,150,696)
NET ASSETS - 100%		$ 25,366,851
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Amounts represent units held.
Income Tax Information

At September 30, 2000, the aggregate cost of investment securities for income tax purposes was $17,547,620. Net unrealized appreciation aggregated $10,969,927, of which $12,294,738 related to appreciated investment securities and $1,324,811 related to depreciated investment securities.

At September 30, 2000, the fund had a capital loss carryforward of approximately $21,144,000 of which $9,029,000 and $12,115,000 will expire on September 30, 2006 and September 30, 2007, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	Ocober 31, 2000	September 30, 2000
Assets
Investment in securities, at value (cost $13,646,854 and $17,141,105, respectively) - See accompanying schedule	$ 19,722,027	$ 28,517,547
Receivable for fund shares sold	361,566	-
Dividends receivable	1,050	5,751
Interest receivable	6,568	5,946
Redemption fees receivable	29	53
Total assets	20,091,240	28,529,297
Liabilities
Payable for investments purchased	-	200,188
Payable for fund shares redeemed	2,116	2,817,908
Accrued management fee	11,557	747
Distribution fees payable	4,639	5,793
Other payables and accrued expenses	97,236	137,810
Total liabilities	115,548	3,162,446
Net Assets	$ 19,975,692	$ 25,366,851
Net Assets consist of:
Paid in capital	$ 34,569,666	$ 35,534,742
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(20,669,127)	(21,544,222)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	6,075,153	11,376,331
Net Assets	$ 19,975,692	$ 25,366,851

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

	October 31, 2000	September 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($19,278,613 ÷ 2,611,938 shares) and ($25,017,189 ÷ 2,781,471 shares), respectively	$7.38	$8.99
Maximum offering price per share (100/94.25 of $7.38 and $8.99), respectively	$7.83	$9.54
Class T: Net Asset Value and redemption price per share ($473,138 ÷ 64,199 shares) and ($107,787 ÷ 11,991 shares), respectively	$7.37	$8.99
Maximum offering price per share (100/96.50 of $7.37 and $8.99), respectively	$7.64	$9.32
Class B: Net Asset Value and offering price per share ($83,157 ÷ 11,297 shares) A and ($80,422 ÷ 8,957 shares) A, respectively	$7.36	$8.98
Class C: Net Asset Value and offering price per share ($81,998 ÷ 11,140 shares) A and ($89,992 ÷ 10,024 shares) A, respectively	$7.36	$8.98
Institutional Class: Net Asset Value, offering price and redemption price per share ($58,786 ÷ 7,950 shares) and ($71,461 ÷ 7,950 shares), respectively	$7.39	$8.99

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	One month ended October 31, 2000	Year ended September 30, 2000
Investment Income Dividends	$ 705	$ 842,306
Interest	6,568	50,635
	7,273	892,941
Less foreign taxes withheld	(116)	(139,956)
Total income	7,157	752,985
Expenses
Management fee	15,231	629,634
Transfer agent fees	5,434	36,642
Distribution fees	4,639	13,595
Accounting fees and expenses	5,000	125,040
Non-interested trustees' compensation	8	66,116
Custodian fees and expenses	5,009	121,825
Registration fees	6,938	46,655
Audit	153	43,969
Legal	-	116,925
Amortization of organization expenses	-	2,278
Interest	-	2,078
Reports to shareholders	-	61,161
Miscellaneous	-	7,529
Total expenses before reductions	42,412	1,273,447
Expense reductions	(3,674)	(50,322)
	38,738	1,223,125
Net investment income (loss)	(31,581)	(470,140)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	875,095	9,731,272
Foreign currency transactions	(40,556)	(84,767)
	834,539	9,646,505
Change in net unrealized appreciation (depreciation) on:
Investment securities	(5,301,269)	(11,683,796)
Assets and liabilities in foreign currencies	91	(13,880)
	(5,301,178)	(11,697,676)
Net gain (loss)	(4,466,639)	(2,051,171)
Net increase (decrease) in net assets resulting from operations	$ (4,498,220)	$ (2,521,311)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	One month ended October 31, 2000	Year ended September 30, 2000	Year ended September 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (31,581)	$ (470,140)	$ (211,518)
Net realized gain (loss)	834,539	9,646,505	7,027,931
Change in net unrealized appreciation (depreciation)	(5,301,178)	(11,697,676)	35,458,966
Net increase (decrease) in net assets resulting from operations	(4,498,220)	(2,521,311)	42,275,379
Share transactions - net increase (decrease)	(955,611)	(34,086,003)	(4,639,364)
Redemption fees	62,672	1,372,965	50,478
Total increase (decrease) in net assets	(5,391,159)	(35,234,349)	37,686,493
Net Assets
Beginning of period	25,366,851	60,601,200	22,914,707
End of period	$ 19,975,692	$ 25,366,851	$ 60,601,200

See accompanying notes which are an integral part of the financial statements.

Annual Report

	One month ended October 31,	Years ended September 30,					(automated graphic)
Selected Per-Share Data	2000	2000 H	1999	1998	1997	1996
Net asset value, beginning of period	$ 8.99	$ 10.78	$ 3.67	$ 7.26	$ 10.71	$ 12.62
Income from Investment Operations
Net investment income (loss) C	(.01)	(.09)	(.04) G	(.05)	(.06)	(.08)
Net realized and unrealized gain (loss)	(1.62)	(1.97)	7.15	(3.54)	(3.14)	(1.83)
Total from investment operations	(1.63)	(2.06)	7.11	(3.59)	(3.20)	(1.91)
Dilution resulting from common stock issued through rights offering	-	-	-	-	(.19)	-
Offering expenses	-	-	-	-	(.06)	-
Redemption fees added to paid in capital	.02	.27	-	-	-	-
Net asset value, end of period	$ 7.38	$ 8.99	$ 10.78 F	$ 3.67	$ 7.26	$ 10.71
Total Return A, B	(17.91)%	(16.60)%	193.73%	(49.45)%	(28.08)% I	(15.13)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 19,279	$ 25,017	$ 60,601	$ 22,915	$ 45,312	$ 47,181
Ratio of expenses to average net assets	2.10% D, J	1.91% D	1.75%	2.32%	1.88%	1.80%
Ratio of expenses to average net assets after expense reductions	2.10% J	1.89% E	1.61% E, G	2.30% E	1.88%	1.79% E
Ratio of net investment income (loss) to average net assets	(1.71)% J	(.73)%	(.42)%	(1.22)%	(.64)%	(.68)%
Portfolio turnover rate	121% J	39%	58%	65%	51%	28%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
C Net investment income (loss) per share has been calculated based on average shares outstanding during the period. D FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses. F The fund incurred expenses of $.01 per share in connection with its repurchase offer which were offset by redemption fees collected as part of the repurchase offer. G Includes reimbursement of $.01 per share from the custodian for an adjustment to prior periods' fees. H Prior to July 3, 2000, the fund operated as a closed-end management investment company. Shares of the fund existing at the time of its conversion to an open-ended management investment company were exchanged for Class A shares. I The total return does not include the effect of dilution. J Annualized

Financial Highlights - Class T

	One month ended October 31, 2000	Period ended September 30, 2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.99	$ 12.58
Income from Investment Operations
Net investment income (loss) D	(.01)	(.03)
Net realized and unrealized gain (loss)	(1.61)	(3.56)
Total from investment operations	(1.62)	(3.59)
Net asset value, end of period	$ 7.37	$ 8.99
Total Return B, C	(18.02)%	(28.54)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 473	$ 108
Ratio of expenses to average net assets	2.35% A, F	2.35% A, F
Ratio of expenses to average net assets after expense reductions	2.35% A	2.32% A, G
Ratio of net investment income (loss) to average net assets	(1.96)% A	(1.16)% A
Portfolio turnover rate	121% A	39%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period July 3, 2000 (commencement of sale of Class T shares) to September 30, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

	One month ended October 31, 2000	Period ended September 30, 2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 12.58
Income from Investment Operations
Net investment income (loss) D	(.02)	(.04)
Net realized and unrealized gain (loss)	(1.60)	(3.56)
Total from investment operations	(1.62)	(3.60)
Net asset value, end of period	$ 7.36	$ 8.98
Total Return B, C	(18.04)%	(28.62)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 83	$ 80
Ratio of expenses to average net assets	2.85% A, F	2.85% A, F
Ratio of expenses to average net assets after expense reductions	2.85% A	2.83% A, G
Ratio of net investment income (loss) to average net assets	(2.45)% A	(1.67)% A
Portfolio turnover rate	121% A	39%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period July 3, 2000 (commencement of sale of Class B shares) to September 30, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

	One month ended October 31, 2000	Period ended September 30, 2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 12.58
Income from Investment Operations
Net investment income (loss) D	(.02)	(.04)
Net realized and unrealized gain (loss)	(1.60)	(3.56)
Total from investment operations	(1.62)	(3.60)
Net asset value, end of period	$ 7.36	$ 8.98
Total Return B, C	(18.04)%	(28.62)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 82	$ 90
Ratio of expenses to average net assets	2.85% A, F	2.85% A, F
Ratio of expenses to average net assets after expense reductions	2.85% A	2.82% A , G
Ratio of net investment income (loss) to average net assets	(2.46)% A	(1.66)% A
Portfolio turnover rate	121% A	39%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period July 3, 2000 (commencement of sale of Class C shares) to September 30, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

	One month ended October 31, 2000	Period ended September 30, 2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.99	$ 12.58
Income from Investment Operations
Net investment income (loss) D	(.01)	(.01)
Net realized and unrealized gain (loss)	(1.59)	(3.58)
Total from investment operations	(1.60)	(3.59)
Net asset value, end of period	$ 7.39	$ 8.99
Total Return B, C	(17.80)%	(28.54)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 59	$ 71
Ratio of expenses to average net assets	1.77% A	1.85% A, F
Ratio of expenses to average net assets after expense reductions	1.77% A	1.84% A, G
Ratio of net investment income (loss) to average net assets	(1.38)% A	(.68)% A
Portfolio turnover rate	121% A	39%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period July 3, 2000 (commencement of sale of Institutional Class shares) to September 30, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the periods ended October 31, 2000 and September 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Korea Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Prior to June 30, 2000, the fund operated as Fidelity Advisor Korea Fund, Inc. (the Closed-End Fund), a closed end fund with the same investment objective and substantially similar investment policies. On June 30, 2000, the Closed-End Fund was reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. Class A, Class T, Class B, Class C and Institutional Class shares of the fund were not offered prior to July 3, 2000.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. On May 18, 2000, the Board of Trustees approved a change in the fiscal year-end of the trust to October 31. Accordingly, the financial statements of the fund are presented as of and for the year ended September 30, 2000 and as of and for the one-month period ended October 31, 2000. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange)

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses - continued

The fund incurred organization expenses in connection with its initial issuance of shares. The organization expenses of $157,276 were amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the fund. The organization expenses have been fully amortized as of March 31, 2000.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Class A shares received in connection with the reorganization and redeemed within 200 days of the reorganization are subject to a 4% short-term trading fee. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

The fund invests in new securities offered by some foreign companies by making applications in the public offering. Either all, or a portion, of the issue price is paid at the time of the application and recorded as application money for new issues. Upon allotment, this amount, plus the remaining amount of issue price, is recorded as cost of investments.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchase and Sales of Investments.

For the one month period ended October 31, 2000, purchases and sales of securities, other than short-term securities, aggregated $2,323,077 and $6,938,992, respectively.

For the year ended September 30, 2000, purchases and sales of securities, other than short-term securities, aggregated $23,746,920 and $54,212,753, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is 0.55%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. Prior to the reorganization on June 30, 2000, FMR received a fee that was computed daily at an annual rate of 1.00% of the fund's average net assets. For the one-month period ended October 31, 2000, the management fee was equivalent to an annualized rate of .83% of average net assets. For the year ended September 30, 2000, the management fee was equivalent to an annual rate of .97% of average net assets.

Sub-Adviser Fee. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser Fee - continued

sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Distribution and Service Plan. Effective July 3, 2000, in accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00% *
Class C	1.00% *

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	One month ended October 31, 2000		Year ended September 30, 2000
	Paid to FDC	Retained by FDC	Paid to FDC	Retained by FDC
Class A	$ 4,436	$ 723	$ 13,026	$ 4,092
Class T	73	13	119	107
Class B	63	60	224	222
Class C	67	65	226	226
	$ 4,639	$ 861	$ 13,595	$ 4,647

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	One month ended October 31, 2000		Year ended September 30, 2000
	Paid to FDC	Retained by FDC	Paid to FDC	Retained by FDC
Class A	$ 12	$ 12	$ 600	$ 600
Class T	4	0	118	18
Class B	0	0*	0	0 *
Class C	0	0*	0	0 *
	$ 16	$ 12	$ 718	$ 618

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Effective July 3, 2000, the fund entered into an arrangement with Fidelity Investments Institutional Operations Company, Inc., (FIIOC). FIIOC, an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	One month ended October 31, 2000		Year ended September 30, 2000
	Amount	% of Average Net Assets*	Amount	% of Average Net Assets
Class A	$ 5,368	.30*	$ 36,137.06
Class T	36	.25*	37	.16 *
Class B	13	.20*	27	.12 *
Class C	11	.16*	25	.11 *
Institutional Class	6	.01*	416	.65 *
	$ 5,434		$ 36,642

* Annualized

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting Fees. FSC, an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Prior to July 3, 2000, Fidelity Service Company, Inc. (FSC), a division of FMR Corp., entered into a Fund Management Agreement with the fund to provide, or arrange to provide, administrative services to the fund including maintaining the fund's accounting records. As the fund's administrative manager, FSC received a monthly fee at an annual rate of .20% of the fund's average net assets.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

5. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period ended September 30, 2000 for which the loan was outstanding amounted to $2,724,000. The weighted average interest rate was 6.87%. At the periods ended September 30, 2000 and October 31, 2000 there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

Effective June 30, 2000, FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

	FMR Expense Limitations	One month ended October 31, 2000 Reimbursement	Year ended September 30, 2000 Reimbursement
Class A	2.10%	$ 3,641	$ 40,280
Class T	2.35%	22	48
Class B	2.85%	7	38
Class C	2.85%	4	36
Institutional Class	1.85%	-	441
		$ 3,674	$ 40,843

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the periods ended October 31, 2000 and September 30, 2000, the fund's expenses were reduced by $0 and $9,479, respectively, under this arrangement.

7. Beneficial Interest.

For the periods ended October 31, 2000 and September 30, 2000, FMR and its affiliates were record owners of approximately 16% and 24% of the total outstanding shares of the fund, respectively. In addition, for the period ended October 31, 2000, one unaffiliated shareholder was record owner of approximately 12% of the total outstanding shares of the fund. For the period ended September 30, 2000, two unaffiliated shareholders were each record owner of more than 10% of the total outstanding shares of the fund, totaling 25%.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	One month ended October 31,	Year ended September 30,	One month ended October 31,	Year ended September 30,
	2000	2000A	2000	2000A
Class A Shares sold	28,338	13,790	$ 228,701	$ 127,878
Shares redeemed	(197,871)	(2,851,362)	(1,609,896)	(34,387,602)
Net increase (decrease)	(169,533)	(2,837,572)	$ (1,381,195)	$ (34,259,724)
Class T Shares sold	117,493	11,991	$ 870,922	$ 139,769
Shares redeemed	(65,285)	-	(506,623)	-
Net increase (decrease)	52,208	11,991	$ 364,299	$ 139,769
Class B Shares sold	2,340	8,957	$ 18,301	$ 110,185
Net increase (decrease)	2,340	8,957	$ 18,301	$ 110,185
Class C Shares sold	1,116	10,024	$ 8,338	$ 120,415
Net increase (decrease)	1,116	10,024	$ 8,338	$ 120,415
Institutional Class Shares sold	205,747	318,509	$ 1,789,668	$ 2,601,489
Shares redeemed	(205,747)	(310,559)	(1,755,022)	(2,798,137)
Net increase (decrease)	0	7,950	$ 34,646	$ (196,648)

H Amounts shown for Class T, Class B, Class C and Institutional Class are for the period July 3, 2000 (commencement of sale of shares)
to September 30, 2000.

For the period ended September 30, 1999, the Closed-End Fund repurchased 624,338 shares of common stock with a value of $4,639,364 in connection with its repurchase offer. The value of these shares has been included with the repurchase offer expenses and included in paid in capital. In addition, redemption fees of $50,478 collected as part of the repurchase offer, were accounted for as an addition to paid in capital.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor
Series VIII and the Shareholders
of Fidelity Advisor Korea Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Korea Fund (a fund of Fidelity Advisor Series VIII) at September 30, 2000 and October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Fidelity Advisor Korea Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 and October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 1, 2000

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors (U.K.) Limited

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

* Independent trustees

Annual Report

Focus Funds

Fidelity Advisor Consumer
Industries Fund

Fidelity Advisor Cyclical
Industries Fund

Fidelity Advisor Financial
Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Natural
Resources Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Telecommunications and Utilities Growth Fund

Growth Funds

Fidelity Advisor Korea Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor International Capital Appreciation Fund

Fidelity Advisor Overseas Fund

Fidelity Advisor Diversified International Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor TechnoQuant ®
Growth Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor Value Strategies Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Dynamic Capital Appreciation Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Growth
Opportunities Fund

Growth and Income Funds

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Asset Allocation Fund

Fidelity Advisor Balanced Fund

Taxable Income Funds

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor High Income Fund

Fidelity Advisor Strategic Income Fund

Fidelity Advisor Mortgage
Securities Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Short Fixed-Income Fund

Municipal Funds

Fidelity Advisor Municipal Income Fund

Money Market Funds

Prime Fund

Treasury Fund

Tax-Exempt Fund

AKORI-ANN-1200 118902
1.748534.100

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Global Equity

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Global Equity Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Global Equity - CL A	9.28%	28.84%
Fidelity Adv Global Equity - CL A (incl. 5.75% sales charge)	3.00%	21.44%
MSCI World	1.09%	18.32%
Global Funds Average	10.26%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital International World Index (MSCI World) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of October 31, 2000, the index included over 1,300 equity securities of companies domiciled in 22 countries. To measure how Class A's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 261 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Global Equity - CL A	9.28%	14.48%
Fidelity Adv Global Equity - CL A (incl. 5.75% sales charge)	3.00%	10.92%
MSCI World	1.09%	9.39%
Global Funds Average	10.26%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Equity Fund - Class A on December 17, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have grown to $12,144 - a 21.44% increase on the initial investment. For comparison, look at how the MSCI World Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,832 - an 18.32% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Global Equity Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Global Equity - CL T	9.12%	28.44%
Fidelity Adv Global Equity - CL T (incl. 3.50% sales charge)	5.30%	23.94%
MSCI World	1.09%	18.32%
Global Funds Average	10.26%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International World Index (MSCI World) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of October 31, 2000, the index included over 1,300 equity securities of companies domiciled in 22 countries. To measure how Class T's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 261 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Global Equity - CL T	9.12%	14.29%
Fidelity Adv Global Equity - CL T (incl. 3.50% sales charge)	5.30%	12.14%
MSCI World	1.09%	9.39%
Global Funds Average	10.26%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Equity Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have grown to $12,394 - a 23.94% increase on the initial investment. For comparison, look at how the MSCI World Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,832 - an 18.32% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Global Equity Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Global Equity - CL B	8.56%	27.13%
Fidelity Adv Global Equity - CL B (incl. contingent deferred sales charge)	3.56%	23.13%
MSCI World	1.09%	18.32%
Global Funds Average	10.26%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International World Index (MSCI World) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of October 31, 2000, the index included over 1,300 equity securities of companies domiciled in 22 countries. To measure how Class B's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 261 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Global Equity - CL B	8.56%	13.66%
Fidelity Adv Global Equity - CL B (incl. contingent deferred sales charge)	3.56%	11.74%
MSCI World	1.09%	9.39%
Global Funds Average	10.26%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Equity Fund - Class B on December 17, 1998, when the fund started. As the chart shows, by October 31, 2000, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $12,313 - a 23.13% increase on the initial investment. For comparison, look at how the MSCI World Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,832 - an 18.32% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Global Equity Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Global Equity - CL C	8.65%	27.23%
Fidelity Adv Global Equity - CL C (incl. contingent deferred sales charge)	7.65%	27.23%
MSCI World	1.09%	18.32%
Global Funds Average	10.26%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International World Index (MSCI World) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of October 31, 2000, the index included over 1,300 equity securities of companies domiciled in 22 countries. To measure how Class C's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 261 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Global Equity - CL C	8.65%	13.71%
Fidelity Adv Global Equity - CL C (incl. contingent deferred sales charge)	7.65%	13.71%
MSCI World	1.09%	9.39%
Global Funds Average	10.26%	n/a*

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Equity Fund - Class C on December 17, 1998, when the fund started. As the chart shows, by October 31, 2000, the value of the investment would have grown to $12,723 - a 27.23% increase on the initial investment. For comparison, look at how the MSCI World Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,832 - an 18.32% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Currency disparities, the see-saw performance of technology and telecommunications stocks and increased uncertainty over the direction of energy prices contributed to volatile world markets for the 12-month period that ended October 31, 2000. Through the first half of the period, foreign investors enjoyed handsome returns from technology and telecommunications holdings. These gains disappeared down the stretch, however, as the dollar continued to outperform the struggling euro - the uniform currency of 11 European nations - and the Japanese yen by wide margins. Soaring oil and gas prices also added to the volatility. The Morgan Stanley EAFE® index - which tracks the performance of stock markets in Europe, Australasia and the Far East - fell 2.72% during the period. Europe's economic recovery remained on course, but the euro's continued weakness proved to be a millstone. The Morgan Stanley Europe index had a 12-month return of 1.16%. Japan's economic recovery, on the other hand, appeared to be short-lived, or at least very, very slow in the making. The Morgan Stanley Japan index declined 11.61% during the period. Emerging markets, meanwhile, were unable to sustain the momentum they carried into early 2000 - the Morgan Stanley Emerging Markets Free index tumbled 10.33%.

(Portfolio Manager photograph)
An interview with Richard Habermann, Portfolio Manager of Fidelity Advisor Global Equity Fund

Q. How did the fund perform, Dick?

A. Reasonably well. For the 12 months that ended October 31, 2000, the fund's Class A, Class T, Class B and Class C shares returned 9.28%, 9.12%, 8.56% and 8.65%, respectively. For the same period, the Morgan Stanley Capital International World Index produced a return of 1.09%, while the global funds average, as measured by Lipper Inc., returned 10.26%.

Q. What factors drove global equity markets during the 12-month period?

A. Generally, global markets overcame sharply rising interest rates and unusually high levels of volatility to post positive returns during the past year. Worldwide economic growth fueled corporate earnings, which, along with swelling investor enthusiasm for technology, media and telecommunications (TMT) stocks, supported the advances of major world indexes early in the period. A lack of confidence in the valuation levels of TMT stocks, coupled with concerns about a slowdown in the pace of economic growth due to further rate hikes and persistently higher energy prices, induced a series of dramatic declines in the spring. Growing increasingly risk-averse, investors around the world adopted a more defensive posture, seeking out safer havens elsewhere in the market, most notably within the health, finance and energy sectors.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why did the fund handily outpace its index, yet fall just shy of its peer group?

A. Strong security selection, along with favorable regional positioning, played a big role in our success relative to the index. Maintaining a modest underweighting in the U.S. helped, considering the extreme downside volatility that plagued the nation's stock markets for much of the year. Having broader, better participation from a diverse group of sectors relative to the index, which tended to be highly concentrated in a small group of large tech stocks, gave us an edge. By holding a large number of stocks, we managed to reduce the risk level of the fund, which was key in this uncertain environment. The protection we got on the downside more than offset what we lost on the upside - our underexposure to Oracle and Intel hurt, while holding less Microsoft and Lucent than the index helped. Given the fund's large-cap bias, we came up short relative to our Lipper peers, which generally made more aggressive bets on smaller-cap tech stocks - a group that produced some of the period's best performers.

Q. How did some of your other moves influence performance?

A. Successful stock picking and timely trading in other world markets, particularly Europe and Japan, helped widen our lead over the index. Having ample exposure to the Canadian market, which led most world markets by wide margins during the period, further bolstered fund performance. Technology and energy stocks were our focus there. Sensing trouble on the horizon early in 2000, we decided to shed some of our overall TMT exposure to lock in profits, and replace them with more defensive issues. This strategy paid off for us as world markets trended from growth to value during the second half of the period.

Q. Which stocks helped the most? Which hurt?

A. The U.S. produced a handful of winners from the high-tech arena, most notably Juniper and EMC, while Japan chipped in with Furukawa Electric and Germany with Epcos. European wireless stocks, including Finnish-based Nokia and Sweden's Ericsson, traversed a rocky road, yet still were solid gainers. Other contributors included Swedish insurance carrier Skandia Foersaekrings, French broadcaster TF1 and U.S. power provider AES. Additionally, because we maintained small positions in a large number of stocks, we didn't have any big disasters, which limited our downside. However, we had our fair share of telecom stocks that disappointed, including Britain's Vodafone, Japan's Nippon Telegraph and Italy's Telecom Italia, as well as AT&T. We also had very small out-of-benchmark positions in Mexico and Brazil that hurt.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. It's still unclear to me as to whether or not the U.S. market will be able to shake its concerns about an economic slowdown and the potential effect on companies' bottom lines. If the U.S. can successfully achieve a soft landing, we could see lower interest rates and a pickup in demand, which could stimulate global markets. Since there's no way to know for sure what will happen, I plan to maintain our emphasis on the defensive areas of the market until I can see a catalyst that can reverse the tide.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital

Start date: December 17, 1998

Size: as of October 31, 2000, more than $22 million

Manager: Richard Habermann, since inception; joined Fidelity in 1968

3

Dick Habermann reflects on recent market volatility:

"There's a lot of uncertainty in the world today, and it's finding its way into the equity markets. Thankfully, the fund's exposure was generally more defensive in nature toward the tail end of the period, when conditions really started to deteriorate. We didn't want to be on the sidelines holding a large cash position, but we also didn't want to make any commitments that we didn't have a lot of confidence in. So, we chose to be somewhat neutral until we felt we saw some light at the end of the tunnel.

"What's particularly troubling for markets these days are shock events. Take the recent crisis in the Middle East, for example. With higher oil prices and inflation fears already weighing on the minds of investors, escalating tensions in that area of the world roiled the markets. There have been many events like this one over the past decade, including the emerging-markets crisis in 1998 and the Gulf War in 1990. As a money manager, it's important for me to anticipate what might be considered less-than-perfect times and, when they are in fact occurring, assess them and decide what to do. So far, we've completed the first part by anticipating difficult times. Early recognition of an uncertain market climate allowed us to lessen our technology exposure, which was key."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co. (United States of America, Electrical Equipment)	2.3	1.9
Vodafone Group PLC (United Kingdom, Cellular)	1.9	2.4
Cisco Systems, Inc. (United States of America, Communications Equipment)	1.5	1.6
Exxon Mobil Corp. (United States of America, Oil & Gas)	1.1	1.1
Pfizer, Inc. (United States of America, Drugs & Pharmaceuticals)	1.1	0.9
	7.9	7.9
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Finance	18.7	15.1
Technology	18.1	23.3
Health	9.5	6.9
Utilities	9.0	14.4
Energy	6.3	6.2
Top Five Countries as of October 31, 2000
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	46.2	41.5
Japan	10.8	13.3
United Kingdom	8.2	9.5
France	4.6	5.2
Germany	3.6	3.7
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2000	As of April 30, 2000
Stocks 90.4%	Stocks 95.5%
Short-Term Investments and Net Other Assets 9.6%	Short-Term Investments and Net Other Assets 4.5%

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 88.8%
	Shares	Value (Note 1)
Australia - 0.7%
Australia & New Zealand Banking Group Ltd.	2,700	$ 20,013
BHP Ltd.	2,657	25,844
Brambles Industries Ltd.	300	7,805
Cable & Wireless Optus Ltd. (a)	5,700	12,114
CI Technologies Group Ltd.	1,000	1,821
John Fairfax Holdings Ltd.	2,800	6,379
National Australia Bank Ltd.	1,100	15,334
News Corp. Ltd.	2,984	32,078
OneSteel Ltd. (a)	498	238
Publishing & Broadcasting Ltd.	1,400	9,591
Telstra Corp. Ltd.	3,900	12,772
Westpac Banking Corp.	300	2,056
TOTAL AUSTRALIA		146,045
Brazil - 0.1%
Telesp Celular Participacoes SA ADR	910	28,779
Canada - 2.4%
Abitibi-Consolidated, Inc.	410	3,595
AGF Management Ltd. Class B (non-vtg.)	240	4,004
Alberta Energy Co. Ltd.	170	6,281
Alcan Aluminium Ltd.	220	6,943
Aliant, Inc.	130	2,758
Anderson Exploration Ltd. (a)	170	3,126
Angiotech Pharmaceuticals, Inc. (a)	50	2,742
ATS Automation Tooling Systems, Inc. (a)	180	3,204
Ballard Power Systems, Inc. (a)	80	8,617
Bank of Montreal	200	9,261
Bank of Nova Scotia	270	7,714
Barrick Gold Corp.	800	10,640
BCE, Inc.	600	16,158
Biochem Pharma, Inc. (a)	130	3,198
Biovail Corp. (a)	130	5,550
Bombardier, Inc. Class B (sub. vtg.)	1,070	16,832
C-Mac Industries, Inc. (a)	180	10,167
C.I. Fund Management, Inc.	250	5,230
CAE, Inc.	230	2,931
Canada Occidental Petroleum Ltd.	180	4,333
Canadian Hunter Exploration Ltd. (a)	140	2,943
Canadian Imperial Bank of Commerce	310	9,855
Canadian National Railway Co.	220	6,936
Canadian Natural Resources Ltd. (a)	150	4,434
Canadian Pacific Ltd.	390	11,335
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
Celestica, Inc. (sub. vtg.) (a)	180	$ 12,863
Cognos, Inc. (a)	190	7,987
Enbridge, Inc.	230	6,194
Falconbridge Ltd.	400	4,755
Four Seasons Hotels, Inc.	70	5,131
GSI Lumonics, Inc. (a)	190	2,458
Imperial Oil Ltd.	180	4,552
Inco Ltd. (a)	210	3,269
JDS Uniphase Canada Ltd. (a)	90	7,386
Loblaw Companies Ltd.	180	6,171
Mackenzie Financial Corp.	200	2,693
Magna International, Inc. Class A	100	4,486
Manitoba Telecom Services, Inc.	360	7,448
Manulife Financial Corp.	340	8,843
Microcell Telecommunications, Inc. Class B (non-vtg.) (a)	90	2,527
Molson, Inc. Class A	170	4,293
Mosaic Group, Inc. (a)	270	2,039
National Bank of Canada	320	5,244
Nortel Networks Corp.	2,810	127,855
NOVA Chemicals Corp.	140	2,887
Onex Corp.	170	2,702
Petro-Canada	310	6,516
Placer Dome, Inc.	460	3,822
Power Corp. of Canada	180	4,079
Power Financial Corp.	160	3,373
Precision Drilling Corp. (a)	110	3,146
Research in Motion Ltd. (a)	60	5,990
Rio Alto Exploration Ltd. (a)	130	2,211
Royal Bank of Canada	1,000	31,724
Seagram Co. Ltd.	230	13,139
Shaw Communications, Inc. Class B	420	8,621
Sun Life Financial Services Canada, Inc.	690	14,276
Suncor Energy, Inc.	260	5,080
Talisman Energy, Inc. (a)	220	6,929
Tembec, Inc. Class A (a)	290	2,562
Thomson Corp.	200	8,079
Toronto Dominion Bank	570	15,705
Transalta Corp.	340	4,422
Tundra Semiconductor Corp. Ltd. (a)	60	2,167
Westcoast Energy, Inc.	260	5,806
Weston George Ltd.	80	3,988
TOTAL CANADA		552,205
Common Stocks - continued
	Shares	Value (Note 1)
Cayman Islands - 0.1%
XL Capital Ltd. Class A	240	$ 18,450
Denmark - 0.8%
ISS AS (a)	1,758	108,305
Novo-Nordisk AS Series B (a)	310	65,783
TOTAL DENMARK		174,088
Finland - 0.8%
Nokia AB	2,060	88,065
Sampo Insurance Co. Ltd. (A Shares)	1,707	69,547
UPM-Kymmene Corp.	1,115	31,563
TOTAL FINLAND		189,175
France - 4.6%
Alcatel SA (RFD) (a)	1,434	89,446
Aventis SA	3,375	243,211
BNP Paribas SA	824	71,060
Bouygues SA	680	34,631
Castorama Dubois Investissements SA	130	26,438
Credit Lyonnais SA	847	28,980
Sanofi-Synthelabo SA	2,333	122,776
Schneider Electric SA	441	28,729
Societe Generale Class A (a)	1,048	59,510
Suez Lyonnaise des Eaux	185	28,234
TotalFinaElf SA Class B	1,768	253,266
Vivendi SA	656	47,162
TOTAL FRANCE		1,033,443
Germany - 2.5%
BASF AG	1,300	50,979
Bayer AG	1,000	43,416
Bayerische Motoren Werke AG (BMW)	600	19,872
Deutsche Bank AG	1,200	98,271
Deutsche Telekom AG	840	31,550
Muenchener Ruckversicherungs-Gesellschaft AG (Reg.)	486	152,837
Schering AG (a)	1,790	100,277
SGL Carbon AG (a)	360	22,004
Software AG	600	42,983
United Internet AG (a)	1,000	6,434
TOTAL GERMANY		568,623
Hong Kong - 1.0%
Asat Holdings Ltd. sponsored ADR	1,900	12,588
Common Stocks - continued
	Shares	Value (Note 1)
Hong Kong - continued
Cheung Kong Holdings Ltd.	3,000	$ 33,182
China Mobile Ltd. (a)	8,000	49,000
CLP Holdings Ltd.	2,000	9,336
Hang Seng Bank Ltd.	1,800	21,179
Hong Kong & China Gas Co. Ltd.	6,000	7,579
Hutchison Whampoa Ltd.	4,600	57,073
Johnson Electric Holdings Ltd.	8,000	15,902
Li & Fung Ltd.	4,000	7,438
Sun Hung Kai Properties Ltd.	2,000	16,543
Television Broadcasts Ltd.	1,000	5,476
TOTAL HONG KONG		235,296
Ireland - 0.4%
Bank of Ireland, Inc.	4,888	37,672
CRH PLC	3,487	53,572
TOTAL IRELAND		91,244
Italy - 1.1%
Banca Nazionale del Lavoro (BNL)	11,500	37,093
Bulgari Spa	2,100	24,661
Eni Spa	12,916	69,835
Mediolanum Spa	3,600	52,769
San Paolo IMI Spa	3,861	62,188
TOTAL ITALY		246,546
Japan - 10.8%
Aeon Credit Service Ltd.	200	11,218
Aiwa Co. Ltd.	1,000	8,469
Ajinomoto Co., Inc.	1,000	11,181
Anritsu Corp.	1,000	21,996
Asahi Chemical Industry Co. Ltd. (a)	6,000	37,174
Asahi Glass Co. Ltd.	2,000	20,530
Bank of Tokyo-Mitsubishi Ltd.	1,000	11,997
Bridgestone Corp. (a)	3,000	29,750
Canon, Inc.	1,000	40,563
Casio Computer Co. Ltd.	1,000	10,082
Dai Nippon Printing Co. Ltd.	1,000	15,672
Dainippon Pharmaceutical Co.	1,000	12,822
Daito Trust Construction Co.	1,600	26,982
Daiwa House Industry Co. Ltd.	2,000	12,556
Daiwa Securities Group, Inc.	1,000	11,081
DDI Corp.	4	18,770
FamilyMart Co. Ltd.	500	13,244
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Fancl Corp.	100	$ 6,324
Fanuc Ltd.	200	17,964
Fuji Photo Film Co. Ltd.	2,000	74,237
Fujikura Ltd.	1,000	8,817
Fujitsu Ltd.	2,000	35,634
Fujitsu Support & Service, Inc. (FSAS)	100	12,153
Furukawa Electric Co. Ltd.	2,000	52,607
Hitachi Cable Ltd.	1,000	11,786
Hitachi Ltd.	1,000	11,150
Hitachi Zosen Corp. (a)	16,000	12,171
Honda Motor Co. Ltd. (a)	1,000	34,594
Ito En Ltd.	300	21,584
Ito-Yokado Co. Ltd.	1,000	45,184
Japan Tobacco, Inc.	1	6,874
Kaneka Corp.	1,000	9,715
Kao Corp.	1,000	29,970
Komatsu Ltd.	3,000	13,308
Konami Co. Ltd.	300	25,296
Kuraray Co. Ltd.	1,000	9,394
Kyocera Corp.	400	53,500
Matsushita Communication Industrial Co. Ltd.	100	13,106
Matsushita Electric Industrial Co. Ltd.	2,000	58,450
Minolta Co. Ltd.	2,000	8,872
Mitsubishi Electric Corp.	2,000	14,371
Mitsubishi Trust & Banking Corp.	1,000	8,111
Mitsui Mining & Smelting Co. Ltd.	1,000	8,432
Mitsumi Electric Co. Ltd.	1,000	32,994
Mizuho Holdings, Inc.	6	46,137
NEC Corp.	1,000	19,063
Nichicon Corp.	1,000	17,863
Nikko Securities Co. Ltd.	1,000	8,633
Nintendo Co. Ltd.	200	33,086
Nippon Computer Systems Corp.	1,000	19,247
Nippon Paper Industries Co. Ltd.	4,000	22,803
Nippon Sheet Glass Co. Ltd.	2,000	30,428
Nippon System Development Co. Ltd.	100	10,842
Nippon Telegraph & Telephone Corp.	12	109,211
Nissan Motor Co. Ltd. (a)	3,000	21,000
Nitto Denko Corp.	1,000	33,819
Nomura Securities Co. Ltd.	2,000	42,434
NTT DoCoMo, Inc.	2	49,308
Oki Electric Industry Co. Ltd. (a)	4,000	23,793
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Omron Corp.	1,000	$ 24,654
Oriental Land Co. Ltd.	800	48,392
ORIX Corp.	200	20,988
Ricoh Co. Ltd.	1,000	15,397
Rohm Co. Ltd.	200	50,426
Sakura Bank Ltd.	6,000	43,717
Sanden Corp.	1,000	4,821
Sanyo Electric Co. Ltd.	2,000	15,214
Senshukai Co. Ltd.	1,000	4,995
Shinko Electric Industries Co.Ltd.	1,000	36,477
Shiseido Co. Ltd.	1,000	12,923
SMC Corp.	100	14,151
Softbank Corp.	300	18,009
Sony Corp.	1,000	83,000
Square Co. Ltd.	300	10,448
Sumitomo Bank Ltd.	1,000	12,144
Sumitomo Electric Industries Ltd.	3,000	55,403
Sumitomo Heavy Industries Ltd.	8,000	15,617
Sumitomo Trust & Banking Ltd.	2,000	15,397
Suzuki Motor Corp.	1,000	10,723
Takeda Chemical Industries Ltd.	1,000	65,897
Terumo Corp.	1,000	28,320
The Suruga Bank Ltd.	3,000	41,188
THK Co. Ltd.	500	12,373
Tokai Corp.	1,000	6,636
Tokyo Seimitsu Co. Ltd.	200	14,114
Toppan Forms Co. Ltd.	500	8,886
Toshiba Corp.	2,000	14,298
Toyota Motor Corp.	4,000	159,839
Tsubaki Nakashima Co. Ltd.	1,000	12,529
Uni-Charm Corp	300	12,840
Union Tool Co. (a)	100	6,874
Welfide Corp.	1,000	7,195
World Co. Ltd.	100	3,721
Yamaha Motor Co. Ltd.	2,000	15,562
Yamanouchi Pharmaceutical Co. Ltd.	1,000	45,275
Yamato Transport Co. Ltd.	1,000	20,209
Zeon Corp.	1,000	4,335
TOTAL JAPAN		2,431,339
Mexico - 0.0%
TV Azteca SA de CV sponsored ADR	340	4,250
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - 2.1%
Buhrmann NV	1,300	$ 35,531
Equant NV (a)	580	19,684
Heineken Holding NV (A Shares)	400	14,260
Heineken NV	800	43,459
ING Groep NV (Certificaten Van Aandelen)	2,100	144,238
Koninklijke Ahold NV	2,294	66,651
Numico NV	2,200	102,892
United Pan-Europe Communications NV Class A (a)	2,000	35,055
TOTAL NETHERLANDS		461,770
Portugal - 0.1%
Telecel Comunicacoes Pessoais SA (a)	1,930	21,165
Singapore - 0.3%
City Developments Ltd.	1,000	4,617
Datacraft Asia Ltd.	40	274
DBS Group Holdings Ltd.	1,000	11,798
Flextronics International Ltd. (a)	300	11,400
Oversea-Chinese Banking Corp. Ltd.	1,050	6,703
Singapore Airlines Ltd.	1,000	10,031
Singapore Press Holdings Ltd.	400	5,722
Singapore Technologies Engineering Ltd.	3,000	4,839
Singapore Telecommunications Ltd.	5,000	8,293
United Overseas Bank Ltd.	1,056	7,824
TOTAL SINGAPORE		71,501
Spain - 1.7%
Altadis SA	7,990	119,701
Banco Santander Central Hispano SA	6,900	66,884
Telefonica SA (a)	8,817	168,163
Union Electrica Fenosa SA	1,600	29,593
TOTAL SPAIN		384,341
Sweden - 1.6%
Assa Abloy AB (B Shares)	5,922	108,997
Securitas AB (B Shares)	1,400	29,829
Skandia Foersaekrings AB	2,835	48,068
Svenska Handelsbanken AB (A Shares)	2,837	44,554
Telefonaktiebolaget LM Ericsson (B Shares)	8,514	118,132
TOTAL SWEDEN		349,580
Switzerland - 3.3%
Credit Suisse Group (Reg.)	418	78,368
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
Julius Baer Holding AG	24	$ 118,832
Kuoni Reisen Holding AG Class B (Reg.)	78	33,413
Nestle SA (Reg.)	64	132,629
Novartis AG (Reg.)	103	156,262
Richemont Compagnie Financier Class A unit	12	33,380
Swiss Reinsurance Co. (Reg.)	17	33,527
Zurich Financial Services Group AG	316	152,946
TOTAL SWITZERLAND		739,357
United Kingdom - 8.2%
3i Group PLC	3,200	72,601
AstraZeneca Group PLC	1,872	88,385
Bank of Scotland	2,900	27,033
Barclays PLC	2,700	77,188
BBA Group PLC	7,000	38,410
BP Amoco PLC	22,700	192,714
British Telecommunications PLC	2,900	34,510
Computacenter PLC	2,700	15,657
Energis PLC (a)	2,800	23,929
Granada Compass PLC (a)	7,300	62,862
HSBC Holdings PLC:
(Hong Kong) (Reg.)	5,844	84,270
(United Kingdom) (Reg.)	3,700	53,354
Jazztel PLC (a)	900	16,233
Lloyds TSB Group PLC	3,500	35,619
Misys PLC	3,200	33,308
National Grid Group PLC	5,500	47,641
Reed International PLC	7,800	72,030
Shell Transport & Trading Co. PLC (Reg.)	28,400	232,821
SmithKline Beecham PLC	10,100	131,679
United News & Media PLC	2,900	36,261
Vodafone Group PLC	99,654	424,152
WPP Group PLC	3,000	40,229
TOTAL UNITED KINGDOM		1,840,886
United States of America - 46.2%
Abbott Laboratories	1,970	104,041
Adobe Systems, Inc.	760	57,808
Adolph Coors Co. Class B	170	10,827
AES Corp. (a)	1,810	102,265
Affiliated Computer Services, Inc. Class A (a)	470	26,173
AFLAC, Inc.	450	32,878
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Agilent Technologies, Inc.	450	$ 20,841
Allmerica Financial Corp.	1,040	65,585
Allstate Corp.	660	26,565
AMBAC Financial Group, Inc.	1,300	103,756
America Online, Inc. (a)	380	19,163
American Express Co.	860	51,600
American Home Products Corp.	430	27,305
American International Group, Inc.	1,748	171,304
Amgen, Inc. (a)	280	16,223
Anadarko Petroleum Corp.	190	12,170
Analog Devices, Inc. (a)	290	18,850
AnnTaylor Stores Corp. (a)	490	14,700
Apache Corp.	90	4,978
Apple Computer, Inc. (a)	400	7,825
Applied Materials, Inc. (a)	190	10,094
Ariba, Inc. (a)	220	27,803
Art Technology Group, Inc. (a)	230	14,433
AsiaInfo Holdings, Inc.	200	2,425
Associates First Capital Corp. Class A	1,940	72,023
AT&T Corp.	2,846	65,992
AT&T Corp.:
Liberty Media Group Class A (a)	460	8,280
Wireless Group	1,270	31,671
AutoNation, Inc.	1,430	9,653
Avery Dennison Corp.	290	14,645
Avon Products, Inc.	1,210	58,685
Bank of New York Co., Inc.	2,490	143,331
Bank One Corp.	840	30,660
BEA Systems, Inc. (a)	430	30,853
Bear Stearns Companies, Inc.	270	16,369
Bed Bath & Beyond, Inc. (a)	680	17,553
BellSouth Corp.	1,010	48,796
BFGoodrich Co.	1,050	42,984
Biomet, Inc.	525	18,998
BJ's Wholesale Club, Inc. (a)	470	15,481
Boeing Co.	460	31,194
Bristol-Myers Squibb Co.	2,960	180,375
Broadcom Corp. Class A (a)	170	37,804
Brocade Communications Systems, Inc. (a)	110	25,011
Burlington Northern Santa Fe Corp.	290	7,703
Burlington Resources, Inc.	470	16,920
Calpine Corp. (a)	260	20,524
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Cardinal Health, Inc.	630	$ 59,693
Caterpillar, Inc.	490	17,181
CDW Computer Centers, Inc. (a)	60	3,866
Ceridian Corp. (a)	1,600	40,000
Charles Schwab Corp.	1,595	56,024
Chevron Corp.	860	70,628
Ciena Corp. (a)	680	71,485
CIGNA Corp.	830	101,219
Cisco Systems, Inc. (a)	6,220	335,103
Citigroup, Inc.	3,633	191,187
Citizens Communications Co. (a)	960	13,920
Clear Channel Communications, Inc. (a)	1,104	66,309
Colgate-Palmolive Co.	440	25,854
Comerica, Inc.	60	3,619
Compaq Computer Corp.	1,490	45,311
Comverse Technology, Inc. (a)	200	22,350
Conoco, Inc. Class B	2,240	60,900
Consolidated Stores Corp. (a)	440	5,225
COR Therapeutics, Inc. (a)	280	15,820
Corning, Inc.	800	61,200
Dell Computer Corp. (a)	3,800	112,100
Devon Energy Corp.	715	36,036
Ditech Communications Corp. (a)	70	2,411
Dynegy, Inc. Class A	620	28,714
E.I. du Pont de Nemours and Co.	570	25,864
Ecolab, Inc.	500	19,594
Eli Lilly & Co.	830	74,181
EMC Corp. (a)	2,150	191,484
Emerson Electric Co.	310	22,766
ENSCO International, Inc.	900	29,925
Estee Lauder Companies, Inc. Class A	810	37,614
Exodus Communications, Inc. (a)	470	15,774
Exxon Mobil Corp.	2,892	257,930
Fannie Mae	1,970	151,690
Firstar Corp.	1,330	26,184
Fluor Corp.	530	18,550
FMC Corp. (a)	400	30,400
Fox Entertainment Group, Inc. Class A (a)	1,710	36,765
Freddie Mac	2,720	163,200
Gateway, Inc. (a)	210	10,838
Genentech, Inc. (a)	120	9,900
General Dynamics Corp.	1,300	93,031
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
General Electric Co.	9,230	$ 505,898
General Motors Corp.	390	24,229
General Motors Corp. Class H	744	24,106
Gillette Co.	1,470	51,266
Grant Prideco, Inc. (a)	1,680	31,185
Halliburton Co.	340	12,601
Hartford Financial Services Group, Inc.	970	72,204
HCA - The Healthcare Co.	970	38,739
Hewlett-Packard Co.	880	40,865
Home Depot, Inc.	2,240	96,320
Household International, Inc.	500	25,156
Illinois Tool Works, Inc.	410	22,781
Immunex Corp. (a)	420	17,876
Ingersoll-Rand Co.	250	9,438
Intel Corp.	5,420	243,900
International Business Machines Corp.	900	88,650
International Paper Co.	740	27,103
J.D. Edwards & Co. (a)	1,550	40,106
Jabil Circuit, Inc. (a)	260	14,836
Johnson & Johnson	590	54,354
Juniper Networks, Inc. (a)	390	76,050
Keebler Foods Co.	1,170	47,385
Kimberly-Clark Corp.	890	58,740
Kinder Morgan, Inc.	1,080	41,648
Kohls Corp. (a)	810	43,892
LAM Research Corp. (a)	230	4,456
Lexmark International Group, Inc. Class A (a)	190	7,790
LSI Logic Corp. (a)	360	11,835
Macromedia, Inc. (a)	630	48,549
Marsh & McLennan Companies, Inc.	330	43,148
Medtronic, Inc.	600	32,588
Mellon Financial Corp.	850	41,013
Merck & Co., Inc.	1,600	143,900
Micromuse, Inc. (a)	140	23,756
Microsoft Corp. (a)	3,450	237,619
Millennium Chemicals, Inc.	600	9,675
Millipore Corp.	130	6,825
Minnesota Mining & Manufacturing Co.	330	31,886
Morgan Stanley Dean Witter & Co.	1,060	85,131
Motorola, Inc.	920	22,943
Nabors Industries, Inc. (a)	960	48,864
National-Oilwell, Inc. (a)	430	12,578
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Navistar International Corp. (a)	450	$ 14,878
Network Appliance, Inc. (a)	330	39,270
Nextel Communications, Inc. Class A (a)	750	28,828
Northwest Airlines Corp. Class A (a)	350	9,975
Omnicom Group, Inc.	420	38,745
Oracle Corp. (a)	3,720	122,760
Outback Steakhouse, Inc. (a)	370	10,545
Parker-Hannifin Corp.	520	21,515
PE Corp. - Celera Genomics Group (a)	100	6,750
PeopleSoft, Inc. (a)	820	35,785
PepsiCo, Inc.	890	43,109
Pfizer, Inc.	5,912	255,324
Philip Morris Companies, Inc.	2,490	91,196
Phone.com, Inc. (a)	260	24,066
PMC-Sierra, Inc. (a)	150	25,425
PNC Financial Services Group, Inc.	280	18,725
Praxair, Inc.	1,250	46,563
Procter & Gamble Co.	2,130	152,162
Protein Design Labs, Inc. (a)	120	16,209
Quaker Oats Co.	770	62,803
Qwest Communications International, Inc. (a)	1,240	60,295
Rational Software Corp. (a)	360	21,488
Redback Networks, Inc. (a)	120	12,773
Republic Services, Inc. (a)	840	11,288
Safeway, Inc. (a)	390	21,328
Santa Fe International Corp.	230	8,395
SBA Communications Corp. Class A (a)	630	31,579
SBC Communications, Inc.	1,980	114,221
Schering-Plough Corp.	1,990	102,858
Scientific-Atlanta, Inc.	510	34,903
Siebel Systems, Inc. (a)	300	31,481
Smith International, Inc. (a)	250	17,625
Software.com, Inc. (a)	120	17,880
Sprint Corp. - PCS Group Series 1 (a)	1,370	52,231
State Street Corp.	120	14,969
Summit Bancorp	460	17,250
Sun Microsystems, Inc. (a)	1,520	168,530
Sybase, Inc. (a)	630	13,191
TCF Financial Corp.	590	23,858
Tenet Healthcare Corp.	1,080	42,458
Texaco, Inc.	700	41,344
Texas Instruments, Inc.	1,810	88,803
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
The Chubb Corp.	460	$ 38,841
The Coca-Cola Co.	2,300	138,863
Thermo Electron Corp. (a)	1,460	42,340
Time Warner Telecom, Inc. Class A (a)	290	17,291
Time Warner, Inc.	770	58,451
Tyco International Ltd.	230	13,038
Union Pacific Corp.	420	19,688
United Technologies Corp.	1,260	87,964
UnitedHealth Group, Inc.	280	30,625
UnumProvident Corp.	850	24,013
VeriSign, Inc. (a)	410	54,120
VERITAS Software Corp. (a)	340	47,945
Vertex Pharmaceuticals, Inc. (a)	160	14,898
Viacom, Inc. Class B (non-vtg.) (a)	1,711	97,313
Vignette Corp. (a)	820	24,446
VoiceStream Wireless Corp. (a)	491	64,567
Waddell & Reed Financial, Inc. Class A	300	9,563
Wal-Mart Stores, Inc.	2,380	107,993
Walgreen Co.	2,180	99,463
Walt Disney Co.	2,740	98,126
Washington Mutual, Inc.	660	29,040
Watson Pharmaceuticals, Inc. (a)	160	10,010
Wellpoint Health Networks, Inc. (a)	160	18,710
Wells Fargo & Co.	2,190	101,424
WorldCom, Inc. (a)	1,940	46,075
TOTAL UNITED STATES OF AMERICA		10,387,034
TOTAL COMMON STOCKS (Cost $18,252,567)		19,975,117
Nonconvertible Preferred Stocks - 1.6%

Germany - 1.1%
Hugo Boss AG	369	94,087
ProSieben Sat.1 Media AG (a)	1,600	50,385
Wella AG	2,742	109,970
TOTAL GERMANY		254,442
Italy - 0.5%
Telecom Italia Spa Risp	19,600	106,939
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $296,030)		361,381
Nonconvertible Bonds - 0.0%
Moody's Ratings (unaudited)			Principal Amount	Value (Note 1)
United Kingdom - 0.0%
BAE Systems PLC 7.45% 11/30/03 (Cost $433)	-	GBP	433	$ 609
Cash Equivalents - 9.6%
	Shares
Fidelity Cash Central Fund, 6.61% (b) (Cost $2,147,079)	2,147,079	2,147,079
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $20,696,109)		22,484,186
NET OTHER ASSETS - 0.0%		(7,523)
NET ASSETS - 100%		$ 22,476,663
Currency Abbreviations
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At October 31, 2000, the aggregate
cost of investment securities for income tax purposes was $20,853,253. Net unrealized appreciation aggregated $1,630,933, of which $3,204,605 related to appreciated investment securities and $1,573,672 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approximately $413,000 all of which will expire on October 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $20,696,109) - See accompanying schedule		$ 22,484,186
Foreign currency held at value (cost $6)		6
Receivable for investments sold		169,757
Receivable for fund shares sold		107,484
Dividends receivable		19,532
Interest receivable		8,711
Other receivables		497
Total assets		22,790,173
Liabilities
Payable for investments purchased	$ 249,215
Payable for fund shares redeemed	5,177
Accrued management fee	13,794
Distribution fees payable	12,019
Other payables and accrued expenses	33,305
Total liabilities		313,510
Net Assets		$ 22,476,663
Net Assets consist of:
Paid in capital		$ 21,332,612
Accumulated net investment loss		(42,698)
Accumulated undistributed net realized gain loss on investments and foreign currency transactions		(600,340)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,787,089
Net Assets		$ 22,476,663

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,867,896 ÷ 227,202 shares)	$12.62
Maximum offering price per share (100/94.25 of $12.62)	$13.39
Class T: Net Asset Value and redemption price per share ($8,019,422 ÷ 636,506 shares)	$12.60
Maximum offering price per share (100/96.50 of $12.60)	$13.06
Class B: Net Asset Value and offering price per share ($5,186,795 ÷ 415,468 shares) A	$12.48
Class C: Net Asset Value and offering price per share ($5,146,235 ÷ 411,965 shares) A	$12.49
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,256,315 ÷ 99,081 shares)	$12.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 226,304
Special dividend from BCE, Inc.		48,823
Interest		61,426
		336,553
Less foreign taxes withheld		(18,668)
Total income		317,885
Expenses
Management fee	$ 139,409
Transfer agent fees	57,040
Distribution fees	121,557
Accounting fees and expenses	60,077
Non-interested trustees' compensation	59
Custodian fees and expenses	64,394
Registration fees	69,353
Audit	23,969
Legal	196
Miscellaneous	219
Total expenses before reductions	536,273
Expense reductions	(80,516)	455,757
Net investment income (loss)		(137,872)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(426,841)
Foreign currency transactions	(35)	(426,876)
Change in net unrealized appreciation (depreciation) on:
Investment securities	696,237
Assets and liabilities in foreign currencies	(638)	695,599
Net gain (loss)		268,723
Net increase (decrease) in net assets resulting from operations		$ 130,851

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2000	December 17, 1998 (commencement of operations) to October 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (137,872)	$ (55,754)
Net realized gain (loss)	(426,876)	218,581
Change in net unrealized appreciation (depreciation)	695,599	1,091,490
Net increase (decrease) in net assets resulting from operations	130,851	1,254,317
Distributions to shareholders
From net realized gain	(179,139)	-
In excess of net realized gain	(59,365)	-
Total distributions	(238,504)	-
Share transactions - net increase (decrease)	11,427,176	9,902,823
Total increase (decrease) in net assets	11,319,523	11,157,140
Net Assets
Beginning of period	11,157,140	-
End of period (including accumulated net investment loss of $42,698 and $18,546, respectively)	$ 22,476,663	$ 11,157,140

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.79	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04) H	(.04)
Net realized and unrealized gain (loss)	1.13	1.83
Total from investment operations	1.09	1.79
Less Distributions
From net realized gain	(.20)	-
In excess of net realized gain	(.06)	-
Total distributions	(.26)	-
Net asset value, end of period	$ 12.62	$ 11.79
Total Return B, C	9.28%	17.90%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,868	$ 1,853
Ratio of expenses to average net assets	2.00% F	2.00% A, F
Ratio of expenses to average net assets after expense reductions	1.99% G	1.99% A, G
Ratio of net investment income (loss) to average net assets	(.33)%	(.47)% A
Portfolio turnover	106%	69% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend from BCE, Inc. which amounted to $.03 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.77	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.08) H	(.07)
Net realized and unrealized gain (loss)	1.15	1.84
Total from investment operations	1.07	1.77
Less Distributions
From net realized gain	(.18)	-
In excess of net realized gain	(.06)	-
Total distributions	(.24)	-
Net asset value, end of period	$ 12.60	$ 11.77
Total Return B, C	9.12%	17.70%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 8,019	$ 3,204
Ratio of expenses to average net assets	2.25% F	2.25% A, F
Ratio of expenses to average net assets after expense reductions	2.24% G	2.24% A, G
Ratio of net investment income (loss) to average net assets	(.58)%	(.72)% A
Portfolio turnover	106%	69% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend from BCE, Inc. which amounted to $.03 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.71	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.14) H	(.12)
Net realized and unrealized gain (loss)	1.14	1.83
Total from investment operations	1.00	1.71
Less Distributions
From net realized gain	(.17)	-
In excess of net realized gain	(.06)	-
Total distributions	(.23)	-
Net asset value, end of period	$ 12.48	$ 11.71
Total Return B, C	8.56%	17.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 5,187	$ 2,268
Ratio of expenses to average net assets	2.75% F	2.75% A, F
Ratio of expenses to average net assets after expense reductions	2.74% G	2.74% A, G
Ratio of net investment income (loss) to average net assets	(1.08)%	(1.22)% A
Portfolio turnover	106%	69% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend from BCE, Inc. which amounted to $.03 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.71	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.14) H	(.12)
Net realized and unrealized gain (loss)	1.15	1.83
Total from investment operations	1.01	1.71
Less Distributions
From net realized gain	(.17)	-
In excess of net realized gain	(.06)	-
Total distributions	(.23)	-
Net asset value, end of period	$ 12.49	$ 11.71
Total Return B, C	8.65%	17.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 5,146	$ 2,649
Ratio of expenses to average net assets	2.75% F	2.75% A, F
Ratio of expenses to average net assets after expense reductions	2.74% G	2.74% A, G
Ratio of net investment income (loss) to average net assets	(1.08)%	(1.22)% A
Portfolio turnover	106%	69% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend from BCE, Inc. which amounted to $.03 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.81	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01) H	(.02)
Net realized and unrealized gain (loss)	1.16	1.83
Total from investment operations	1.15	1.81
Less Distributions
From net realized gain	(.21)	-
In excess of net realized gain	(.07)	-
Total distributions	(.28)	-
Net asset value, end of period	$ 12.68	$ 11.81
Total Return B, C	9.79%	18.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,256	$ 1,182
Ratio of expenses to average net assets	1.75% F	1.75% A, F
Ratio of expenses to average net assets after expense reductions	1.74% G	1.74% A, G
Ratio of net investment income (loss) to average net assets	(.08)%	(.22)% A
Portfolio turnover	106%	69% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend from BCE, Inc. which amounted to $.03 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Advisor Global Equity Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $28,719,741 and $19,281,147, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .73% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-
adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 9,846	$ 3,287
Class T	27,824	6,157
Class B	41,103	33,944
Class C	42,784	30,843
	$ 121,557	$ 74,231

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 22,453	$ 6,505
Class T	26,191	6,904
Class B	3,353	3,353*
Class C	1,086	1,086*
	$ 53,083	$ 17,848

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 8,088.21
Class T	19,004.34
Class B	15,729.38
Class C	11,575.27
Institutional Class	2,644.20
	$ 57,040

Accounting Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $991 for the period.

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

	FMR Expense Limitations	Reimbursement
Class A	2.00%	$ 12,486
Class T	2.25%	25,119
Class B	2.75%	20,195
Class C	2.75%	16,242
Institutional Class	1.75%	4,118
		$ 78,160

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,356 under this arrangement.

6. Beneficial Interest.

At the end of the period, FMR and its affiliates were record owners of approximately 24% of the total outstanding shares of the fund.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2000	December 17, 1998 (commencement of operations) to October 31, 1999
From net realized gain
Class A	$ 31,783	$ -
Class T	49,590	-
Class B	36,686	-
Class C	39,947	-
Institutional Class	21,133	-
Total	$ 179,139	$ -
In excess of net realized gain
Class A	$ 10,533	$ -
Class T	16,434	-
Class B	12,158	-
Class C	13,237	-
Institutional Class	7,003	-
Total	$ 59,365	$ -
	$ 238,504	$ -

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	December 17, 1998 (commencement of operations) to October 31,	Year ended October 31,	December 17, 1998 (commencement of operations) to October 31,
	2000	1999	2000	1999

Class A Shares sold	713,812	204,600	$ 9,666,300	$ 2,159,660
Reinvestment of distributions	3,410	-	42,316	-
Shares redeemed	(647,219)	(47,401)	(8,217,175)	(538,542)
Net increase (decrease)	70,003	157,199	$ 1,491,441	$ 1,621,118
Class T Shares sold	523,847	308,848	$ 6,821,221	$ 3,281,859
Reinvestment of distributions	5,110	-	63,360	-
Shares redeemed	(164,779)	(36,520)	(2,166,598)	(399,799)
Net increase (decrease)	364,178	272,328	$ 4,717,983	$ 2,882,060
Class B Shares sold	271,776	195,520	$ 3,515,035	$ 2,047,118
Reinvestment of distributions	3,807	-	46,976	-
Shares redeemed	(53,848)	(1,787)	(699,801)	(19,401)
Net increase (decrease)	221,735	193,733	$ 2,862,210	$ 2,027,717
Class C Shares sold	230,974	227,333	$ 2,964,989	$ 2,384,524
Reinvestment of distributions	3,366	-	41,574	-
Shares redeemed	(48,512)	(1,196)	(635,133)	(13,207)
Net increase (decrease)	185,828	226,137	$ 2,371,430	$ 2,371,317
Institutional Class Shares sold	1,889	100,058	$ 24,700	$ 1,000,611
Reinvestment of distributions	2,256	-	28,016	-
Shares redeemed	(5,122)	-	(68,604)	-
Net increase (decrease)	(977)	100,058	$ (15,888)	$ 1,000,611

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Equity Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Equity Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 8, 2000

Annual Report

Distributions

A total of 17%, 19%, 19% and 20% of the dividends distributed by Class A, Class T, Class B and Class C, respectively during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International Investments Advisors (U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

Richard C. Habermann, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Focus Funds

Fidelity Advisor Consumer
Industries Fund

Fidelity Advisor Cyclical
Industries Fund

Fidelity Advisor Financial
Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Natural
Resources Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Telecommunications & Utilities Growth Fund

Growth Funds

Fidelity Advisor Korea Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor International
Capital Appreciation Fund

Fidelity Advisor Overseas Fund

Fidelity Advisor Diversified International Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor TechnoQuant ®
Growth Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor Value
Strategies Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Dynamic Capital Appreciation Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Growth
Opportunities Fund

Growth and Income Funds

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Asset Allocation Fund

Fidelity Advisor Balanced Fund

Taxable Income Funds

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor High Income Fund

Fidelity Advisor Strategic Income Fund

Fidelity Advisor Mortgage
Securities Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Short Fixed-Income Fund

Municipal Funds

Fidelity Advisor Municipal Income Fund

Money Market Funds

Prime Fund

Treasury Fund

Tax-Exempt Fund

AGLO-ANN-1200 118650
1.728713.101

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Global Equity

Fund - Institutional Class

Annual Report

October 31, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Global Equity Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Global Equity - Inst CL	9.79%	29.66%
MSCI World	1.09%	18.32%
Global Funds Average	10.26%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital International World Index (MSCI World) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of October 31, 2000, the index included over 1,300 equity securities of companies domiciled in 22 countries. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 261 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Global Equity - Inst CL	9.79%	14.87%
MSCI World	1.09%	9.39%
Global Funds Average	10.26%	n/a*

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Equity Fund - Institutional Class on December 17, 1998, when the fund started. As the chart shows, by October 31, 2000, the value of the investment would have grown to $12,966 - a 29.66% increase on the initial investment. For comparison, look at how the MSCI World Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,832 - an 18.32% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Currency disparities, the see-saw performance of technology and telecommunications stocks and increased uncertainty over the direction of energy prices contributed to volatile world markets for the 12-month period that ended October 31, 2000. Through the first half of the period, foreign investors enjoyed handsome returns from technology and telecommunications holdings. These gains disappeared down the stretch, however, as the dollar continued to outperform the struggling euro - the uniform currency of 11 European nations - and the Japanese yen by wide margins. Soaring oil and gas prices also added to the volatility. The Morgan Stanley EAFE® index - which tracks the performance of stock markets in Europe, Australasia and the Far East - fell 2.72% during the period. Europe's economic recovery remained on course, but the euro's continued weakness proved to be a millstone. The Morgan Stanley Europe index had a 12-month return of 1.16%. Japan's economic recovery, on the other hand, appeared to be short-lived, or at least very, very slow in the making. The Morgan Stanley Japan index declined 11.61% during the period. Emerging markets, meanwhile, were unable to sustain the momentum they carried into early 2000 - the Morgan Stanley Emerging Markets Free index tumbled 10.33%.

(Portfolio Manager photograph)
An interview with Richard Habermann, Portfolio Manager of Fidelity Advisor Global Equity Fund

Q. How did the fund perform, Dick?

A. Reasonably well. For the 12 months that ended October 31, 2000, the fund's Institutional Class shares returned 9.79%. For the same period, the Morgan Stanley Capital International World Index produced a return of 1.09%, while the global funds average, as measured by Lipper Inc., returned 10.26%.

Q. What factors drove global equity markets during the 12-month period?

A. Generally, global markets overcame sharply rising interest rates and unusually high levels of volatility to post positive returns during the past year. Worldwide economic growth fueled corporate earnings, which, along with swelling investor enthusiasm for technology, media and telecommunications (TMT) stocks, supported the advances of major world indexes early in the period. A lack of confidence in the valuation levels of TMT stocks, coupled with concerns about a slowdown in the pace of economic growth due to further rate hikes and persistently higher energy prices, induced a series of dramatic declines in the spring. Growing increasingly risk-averse, investors around the world adopted a more defensive posture, seeking out safer havens elsewhere in the market, most notably within the health, finance and energy sectors.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why did the fund handily outpace its index, yet fall just shy of its peer group?

A. Strong security selection, along with favorable regional positioning, played a big role in our success relative to the index. Maintaining a modest underweighting in the U.S. helped, considering the extreme downside volatility that plagued the nation's stock markets for much of the year. Having broader, better participation from a diverse group of sectors relative to the index, which tended to be highly concentrated in a small group of large tech stocks, gave us an edge. By holding a large number of stocks, we managed to reduce the risk level of the fund, which was key in this uncertain environment. The protection we got on the downside more than offset what we lost on the upside - our underexposure to Oracle and Intel hurt, while holding less Microsoft and Lucent than the index helped. Given the fund's large-cap bias, we came up short relative to our Lipper peers, which generally made more aggressive bets on smaller-cap tech stocks - a group that produced some of the period's best performers.

Q. How did some of your other moves influence performance?

A. Successful stock picking and timely trading in other world markets, particularly Europe and Japan, helped widen our lead over the index. Having ample exposure to the Canadian market, which led most world markets by wide margins during the period, further bolstered fund performance. Technology and energy stocks were our focus there. Sensing trouble on the horizon early in 2000, we decided to shed some of our overall TMT exposure to lock in profits, and replace them with more defensive issues. This strategy paid off for us as world markets trended from growth to value during the second half of the period.

Q. Which stocks helped the most? Which hurt?

A. The U.S. produced a handful of winners from the high-tech arena, most notably Juniper and EMC, while Japan chipped in with Furukawa Electric and Germany with Epcos. European wireless stocks, including Finnish-based Nokia and Sweden's Ericsson, traversed a rocky road, yet still were solid gainers. Other contributors included Swedish insurance carrier Skandia Foersaekrings, French broadcaster TF1 and U.S. power provider AES. Additionally, because we maintained small positions in a large number of stocks, we didn't have any big disasters, which limited our downside. However, we had our fair share of telecom stocks that disappointed, including Britain's Vodafone, Japan's Nippon Telegraph and Italy's Telecom Italia, as well as AT&T. We also had very small out-of-benchmark positions in Mexico and Brazil that hurt.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. It's still unclear to me as to whether or not the U.S. market will be able to shake its concerns about an economic slowdown and the potential effect on companies' bottom lines. If the U.S. can successfully achieve a soft landing, we could see lower interest rates and a pickup in demand, which could stimulate global markets. Since there's no way to know for sure what will happen, I plan to maintain our emphasis on the defensive areas of the market until I can see a catalyst that can reverse the tide.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital

Start date: December 17, 1998

Size: as of October 31, 2000, more than $22 million

Manager: Richard Habermann, since inception; joined Fidelity in 1968

3

Dick Habermann reflects on recent market volatility:

"There's a lot of uncertainty in the world today, and it's finding its way into the equity markets. Thankfully, the fund's exposure was generally more defensive in nature toward the tail end of the period, when conditions really started to deteriorate. We didn't want to be on the sidelines holding a large cash position, but we also didn't want to make any commitments that we didn't have a lot of confidence in. So, we chose to be somewhat neutral until we felt we saw some light at the end of the tunnel.

"What's particularly troubling for markets these days are shock events. Take the recent crisis in the Middle East, for example. With higher oil prices and inflation fears already weighing on the minds of investors, escalating tensions in that area of the world roiled the markets. There have been many events like this one over the past decade, including the emerging-markets crisis in 1998 and the Gulf War in 1990. As a money manager, it's important for me to anticipate what might be considered less-than-perfect times and, when they are in fact occurring, assess them and decide what to do. So far, we've completed the first part by anticipating difficult times. Early recognition of an uncertain market climate allowed us to lessen our technology exposure, which was key."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co. (United States of America, Electrical Equipment)	2.3	1.9
Vodafone Group PLC (United Kingdom, Cellular)	1.9	2.4
Cisco Systems, Inc. (United States of America, Communications Equipment)	1.5	1.6
Exxon Mobil Corp. (United States of America, Oil & Gas)	1.1	1.1
Pfizer, Inc. (United States of America, Drugs & Pharmaceuticals)	1.1	0.9
	7.9	7.9
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Finance	18.7	15.1
Technology	18.1	23.3
Health	9.5	6.9
Utilities	9.0	14.4
Energy	6.3	6.2
Top Five Countries as of October 31, 2000
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	46.2	41.5
Japan	10.8	13.3
United Kingdom	8.2	9.5
France	4.6	5.2
Germany	3.6	3.7
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2000	As of April 30, 2000
Stocks 90.4%	Stocks 95.5%
Short-Term Investments and Net Other Assets 9.6%	Short-Term Investments and Net Other Assets 4.5%

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 88.8%
	Shares	Value (Note 1)
Australia - 0.7%
Australia & New Zealand Banking Group Ltd.	2,700	$ 20,013
BHP Ltd.	2,657	25,844
Brambles Industries Ltd.	300	7,805
Cable & Wireless Optus Ltd. (a)	5,700	12,114
CI Technologies Group Ltd.	1,000	1,821
John Fairfax Holdings Ltd.	2,800	6,379
National Australia Bank Ltd.	1,100	15,334
News Corp. Ltd.	2,984	32,078
OneSteel Ltd. (a)	498	238
Publishing & Broadcasting Ltd.	1,400	9,591
Telstra Corp. Ltd.	3,900	12,772
Westpac Banking Corp.	300	2,056
TOTAL AUSTRALIA		146,045
Brazil - 0.1%
Telesp Celular Participacoes SA ADR	910	28,779
Canada - 2.4%
Abitibi-Consolidated, Inc.	410	3,595
AGF Management Ltd. Class B (non-vtg.)	240	4,004
Alberta Energy Co. Ltd.	170	6,281
Alcan Aluminium Ltd.	220	6,943
Aliant, Inc.	130	2,758
Anderson Exploration Ltd. (a)	170	3,126
Angiotech Pharmaceuticals, Inc. (a)	50	2,742
ATS Automation Tooling Systems, Inc. (a)	180	3,204
Ballard Power Systems, Inc. (a)	80	8,617
Bank of Montreal	200	9,261
Bank of Nova Scotia	270	7,714
Barrick Gold Corp.	800	10,640
BCE, Inc.	600	16,158
Biochem Pharma, Inc. (a)	130	3,198
Biovail Corp. (a)	130	5,550
Bombardier, Inc. Class B (sub. vtg.)	1,070	16,832
C-Mac Industries, Inc. (a)	180	10,167
C.I. Fund Management, Inc.	250	5,230
CAE, Inc.	230	2,931
Canada Occidental Petroleum Ltd.	180	4,333
Canadian Hunter Exploration Ltd. (a)	140	2,943
Canadian Imperial Bank of Commerce	310	9,855
Canadian National Railway Co.	220	6,936
Canadian Natural Resources Ltd. (a)	150	4,434
Canadian Pacific Ltd.	390	11,335
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
Celestica, Inc. (sub. vtg.) (a)	180	$ 12,863
Cognos, Inc. (a)	190	7,987
Enbridge, Inc.	230	6,194
Falconbridge Ltd.	400	4,755
Four Seasons Hotels, Inc.	70	5,131
GSI Lumonics, Inc. (a)	190	2,458
Imperial Oil Ltd.	180	4,552
Inco Ltd. (a)	210	3,269
JDS Uniphase Canada Ltd. (a)	90	7,386
Loblaw Companies Ltd.	180	6,171
Mackenzie Financial Corp.	200	2,693
Magna International, Inc. Class A	100	4,486
Manitoba Telecom Services, Inc.	360	7,448
Manulife Financial Corp.	340	8,843
Microcell Telecommunications, Inc. Class B (non-vtg.) (a)	90	2,527
Molson, Inc. Class A	170	4,293
Mosaic Group, Inc. (a)	270	2,039
National Bank of Canada	320	5,244
Nortel Networks Corp.	2,810	127,855
NOVA Chemicals Corp.	140	2,887
Onex Corp.	170	2,702
Petro-Canada	310	6,516
Placer Dome, Inc.	460	3,822
Power Corp. of Canada	180	4,079
Power Financial Corp.	160	3,373
Precision Drilling Corp. (a)	110	3,146
Research in Motion Ltd. (a)	60	5,990
Rio Alto Exploration Ltd. (a)	130	2,211
Royal Bank of Canada	1,000	31,724
Seagram Co. Ltd.	230	13,139
Shaw Communications, Inc. Class B	420	8,621
Sun Life Financial Services Canada, Inc.	690	14,276
Suncor Energy, Inc.	260	5,080
Talisman Energy, Inc. (a)	220	6,929
Tembec, Inc. Class A (a)	290	2,562
Thomson Corp.	200	8,079
Toronto Dominion Bank	570	15,705
Transalta Corp.	340	4,422
Tundra Semiconductor Corp. Ltd. (a)	60	2,167
Westcoast Energy, Inc.	260	5,806
Weston George Ltd.	80	3,988
TOTAL CANADA		552,205
Common Stocks - continued
	Shares	Value (Note 1)
Cayman Islands - 0.1%
XL Capital Ltd. Class A	240	$ 18,450
Denmark - 0.8%
ISS AS (a)	1,758	108,305
Novo-Nordisk AS Series B (a)	310	65,783
TOTAL DENMARK		174,088
Finland - 0.8%
Nokia AB	2,060	88,065
Sampo Insurance Co. Ltd. (A Shares)	1,707	69,547
UPM-Kymmene Corp.	1,115	31,563
TOTAL FINLAND		189,175
France - 4.6%
Alcatel SA (RFD) (a)	1,434	89,446
Aventis SA	3,375	243,211
BNP Paribas SA	824	71,060
Bouygues SA	680	34,631
Castorama Dubois Investissements SA	130	26,438
Credit Lyonnais SA	847	28,980
Sanofi-Synthelabo SA	2,333	122,776
Schneider Electric SA	441	28,729
Societe Generale Class A (a)	1,048	59,510
Suez Lyonnaise des Eaux	185	28,234
TotalFinaElf SA Class B	1,768	253,266
Vivendi SA	656	47,162
TOTAL FRANCE		1,033,443
Germany - 2.5%
BASF AG	1,300	50,979
Bayer AG	1,000	43,416
Bayerische Motoren Werke AG (BMW)	600	19,872
Deutsche Bank AG	1,200	98,271
Deutsche Telekom AG	840	31,550
Muenchener Ruckversicherungs-Gesellschaft AG (Reg.)	486	152,837
Schering AG (a)	1,790	100,277
SGL Carbon AG (a)	360	22,004
Software AG	600	42,983
United Internet AG (a)	1,000	6,434
TOTAL GERMANY		568,623
Hong Kong - 1.0%
Asat Holdings Ltd. sponsored ADR	1,900	12,588
Common Stocks - continued
	Shares	Value (Note 1)
Hong Kong - continued
Cheung Kong Holdings Ltd.	3,000	$ 33,182
China Mobile Ltd. (a)	8,000	49,000
CLP Holdings Ltd.	2,000	9,336
Hang Seng Bank Ltd.	1,800	21,179
Hong Kong & China Gas Co. Ltd.	6,000	7,579
Hutchison Whampoa Ltd.	4,600	57,073
Johnson Electric Holdings Ltd.	8,000	15,902
Li & Fung Ltd.	4,000	7,438
Sun Hung Kai Properties Ltd.	2,000	16,543
Television Broadcasts Ltd.	1,000	5,476
TOTAL HONG KONG		235,296
Ireland - 0.4%
Bank of Ireland, Inc.	4,888	37,672
CRH PLC	3,487	53,572
TOTAL IRELAND		91,244
Italy - 1.1%
Banca Nazionale del Lavoro (BNL)	11,500	37,093
Bulgari Spa	2,100	24,661
Eni Spa	12,916	69,835
Mediolanum Spa	3,600	52,769
San Paolo IMI Spa	3,861	62,188
TOTAL ITALY		246,546
Japan - 10.8%
Aeon Credit Service Ltd.	200	11,218
Aiwa Co. Ltd.	1,000	8,469
Ajinomoto Co., Inc.	1,000	11,181
Anritsu Corp.	1,000	21,996
Asahi Chemical Industry Co. Ltd. (a)	6,000	37,174
Asahi Glass Co. Ltd.	2,000	20,530
Bank of Tokyo-Mitsubishi Ltd.	1,000	11,997
Bridgestone Corp. (a)	3,000	29,750
Canon, Inc.	1,000	40,563
Casio Computer Co. Ltd.	1,000	10,082
Dai Nippon Printing Co. Ltd.	1,000	15,672
Dainippon Pharmaceutical Co.	1,000	12,822
Daito Trust Construction Co.	1,600	26,982
Daiwa House Industry Co. Ltd.	2,000	12,556
Daiwa Securities Group, Inc.	1,000	11,081
DDI Corp.	4	18,770
FamilyMart Co. Ltd.	500	13,244
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Fancl Corp.	100	$ 6,324
Fanuc Ltd.	200	17,964
Fuji Photo Film Co. Ltd.	2,000	74,237
Fujikura Ltd.	1,000	8,817
Fujitsu Ltd.	2,000	35,634
Fujitsu Support & Service, Inc. (FSAS)	100	12,153
Furukawa Electric Co. Ltd.	2,000	52,607
Hitachi Cable Ltd.	1,000	11,786
Hitachi Ltd.	1,000	11,150
Hitachi Zosen Corp. (a)	16,000	12,171
Honda Motor Co. Ltd. (a)	1,000	34,594
Ito En Ltd.	300	21,584
Ito-Yokado Co. Ltd.	1,000	45,184
Japan Tobacco, Inc.	1	6,874
Kaneka Corp.	1,000	9,715
Kao Corp.	1,000	29,970
Komatsu Ltd.	3,000	13,308
Konami Co. Ltd.	300	25,296
Kuraray Co. Ltd.	1,000	9,394
Kyocera Corp.	400	53,500
Matsushita Communication Industrial Co. Ltd.	100	13,106
Matsushita Electric Industrial Co. Ltd.	2,000	58,450
Minolta Co. Ltd.	2,000	8,872
Mitsubishi Electric Corp.	2,000	14,371
Mitsubishi Trust & Banking Corp.	1,000	8,111
Mitsui Mining & Smelting Co. Ltd.	1,000	8,432
Mitsumi Electric Co. Ltd.	1,000	32,994
Mizuho Holdings, Inc.	6	46,137
NEC Corp.	1,000	19,063
Nichicon Corp.	1,000	17,863
Nikko Securities Co. Ltd.	1,000	8,633
Nintendo Co. Ltd.	200	33,086
Nippon Computer Systems Corp.	1,000	19,247
Nippon Paper Industries Co. Ltd.	4,000	22,803
Nippon Sheet Glass Co. Ltd.	2,000	30,428
Nippon System Development Co. Ltd.	100	10,842
Nippon Telegraph & Telephone Corp.	12	109,211
Nissan Motor Co. Ltd. (a)	3,000	21,000
Nitto Denko Corp.	1,000	33,819
Nomura Securities Co. Ltd.	2,000	42,434
NTT DoCoMo, Inc.	2	49,308
Oki Electric Industry Co. Ltd. (a)	4,000	23,793
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Omron Corp.	1,000	$ 24,654
Oriental Land Co. Ltd.	800	48,392
ORIX Corp.	200	20,988
Ricoh Co. Ltd.	1,000	15,397
Rohm Co. Ltd.	200	50,426
Sakura Bank Ltd.	6,000	43,717
Sanden Corp.	1,000	4,821
Sanyo Electric Co. Ltd.	2,000	15,214
Senshukai Co. Ltd.	1,000	4,995
Shinko Electric Industries Co.Ltd.	1,000	36,477
Shiseido Co. Ltd.	1,000	12,923
SMC Corp.	100	14,151
Softbank Corp.	300	18,009
Sony Corp.	1,000	83,000
Square Co. Ltd.	300	10,448
Sumitomo Bank Ltd.	1,000	12,144
Sumitomo Electric Industries Ltd.	3,000	55,403
Sumitomo Heavy Industries Ltd.	8,000	15,617
Sumitomo Trust & Banking Ltd.	2,000	15,397
Suzuki Motor Corp.	1,000	10,723
Takeda Chemical Industries Ltd.	1,000	65,897
Terumo Corp.	1,000	28,320
The Suruga Bank Ltd.	3,000	41,188
THK Co. Ltd.	500	12,373
Tokai Corp.	1,000	6,636
Tokyo Seimitsu Co. Ltd.	200	14,114
Toppan Forms Co. Ltd.	500	8,886
Toshiba Corp.	2,000	14,298
Toyota Motor Corp.	4,000	159,839
Tsubaki Nakashima Co. Ltd.	1,000	12,529
Uni-Charm Corp	300	12,840
Union Tool Co. (a)	100	6,874
Welfide Corp.	1,000	7,195
World Co. Ltd.	100	3,721
Yamaha Motor Co. Ltd.	2,000	15,562
Yamanouchi Pharmaceutical Co. Ltd.	1,000	45,275
Yamato Transport Co. Ltd.	1,000	20,209
Zeon Corp.	1,000	4,335
TOTAL JAPAN		2,431,339
Mexico - 0.0%
TV Azteca SA de CV sponsored ADR	340	4,250
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - 2.1%
Buhrmann NV	1,300	$ 35,531
Equant NV (a)	580	19,684
Heineken Holding NV (A Shares)	400	14,260
Heineken NV	800	43,459
ING Groep NV (Certificaten Van Aandelen)	2,100	144,238
Koninklijke Ahold NV	2,294	66,651
Numico NV	2,200	102,892
United Pan-Europe Communications NV Class A (a)	2,000	35,055
TOTAL NETHERLANDS		461,770
Portugal - 0.1%
Telecel Comunicacoes Pessoais SA (a)	1,930	21,165
Singapore - 0.3%
City Developments Ltd.	1,000	4,617
Datacraft Asia Ltd.	40	274
DBS Group Holdings Ltd.	1,000	11,798
Flextronics International Ltd. (a)	300	11,400
Oversea-Chinese Banking Corp. Ltd.	1,050	6,703
Singapore Airlines Ltd.	1,000	10,031
Singapore Press Holdings Ltd.	400	5,722
Singapore Technologies Engineering Ltd.	3,000	4,839
Singapore Telecommunications Ltd.	5,000	8,293
United Overseas Bank Ltd.	1,056	7,824
TOTAL SINGAPORE		71,501
Spain - 1.7%
Altadis SA	7,990	119,701
Banco Santander Central Hispano SA	6,900	66,884
Telefonica SA (a)	8,817	168,163
Union Electrica Fenosa SA	1,600	29,593
TOTAL SPAIN		384,341
Sweden - 1.6%
Assa Abloy AB (B Shares)	5,922	108,997
Securitas AB (B Shares)	1,400	29,829
Skandia Foersaekrings AB	2,835	48,068
Svenska Handelsbanken AB (A Shares)	2,837	44,554
Telefonaktiebolaget LM Ericsson (B Shares)	8,514	118,132
TOTAL SWEDEN		349,580
Switzerland - 3.3%
Credit Suisse Group (Reg.)	418	78,368
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
Julius Baer Holding AG	24	$ 118,832
Kuoni Reisen Holding AG Class B (Reg.)	78	33,413
Nestle SA (Reg.)	64	132,629
Novartis AG (Reg.)	103	156,262
Richemont Compagnie Financier Class A unit	12	33,380
Swiss Reinsurance Co. (Reg.)	17	33,527
Zurich Financial Services Group AG	316	152,946
TOTAL SWITZERLAND		739,357
United Kingdom - 8.2%
3i Group PLC	3,200	72,601
AstraZeneca Group PLC	1,872	88,385
Bank of Scotland	2,900	27,033
Barclays PLC	2,700	77,188
BBA Group PLC	7,000	38,410
BP Amoco PLC	22,700	192,714
British Telecommunications PLC	2,900	34,510
Computacenter PLC	2,700	15,657
Energis PLC (a)	2,800	23,929
Granada Compass PLC (a)	7,300	62,862
HSBC Holdings PLC:
(Hong Kong) (Reg.)	5,844	84,270
(United Kingdom) (Reg.)	3,700	53,354
Jazztel PLC (a)	900	16,233
Lloyds TSB Group PLC	3,500	35,619
Misys PLC	3,200	33,308
National Grid Group PLC	5,500	47,641
Reed International PLC	7,800	72,030
Shell Transport & Trading Co. PLC (Reg.)	28,400	232,821
SmithKline Beecham PLC	10,100	131,679
United News & Media PLC	2,900	36,261
Vodafone Group PLC	99,654	424,152
WPP Group PLC	3,000	40,229
TOTAL UNITED KINGDOM		1,840,886
United States of America - 46.2%
Abbott Laboratories	1,970	104,041
Adobe Systems, Inc.	760	57,808
Adolph Coors Co. Class B	170	10,827
AES Corp. (a)	1,810	102,265
Affiliated Computer Services, Inc. Class A (a)	470	26,173
AFLAC, Inc.	450	32,878
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Agilent Technologies, Inc.	450	$ 20,841
Allmerica Financial Corp.	1,040	65,585
Allstate Corp.	660	26,565
AMBAC Financial Group, Inc.	1,300	103,756
America Online, Inc. (a)	380	19,163
American Express Co.	860	51,600
American Home Products Corp.	430	27,305
American International Group, Inc.	1,748	171,304
Amgen, Inc. (a)	280	16,223
Anadarko Petroleum Corp.	190	12,170
Analog Devices, Inc. (a)	290	18,850
AnnTaylor Stores Corp. (a)	490	14,700
Apache Corp.	90	4,978
Apple Computer, Inc. (a)	400	7,825
Applied Materials, Inc. (a)	190	10,094
Ariba, Inc. (a)	220	27,803
Art Technology Group, Inc. (a)	230	14,433
AsiaInfo Holdings, Inc.	200	2,425
Associates First Capital Corp. Class A	1,940	72,023
AT&T Corp.	2,846	65,992
AT&T Corp.:
Liberty Media Group Class A (a)	460	8,280
Wireless Group	1,270	31,671
AutoNation, Inc.	1,430	9,653
Avery Dennison Corp.	290	14,645
Avon Products, Inc.	1,210	58,685
Bank of New York Co., Inc.	2,490	143,331
Bank One Corp.	840	30,660
BEA Systems, Inc. (a)	430	30,853
Bear Stearns Companies, Inc.	270	16,369
Bed Bath & Beyond, Inc. (a)	680	17,553
BellSouth Corp.	1,010	48,796
BFGoodrich Co.	1,050	42,984
Biomet, Inc.	525	18,998
BJ's Wholesale Club, Inc. (a)	470	15,481
Boeing Co.	460	31,194
Bristol-Myers Squibb Co.	2,960	180,375
Broadcom Corp. Class A (a)	170	37,804
Brocade Communications Systems, Inc. (a)	110	25,011
Burlington Northern Santa Fe Corp.	290	7,703
Burlington Resources, Inc.	470	16,920
Calpine Corp. (a)	260	20,524
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Cardinal Health, Inc.	630	$ 59,693
Caterpillar, Inc.	490	17,181
CDW Computer Centers, Inc. (a)	60	3,866
Ceridian Corp. (a)	1,600	40,000
Charles Schwab Corp.	1,595	56,024
Chevron Corp.	860	70,628
Ciena Corp. (a)	680	71,485
CIGNA Corp.	830	101,219
Cisco Systems, Inc. (a)	6,220	335,103
Citigroup, Inc.	3,633	191,187
Citizens Communications Co. (a)	960	13,920
Clear Channel Communications, Inc. (a)	1,104	66,309
Colgate-Palmolive Co.	440	25,854
Comerica, Inc.	60	3,619
Compaq Computer Corp.	1,490	45,311
Comverse Technology, Inc. (a)	200	22,350
Conoco, Inc. Class B	2,240	60,900
Consolidated Stores Corp. (a)	440	5,225
COR Therapeutics, Inc. (a)	280	15,820
Corning, Inc.	800	61,200
Dell Computer Corp. (a)	3,800	112,100
Devon Energy Corp.	715	36,036
Ditech Communications Corp. (a)	70	2,411
Dynegy, Inc. Class A	620	28,714
E.I. du Pont de Nemours and Co.	570	25,864
Ecolab, Inc.	500	19,594
Eli Lilly & Co.	830	74,181
EMC Corp. (a)	2,150	191,484
Emerson Electric Co.	310	22,766
ENSCO International, Inc.	900	29,925
Estee Lauder Companies, Inc. Class A	810	37,614
Exodus Communications, Inc. (a)	470	15,774
Exxon Mobil Corp.	2,892	257,930
Fannie Mae	1,970	151,690
Firstar Corp.	1,330	26,184
Fluor Corp.	530	18,550
FMC Corp. (a)	400	30,400
Fox Entertainment Group, Inc. Class A (a)	1,710	36,765
Freddie Mac	2,720	163,200
Gateway, Inc. (a)	210	10,838
Genentech, Inc. (a)	120	9,900
General Dynamics Corp.	1,300	93,031
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
General Electric Co.	9,230	$ 505,898
General Motors Corp.	390	24,229
General Motors Corp. Class H	744	24,106
Gillette Co.	1,470	51,266
Grant Prideco, Inc. (a)	1,680	31,185
Halliburton Co.	340	12,601
Hartford Financial Services Group, Inc.	970	72,204
HCA - The Healthcare Co.	970	38,739
Hewlett-Packard Co.	880	40,865
Home Depot, Inc.	2,240	96,320
Household International, Inc.	500	25,156
Illinois Tool Works, Inc.	410	22,781
Immunex Corp. (a)	420	17,876
Ingersoll-Rand Co.	250	9,438
Intel Corp.	5,420	243,900
International Business Machines Corp.	900	88,650
International Paper Co.	740	27,103
J.D. Edwards & Co. (a)	1,550	40,106
Jabil Circuit, Inc. (a)	260	14,836
Johnson & Johnson	590	54,354
Juniper Networks, Inc. (a)	390	76,050
Keebler Foods Co.	1,170	47,385
Kimberly-Clark Corp.	890	58,740
Kinder Morgan, Inc.	1,080	41,648
Kohls Corp. (a)	810	43,892
LAM Research Corp. (a)	230	4,456
Lexmark International Group, Inc. Class A (a)	190	7,790
LSI Logic Corp. (a)	360	11,835
Macromedia, Inc. (a)	630	48,549
Marsh & McLennan Companies, Inc.	330	43,148
Medtronic, Inc.	600	32,588
Mellon Financial Corp.	850	41,013
Merck & Co., Inc.	1,600	143,900
Micromuse, Inc. (a)	140	23,756
Microsoft Corp. (a)	3,450	237,619
Millennium Chemicals, Inc.	600	9,675
Millipore Corp.	130	6,825
Minnesota Mining & Manufacturing Co.	330	31,886
Morgan Stanley Dean Witter & Co.	1,060	85,131
Motorola, Inc.	920	22,943
Nabors Industries, Inc. (a)	960	48,864
National-Oilwell, Inc. (a)	430	12,578
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Navistar International Corp. (a)	450	$ 14,878
Network Appliance, Inc. (a)	330	39,270
Nextel Communications, Inc. Class A (a)	750	28,828
Northwest Airlines Corp. Class A (a)	350	9,975
Omnicom Group, Inc.	420	38,745
Oracle Corp. (a)	3,720	122,760
Outback Steakhouse, Inc. (a)	370	10,545
Parker-Hannifin Corp.	520	21,515
PE Corp. - Celera Genomics Group (a)	100	6,750
PeopleSoft, Inc. (a)	820	35,785
PepsiCo, Inc.	890	43,109
Pfizer, Inc.	5,912	255,324
Philip Morris Companies, Inc.	2,490	91,196
Phone.com, Inc. (a)	260	24,066
PMC-Sierra, Inc. (a)	150	25,425
PNC Financial Services Group, Inc.	280	18,725
Praxair, Inc.	1,250	46,563
Procter & Gamble Co.	2,130	152,162
Protein Design Labs, Inc. (a)	120	16,209
Quaker Oats Co.	770	62,803
Qwest Communications International, Inc. (a)	1,240	60,295
Rational Software Corp. (a)	360	21,488
Redback Networks, Inc. (a)	120	12,773
Republic Services, Inc. (a)	840	11,288
Safeway, Inc. (a)	390	21,328
Santa Fe International Corp.	230	8,395
SBA Communications Corp. Class A (a)	630	31,579
SBC Communications, Inc.	1,980	114,221
Schering-Plough Corp.	1,990	102,858
Scientific-Atlanta, Inc.	510	34,903
Siebel Systems, Inc. (a)	300	31,481
Smith International, Inc. (a)	250	17,625
Software.com, Inc. (a)	120	17,880
Sprint Corp. - PCS Group Series 1 (a)	1,370	52,231
State Street Corp.	120	14,969
Summit Bancorp	460	17,250
Sun Microsystems, Inc. (a)	1,520	168,530
Sybase, Inc. (a)	630	13,191
TCF Financial Corp.	590	23,858
Tenet Healthcare Corp.	1,080	42,458
Texaco, Inc.	700	41,344
Texas Instruments, Inc.	1,810	88,803
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
The Chubb Corp.	460	$ 38,841
The Coca-Cola Co.	2,300	138,863
Thermo Electron Corp. (a)	1,460	42,340
Time Warner Telecom, Inc. Class A (a)	290	17,291
Time Warner, Inc.	770	58,451
Tyco International Ltd.	230	13,038
Union Pacific Corp.	420	19,688
United Technologies Corp.	1,260	87,964
UnitedHealth Group, Inc.	280	30,625
UnumProvident Corp.	850	24,013
VeriSign, Inc. (a)	410	54,120
VERITAS Software Corp. (a)	340	47,945
Vertex Pharmaceuticals, Inc. (a)	160	14,898
Viacom, Inc. Class B (non-vtg.) (a)	1,711	97,313
Vignette Corp. (a)	820	24,446
VoiceStream Wireless Corp. (a)	491	64,567
Waddell & Reed Financial, Inc. Class A	300	9,563
Wal-Mart Stores, Inc.	2,380	107,993
Walgreen Co.	2,180	99,463
Walt Disney Co.	2,740	98,126
Washington Mutual, Inc.	660	29,040
Watson Pharmaceuticals, Inc. (a)	160	10,010
Wellpoint Health Networks, Inc. (a)	160	18,710
Wells Fargo & Co.	2,190	101,424
WorldCom, Inc. (a)	1,940	46,075
TOTAL UNITED STATES OF AMERICA		10,387,034
TOTAL COMMON STOCKS (Cost $18,252,567)		19,975,117
Nonconvertible Preferred Stocks - 1.6%

Germany - 1.1%
Hugo Boss AG	369	94,087
ProSieben Sat.1 Media AG (a)	1,600	50,385
Wella AG	2,742	109,970
TOTAL GERMANY		254,442
Italy - 0.5%
Telecom Italia Spa Risp	19,600	106,939
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $296,030)		361,381
Nonconvertible Bonds - 0.0%
Moody's Ratings (unaudited)			Principal Amount	Value (Note 1)
United Kingdom - 0.0%
BAE Systems PLC 7.45% 11/30/03 (Cost $433)	-	GBP	433	$ 609
Cash Equivalents - 9.6%
	Shares
Fidelity Cash Central Fund, 6.61% (b) (Cost $2,147,079)	2,147,079	2,147,079
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $20,696,109)		22,484,186
NET OTHER ASSETS - 0.0%		(7,523)
NET ASSETS - 100%		$ 22,476,663
Currency Abbreviations
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At October 31, 2000, the aggregate
cost of investment securities for income tax purposes was $20,853,253. Net unrealized appreciation aggregated $1,630,933, of which $3,204,605 related to appreciated investment securities and $1,573,672 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approximately $413,000 all of which will expire on October 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $20,696,109) - See accompanying schedule		$ 22,484,186
Foreign currency held at value (cost $6)		6
Receivable for investments sold		169,757
Receivable for fund shares sold		107,484
Dividends receivable		19,532
Interest receivable		8,711
Other receivables		497
Total assets		22,790,173
Liabilities
Payable for investments purchased	$ 249,215
Payable for fund shares redeemed	5,177
Accrued management fee	13,794
Distribution fees payable	12,019
Other payables and accrued expenses	33,305
Total liabilities		313,510
Net Assets		$ 22,476,663
Net Assets consist of:
Paid in capital		$ 21,332,612
Accumulated net investment loss		(42,698)
Accumulated undistributed net realized gain loss on investments and foreign currency transactions		(600,340)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,787,089
Net Assets		$ 22,476,663

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,867,896 ÷ 227,202 shares)	$12.62
Maximum offering price per share (100/94.25 of $12.62)	$13.39
Class T: Net Asset Value and redemption price per share ($8,019,422 ÷ 636,506 shares)	$12.60
Maximum offering price per share (100/96.50 of $12.60)	$13.06
Class B: Net Asset Value and offering price per share ($5,186,795 ÷ 415,468 shares) A	$12.48
Class C: Net Asset Value and offering price per share ($5,146,235 ÷ 411,965 shares) A	$12.49
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,256,315 ÷ 99,081 shares)	$12.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 226,304
Special dividend from BCE, Inc.		48,823
Interest		61,426
		336,553
Less foreign taxes withheld		(18,668)
Total income		317,885
Expenses
Management fee	$ 139,409
Transfer agent fees	57,040
Distribution fees	121,557
Accounting fees and expenses	60,077
Non-interested trustees' compensation	59
Custodian fees and expenses	64,394
Registration fees	69,353
Audit	23,969
Legal	196
Miscellaneous	219
Total expenses before reductions	536,273
Expense reductions	(80,516)	455,757
Net investment income (loss)		(137,872)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(426,841)
Foreign currency transactions	(35)	(426,876)
Change in net unrealized appreciation (depreciation) on:
Investment securities	696,237
Assets and liabilities in foreign currencies	(638)	695,599
Net gain (loss)		268,723
Net increase (decrease) in net assets resulting from operations		$ 130,851

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2000	December 17, 1998 (commencement of operations) to October 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (137,872)	$ (55,754)
Net realized gain (loss)	(426,876)	218,581
Change in net unrealized appreciation (depreciation)	695,599	1,091,490
Net increase (decrease) in net assets resulting from operations	130,851	1,254,317
Distributions to shareholders
From net realized gain	(179,139)	-
In excess of net realized gain	(59,365)	-
Total distributions	(238,504)	-
Share transactions - net increase (decrease)	11,427,176	9,902,823
Total increase (decrease) in net assets	11,319,523	11,157,140
Net Assets
Beginning of period	11,157,140	-
End of period (including accumulated net investment loss of $42,698 and $18,546, respectively)	$ 22,476,663	$ 11,157,140

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.79	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04) H	(.04)
Net realized and unrealized gain (loss)	1.13	1.83
Total from investment operations	1.09	1.79
Less Distributions
From net realized gain	(.20)	-
In excess of net realized gain	(.06)	-
Total distributions	(.26)	-
Net asset value, end of period	$ 12.62	$ 11.79
Total Return B, C	9.28%	17.90%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,868	$ 1,853
Ratio of expenses to average net assets	2.00% F	2.00% A, F
Ratio of expenses to average net assets after expense reductions	1.99% G	1.99% A, G
Ratio of net investment income (loss) to average net assets	(.33)%	(.47)% A
Portfolio turnover	106%	69% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend from BCE, Inc. which amounted to $.03 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.77	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.08) H	(.07)
Net realized and unrealized gain (loss)	1.15	1.84
Total from investment operations	1.07	1.77
Less Distributions
From net realized gain	(.18)	-
In excess of net realized gain	(.06)	-
Total distributions	(.24)	-
Net asset value, end of period	$ 12.60	$ 11.77
Total Return B, C	9.12%	17.70%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 8,019	$ 3,204
Ratio of expenses to average net assets	2.25% F	2.25% A, F
Ratio of expenses to average net assets after expense reductions	2.24% G	2.24% A, G
Ratio of net investment income (loss) to average net assets	(.58)%	(.72)% A
Portfolio turnover	106%	69% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend from BCE, Inc. which amounted to $.03 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.71	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.14) H	(.12)
Net realized and unrealized gain (loss)	1.14	1.83
Total from investment operations	1.00	1.71
Less Distributions
From net realized gain	(.17)	-
In excess of net realized gain	(.06)	-
Total distributions	(.23)	-
Net asset value, end of period	$ 12.48	$ 11.71
Total Return B, C	8.56%	17.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 5,187	$ 2,268
Ratio of expenses to average net assets	2.75% F	2.75% A, F
Ratio of expenses to average net assets after expense reductions	2.74% G	2.74% A, G
Ratio of net investment income (loss) to average net assets	(1.08)%	(1.22)% A
Portfolio turnover	106%	69% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend from BCE, Inc. which amounted to $.03 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.71	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.14) H	(.12)
Net realized and unrealized gain (loss)	1.15	1.83
Total from investment operations	1.01	1.71
Less Distributions
From net realized gain	(.17)	-
In excess of net realized gain	(.06)	-
Total distributions	(.23)	-
Net asset value, end of period	$ 12.49	$ 11.71
Total Return B, C	8.65%	17.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 5,146	$ 2,649
Ratio of expenses to average net assets	2.75% F	2.75% A, F
Ratio of expenses to average net assets after expense reductions	2.74% G	2.74% A, G
Ratio of net investment income (loss) to average net assets	(1.08)%	(1.22)% A
Portfolio turnover	106%	69% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend from BCE, Inc. which amounted to $.03 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.81	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01) H	(.02)
Net realized and unrealized gain (loss)	1.16	1.83
Total from investment operations	1.15	1.81
Less Distributions
From net realized gain	(.21)	-
In excess of net realized gain	(.07)	-
Total distributions	(.28)	-
Net asset value, end of period	$ 12.68	$ 11.81
Total Return B, C	9.79%	18.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,256	$ 1,182
Ratio of expenses to average net assets	1.75% F	1.75% A, F
Ratio of expenses to average net assets after expense reductions	1.74% G	1.74% A, G
Ratio of net investment income (loss) to average net assets	(.08)%	(.22)% A
Portfolio turnover	106%	69% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend from BCE, Inc. which amounted to $.03 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Advisor Global Equity Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $28,719,741 and $19,281,147, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .73% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-
adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 9,846	$ 3,287
Class T	27,824	6,157
Class B	41,103	33,944
Class C	42,784	30,843
	$ 121,557	$ 74,231

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 22,453	$ 6,505
Class T	26,191	6,904
Class B	3,353	3,353*
Class C	1,086	1,086*
	$ 53,083	$ 17,848

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 8,088.21
Class T	19,004.34
Class B	15,729.38
Class C	11,575.27
Institutional Class	2,644.20
	$ 57,040

Accounting Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $991 for the period.

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

	FMR Expense Limitations	Reimbursement
Class A	2.00%	$ 12,486
Class T	2.25%	25,119
Class B	2.75%	20,195
Class C	2.75%	16,242
Institutional Class	1.75%	4,118
		$ 78,160

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,356 under this arrangement.

6. Beneficial Interest.

At the end of the period, FMR and its affiliates were record owners of approximately 24% of the total outstanding shares of the fund.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2000	December 17, 1998 (commencement of operations) to October 31, 1999
From net realized gain
Class A	$ 31,783	$ -
Class T	49,590	-
Class B	36,686	-
Class C	39,947	-
Institutional Class	21,133	-
Total	$ 179,139	$ -
In excess of net realized gain
Class A	$ 10,533	$ -
Class T	16,434	-
Class B	12,158	-
Class C	13,237	-
Institutional Class	7,003	-
Total	$ 59,365	$ -
	$ 238,504	$ -

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	December 17, 1998 (commencement of operations) to October 31,	Year ended October 31,	December 17, 1998 (commencement of operations) to October 31,
	2000	1999	2000	1999

Class A Shares sold	713,812	204,600	$ 9,666,300	$ 2,159,660
Reinvestment of distributions	3,410	-	42,316	-
Shares redeemed	(647,219)	(47,401)	(8,217,175)	(538,542)
Net increase (decrease)	70,003	157,199	$ 1,491,441	$ 1,621,118
Class T Shares sold	523,847	308,848	$ 6,821,221	$ 3,281,859
Reinvestment of distributions	5,110	-	63,360	-
Shares redeemed	(164,779)	(36,520)	(2,166,598)	(399,799)
Net increase (decrease)	364,178	272,328	$ 4,717,983	$ 2,882,060
Class B Shares sold	271,776	195,520	$ 3,515,035	$ 2,047,118
Reinvestment of distributions	3,807	-	46,976	-
Shares redeemed	(53,848)	(1,787)	(699,801)	(19,401)
Net increase (decrease)	221,735	193,733	$ 2,862,210	$ 2,027,717
Class C Shares sold	230,974	227,333	$ 2,964,989	$ 2,384,524
Reinvestment of distributions	3,366	-	41,574	-
Shares redeemed	(48,512)	(1,196)	(635,133)	(13,207)
Net increase (decrease)	185,828	226,137	$ 2,371,430	$ 2,371,317
Institutional Class Shares sold	1,889	100,058	$ 24,700	$ 1,000,611
Reinvestment of distributions	2,256	-	28,016	-
Shares redeemed	(5,122)	-	(68,604)	-
Net increase (decrease)	(977)	100,058	$ (15,888)	$ 1,000,611

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Equity Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Equity Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 8, 2000

Annual Report

Distributions

A total of 16% of the dividends distributed by the Institutional Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International Investments Advisors (U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

Richard C. Habermann, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Focus Funds

Fidelity Advisor Consumer
Industries Fund

Fidelity Advisor Cyclical
Industries Fund

Fidelity Advisor Financial
Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Natural
Resources Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Telecommunications & Utilities Growth Fund

Growth Funds

Fidelity Advisor Korea Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor International
Capital Appreciation Fund

Fidelity Advisor Overseas Fund

Fidelity Advisor Diversified International Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor TechnoQuant ®
Growth Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor Value
Strategies Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Dynamic Capital Appreciation Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Growth
Opportunities Fund

Growth and Income Funds

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Asset Allocation Fund

Fidelity Advisor Balanced Fund

Taxable Income Funds

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor High Income Fund

Fidelity Advisor Strategic Income Fund

Fidelity Advisor Mortgage
Securities Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Short Fixed-Income Fund

Municipal Funds

Fidelity Advisor Municipal Income Fund

Money Market Funds

Prime Fund

Treasury Fund

Tax-Exempt Fund

AGLOI-ANN-1200 118652
1.728714.101

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Europe Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Europe Capital Appreciation Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL A	5.67%	11.59%
Fidelity Adv Europe Cap App - CL A (incl. 5.75% sales charge)	-0.40%	5.18%
MSCI Europe	1.16%	8.03%
European Region Funds Average	12.53%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital International Europe Index (MSCI Europe) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 2000, the index included over 400 equity securities of countries domiciled in 15 European countries. To measure how Class A's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 151 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL A	5.67%	6.03%
Fidelity Adv Europe Cap App - CL A (incl. 5.75% sales charge)	-0.40%	2.73%
MSCI Europe	1.16%	4.21%
European Region Funds Average	12.53%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Class A on December 17, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have grown to $10,518 - a 5.18% increase on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $10,803 - an 8.03% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Europe Capital Appreciation Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL T	5.40%	11.09%
Fidelity Adv Europe Cap App - CL T (incl. 3.50% sales charge)	1.71%	7.21%
MSCI Europe	1.16%	8.03%
European Region Funds Average	12.53%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International Europe Index (MSCI Europe) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 2000, the index included over 400 equity securities of countries domiciled in 15 European countries. To measure how Class T's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 151 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL T	5.40%	5.77%
Fidelity Adv Europe Cap App - CL T (incl. 3.50% sales charge)	1.71%	3.78%
MSCI Europe	1.16%	4.21%
European Region Funds Average	12.53%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have grown to $10,721 - a 7.21% increase on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $10,803 - an 8.03% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Europe Capital Appreciation Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5%, and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL B	4.87%	9.90%
Fidelity Adv Europe Cap App - CL B (incl. contingent deferred sales charge)	-0.13%	5.90%
MSCI Europe	1.16%	8.03%
European Region Funds Average	12.53%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International Europe Index (MSCI Europe) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 2000, the index included over 400 equity securities of countries domiciled in 15 European countries. To measure how Class B's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 151 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL B	4.87%	5.17%
Fidelity Adv Europe Cap App - CL B (incl. contingent deferred sales charge)	-0.13%	3.11%
MSCI Europe	1.16%	4.21%
European Region Funds Average	12.53%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Class B on December 17, 1998, when the fund started. As the chart shows, by October 31, 2000, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $10,590 - a 5.90% increase on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $10,803 - an 8.03% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Europe Capital Appreciation Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL C	4.96%	10.10%
Fidelity Adv Europe Cap App - CL C (incl. contingent deferred sales charge)	3.96%	10.10%
MSCI Europe	1.16%	8.03%
European Region Funds Average	12.53%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International Europe Index (MSCI Europe) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 2000, the index included over 400 equity securities of countries domiciled in 15 European countries. To measure how Class C's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 151 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL C	4.96%	5.27%
Fidelity Adv Europe Cap App - CL C (incl. contingent deferred sales charge)	3.96%	5.27%
MSCI Europe	1.16%	4.21%
European Region Funds Average	12.53%	n/a*

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Class C on December 17, 1998, when the fund started. As the chart shows, by October 31, 2000, the value of the investment would have grown to $11,010 - a 10.10% increase on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $10,803 - an 8.03% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Currency disparities, the see-saw performance of technology and telecommunications stocks and increased uncertainty over the direction of energy prices contributed to volatile world markets for the 12-month period that ended October 31, 2000. Through the first half of the period, foreign investors enjoyed handsome returns from technology and telecommunications holdings. These gains disappeared down the stretch, however, as the dollar continued to outperform the struggling euro - the uniform currency of 11 European nations - and the Japanese yen by wide margins. Soaring oil and gas prices also added to the volatility. The Morgan Stanley EAFE® index - which tracks the performance of stock markets in Europe, Australasia and the Far East - fell 2.72% during the period. Europe's economic recovery remained on course, but the euro's continued weakness proved to be a millstone. The Morgan Stanley Europe index had a 12-month return of 1.16%. Japan's economic recovery, on the other hand, appeared to be short-lived, or at least very, very slow in the making. The Morgan Stanley Japan index declined 11.61% during the period. Emerging markets, meanwhile, were unable to sustain the momentum they carried into early 2000 - the Morgan Stanley Emerging Markets Free index tumbled 10.33%.

(Portfolio Manager photograph)
An interview with Ian Hart, Portfolio Manager of Fidelity Advisor Europe Capital Appreciation Fund

Q. How did the fund perform, Ian?

A. For the 12-month period that ended October 31, 2000, the fund's Class A, Class T, Class B and Class C shares returned 5.67%, 5.40%, 4.87% and 4.96%, respectively. By comparison, the Morgan Stanley Capital International Europe Index posted a total return of 1.16% for the same period, while the European region funds average, as tracked by Lipper Inc., returned 12.53%.

Q. What were the major factors that influenced this performance?

A. The fund lost some of its earlier gains during the second half of the period. This came as a result of the major downward correction that began in U.S. markets at mid-year and led to downward momentum in Europe and elsewhere. The bubble burst for many of the technology, media and telecommunications names that had contributed so greatly to performance in the past couple of years. Fortunately, by underweighting the fund's exposure to these sectors, it missed some of the downside. The markets remained volatile, and there really were no clear sector themes driving performance. The fund was able to beat the index almost entirely because of favorable stock picking. I found positive company stories in a variety of sectors, including financial services, pharmaceuticals, consumer goods and even in technology. The markets were very unforgiving of companies that missed their earnings projections, so with assistance from Fidelity's European research team based in London, I focused even more intently on owning attractively priced companies that I felt were not going to disappoint on their numbers. The fund lagged the Lipper average, which was more aggressively positioned in the high-growth sectors that drove performance early in the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What else did you do to position the fund for this period of market correction and volatility?

A. I became for the most part sector-agnostic and focused on companies that I believed would deliver growth at a reasonable price. However, as mentioned earlier, I did reduce the fund's overall exposure to the telecommunications, media and technology sectors, where it previously was overweighted, and I also reduced its positions in the energy sector. At the same time, I increased holdings in the retail and financial services sectors, but did so on the basis of company-specific stories, rather than part of any broad sector themes.

Q. Which individual holdings helped performance the most during the period?

A. Swatch, the Swiss watch manufacturer, made a strong contribution as the company continued to deliver earnings that exceeded the market's expectations. Nutreco, a Dutch fish farming and animal foods company, also showed surprisingly attractive earnings growth, and its stock price rose as the market began to recognize the company's growth potential. Wella, a German hair care company, was able to benefit from internal improvements that helped drive attractive earnings growth and was rewarded with robust stock price appreciation. Amvescap, a U.K.-based fund manager with significant business in the U.S., also did extremely well as its profitability improved.

Q. What holdings were disappointments - especially in the latter part of the period?

A. Germany's Deutsche Telekom, which I've since sold, and the U.K.'s Vodaphone Group were two telecommunications concerns that were caught in the second-half's downdraft. But, of course, many of the high-flying stocks in the telecom, media and technology sectors have come down quite a lot from their recent historical highs. Valuations for many of these companies were quite high, but when the growth assumptions that supported those valuations began to be downgraded, the bubble finally burst. And as I said earlier, companies that missed their earnings targets were punished severely.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook for the next six months, Ian?

A. Despite the likelihood of continued volatility in the broad market, I think there are still plenty of attractive investment opportunities in Europe. I will remain focused on bottom-up stock picking, looking for ideas across a wide range of industry sectors. I am greatly assisted in this task by Fidelity's European research team in London. This invaluable research asset gives me many more feet on the ground in Europe, kicking the tires and providing the necessary due diligence that allows me to both keep on top of existing stocks and generate new stock ideas.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term capital appreciation by investing mainly in equity securities of European issuers

Start date: December 17, 1998

Size: as of October 31, 2000, more than $35 million

Manager: Ian Hart, since April 2000; international equity analyst, 1997-2000; European equity analyst in U.K., 1994-1997; joined Fidelity in 1994

3

Ian Hart discusses Europe's investment environment:

"There's some truth in the adage ´When the U.S. sneezes, the rest of the world catches cold.' The European markets certainly take their lead from the U.S., and in current terms that means that the markets on the Continent are somewhat volatile as well. Beyond this near-term volatility, I think the longer-term economic situation in Europe is relatively benign. It does not appear that the Continent is headed into recession, although it is fair to say that economic growth in Europe is forecast to lag that of the U.S. over the next 12 months.

"Economic recovery in Europe has been more a case of slow, steady improvement. Long-term, I remain positive about the structural developments that are now underway in Europe. I think it's encouraging that many European companies and politicians are looking to the U.S. business and economic models to help them solve some of their more pressing structural problems, such as reducing unemployment and improving productivity. European governments are pursuing such issues as tax reform, deregulation and privatization of industry, pension reform, and a whole range of initiatives aimed at moving Europe toward the free-market type of economy that exists in the U.S. I think this bodes well for economic growth in the region over the long term."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
TotalFinaElf SA Class B (France, Oil & Gas)	6.0	5.4
Vodafone Group PLC (United Kingdom, Cellular)	5.1	5.1
Royal Dutch Petroleum Co. (Hague Registry) (Netherlands, Oil & Gas)	3.8	2.3
Castorama Dubois Investissements SA (France, Retail & Wholesale, Miscellaneous)	3.5	1.1
Nokia AB (Finland, Communications Equipment)	3.5	3.2
	21.9	17.1
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Finance	26.1	16.7
Retail & Wholesale	12.5	3.2
Utilities	11.6	20.3
Energy	10.6	10.9
Technology	8.1	13.2
Top Five Countries as of October 31, 2000
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	24.2	28.2
France	21.4	20.3
Netherlands	12.0	9.3
Switzerland	9.6	6.4
Germany	8.1	10.2
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2000	As of April 30, 2000
Stocks 98.6%	Stocks 93.4%
Short-Term Investments and Net Other Assets 1.4%	Short-Term Investments and Net Other Assets 6.6%

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (Note 1)
Belgium - 0.4%
KBC Bancassurance Holding NV	3,600	$ 149,117
Denmark - 1.4%
Bang & Olufsen Holding AS	3,500	170,902
Novo-Nordisk AS Series B (a)	1,551	329,125
TOTAL DENMARK		500,027
Finland - 4.1%
Nokia AB	28,840	1,232,910
UPM-Kymmene Corp.	7,400	209,475
TOTAL FINLAND		1,442,385
France - 21.4%
Alcatel SA (RFD) (a)	8,206	511,849
Aventis SA (France)	5,000	360,313
AXA SA de CV	4,635	613,733
BNP Paribas SA	5,523	476,293
Castorama Dubois Investissements SA	6,146	1,249,927
Groupe Danone (a)	940	131,489
ILOG SA sponsored ADR (a)	5,200	156,000
Integra SA (a)	8,400	68,091
Pernod-Ricard	3,100	142,089
Royal Canin SA	1,600	144,636
Sanofi-Synthelabo SA	7,000	368,379
Societe Generale Class A (a)	2,104	119,475
Suez Lyonnaise des Eaux (France)	1,908	291,188
Television Francaise 1 SA (a)	1,710	93,328
TotalFinaElf SA Class B	14,917	2,136,857
Vivendi Environment (a)	9,100	339,860
Vivendi SA	5,125	368,453
TOTAL FRANCE		7,571,960
Germany - 7.8%
ACG AG	1,200	63,151
Allianz AG (Reg.)	1,333	452,071
Deutsche Lufthansa AG (Reg.)	13,500	263,552
Douglas Holding AG	3,100	92,358
Fresenius Medical Care AG	2,900	230,817
Fresenius Medical Care AG sponsored ADR	1	27
Karstadt Quelle AG	24,000	783,476
Muenchener Ruckversicherungs-Gesellschaft AG (Reg.)	1,067	335,551
Software AG	1,700	121,786
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
United Internet AG (a)	3,000	$ 19,302
Wella AG	11,090	421,711
TOTAL GERMANY		2,783,802
Greece - 0.6%
Antenna TV SA sponsored ADR (a)	10,800	213,300
Ireland - 0.7%
Irish Life & Permanent PLC	24,200	242,589
Israel - 0.3%
Orad Hi-Tech Systems Ltd.	3,200	96,016
Italy - 5.6%
Alleanza Assicurazioni Spa	48,800	644,766
Banca Intesa Spa	112,300	469,452
Banca Nazionale del Lavoro (BNL)	51,300	165,465
Saipem Spa	20,500	107,726
Telecom Italia Mobile Spa	39,600	336,965
Telecom Italia Spa	21,400	251,450
TOTAL ITALY		1,975,824
Netherlands - 12.0%
Hunter Douglas NV	4,800	137,709
ING Groep NV (Certificaten Van Aandelen)	12,553	862,201
Koninklijke Ahold NV	35,584	1,033,873
Koninklijke Philips Electronics NV	3,510	137,971
Numico NV	4,300	201,106
Nutreco Holding NV	7,800	336,329
Oce NV	12,900	192,164
Royal Dutch Petroleum Co. (Hague Registry)	22,800	1,353,750
TOTAL NETHERLANDS		4,255,103
Norway - 1.6%
Norsk Hydro AS (a)	7,200	285,923
TANDBERG ASA (a)	10,400	275,334
TOTAL NORWAY		561,257
Spain - 5.7%
Aldeasa SA	3,200	60,570
Altadis SA	20,300	304,121
Banco Santander Central Hispano SA	71,160	689,775
Cortefiel SA	8,800	157,979
Common Stocks - continued
	Shares	Value (Note 1)
Spain - continued
Sogecable SA (a)	3,100	$ 75,781
Telefonica SA (a)	38,105	726,759
TOTAL SPAIN		2,014,985
Sweden - 1.6%
Tele1 Europe Holding AB (a)	11,900	91,658
Telefonaktiebolaget LM Ericsson (B Shares)	34,500	478,688
TOTAL SWEDEN		570,346
Switzerland - 9.6%
Credit Suisse Group (Reg.)	3,350	628,067
Gretag Imaging Holding AG (Reg. D)	474	85,175
Julius Baer Holding AG	68	336,690
Nestle SA (Reg.)	175	362,656
Novartis AG (Reg.)	158	239,703
PubliGroupe SA (Reg.)	3	1,761
The Swatch Group AG (Bearer)	331	438,264
UBS AG	2,451	339,527
Zurich Financial Services Group AG	1,995	965,591
TOTAL SWITZERLAND		3,397,434
United Kingdom - 24.2%
3i Group PLC	13,300	301,748
Amvescap PLC	18,300	408,554
AstraZeneca Group PLC (United Kingdom)	4,900	233,669
Barclays PLC	6,900	197,258
Boots Co. PLC	76,680	611,396
British Land Co. PLC	26,700	159,473
British Telecommunications PLC	21,200	252,280
Cable & Wireless PLC	16,900	238,874
Carlton Communications PLC	18,600	149,653
Diageo PLC	50,600	477,173
Lloyds TSB Group PLC	79,700	811,098
Marconi PLC	8,300	104,683
Rank Group PLC Class L	46,800	116,017
Reuters Group PLC	15,900	312,369
SMG PLC	128,600	503,365
Smith & Nephew PLC	36,300	148,926
SmithKline Beecham PLC	34,300	447,186
Somerfield PLC	138,600	154,715
SSL International PLC	46,900	545,627
Telewest Communications PLC (a)	60,900	100,647
Vodafone Group PLC	427,010	1,817,460
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
W.H. Smith PLC	55,700	$ 327,031
WPP Group PLC	12,900	172,985
TOTAL UNITED KINGDOM		8,592,187
United States of America - 1.3%
Bristol-Myers Squibb Co.	4,700	286,406
Jupiter Media Metrix, Inc. (a)	4,900	66,763
Scientific-Atlanta, Inc.	1,700	116,344
TOTAL UNITED STATES OF AMERICA		469,513
TOTAL COMMON STOCKS (Cost $33,229,693)		34,835,845
Nonconvertible Preferred Stocks - 0.3%

Germany - 0.3%
ProSieben Sat.1 Media AG (a) (Cost $143,211)	4,000	125,962
Cash Equivalents - 2.4%

Fidelity Cash Central Fund, 6.61% (b) (Cost $846,203)	846,203	846,203
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $34,219,107)		35,808,010
NET OTHER ASSETS - (1.0)%		(358,649)
NET ASSETS - 100%		$ 35,449,361
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At October 31, 2000, the aggregate
cost of investment securities for income tax purposes was $34,347,387. Net unrealized appreciation aggregated $1,460,623, of which $3,805,620 related to appreciated investment securities and $2,344,997 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approx- imately $676,000 all of which will expire on October 31, 2007.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $34,219,107) - See accompanying schedule		$ 35,808,010
Receivable for investments sold		685,855
Receivable for fund shares sold		44,602
Dividends receivable		107,811
Interest receivable		7,819
Total assets		36,654,097
Liabilities
Payable for investments purchased	$ 1,036,613
Payable for fund shares redeemed	77,014
Accrued management fee	27,549
Distribution fees payable	19,529
Other payables and accrued expenses	44,031
Total liabilities		1,204,736
Net Assets		$ 35,449,361
Net Assets consist of:
Paid in capital		$ 34,664,052
Distributions in excess of net investment income		(5,530)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(793,708)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,584,547
Net Assets		$ 35,449,361

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,501,440 ÷ 314,626 shares)	$11.13
Maximum offering price per share (100/94.25 of $11.13)	$11.81
Class T: Net Asset Value and redemption price per share ($15,505,077 ÷ 1,397,996 shares)	$11.09
Maximum offering price per share (100/96.50 of $11.09)	$11.49
Class B: Net Asset Value and offering price per share ($8,132,121 ÷ 739,973 shares) A	$10.99
Class C: Net Asset Value and offering price per share ($7,117,399 ÷ 646,717 shares) A	$11.01
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,193,324 ÷ 106,906 shares)	$11.16

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 513,661
Interest		152,952
		666,613
Less foreign taxes withheld		(70,512)
Total income		596,101
Expenses
Management fee	$ 240,209
Transfer agent fees	105,666
Distribution fees	217,265
Accounting fees and expenses	60,452
Non-interested trustees' compensation	102
Custodian fees and expenses	70,051
Registration fees	70,915
Audit	29,131
Legal	596
Miscellaneous	363
Total expenses before reductions	794,750
Expense reductions	(17,756)	776,994
Net investment income (loss)		(180,893)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	50,042
Foreign currency transactions	(233)	49,809
Change in net unrealized appreciation (depreciation) on:
Investment securities	(18,260)
Assets and liabilities in foreign currencies	(4,201)	(22,461)
Net gain (loss)		27,348
Net increase (decrease) in net assets resulting from operations		$ (153,545)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2000	December 17, 1998 (commencement of operations) to October 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (180,893)	$ 25,819
Net realized gain (loss)	49,809	(845,281)
Change in net unrealized appreciation (depreciation)	(22,461)	1,607,008
Net increase (decrease) in net assets resulting from operations	(153,545)	787,546
Distributions to shareholders from net investment income	(30,237)	-
Share transactions - net increase (decrease)	12,733,299	22,112,298
Total increase (decrease) in net assets	12,549,517	22,899,844
Net Assets
Beginning of period	22,899,844	-
End of period (including under (over) distribution of net investment income of $(5,530) and $24,274, respectively)	$ 35,449,361	$ 22,899,844

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.02)	.05
Net realized and unrealized gain (loss)	.62	.51
Total from investment operations	.60	.56
Less Distributions
From net investment income	(.03)	-
Net asset value, end of period	$ 11.13	$ 10.56
Total Return B, C	5.67%	5.60%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 3,501	$ 2,060
Ratio of expenses to average net assets	1.97%	2.00% A, F
Ratio of expenses to average net assets after expense reductions	1.93% G	1.96% A, G
Ratio of net investment income (loss) to average net assets	(.14)%	.56% A
Portfolio turnover	151%	164% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.54	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.05)	.03
Net realized and unrealized gain (loss)	.62	.51
Total from investment operations	.57	.54
Less Distributions
From net investment income	(.02)	-
Net asset value, end of period	$ 11.09	$ 10.54
Total Return B, C	5.40%	5.40%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 15,505	$ 12,343
Ratio of expenses to average net assets	2.24%	2.25% A, F
Ratio of expenses to average net assets after expense reductions	2.20% G	2.21% A, G
Ratio of net investment income (loss) to average net assets	(.41)%	.31% A
Portfolio turnover	151%	164% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.48	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.11)	(.02)
Net realized and unrealized gain (loss)	.62	.50
Total from investment operations	.51	.48
Net asset value, end of period	$ 10.99	$ 10.48
Total Return B, C	4.87%	4.80%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 8,132	$ 3,765
Ratio of expenses to average net assets	2.75% F	2.75% A, F
Ratio of expenses to average net assets after expense reductions	2.71% G	2.71% A, G
Ratio of net investment income (loss) to average net assets	(.91)%	(.19)% A
Portfolio turnover	151%	164% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.49	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.10)	(.02)
Net realized and unrealized gain (loss)	.62	.51
Total from investment operations	.52	.49
Net asset value, end of period	$ 11.01	$ 10.49
Total Return B, C	4.96%	4.90%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 7,117	$ 3,894
Ratio of expenses to average net assets	2.67%	2.75% A, F
Ratio of expenses to average net assets after expense reductions	2.63% G	2.71% A, G
Ratio of net investment income (loss) to average net assets	(.84)%	(.19)% A
Portfolio turnover	151%	164% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.58	$ 10.00
Income from Investment Operations
Net investment income D	.02	.07
Net realized and unrealized gain (loss)	.61	.51
Total from investment operations	.63	.58
Less Distributions
From net investment income	(.05)	-
Net asset value, end of period	$ 11.16	$ 10.58
Total Return B, C	5.94%	5.80%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,193	$ 838
Ratio of expenses to average net assets	1.70%	1.75% A, F
Ratio of expenses to average net assets after expense reductions	1.66% G	1.71% A, G
Ratio of net investment income to average net assets	.14%	.81% A
Portfolio turnover	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Advisor Europe Capital Appreciation Fund(the fund) is a fund of Fidelity Advisor Series VIII(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), net operating losses and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $59,439,802 and $46,738,099, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .72% of average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares(collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00% *
Class C	1.00% *

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 9,134	$ 1,089
Class T	74,158	677
Class B	70,840	53,445
Class C	63,133	29,221
	$ 217,265	$ 84,432

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 30,764	$ 16,053
Class T	41,937	11,422
Class B	23,439	23,439 *
Class C	4,979	4,979 *
	$ 101,119	$ 55,893

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 11,018.30
Class T	47,502.32
Class B	27,872.39
Class C	15,847.25
Institutional Class	3,427.28
	$ 105,666

Accounting Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $26 for the period.

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

	FMR Expense Limitations	Reimbursement
Class B	2.75%	$ 4,817

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $12,939 under this arrangement.

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended October 31,
2000
From net investment income
Class A	$ 6,069
Class T	20,045
Institutional Class	4,123
Total	$ 30,237

Annual Report

Notes to Financial Statements - continued

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	December 17, 1998 (commencement of operations) to October 31,	Year ended October 31,	December 17, 1998 (commencement of operations) to October 31,
	2000	1999	2000	1999

Class A Shares sold	373,657	242,665	$ 4,565,707	$ 2,460,326
Reinvestment of distributions	506	-	5,777	-
Shares redeemed	(254,574)	(47,628)	(3,013,956)	(483,630)
Net increase (decrease)	119,589	195,037	$ 1,557,528	$ 1,976,696
Class T Shares sold	1,077,009	1,472,795	$ 12,883,109	$ 14,972,579
Reinvestment of distributions	1,710	-	19,490	-
Shares redeemed	(851,689)	(301,829)	(9,965,209)	(3,050,024)
Net increase (decrease)	227,030	1,170,966	$ 2,937,390	$ 11,922,555
Class B Shares sold	588,134	399,772	$ 7,107,623	$ 4,048,052
Shares redeemed	(207,224)	(40,709)	(2,542,655)	(414,433)
Net increase (decrease)	380,910	359,063	$ 4,564,968	$ 3,633,619
Class C Shares sold	438,409	395,362	$ 5,321,772	$ 4,017,324
Shares redeemed	(163,047)	(24,007)	(1,979,745)	(243,373)
Net increase (decrease)	275,362	371,355	$ 3,342,027	$ 3,773,951
Institutional Class Shares sold	63,574	375,401	$ 753,492	$ 3,858,159
Reinvestment of distributions	216	-	2,469	-
Shares redeemed	(36,090)	(296,195)	(424,575)	(3,052,682)
Net increase (decrease)	27,700	79,206	$ 331,386	$ 805,477

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund, (the Fund), a fund of Fidelity Advisor Series VIII (the Trust), including the portfolio of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included con-firmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets, and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 8, 2000

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/6/99	$0.05	$0.02
Class T	12/6/99	$0.04	$0.02

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Richard Spillane, Jr., Vice President

Kevin McCarey, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Focus Funds

Fidelity Advisor Consumer
Industries Fund

Fidelity Advisor Cyclical
Industries Fund

Fidelity Advisor Financial
Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Natural
Resources Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Telecommunications & Utilities Growth Fund

Growth Funds

Fidelity Advisor Korea Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor International
Capital Appreciation Fund

Fidelity Advisor Overseas Fund

Fidelity Advisor Diversified International Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor TechnoQuant®
Growth Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor Value Strategies Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Dynamic Capital Appreciation Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Growth
Opportunities Fund

Growth and Income Funds

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Asset Allocation Fund

Fidelity Advisor Balanced Fund

Taxable Income Funds

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor High Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor Strategic Income Fund

Fidelity Advisor Mortgage
Securities Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Short Fixed-Income Fund

Municipal Funds

Fidelity Advisor Municipal Income Fund

Money Market Funds

Prime Fund

Treasury Fund

Tax-Exempt Fund

AEUR-ANN-1200 118643
1.728711.101

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Europe Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Europe Capital Appreciation Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - Inst CL	5.94%	12.09%
MSCI Europe	1.16%	8.03%
European Region Funds Average	12.53%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' return to the performance of the Morgan Stanley Capital International Europe Index (MSCI Europe) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 2000, the index included over 400 equity securities of countries domiciled in 15 European countries. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 151 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - Inst CL	5.94%	6.28%
MSCI Europe	1.16%	4.21%
European Region Funds Average	12.53%	n/a*

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Institutional Class on December 17, 1998, when the fund started. As the chart shows, by October 31, 2000, the value of the investment would have grown to $11,209 - a 12.09% increase on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $10,803 - an 8.03% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Currency disparities, the see-saw performance of technology and telecommunications stocks and increased uncertainty over the direction of energy prices contributed to volatile world markets for the 12-month period that ended October 31, 2000. Through the first half of the period, foreign investors enjoyed handsome returns from technology and telecommunications holdings. These gains disappeared down the stretch, however, as the dollar continued to outperform the struggling euro - the uniform currency of 11 European nations - and the Japanese yen by wide margins. Soaring oil and gas prices also added to the volatility. The Morgan Stanley EAFE® index - which tracks the performance of stock markets in Europe, Australasia and the Far East - fell 2.72% during the period. Europe's economic recovery remained on course, but the euro's continued weakness proved to be a millstone. The Morgan Stanley Europe index had a 12-month return of 1.16%. Japan's economic recovery, on the other hand, appeared to be short-lived, or at least very, very slow in the making. The Morgan Stanley Japan index declined 11.61% during the period. Emerging markets, meanwhile, were unable to sustain the momentum they carried into early 2000 - the Morgan Stanley Emerging Markets Free index tumbled 10.33%.

(Portfolio Manager photograph)
An interview with Ian Hart, Portfolio Manager of Fidelity Advisor Europe Capital Appreciation Fund

Q. How did the fund perform, Ian?

A. For the 12-month period that ended October 31, 2000, the fund's Institutional Class shares posted a total return of 5.94%. By comparison, the Morgan Stanley Capital International Europe Index returned 1.16% for the same period, while the European funds average, as tracked by Lipper Inc., returned 12.53%.

Q. What were the major factors that influenced this performance?

A. The fund lost some of its earlier gains during the second half of the period. This came as a result of the major downward correction that began in U.S. markets at mid-year and led to downward momentum in Europe and elsewhere. The bubble burst for many of the technology, media and telecommunications names that had contributed so greatly to performance in the past couple of years. Fortunately, by underweighting the fund's exposure to these sectors, it missed some of the downside. The markets remained volatile, and there really were no clear sector themes driving performance. The fund was able to beat the index almost entirely because of favorable stock picking. I found positive company stories in a variety of sectors, including financial services, pharmaceuticals, consumer goods and even in technology. The markets were very unforgiving of companies that missed their earnings projections, so with assistance from Fidelity's European research team based in London, I focused even more intently on owning attractively priced companies that I felt were not going to disappoint on their numbers. The fund lagged the Lipper average, which was more aggressively positioned in the high-growth sectors that drove performance early in the period.

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Fund Talk: The Manager's Overview - continued

Q. What else did you do to position the fund for this period of market correction and volatility?

A. I became for the most part sector-agnostic and focused on companies that I believed would deliver growth at a reasonable price. However, as mentioned earlier, I did reduce the fund's overall exposure to the telecommunications, media and technology sectors, where it previously was overweighted, and I also reduced its positions in the energy sector. At the same time, I increased holdings in the retail and financial services sectors, but did so on the basis of company-specific stories, rather than part of any broad sector themes.

Q. Which individual holdings helped performance the most during the period?

A. Swatch, the Swiss watch manufacturer, made a strong contribution as the company continued to deliver earnings that exceeded the market's expectations. Nutreco, a Dutch fish farming and animal foods company, also showed surprisingly attractive earnings growth, and its stock price rose as the market began to recognize the company's growth potential. Wella, a German hair care company, was able to benefit from internal improvements that helped drive attractive earnings growth and was rewarded with robust stock price appreciation. Amvescap, a U.K.-based fund manager with significant business in the U.S., also did extremely well as its profitability improved.

Q. What holdings were disappointments - especially in the latter part of the period?

A. Germany's Deutsche Telekom, which I've since sold, and the U.K.'s Vodaphone Group were two telecommunications concerns that were caught in the second-half's downdraft. But, of course, many of the high-flying stocks in the telecom, media and technology sectors have come down quite a lot from their recent historical highs. Valuations for many of these companies were quite high, but when the growth assumptions that supported those valuations began to be downgraded, the bubble finally burst. And as I said earlier, companies that missed their earnings targets were punished severely.

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Fund Talk: The Manager's Overview - continued

Q. What's your outlook for the next six months, Ian?

A. Despite the likelihood of continued volatility in the broad market, I think there are still plenty of attractive investment opportunities in Europe. I will remain focused on bottom-up stock picking, looking for ideas across a wide range of industry sectors. I am greatly assisted in this task by Fidelity's European research team in London. This invaluable research asset gives me many more feet on the ground in Europe, kicking the tires and providing the necessary due diligence that allows me to both keep on top of existing stocks and generate new stock ideas.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term capital appreciation by investing mainly in equity securities of European issuers

Start date: December 17, 1998

Size: as of October 31, 2000, more than $35 million

Manager: Ian Hart, since April 2000; international equity analyst, 1997-2000; European equity analyst in U.K., 1994-1997; joined Fidelity in 1994

3

Ian Hart discusses Europe's investment environment:

"There's some truth in the adage ´When the U.S. sneezes, the rest of the world catches cold.' The European markets certainly take their lead from the U.S., and in current terms that means that the markets on the Continent are somewhat volatile as well. Beyond this near-term volatility, I think the longer-term economic situation in Europe is relatively benign. It does not appear that the Continent is headed into recession, although it is fair to say that economic growth in Europe is forecast to lag that of the U.S. over the next 12 months.

"Economic recovery in Europe has been more a case of slow, steady improvement. Long-term, I remain positive about the structural developments that are now underway in Europe. I think it's encouraging that many European companies and politicians are looking to the U.S. business and economic models to help them solve some of their more pressing structural problems, such as reducing unemployment and improving productivity. European governments are pursuing such issues as tax reform, deregulation and privatization of industry, pension reform, and a whole range of initiatives aimed at moving Europe toward the free-market type of economy that exists in the U.S. I think this bodes well for economic growth in the region over the long term."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
TotalFinaElf SA Class B (France, Oil & Gas)	6.0	5.4
Vodafone Group PLC (United Kingdom, Cellular)	5.1	5.1
Royal Dutch Petroleum Co. (Hague Registry) (Netherlands, Oil & Gas)	3.8	2.3
Castorama Dubois Investissements SA (France, Retail & Wholesale, Miscellaneous)	3.5	1.1
Nokia AB (Finland, Communications Equipment)	3.5	3.2
	21.9	17.1
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Finance	26.1	16.7
Retail & Wholesale	12.5	3.2
Utilities	11.6	20.3
Energy	10.6	10.9
Technology	8.1	13.2
Top Five Countries as of October 31, 2000
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	24.2	28.2
France	21.4	20.3
Netherlands	12.0	9.3
Switzerland	9.6	6.4
Germany	8.1	10.2
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2000	As of April 30, 2000
Stocks 98.6%	Stocks 93.4%
Short-Term Investments and Net Other Assets 1.4%	Short-Term Investments and Net Other Assets 6.6%

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (Note 1)
Belgium - 0.4%
KBC Bancassurance Holding NV	3,600	$ 149,117
Denmark - 1.4%
Bang & Olufsen Holding AS	3,500	170,902
Novo-Nordisk AS Series B (a)	1,551	329,125
TOTAL DENMARK		500,027
Finland - 4.1%
Nokia AB	28,840	1,232,910
UPM-Kymmene Corp.	7,400	209,475
TOTAL FINLAND		1,442,385
France - 21.4%
Alcatel SA (RFD) (a)	8,206	511,849
Aventis SA (France)	5,000	360,313
AXA SA de CV	4,635	613,733
BNP Paribas SA	5,523	476,293
Castorama Dubois Investissements SA	6,146	1,249,927
Groupe Danone (a)	940	131,489
ILOG SA sponsored ADR (a)	5,200	156,000
Integra SA (a)	8,400	68,091
Pernod-Ricard	3,100	142,089
Royal Canin SA	1,600	144,636
Sanofi-Synthelabo SA	7,000	368,379
Societe Generale Class A (a)	2,104	119,475
Suez Lyonnaise des Eaux (France)	1,908	291,188
Television Francaise 1 SA (a)	1,710	93,328
TotalFinaElf SA Class B	14,917	2,136,857
Vivendi Environment (a)	9,100	339,860
Vivendi SA	5,125	368,453
TOTAL FRANCE		7,571,960
Germany - 7.8%
ACG AG	1,200	63,151
Allianz AG (Reg.)	1,333	452,071
Deutsche Lufthansa AG (Reg.)	13,500	263,552
Douglas Holding AG	3,100	92,358
Fresenius Medical Care AG	2,900	230,817
Fresenius Medical Care AG sponsored ADR	1	27
Karstadt Quelle AG	24,000	783,476
Muenchener Ruckversicherungs-Gesellschaft AG (Reg.)	1,067	335,551
Software AG	1,700	121,786
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
United Internet AG (a)	3,000	$ 19,302
Wella AG	11,090	421,711
TOTAL GERMANY		2,783,802
Greece - 0.6%
Antenna TV SA sponsored ADR (a)	10,800	213,300
Ireland - 0.7%
Irish Life & Permanent PLC	24,200	242,589
Israel - 0.3%
Orad Hi-Tech Systems Ltd.	3,200	96,016
Italy - 5.6%
Alleanza Assicurazioni Spa	48,800	644,766
Banca Intesa Spa	112,300	469,452
Banca Nazionale del Lavoro (BNL)	51,300	165,465
Saipem Spa	20,500	107,726
Telecom Italia Mobile Spa	39,600	336,965
Telecom Italia Spa	21,400	251,450
TOTAL ITALY		1,975,824
Netherlands - 12.0%
Hunter Douglas NV	4,800	137,709
ING Groep NV (Certificaten Van Aandelen)	12,553	862,201
Koninklijke Ahold NV	35,584	1,033,873
Koninklijke Philips Electronics NV	3,510	137,971
Numico NV	4,300	201,106
Nutreco Holding NV	7,800	336,329
Oce NV	12,900	192,164
Royal Dutch Petroleum Co. (Hague Registry)	22,800	1,353,750
TOTAL NETHERLANDS		4,255,103
Norway - 1.6%
Norsk Hydro AS (a)	7,200	285,923
TANDBERG ASA (a)	10,400	275,334
TOTAL NORWAY		561,257
Spain - 5.7%
Aldeasa SA	3,200	60,570
Altadis SA	20,300	304,121
Banco Santander Central Hispano SA	71,160	689,775
Cortefiel SA	8,800	157,979
Common Stocks - continued
	Shares	Value (Note 1)
Spain - continued
Sogecable SA (a)	3,100	$ 75,781
Telefonica SA (a)	38,105	726,759
TOTAL SPAIN		2,014,985
Sweden - 1.6%
Tele1 Europe Holding AB (a)	11,900	91,658
Telefonaktiebolaget LM Ericsson (B Shares)	34,500	478,688
TOTAL SWEDEN		570,346
Switzerland - 9.6%
Credit Suisse Group (Reg.)	3,350	628,067
Gretag Imaging Holding AG (Reg. D)	474	85,175
Julius Baer Holding AG	68	336,690
Nestle SA (Reg.)	175	362,656
Novartis AG (Reg.)	158	239,703
PubliGroupe SA (Reg.)	3	1,761
The Swatch Group AG (Bearer)	331	438,264
UBS AG	2,451	339,527
Zurich Financial Services Group AG	1,995	965,591
TOTAL SWITZERLAND		3,397,434
United Kingdom - 24.2%
3i Group PLC	13,300	301,748
Amvescap PLC	18,300	408,554
AstraZeneca Group PLC (United Kingdom)	4,900	233,669
Barclays PLC	6,900	197,258
Boots Co. PLC	76,680	611,396
British Land Co. PLC	26,700	159,473
British Telecommunications PLC	21,200	252,280
Cable & Wireless PLC	16,900	238,874
Carlton Communications PLC	18,600	149,653
Diageo PLC	50,600	477,173
Lloyds TSB Group PLC	79,700	811,098
Marconi PLC	8,300	104,683
Rank Group PLC Class L	46,800	116,017
Reuters Group PLC	15,900	312,369
SMG PLC	128,600	503,365
Smith & Nephew PLC	36,300	148,926
SmithKline Beecham PLC	34,300	447,186
Somerfield PLC	138,600	154,715
SSL International PLC	46,900	545,627
Telewest Communications PLC (a)	60,900	100,647
Vodafone Group PLC	427,010	1,817,460
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
W.H. Smith PLC	55,700	$ 327,031
WPP Group PLC	12,900	172,985
TOTAL UNITED KINGDOM		8,592,187
United States of America - 1.3%
Bristol-Myers Squibb Co.	4,700	286,406
Jupiter Media Metrix, Inc. (a)	4,900	66,763
Scientific-Atlanta, Inc.	1,700	116,344
TOTAL UNITED STATES OF AMERICA		469,513
TOTAL COMMON STOCKS (Cost $33,229,693)		34,835,845
Nonconvertible Preferred Stocks - 0.3%

Germany - 0.3%
ProSieben Sat.1 Media AG (a) (Cost $143,211)	4,000	125,962
Cash Equivalents - 2.4%

Fidelity Cash Central Fund, 6.61% (b) (Cost $846,203)	846,203	846,203
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $34,219,107)		35,808,010
NET OTHER ASSETS - (1.0)%		(358,649)
NET ASSETS - 100%		$ 35,449,361
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At October 31, 2000, the aggregate
cost of investment securities for income tax purposes was $34,347,387. Net unrealized appreciation aggregated $1,460,623, of which $3,805,620 related to appreciated investment securities and $2,344,997 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approx- imately $676,000 all of which will expire on October 31, 2007.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $34,219,107) - See accompanying schedule		$ 35,808,010
Receivable for investments sold		685,855
Receivable for fund shares sold		44,602
Dividends receivable		107,811
Interest receivable		7,819
Total assets		36,654,097
Liabilities
Payable for investments purchased	$ 1,036,613
Payable for fund shares redeemed	77,014
Accrued management fee	27,549
Distribution fees payable	19,529
Other payables and accrued expenses	44,031
Total liabilities		1,204,736
Net Assets		$ 35,449,361
Net Assets consist of:
Paid in capital		$ 34,664,052
Distributions in excess of net investment income		(5,530)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(793,708)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,584,547
Net Assets		$ 35,449,361

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,501,440 ÷ 314,626 shares)	$11.13
Maximum offering price per share (100/94.25 of $11.13)	$11.81
Class T: Net Asset Value and redemption price per share ($15,505,077 ÷ 1,397,996 shares)	$11.09
Maximum offering price per share (100/96.50 of $11.09)	$11.49
Class B: Net Asset Value and offering price per share ($8,132,121 ÷ 739,973 shares) A	$10.99
Class C: Net Asset Value and offering price per share ($7,117,399 ÷ 646,717 shares) A	$11.01
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,193,324 ÷ 106,906 shares)	$11.16

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 513,661
Interest		152,952
		666,613
Less foreign taxes withheld		(70,512)
Total income		596,101
Expenses
Management fee	$ 240,209
Transfer agent fees	105,666
Distribution fees	217,265
Accounting fees and expenses	60,452
Non-interested trustees' compensation	102
Custodian fees and expenses	70,051
Registration fees	70,915
Audit	29,131
Legal	596
Miscellaneous	363
Total expenses before reductions	794,750
Expense reductions	(17,756)	776,994
Net investment income (loss)		(180,893)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	50,042
Foreign currency transactions	(233)	49,809
Change in net unrealized appreciation (depreciation) on:
Investment securities	(18,260)
Assets and liabilities in foreign currencies	(4,201)	(22,461)
Net gain (loss)		27,348
Net increase (decrease) in net assets resulting from operations		$ (153,545)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2000	December 17, 1998 (commencement of operations) to October 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (180,893)	$ 25,819
Net realized gain (loss)	49,809	(845,281)
Change in net unrealized appreciation (depreciation)	(22,461)	1,607,008
Net increase (decrease) in net assets resulting from operations	(153,545)	787,546
Distributions to shareholders from net investment income	(30,237)	-
Share transactions - net increase (decrease)	12,733,299	22,112,298
Total increase (decrease) in net assets	12,549,517	22,899,844
Net Assets
Beginning of period	22,899,844	-
End of period (including under (over) distribution of net investment income of $(5,530) and $24,274, respectively)	$ 35,449,361	$ 22,899,844

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.02)	.05
Net realized and unrealized gain (loss)	.62	.51
Total from investment operations	.60	.56
Less Distributions
From net investment income	(.03)	-
Net asset value, end of period	$ 11.13	$ 10.56
Total Return B, C	5.67%	5.60%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 3,501	$ 2,060
Ratio of expenses to average net assets	1.97%	2.00% A, F
Ratio of expenses to average net assets after expense reductions	1.93% G	1.96% A, G
Ratio of net investment income (loss) to average net assets	(.14)%	.56% A
Portfolio turnover	151%	164% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.54	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.05)	.03
Net realized and unrealized gain (loss)	.62	.51
Total from investment operations	.57	.54
Less Distributions
From net investment income	(.02)	-
Net asset value, end of period	$ 11.09	$ 10.54
Total Return B, C	5.40%	5.40%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 15,505	$ 12,343
Ratio of expenses to average net assets	2.24%	2.25% A, F
Ratio of expenses to average net assets after expense reductions	2.20% G	2.21% A, G
Ratio of net investment income (loss) to average net assets	(.41)%	.31% A
Portfolio turnover	151%	164% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.48	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.11)	(.02)
Net realized and unrealized gain (loss)	.62	.50
Total from investment operations	.51	.48
Net asset value, end of period	$ 10.99	$ 10.48
Total Return B, C	4.87%	4.80%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 8,132	$ 3,765
Ratio of expenses to average net assets	2.75% F	2.75% A, F
Ratio of expenses to average net assets after expense reductions	2.71% G	2.71% A, G
Ratio of net investment income (loss) to average net assets	(.91)%	(.19)% A
Portfolio turnover	151%	164% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.49	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.10)	(.02)
Net realized and unrealized gain (loss)	.62	.51
Total from investment operations	.52	.49
Net asset value, end of period	$ 11.01	$ 10.49
Total Return B, C	4.96%	4.90%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 7,117	$ 3,894
Ratio of expenses to average net assets	2.67%	2.75% A, F
Ratio of expenses to average net assets after expense reductions	2.63% G	2.71% A, G
Ratio of net investment income (loss) to average net assets	(.84)%	(.19)% A
Portfolio turnover	151%	164% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.58	$ 10.00
Income from Investment Operations
Net investment income D	.02	.07
Net realized and unrealized gain (loss)	.61	.51
Total from investment operations	.63	.58
Less Distributions
From net investment income	(.05)	-
Net asset value, end of period	$ 11.16	$ 10.58
Total Return B, C	5.94%	5.80%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,193	$ 838
Ratio of expenses to average net assets	1.70%	1.75% A, F
Ratio of expenses to average net assets after expense reductions	1.66% G	1.71% A, G
Ratio of net investment income to average net assets	.14%	.81% A
Portfolio turnover	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Advisor Europe Capital Appreciation Fund(the fund) is a fund of Fidelity Advisor Series VIII(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), net operating losses and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $59,439,802 and $46,738,099, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .72% of average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares(collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00% *
Class C	1.00% *

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 9,134	$ 1,089
Class T	74,158	677
Class B	70,840	53,445
Class C	63,133	29,221
	$ 217,265	$ 84,432

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 30,764	$ 16,053
Class T	41,937	11,422
Class B	23,439	23,439 *
Class C	4,979	4,979 *
	$ 101,119	$ 55,893

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 11,018.30
Class T	47,502.32
Class B	27,872.39
Class C	15,847.25
Institutional Class	3,427.28
	$ 105,666

Accounting Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $26 for the period.

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

	FMR Expense Limitations	Reimbursement
Class B	2.75%	$ 4,817

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $12,939 under this arrangement.

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended October 31,
2000
From net investment income
Class A	$ 6,069
Class T	20,045
Institutional Class	4,123
Total	$ 30,237

Annual Report

Notes to Financial Statements - continued

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	December 17, 1998 (commencement of operations) to October 31,	Year ended October 31,	December 17, 1998 (commencement of operations) to October 31,
	2000	1999	2000	1999

Class A Shares sold	373,657	242,665	$ 4,565,707	$ 2,460,326
Reinvestment of distributions	506	-	5,777	-
Shares redeemed	(254,574)	(47,628)	(3,013,956)	(483,630)
Net increase (decrease)	119,589	195,037	$ 1,557,528	$ 1,976,696
Class T Shares sold	1,077,009	1,472,795	$ 12,883,109	$ 14,972,579
Reinvestment of distributions	1,710	-	19,490	-
Shares redeemed	(851,689)	(301,829)	(9,965,209)	(3,050,024)
Net increase (decrease)	227,030	1,170,966	$ 2,937,390	$ 11,922,555
Class B Shares sold	588,134	399,772	$ 7,107,623	$ 4,048,052
Shares redeemed	(207,224)	(40,709)	(2,542,655)	(414,433)
Net increase (decrease)	380,910	359,063	$ 4,564,968	$ 3,633,619
Class C Shares sold	438,409	395,362	$ 5,321,772	$ 4,017,324
Shares redeemed	(163,047)	(24,007)	(1,979,745)	(243,373)
Net increase (decrease)	275,362	371,355	$ 3,342,027	$ 3,773,951
Institutional Class Shares sold	63,574	375,401	$ 753,492	$ 3,858,159
Reinvestment of distributions	216	-	2,469	-
Shares redeemed	(36,090)	(296,195)	(424,575)	(3,052,682)
Net increase (decrease)	27,700	79,206	$ 331,386	$ 805,477

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund, (the Fund), a fund of Fidelity Advisor Series VIII (the Trust), including the portfolio of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included con-firmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets, and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 8, 2000

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/6/99	$0.07	$0.02

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

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Annual Report

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Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

Greg Fraser, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Peter S. Lynch

Ned C. Lautenbach *

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Focus Funds

Fidelity Advisor Consumer
Industries Fund

Fidelity Advisor Cyclical
Industries Fund

Fidelity Advisor Financial
Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Natural
Resources Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Telecommunications & Utilities Growth Fund

Growth Funds

Fidelity Advisor Korea Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor International
Capital Appreciation Fund

Fidelity Advisor Overseas Fund

Fidelity Advisor Diversified International Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor TechnoQuant®
Growth Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor Value Strategies Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Dynamic Capital Appreciation Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Growth
Opportunities Fund

Growth and Income Funds

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Asset Allocation Fund

Fidelity Advisor Balanced Fund

Taxable Income Funds

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor High Income Fund

Fidelity Advisor Strategic Income Fund

Fidelity Advisor Mortgage
Securities Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Short Fixed-Income Fund

Municipal Funds

Fidelity Advisor Municipal Income Fund

Money Market Funds

Prime Fund

Treasury Fund

Tax-Exempt Fund

AEURI-ANN-1200 118644
1.728712.101

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Emerging Asia

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Emerging Asia Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on June 16, 1999. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after June 16, 1999. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class A shares' total expenses, including its 0.25% 12b-1 fee had been reflected in the Closed-End Fund's performance, Class A's returns, prior to June 16, 1999 may have been lower. If Fidelity had not reimbursed certain class expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL A	-18.12%	-6.05%	-5.42%
Fidelity Adv Emerging Asia - CL A (incl. 5.75% sales charge)	-22.83%	-11.45%	-10.86%
MSCI AC Asia Free ex Japan	-20.11%	-30.96%	-27.54%
Pacific Region ex Japan Funds Average	-11.65%	-17.16%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital International AC (All Country) Asia Free ex Japan Index - a market capitalization-weighted index of over 491 stocks traded in 12 Asian markets, excluding Japan. To measure how Class A's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 84 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL A	-18.12%	-1.24%	-0.84%
Fidelity Adv Emerging Asia - CL A (incl. 5.75% sales charge)	-22.83%	-2.40%	-1.72%
MSCI AC Asia Free ex Japan	-20.11%	-7.14%	-4.76%
Pacific Region ex Japan Funds Average	-11.65%	-4.29%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Class A on March 25, 1994, when the Closed-End Fund started, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have been $8,914 - a 10.86% decrease on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Asia Free ex Japan Index did over the same period. With dividends reinvested, the same $10,000 would have been $7,246 - a 27.54% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Emerging Asia Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class T shares took place on June 16, 1999. Class T shares bear a 0.50% 12b-1 fee that is reflected in returns after June 16, 1999. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class T shares total expenses, including its 0.50% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class T's returns, prior to June 16, 1999 may have been lower. If Fidelity had not reimbursed certain class expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL T	-18.39%	-6.36%	-5.73%
Fidelity Adv Emerging Asia - CL T (incl. 3.50% sales charge)	-21.24%	-9.63%	-9.03%
MSCI AC Asia Free ex Japan	-20.11%	-30.96%	-27.54%
Pacific Region ex Japan Funds Average	-11.65%	-17.16%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International AC (All Country) Asia Free ex Japan Index - a market capitalization-weighted index of over 491 stocks traded in 12 Asian markets, excluding Japan. To measure how Class T's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 84 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL T	-18.39%	-1.30%	-0.89%
Fidelity Adv Emerging Asia - CL T (incl. 3.50% sales charge)	-21.24%	-2.01%	-1.42%
MSCI AC Asia Free ex Japan	-20.11%	-7.14%	-4.76%
Pacific Region ex Japan Funds Average	-11.65%	-4.29%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Class T on March 25, 1994, when the Closed-End Fund started, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have been $9,097 - a 9.03% decrease on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Asia Free ex Japan Index did over the same period. With dividends reinvested, the same $10,000 would have been $7,246 - a 27.54% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Emerging Asia Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on June 16, 1999. Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 16, 1999. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class B shares' total expenses, including its 1.00% 12b-1 fee had been reflected in the Closed-End Fund's performance, Class B's returns, prior to June 16, 1999 may have been lower. Class B shares' contingent deferred sales charges included in the, past one year, past 5 year and life of fund total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL B	-18.89%	-7.12%	-6.50%
Fidelity Adv Emerging Asia - CL B (incl. contingent deferred sales charge)	-22.95%	-8.86%	-6.50%
MSCI AC Asia Free ex Japan	-20.11%	-30.96%	-27.54%
Pacific Region ex Japan Funds Average	-11.65%	-17.16%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International AC (All Country) Asia Free ex Japan Index - a market capitalization-weighted index of over 491 stocks traded in 12 Asian markets, excluding Japan. To measure how Class B's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 84 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL B	-18.89%	-1.47%	-1.01%
Fidelity Adv Emerging Asia - CL B (incl. contingent deferred sales charge)	-22.95%	-1.84%	-1.01%
MSCI AC Asia Free ex Japan	-20.11%	-7.14%	-4.76%
Pacific Region ex Japan Funds Average	-11.65%	-4.29%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Class B on March 25, 1994, when the Closed-End Fund started. As the chart shows, by October 31, 2000, the value of the investment, would have been $9,350 - a 6.50% decrease on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Asia Free ex Japan Index did over the same period. With dividends reinvested, the same $10,000 would have been $7,246 - a 27.54% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Emerging Asia Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on June 16, 1999. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after June 16, 1999. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class C shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class C's returns, prior to June 16, 1999 may have been lower. Class C shares' contingent deferred sales charges included in the past one year, past 5 year and life of fund total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL C	-18.77%	-7.04%	-6.42%
Fidelity Adv Emerging Asia - CL C (incl. contingent deferred sales charge)	-19.58%	-7.04%	-6.42%
MSCI AC Asia Free ex Japan	-20.11%	-30.96%	-27.54%
Pacific Region ex Japan Funds Average	-11.65%	-17.16%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International AC (All Country) Asia Free ex Japan Index - a market capitalization-weighted index of over 491 stocks traded in 12 Asian markets, excluding Japan. To measure how Class C's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 84 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL C	-18.77%	-1.45%	-1.00%
Fidelity Adv Emerging Asia - CL C (incl. contingent deferred sales charge)	-19.58%	-1.45%	-1.00%
MSCI AC Asia Free ex Japan	-20.11%	-7.14%	-4.76%
Pacific Region ex Japan Funds Average	-11.65%	-4.29%	n/a*

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Class C on March 25, 1994, when the Closed-End Fund started. As the chart shows, by October 31, 2000, the value of the investment, would have been $9,358 - a 6.42% decrease on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Asia Free ex Japan Index did over the same period. With dividends reinvested, the same $10,000 would have been $7,246 - a 27.54% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Emerging Asian nations - which include Hong Kong, South Korea, India, Taiwan, Singapore and Malaysia, among others - faced a 12-month stock market and economic environment remarkably similar to what U.S. investors experienced during the year ending October 31, 2000. The early months of the period were characterized by surging stock markets bolstered by new economy technology stocks and strong global economies. But in March, those prevailing conditions were skewered by a rapidly descending NASDAQ Composite Index - the shockwaves of which hit many technology-dependent emerging Asian economies. Rapidly escalating oil prices played further havoc with the stock markets of these nations, as reflected in the 12-month return of the Morgan Stanley Capital International All Country Asia Free ex Japan Index - a market capitalization-weighted index of over 500 stocks traded in 11 Asian markets, excluding Japan. The index, which gained 64.67% in 1999, fell 20.11% for the 12 months ending October 31, 2000. Country-specific difficulties compounded the challenging market environment. A weak euro depressed corporate earnings in Hong Kong. South Korea and India, which import 100% and 70% of their respective oil needs, fell prey to the high price of the commodity. Taiwan's investor sentiment suffered from belligerent statements from China about reunification, while Singapore - a major exporter of semiconductors - was tripped up by a slowdown in personal computer demand.

(Portfolio Manager photograph)
An interview with Yosawadee Polcharoen, Portfolio Manager of Fidelity Advisor Emerging Asia Fund

Q. How did the fund perform, Yosawadee?

A. During the 12 months that ended October 31, 2000, the fund's Class A, Class T, Class B and Class C shares returned -18.12%, -18.39%, -18.89% and -18.77%, respectively. This compares to a total return of -20.11% for the Morgan Stanley Capital International (MSCI) All Country Asia Free ex Japan Index. Meanwhile, the Pacific Region ex Japan funds average tracked by Lipper Inc. returned -11.65%.

Fund Talk: The Manager's Overview - continued

Q. Why did the fund perform better than the index?

Annual Report

A. It was partially due to the fund's relatively large exposure to Hong Kong, which was a stronger performer than most during the period. The Hong Kong market benefited from its low exposure to the volatile telecommunications, media and technology (TMT) sectors, as well as its strength in the property sector. The fund's comparatively lower weightings in smaller markets such as the Philippines, Indonesia and Thailand, all of which fell sharply during the period, also contributed positively to relative performance.

Q. What contributed to the fund's underperformance of its peers?

A. The fund's competitors generally had a greater exposure to the technology sector, which performed strongly in the beginning of the year. Although the fund did overweight this sector, it was more diversified than its peers.

Q. What specific sectors helped performance?

A. As I mentioned, the fund's relatively large exposure to Hong Kong property companies, especially investment companies, helped performance. These companies performed strongly as the outlook for the sector improved. This was particularly true in the office sector, where rents have been rising strongly, while new supply is expected to be limited during the next few years. One example was Cheung Kong Holdings, which saw its share price rise by 21.9% during the year. Strong stock picking in telecommunications stocks also helped fund performance. Some examples of standout performers included China Mobile and SK Telecom in South Korea. These companies' share prices rose sharply as a result of strong subscriber growth arising from domestic economic recovery, lower handset prices and increased data traffic.

Q. What would you highlight as disappointments for the fund in the past year?

A. The fund's relatively large exposure to India and its relatively small exposure to the Malaysian market hurt fund performance. The Indian market performed poorly during the year because of weakness among software companies, which were in turn hurt by the downturn in the U.S. NASDAQ market. In contrast, Malaysia performed relatively well because of its re-inclusion in the Morgan Stanley index. Finally, the fund's relatively large position in Samsung Electronics of South Korea hurt performance, as investors grew concerned that personal computer and semiconductor demand growth was slowing.

Q. What changes did you make to the fund during the 12-month period?

A. I increased the fund's exposure to selected property companies in Hong Kong and Singapore, given the improved outlook for the sector. I also increased the fund's exposure to selected pharmaceutical companies in India because of strong growth in both the domestic and overseas markets, as well as their attractive valuations. In turn, I reduced the fund's investments in petrochemical companies because of excess supply coming from the Middle East.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook for the Southeast Asian markets?

A. In the short term, I remain cautious as markets are likely to remain volatile. I think they'll continue to be affected by the volatility in the NASDAQ market and by concerns over the impact of slowing U.S. economic growth on Asia. In the smaller markets in Asia, the disappointing pace of recovery and political uncertainty are likely to continue to hurt stock performance. Still, over the longer term, there are many reasons to be positive about the Southeast Asian markets. Valuations continue to be attractive, and the larger Asian economies are still recovering. This is especially true in China, which is experiencing strong growth in its economy and domestic consumption, and could further benefit from its inclusion in the World Trade Organization (WTO). Therefore, the potential for strong long-term growth in Asia remains positive.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to achieve long-term capital appreciation through investments in equity and debt securities of Asian emerging market issuers

Start date: March 25, 1994

Size: as of October 31, 2000, more than $42 million

Manager: Yosawadee Polcharoen, since 1999; joined Fidelity in 1992

3

Yosawadee Polcharoen on the increased trend toward outsourcing:

"Outsourcing has been a major theme in the fund, as American companies have increasingly looked to Asia to supply a wide array of products and components. Companies in the U.S. recognize that outsourcing enables them to reduce costs and capital expenditure and to become more efficient. There is great potential for growth in this arena. Currently, outsourcing demand from Europe and Japan has been relatively light, but could grow sharply in the next few years. Asia has many globally competitive companies and thus is likely to benefit from the increased outsourcing trend.

"Two examples of the outsourcing theme are Li & Fung of Hong Kong and Infosys Technologies of India. Li & Fung's and Infosys Technologies' share prices rose 113.2% and 91.2%, respectively, during the period and contributed strongly to fund performance. One of the fund's top-10 holdings, Li & Fung, is an export-trading operator and manages the supply chain network between buyers and factories. It has emerged as a major outsourcing company because its existing and potential customers are increasingly inclined to build their own brands by developing private labels. Software company Infosys Technologies - the fund's top holding in India - also is benefiting from the outsourcing trend, which has helped make it one of the strongest companies in its sector, with high margins and return on equity levels."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Hutchison Whampoa Ltd.	8.0	7.5
China Mobile Ltd.	6.1	0.0
SK Telecom Co. Ltd.	4.2	1.9
Samsung Electronics Co. Ltd.	3.9	6.3
Cheung Kong Holdings Ltd.	3.8	2.8
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6	4.1
Sun Hung Kai Properties Ltd.	2.6	1.4
United Microelectronics Corp.	2.4	2.8
Li & Fung Ltd.	2.2	1.0
DBS Group Holdings Ltd.	2.2	1.8
	39.0	29.6
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	21.4	31.6
Utilities	20.2	18.2
Finance	15.5	13.8
Construction & Real Estate	9.7	5.4
Industrial Machinery & Equipment	8.4	9.7
Asset Allocation (% of fund's net assets)
As of October 31, 2000	As of April 30, 2000
Stocks 93.1%	Stocks 95.7%
Short-Term Investments and Net Other Assets 6.9%	Short-Term Investments and Net Other Assets 4.3%

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value (Note 1)
China - 0.6%
China Petroleum & Chemical Corp. (H Shares)	640,000	$ 125,571
PetroChina Co. Ltd. (H Shares)	562,000	118,195
TOTAL CHINA		243,766
Hong Kong - 34.1%
Asia Satellite Telecommunications Holdings Ltd.	42,000	85,099
Bank of East Asia Ltd.	134,000	303,298
Cathay Pacific Airways Ltd.	258,000	468,162
Cheung Kong Holdings Ltd.	148,000	1,636,969
China Mobile Ltd. (a)	427,000	2,615,375
Citic Pacific Ltd.	81,000	325,124
CLP Holdings Ltd.	97,000	452,786
Dao Heng Bank Group Ltd.	47,000	237,473
Hang Seng Bank Ltd.	53,000	623,593
Henderson Land Development Co. Ltd.	82,000	353,324
Hong Kong & China Gas Co. Ltd.	260,000	328,420
Hong Kong Exchanges & Clearing Ltd.	94,000	163,941
Hongkong Land Holdings Ltd.	225,100	416,435
Hutchison Whampoa Ltd.	277,000	3,436,765
i-CABLE Communications Ltd.	309,800	113,226
Johnson Electric Holdings Ltd.	83,000	164,979
Legend Holdings Ltd.	272,000	230,214
Li & Fung Ltd.	506,000	940,888
Pacific Century Cyberworks Ltd. (a)	456,320	351,108
Pacific Century Cyberworks Ltd. rights 12/15/00	13,689	0
Sun Hung Kai Properties Ltd.	137,000	1,133,182
Television Broadcasts Ltd.	44,000	240,935
TOTAL HONG KONG		14,621,296
India - 11.5%
Dr. Reddy's Laboratories Ltd.	11,700	350,138
HCL Technologies Ltd.	9,800	248,855
Hero Honda Motors Ltd.	4,000	75,389
Hindalco Industries Ltd.	5,800	88,501
Hindustan Lever Ltd.	144,050	546,587
Housing Development Finance Corp. Ltd.	29,980	301,336
Hughes Software Systems Ltd.	12,800	289,294
ICICI Bank Ltd. sponsored ADR	33,200	157,700
Infosys Technologies Ltd.	5,400	826,444
ITC Ltd.	24,200	393,518
NIIT Ltd.	4,000	134,640
Pentamedia Graphics Ltd.	9,900	73,608
Common Stocks - continued
	Shares	Value (Note 1)
India - continued
Ranbaxy Laboratories Ltd.	29,000	$ 431,734
Reliance Industries Ltd.	35,200	227,791
Satyam Infoway Ltd. sponsored ADR	9,400	73,438
Sri Adhikari Brothers Television Network Ltd.	3,100	19,803
State Bank of India (a)	41,355	144,780
Sun Pharmaceutical Industries Ltd. (a)	14,000	162,878
Videsh Sanchar Nigam Ltd.	16,500	74,320
Wipro Ltd.	4,000	203,377
Zee Telefilms Ltd.	19,700	121,409
TOTAL INDIA		4,945,540
Indonesia - 0.6%
Astra International PT (a)	231,500	53,247
Gudang Garam PT Perusahaan	42,000	45,156
PT Indofood Sukses Makmur (a)	1,190,000	98,662
PT Telkomunikasi Indonesia	56,000	14,378
Sampoerna, Hanjaya Mandala	52,000	61,193
TOTAL INDONESIA		272,636
Korea (South) - 14.1%
H&CB	15,150	364,266
Hyundai Motor Co. Ltd.	6,000	68,571
Kookmin Bank	26,070	297,943
Kookmin Credit Card Co. Ltd.	7,590	165,479
Korea Electric Power Corp.	34,330	766,578
Korea Telecom	9,700	571,341
Pohang Iron & Steel Co. Ltd.	4,480	260,332
Samsung Electronics Co. Ltd.	13,187	1,651,998
Samsung Securities Co. Ltd.	4,762	86,239
SK Telecom Co. Ltd.	8,410	1,792,901
TOTAL KOREA (SOUTH)		6,025,648
Malaysia - 5.9%
British American Tobacco BHD	17,000	155,461
Commerce Asset Holding BHD	94,000	238,711
DiGi.com BHD (a)	143,000	214,500
Edaran Otomobil Nasional BHD (EON)	37,000	67,184
Malakoff BHD	49,000	120,566
Malayan Banking BHD	118,000	472,000
Public Bank BHD (For. Reg.)	170,000	145,842
Star Publications BHD	53,000	167,368
Tanjong PLC	49,000	91,553
Technology Resources Industries BHD (a)	280,000	226,947
Common Stocks - continued
	Shares	Value (Note 1)
Malaysia - continued
Telekom Malaysia BHD	80,000	$ 246,316
Tenaga Nasional BHD	118,000	381,947
TOTAL MALAYSIA		2,528,395
Philippines - 0.8%
ABS CBN Broadcasting Corp. unit	155,000	119,697
Bank of the Phillipene Island (BPI)	48,750	50,037
Manila Electric Co. Class B	51,144	41,995
Philippine Long Distance Telephone	10,000	151,515
TOTAL PHILIPPINES		363,244
Singapore - 11.4%
Chartered Semiconductor Manufacturing Ltd.	30,000	129,952
City Developments Ltd.	69,000	318,552
Datacraft Asia Ltd.	83,800	574,030
DBS Group Holdings Ltd.	78,463	925,725
Keppel Land Ltd.	173,000	258,341
Oversea-Chinese Banking Corp. Ltd.	81,604	520,926
Singapore Airlines Ltd.	70,000	702,194
Singapore Press Holdings Ltd.	26,298	376,221
Singapore Telecommunications Ltd.	310,000	514,164
SMRT Corp. Ltd.	332,500	130,764
United Overseas Bank Ltd.	56,470	418,416
TOTAL SINGAPORE		4,869,285
Taiwan - 11.4%
Acer, Inc.	237,500	197,059
Advanced Semiconductor Engineering, Inc. (a)	158,195	181,704
Asustek Computer, Inc. (a)	69,413	345,990
Bank Sinopac (a)	275,212	114,601
Cathay Life Insurance Co. Ltd.	61,053	109,631
Far Eastern Textile Ltd.	117,846	97,050
GigaMedia Ltd.	6,650	32,419
Hon Hai Precision Industries Co. Ltd. GDR (a)(c)	14,680	165,884
Macronix International Co. Ltd. (a)	131,580	187,389
Realtek Semiconductor Corp.	37,000	138,034
Siliconware Precision Industries Co. Ltd. (a)	219,296	167,018
Taishin International Bank (a)	331,892	155,157
Taiwan Cellular Corp.	41,000	85,681
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	514,054	1,559,668
United Microelectronics Corp. (a)	579,400	1,022,471
Common Stocks - continued
	Shares	Value (Note 1)
Taiwan - continued
Via Technologies, Inc. (a)	18,000	$ 129,288
Winbond Electronics Corp. sponsored GDR (a)(c)	21,043	200,961
TOTAL TAIWAN		4,890,005
Thailand - 1.4%
Advanced Info Service PCL (For. Reg.) (a)	11,400	94,058
Bangkok Bank Ltd. PCL (For. Reg.) (a)	88,500	75,641
BEC World PCL (For. Reg.)	21,000	100,513
PTT Exploration & Production PCL (For. Reg.)	33,000	80,479
Siam Cement PCL (For. Reg.) (a)	6,100	57,559
TelecomAsia Corp. PCL (a)	174,400	105,336
TelecomAsia Corp. PCL rights 4/30/08 (a)	190,863	43,594
Thai Farmers Bank PCL (For. Reg.) (a)	123,000	63,778
TOTAL THAILAND		620,958
United Kingdom - 1.2%
HSBC Holdings PLC (Reg.)	34,176	492,818
TOTAL COMMON STOCKS (Cost $36,986,894)		39,873,591
Nonconvertible Preferred Stocks - 0.1%

Taiwan - 0.1%
Taishin International Bank (Cost $45,194)	143,628	44,022
Cash Equivalents - 4.3%

Fidelity Cash Central Fund, 6.61% (b) (Cost $1,812,680)	1,812,680	1,812,680
TOTAL INVESTMENT PORTFOLIO - 97.4% (Cost $38,844,768)		41,730,293
NET OTHER ASSETS - 2.6%		1,131,280
NET ASSETS - 100%		$ 42,861,573
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $366,845 or 0.9% of net assets.

Income Tax Information

At October 31, 2000, the aggregate
cost of investment securities for income tax purposes was $39,017,287. Net unrealized appreciation aggregated $2,713,006, of which $9,848,678 related to appreciated investment securities and $7,135,672 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approximately $3,098,000 all of which will expire on October 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $38,844,768) - See accompanying schedule		$ 41,730,293
Foreign currency held at value (cost $1,151,306)		1,150,901
Receivable for investments sold		479,670
Receivable for fund shares sold		271,474
Dividends receivable		25,065
Interest receivable		3,729
Total assets		43,661,132
Liabilities
Payable for investments purchased	$ 470,357
Payable for fund shares redeemed	24,662
Accrued management fee	26,185
Distribution fees payable	13,495
Other payables and accrued expenses	264,860
Total liabilities		799,559
Net Assets		$ 42,861,573
Net Assets consist of:
Paid in capital		$ 43,907,077
Accumulated net investment (loss)		(57,141)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,744,996)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,756,633
Net Assets		$ 42,861,573

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($31,386,264 ÷ 2,554,124 shares)	$12.29
Maximum offering price per share (100/94.25 of $12.29)	$13.04
Class T: Net Asset Value and redemption price per share ($4,165,117 ÷ 340,085 shares)	$12.25
Maximum offering price per share (100/96.50 of $12.25)	$12.69
Class B: Net Asset Value and offering price per share ($3,663,830 ÷ 301,460 shares) A	$12.15
Class C: Net Asset Value and offering price per share ($2,123,846 ÷ 174,675 shares) A	$12.16
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,522,516 ÷ 123,350 shares)	$12.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 839,305
Interest		123,682
		962,987
Less foreign taxes withheld		(78,562)
Total income		884,425
Expenses
Management fee	$ 506,862
Transfer agent fees	180,436
Distribution fees	233,028
Accounting fees and expenses	60,478
Non-interested trustees' compensation	18,231
Custodian fees and expenses	264,583
Registration fees	50,269
Audit	94,799
Interest	14,940
Total expenses before reductions	1,423,626
Expense reductions	(14,639)	1,408,987
Net investment income (loss)		(524,562)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (net of foreign taxes of $1,025,377)	5,534,848
Foreign currency transactions	51,170	5,586,018
Change in net unrealized appreciation (depreciation) on:
Investment securities	(14,945,217)
Assets and liabilities in foreign currencies	(47,470)	(14,992,687)
Net gain (loss)		(9,406,669)
Net increase (decrease) in net assets resulting from operations		$ (9,931,231)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2000	Year ended October 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (524,562)	$ (167,945)
Net realized gain (loss)	5,586,018	5,313,599
Change in net unrealized appreciation (depreciation)	(14,992,687)	31,215,024
Net increase (decrease) in net assets resulting from operations	(9,931,231)	36,360,678
Share transactions - net increase (decrease)	(32,866,520)	(17,308,082)
Redemption fees	-	856,162
Total increase (decrease) in net assets	(42,797,751)	19,908,758
Net Assets
Beginning of period	85,659,324	65,750,566
End of period (including accumulated net investment loss of $57,141 and $40,690, respectively)	$ 42,861,573	$ 85,659,324

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2000	1999 H	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 15.01	$ 9.61	$ 11.59	$ 15.94	$ 13.94
Income from Investment Operations
Net investment income (loss) C	(.12)	(.03)	.03	.01	.01
Net realized and unrealized gain (loss)	(2.60)	5.30	(1.73)	(3.94)	2.05
Total from investment operations	(2.72)	5.27	(1.70)	(3.93)	2.06
Less Distributions
From net investment income	-	-	(.07)	(.01)	(.01)
In excess of net investment income	-	-	(.03)	-	(.05)
From net realized gain	-	-	(.13)	(.41)	-
In excess of net realized gain	-	-	(.06)	-	-
Total distributions	-	-	(.29)	(.42)	(.06)
Redemption fees added to paid in capital	-	.13	.01 G	- F	-
Net asset value, end of period	$ 12.29	$ 15.01	$ 9.61	$ 11.59	$ 15.94
Total Return A, B	(18.12)%	56.19%	(14.43)%	(25.23)%	14.81%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 31,386	$ 82,492	$ 65,751	$ 88,102	$ 134,614
Ratio of expenses to average net assets	1.98%	2.04% D	2.57%	1.72%	1.63%
Ratio of expenses to average net assets after expense reductions	1.96% E	2.03% E	2.54% E	1.71% E	1.63%
Ratio of net investment income (loss) to average net assets	(.69)%	(.22)%	.30%	.03%	.09%
Portfolio turnover	96%	62%	42%	55%	63%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the one time sales charge.

C Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

D FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F The fund incurred expenses of $.01 per share in connection with its tender offer which were offset by redemption fees collected as part of the tender offer.

G The fund incurred expenses of $.005 per share in connection with its tender offer which were offset by redemption fees collected as part of the tender offer.

H Prior to June 16, 1999, the fund operated as a closed-end management company. Shares of the fund existing at the time of its conversion to an open-ended management investment company were exchanged for Class A shares.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.01	$ 14.44
Income from Investment Operations
Net investment income (loss) D	(.14)	.13
Net realized and unrealized gain (loss)	(2.62)	.44
Total from investment operations	(2.76)	.57
Net asset value, end of period	$ 12.25	$ 15.01
Total Return B, C	(18.39)%	3.95%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,165	$ 1,405
Ratio of expenses to average net assets	2.17%	2.25% A, F
Ratio of expenses to average net assets after expense reductions	2.15% G	2.25% A
Ratio of net investment income (loss) to average net assets	(.88)%	2.34% A
Portfolio turnover	96%	62%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period June 16, 1999 (commencement of sale of Class T shares) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.98	$ 14.44
Income from Investment Operations
Net investment income (loss) D	(.24)	.08
Net realized and unrealized gain (loss)	(2.59)	.46
Total from investment operations	(2.83)	.54
Net asset value, end of period	$ 12.15	$ 14.98
Total Return B, C	(18.89)%	3.74%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 3,664	$ 977
Ratio of expenses to average net assets	2.77%	2.75% A, F
Ratio of expenses to average net assets after expense reductions	2.75% G	2.75% A
Ratio of net investment income (loss) to average net assets	(1.48)%	1.38% A
Portfolio turnover	96%	62%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period June 16, 1999 (commencement of sale of Class B shares) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.97	$ 14.44
Income from Investment Operations
Net investment income (loss) D	(.23)	.04
Net realized and unrealized gain (loss)	(2.58)	.49
Total from investment operations	(2.81)	.53
Net asset value, end of period	$ 12.16	$ 14.97
Total Return B, C	(18.77)%	3.67%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,124	$ 614
Ratio of expenses to average net assets	2.68%	2.75% A, F
Ratio of expenses to average net assets after expense reductions	2.66% G	2.75% A
Ratio of net investment income (loss) to average net assets	(1.40)%	.75% A
Portfolio turnover	96%	62%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period June 16, 1999 (commencement of sale of Class C shares) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.03	$ 14.44
Income from Investment Operations
Net investment income (loss) D	(.03)	.05
Net realized and unrealized gain (loss)	(2.66)	.54
Total from investment operations	(2.69)	.59
Net asset value, end of period	$ 12.34	$ 15.03
Total Return B, C	(17.90)%	4.09%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,523	$ 172
Ratio of expenses to average net assets	1.45%	1.75% A, F
Ratio of expenses to average net assets after expense reductions	1.42% G	1.75% A
Ratio of net investment income (loss) to average net assets	(.16)%	.90% A
Portfolio turnover	96%	62%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period June 16, 1999 (commencement of sale of Institutional Class shares) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Advisor Emerging Asia Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses on certain securities, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities - continued

transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $63,509,138 and $95,341,231, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .73% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 128,165	$ 22,798
Class T	37,937	-
Class B	41,771	31,365
Class C	25,155	23,935
	$ 233,028	$ 78,098

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 42,021	$ 23,623
Class T	27,032	9,369
Class B	28,330	28,330*
Class C	4,369	4,369*
	$ 101,752	$ 65,691

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 116,930.23
Class T	29,924.39
Class B	17,774.43
Class C	7,973.32
Institutional Class	7,835.18
	$ 180,436

Accounting Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Annual Report

Notes to Financial Statements - continued

5. Interfund Lending Program.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $8,702,600. The weighted average interest rate was 5.34%. Interest expense includes $12,899 paid under the interfund lending program. At period end there were no interfund loans outstanding.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $1,793,667. The weighted average interest rate was 6.83%. Interest expense includes $2,041 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

7. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $13,538 under this arrangement.

In addition, through an arrangement with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, each applicable class' expenses were reduced as follows under the transfer agent arrangements:

Transfer Agent Credits
Class A	$ 673
Institutional Class	428
$ 1,101

8. Beneficial Interest.

At the end of the period, FMR and its affiliates were record owners of approximately 6% of the total outstanding shares of the fund. In addition, one unaffiliated shareholder was record owner of more than 10% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	Year ended October 31,	Year ended October 31,	Year ended October 31,
	2000	1999	2000	1999

Class A Shares sold	1,912,449	88,023	$ 29,597,357	$ 1,327,477
Shares redeemed	(4,852,685)	(1,435,809)	(78,076,464)	(21,783,079)
Net increase (decrease)	(2,940,236)	(1,347,786)	$ (48,479,107)	$ (20,455,602)
Class T A Shares sold	1,038,267	173,217	$ 17,970,116	$ 2,566,076
Shares redeemed	(791,822)	(79,577)	(12,268,997)	(1,175,670)
Net increase (decrease)	246,445	93,640	$ 5,701,119	$ 1,390,406
Class B A Shares sold	386,873	82,132	$ 6,798,112	$ 1,228,722
Shares redeemed	(150,617)	(16,928)	(2,546,582)	(254,139)
Net increase (decrease)	236,256	65,204	$ 4,251,530	$ 974,583
Class C A Shares sold	203,787	44,256	$ 3,606,641	$ 662,150
Shares redeemed	(70,124)	(3,244)	(1,157,683)	(46,879)
Net increase (decrease)	133,663	41,012	$ 2,448,958	$ 615,271
Institutional Class A Shares sold	576,464	11,433	$ 10,570,991	$ 167,260
Shares redeemed	(464,547)	-	(7,360,011)	-
Net increase (decrease)	111,917	11,433	$ 3,210,980	$ 167,260

J For the year ended October 31, 1999, amounts shown are for the period June 16, 1999 to October 31, 1999.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 8, 2000

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Richard Spillane, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

General Distributor

Fidelity Distributors Corp.

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Focus Funds

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Industries Fund

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Industries Fund

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Services Fund

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Resources Fund

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& Utilities Growth Fund

Growth Funds

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Tax-Exempt Fund

AEA-ANN-1200 118667
1.703376.103

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Emerging Asia

Fund - Institutional Class

Annual Report

October 31, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Emerging Asia Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on June 16, 1999. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End fund. If the effect of Institutional Class expenses was reflected, returns may be lower than shown because Institutional Class shares of the fund may have higher total expenses than the Closed-End Fund. If Fidelity had not reimbursed certain class expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - Inst CL	-17.90%	-5.67%	-5.03%
MSCI AC Asia Free ex Japan	-20.11%	-30.96%	-27.54%
Pacific Region ex Japan Funds Average	-11.65%	-17.16%	n/a*

Cumulative total returns show Institutional Class performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital International AC (All Country) Asia Free ex Japan Index - a market capitalization-weighted index of over 491 stocks traded in 12 Asian markets, excluding Japan. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 84 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - Inst CL	-17.90%	-1.16%	-0.78%
MSCI AC Asia Free ex Japan	-20.11%	-7.14%	-4.76%
Pacific Region ex Japan Funds Average	-11.65%	-4.29%	n/a*

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class shares' had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Institutional Class on March 25, 1994, when the Closed-End Fund started. As the chart shows, by October 31, 2000, the value of the investment would have been $9,497 - a 5.03% decrease on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Asia Free ex Japan Index did over the same period. With dividends reinvested, the same $10,000 would have been $7,246 - a 27.54% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Emerging Asian nations - which include Hong Kong, South Korea, India, Taiwan, Singapore and Malaysia, among others - faced a 12-month stock market and economic environment remarkably similar to what U.S. investors experienced during the year ending October 31, 2000. The early months of the period were characterized by surging stock markets bolstered by new economy technology stocks and strong global economies. But in March, those prevailing conditions were skewered by a rapidly descending NASDAQ Composite Index - the shockwaves of which hit many technology-dependent emerging Asian economies. Rapidly escalating oil prices played further havoc with the stock markets of these nations, as reflected in the 12-month return of the Morgan Stanley Capital International All Country Asia Free ex Japan Index - a market capitalization-weighted index of over 500 stocks traded in 11 Asian markets, excluding Japan. The index, which gained 64.67% in 1999, fell 20.11% for the 12 months ending October 31, 2000. Country-specific difficulties compounded the challenging market environment. A weak euro depressed corporate earnings in Hong Kong. South Korea and India, which import 100% and 70% of their respective oil needs, fell prey to the high price of the commodity. Taiwan's investor sentiment suffered from belligerent statements from China about reunification, while Singapore - a major exporter of semiconductors - was tripped up by a slowdown in personal computer demand.

(Portfolio Manager photograph)
An interview with Yosawadee Polcharoen, Portfolio Manager of Fidelity Advisor Emerging Asia Fund

Q. How did the fund perform, Yosawadee?

A. During the 12 months that ended October 31, 2000, the fund's Institutional Class shares returned -17.90%. This compares to a total return of -20.11% for the Morgan Stanley Capital International (MSCI) All Country Asia Free ex Japan Index. Meanwhile, the Pacific region ex Japan funds average tracked by Lipper Inc. returned -11.65%.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why did the fund perform better than the index?

A. It was partially due to the fund's relatively large exposure to Hong Kong, which was a stronger performer than most during the period. The Hong Kong market benefited from its low exposure to the volatile telecommunications, media and technology (TMT) sectors, as well as its strength in the property sector. The fund's comparatively lower weightings in smaller markets such as the Philippines, Indonesia and Thailand, all of which fell sharply during the period, also contributed positively to relative performance.

Q. What contributed to the fund's underperformance of its peers?

A. The fund's competitors generally had a greater exposure to the technology sector, which performed strongly in the beginning of the year. Although the fund did overweight this sector, it was more diversified than its peers.

Q. What specific sectors helped performance?

A. As I mentioned, the fund's relatively large exposure to Hong Kong property companies, especially investment companies, helped performance. These companies performed strongly as the outlook for the sector improved. This was particularly true in the office sector, where rents have been rising strongly, while new supply is expected to be limited during the next few years. One example was Cheung Kong Holdings, which saw its share price rise by 21.9% during the year. Strong stock picking in telecommunications stocks also helped fund performance. Some examples of standout performers included China Mobile and SK Telecom in South Korea. These companies' share prices rose sharply as a result of strong subscriber growth arising from domestic economic recovery, lower handset prices and increased data traffic.

Q. What would you highlight as disappointments for the fund in the past year?

A. The fund's relatively large exposure to India and its relatively small exposure to the Malaysian market hurt fund performance. The Indian market performed poorly during the year because of weakness among software companies, which were in turn hurt by the downturn in the U.S. NASDAQ market. In contrast, Malaysia performed relatively well because of its re-inclusion in the Morgan Stanley index. Finally, the fund's relatively large position in Samsung Electronics of South Korea hurt performance, as investors grew concerned that personal computer and semiconductor demand growth was slowing.

Q. What changes did you make to the fund during the 12-month period?

A. I increased the fund's exposure to selected property companies in Hong Kong and Singapore, given the improved outlook for the sector. I also increased the fund's exposure to selected pharmaceutical companies in India because of strong growth in both the domestic and overseas markets, as well as their attractive valuations. In turn, I reduced the fund's investments in petrochemical companies because of excess supply coming from the Middle East.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook for the Southeast Asian markets?

A. In the short term, I remain cautious as markets are likely to remain volatile. I think they'll continue to be affected by the volatility in the NASDAQ market and by concerns over the impact of slowing U.S. economic growth on Asia. In the smaller markets in Asia, the disappointing pace of recovery and political uncertainty are likely to continue to hurt stock performance. Still, over the longer term, there are many reasons to be positive about the Southeast Asian markets. Valuations continue to be attractive, and the larger Asian economies are still recovering. This is especially true in China, which is experiencing strong growth in its economy and domestic consumption, and could further benefit from its inclusion in the World Trade Organization (WTO). Therefore, the potential for strong long-term growth in Asia remains positive.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to achieve long-term capital appreciation through investments in equity and debt securities of Asian emerging market issuers

Start date: March 25, 1994

Size: as of October 31, 2000, more than $42 million

Manager: Yosawadee Polcharoen, since 1999; joined Fidelity in 1992

3

Yosawadee Polcharoen on the increased trend toward outsourcing:

"Outsourcing has been a major theme in the fund, as American companies have increasingly looked to Asia to supply a wide array of products and components. Companies in the U.S. recognize that outsourcing enables them to reduce costs and capital expenditure and to become more efficient. There is great potential for growth in this arena. Currently, outsourcing demand from Europe and Japan has been relatively light, but could grow sharply in the next few years. Asia has many globally competitive companies and thus is likely to benefit from the increased outsourcing trend.

"Two examples of the outsourcing theme are Li & Fung of Hong Kong and Infosys Technologies of India. Li & Fung's and Infosys Technologies' share prices rose 113.2% and 91.2%, respectively, during the period and contributed strongly to fund performance. One of the fund's top-10 holdings, Li & Fung, is an export-trading operator and manages the supply chain network between buyers and factories. It has emerged as a major outsourcing company because its existing and potential customers are increasingly inclined to build their own brands by developing private labels. Software company Infosys Technologies - the fund's top holding in India - also is benefiting from the outsourcing trend, which has helped make it one of the strongest companies in its sector, with high margins and return on equity levels."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Hutchison Whampoa Ltd.	8.0	7.5
China Mobile Ltd.	6.1	0.0
SK Telecom Co. Ltd.	4.2	1.9
Samsung Electronics Co. Ltd.	3.9	6.3
Cheung Kong Holdings Ltd.	3.8	2.8
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6	4.1
Sun Hung Kai Properties Ltd.	2.6	1.4
United Microelectronics Corp.	2.4	2.8
Li & Fung Ltd.	2.2	1.0
DBS Group Holdings Ltd.	2.2	1.8
	39.0	29.6
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	21.4	31.6
Utilities	20.2	18.2
Finance	15.5	13.8
Construction & Real Estate	9.7	5.4
Industrial Machinery & Equipment	8.4	9.7
Asset Allocation (% of fund's net assets)
As of October 31, 2000	As of April 30, 2000
Stocks 93.1%	Stocks 95.7%
Short-Term Investments and Net Other Assets 6.9%	Short-Term Investments and Net Other Assets 4.3%

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value (Note 1)
China - 0.6%
China Petroleum & Chemical Corp. (H Shares)	640,000	$ 125,571
PetroChina Co. Ltd. (H Shares)	562,000	118,195
TOTAL CHINA		243,766
Hong Kong - 34.1%
Asia Satellite Telecommunications Holdings Ltd.	42,000	85,099
Bank of East Asia Ltd.	134,000	303,298
Cathay Pacific Airways Ltd.	258,000	468,162
Cheung Kong Holdings Ltd.	148,000	1,636,969
China Mobile Ltd. (a)	427,000	2,615,375
Citic Pacific Ltd.	81,000	325,124
CLP Holdings Ltd.	97,000	452,786
Dao Heng Bank Group Ltd.	47,000	237,473
Hang Seng Bank Ltd.	53,000	623,593
Henderson Land Development Co. Ltd.	82,000	353,324
Hong Kong & China Gas Co. Ltd.	260,000	328,420
Hong Kong Exchanges & Clearing Ltd.	94,000	163,941
Hongkong Land Holdings Ltd.	225,100	416,435
Hutchison Whampoa Ltd.	277,000	3,436,765
i-CABLE Communications Ltd.	309,800	113,226
Johnson Electric Holdings Ltd.	83,000	164,979
Legend Holdings Ltd.	272,000	230,214
Li & Fung Ltd.	506,000	940,888
Pacific Century Cyberworks Ltd. (a)	456,320	351,108
Pacific Century Cyberworks Ltd. rights 12/15/00	13,689	0
Sun Hung Kai Properties Ltd.	137,000	1,133,182
Television Broadcasts Ltd.	44,000	240,935
TOTAL HONG KONG		14,621,296
India - 11.5%
Dr. Reddy's Laboratories Ltd.	11,700	350,138
HCL Technologies Ltd.	9,800	248,855
Hero Honda Motors Ltd.	4,000	75,389
Hindalco Industries Ltd.	5,800	88,501
Hindustan Lever Ltd.	144,050	546,587
Housing Development Finance Corp. Ltd.	29,980	301,336
Hughes Software Systems Ltd.	12,800	289,294
ICICI Bank Ltd. sponsored ADR	33,200	157,700
Infosys Technologies Ltd.	5,400	826,444
ITC Ltd.	24,200	393,518
NIIT Ltd.	4,000	134,640
Pentamedia Graphics Ltd.	9,900	73,608
Common Stocks - continued
	Shares	Value (Note 1)
India - continued
Ranbaxy Laboratories Ltd.	29,000	$ 431,734
Reliance Industries Ltd.	35,200	227,791
Satyam Infoway Ltd. sponsored ADR	9,400	73,438
Sri Adhikari Brothers Television Network Ltd.	3,100	19,803
State Bank of India (a)	41,355	144,780
Sun Pharmaceutical Industries Ltd. (a)	14,000	162,878
Videsh Sanchar Nigam Ltd.	16,500	74,320
Wipro Ltd.	4,000	203,377
Zee Telefilms Ltd.	19,700	121,409
TOTAL INDIA		4,945,540
Indonesia - 0.6%
Astra International PT (a)	231,500	53,247
Gudang Garam PT Perusahaan	42,000	45,156
PT Indofood Sukses Makmur (a)	1,190,000	98,662
PT Telkomunikasi Indonesia	56,000	14,378
Sampoerna, Hanjaya Mandala	52,000	61,193
TOTAL INDONESIA		272,636
Korea (South) - 14.1%
H&CB	15,150	364,266
Hyundai Motor Co. Ltd.	6,000	68,571
Kookmin Bank	26,070	297,943
Kookmin Credit Card Co. Ltd.	7,590	165,479
Korea Electric Power Corp.	34,330	766,578
Korea Telecom	9,700	571,341
Pohang Iron & Steel Co. Ltd.	4,480	260,332
Samsung Electronics Co. Ltd.	13,187	1,651,998
Samsung Securities Co. Ltd.	4,762	86,239
SK Telecom Co. Ltd.	8,410	1,792,901
TOTAL KOREA (SOUTH)		6,025,648
Malaysia - 5.9%
British American Tobacco BHD	17,000	155,461
Commerce Asset Holding BHD	94,000	238,711
DiGi.com BHD (a)	143,000	214,500
Edaran Otomobil Nasional BHD (EON)	37,000	67,184
Malakoff BHD	49,000	120,566
Malayan Banking BHD	118,000	472,000
Public Bank BHD (For. Reg.)	170,000	145,842
Star Publications BHD	53,000	167,368
Tanjong PLC	49,000	91,553
Technology Resources Industries BHD (a)	280,000	226,947
Common Stocks - continued
	Shares	Value (Note 1)
Malaysia - continued
Telekom Malaysia BHD	80,000	$ 246,316
Tenaga Nasional BHD	118,000	381,947
TOTAL MALAYSIA		2,528,395
Philippines - 0.8%
ABS CBN Broadcasting Corp. unit	155,000	119,697
Bank of the Phillipene Island (BPI)	48,750	50,037
Manila Electric Co. Class B	51,144	41,995
Philippine Long Distance Telephone	10,000	151,515
TOTAL PHILIPPINES		363,244
Singapore - 11.4%
Chartered Semiconductor Manufacturing Ltd.	30,000	129,952
City Developments Ltd.	69,000	318,552
Datacraft Asia Ltd.	83,800	574,030
DBS Group Holdings Ltd.	78,463	925,725
Keppel Land Ltd.	173,000	258,341
Oversea-Chinese Banking Corp. Ltd.	81,604	520,926
Singapore Airlines Ltd.	70,000	702,194
Singapore Press Holdings Ltd.	26,298	376,221
Singapore Telecommunications Ltd.	310,000	514,164
SMRT Corp. Ltd.	332,500	130,764
United Overseas Bank Ltd.	56,470	418,416
TOTAL SINGAPORE		4,869,285
Taiwan - 11.4%
Acer, Inc.	237,500	197,059
Advanced Semiconductor Engineering, Inc. (a)	158,195	181,704
Asustek Computer, Inc. (a)	69,413	345,990
Bank Sinopac (a)	275,212	114,601
Cathay Life Insurance Co. Ltd.	61,053	109,631
Far Eastern Textile Ltd.	117,846	97,050
GigaMedia Ltd.	6,650	32,419
Hon Hai Precision Industries Co. Ltd. GDR (a)(c)	14,680	165,884
Macronix International Co. Ltd. (a)	131,580	187,389
Realtek Semiconductor Corp.	37,000	138,034
Siliconware Precision Industries Co. Ltd. (a)	219,296	167,018
Taishin International Bank (a)	331,892	155,157
Taiwan Cellular Corp.	41,000	85,681
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	514,054	1,559,668
United Microelectronics Corp. (a)	579,400	1,022,471
Common Stocks - continued
	Shares	Value (Note 1)
Taiwan - continued
Via Technologies, Inc. (a)	18,000	$ 129,288
Winbond Electronics Corp. sponsored GDR (a)(c)	21,043	200,961
TOTAL TAIWAN		4,890,005
Thailand - 1.4%
Advanced Info Service PCL (For. Reg.) (a)	11,400	94,058
Bangkok Bank Ltd. PCL (For. Reg.) (a)	88,500	75,641
BEC World PCL (For. Reg.)	21,000	100,513
PTT Exploration & Production PCL (For. Reg.)	33,000	80,479
Siam Cement PCL (For. Reg.) (a)	6,100	57,559
TelecomAsia Corp. PCL (a)	174,400	105,336
TelecomAsia Corp. PCL rights 4/30/08 (a)	190,863	43,594
Thai Farmers Bank PCL (For. Reg.) (a)	123,000	63,778
TOTAL THAILAND		620,958
United Kingdom - 1.2%
HSBC Holdings PLC (Reg.)	34,176	492,818
TOTAL COMMON STOCKS (Cost $36,986,894)		39,873,591
Nonconvertible Preferred Stocks - 0.1%

Taiwan - 0.1%
Taishin International Bank (Cost $45,194)	143,628	44,022
Cash Equivalents - 4.3%

Fidelity Cash Central Fund, 6.61% (b) (Cost $1,812,680)	1,812,680	1,812,680
TOTAL INVESTMENT PORTFOLIO - 97.4% (Cost $38,844,768)		41,730,293
NET OTHER ASSETS - 2.6%		1,131,280
NET ASSETS - 100%		$ 42,861,573
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $366,845 or 0.9% of net assets.

Income Tax Information

At October 31, 2000, the aggregate
cost of investment securities for income tax purposes was $39,017,287. Net unrealized appreciation aggregated $2,713,006, of which $9,848,678 related to appreciated investment securities and $7,135,672 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approximately $3,098,000 all of which will expire on October 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $38,844,768) - See accompanying schedule		$ 41,730,293
Foreign currency held at value (cost $1,151,306)		1,150,901
Receivable for investments sold		479,670
Receivable for fund shares sold		271,474
Dividends receivable		25,065
Interest receivable		3,729
Total assets		43,661,132
Liabilities
Payable for investments purchased	$ 470,357
Payable for fund shares redeemed	24,662
Accrued management fee	26,185
Distribution fees payable	13,495
Other payables and accrued expenses	264,860
Total liabilities		799,559
Net Assets		$ 42,861,573
Net Assets consist of:
Paid in capital		$ 43,907,077
Accumulated net investment (loss)		(57,141)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,744,996)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,756,633
Net Assets		$ 42,861,573

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($31,386,264 ÷ 2,554,124 shares)	$12.29
Maximum offering price per share (100/94.25 of $12.29)	$13.04
Class T: Net Asset Value and redemption price per share ($4,165,117 ÷ 340,085 shares)	$12.25
Maximum offering price per share (100/96.50 of $12.25)	$12.69
Class B: Net Asset Value and offering price per share ($3,663,830 ÷ 301,460 shares) A	$12.15
Class C: Net Asset Value and offering price per share ($2,123,846 ÷ 174,675 shares) A	$12.16
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,522,516 ÷ 123,350 shares)	$12.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 839,305
Interest		123,682
		962,987
Less foreign taxes withheld		(78,562)
Total income		884,425
Expenses
Management fee	$ 506,862
Transfer agent fees	180,436
Distribution fees	233,028
Accounting fees and expenses	60,478
Non-interested trustees' compensation	18,231
Custodian fees and expenses	264,583
Registration fees	50,269
Audit	94,799
Interest	14,940
Total expenses before reductions	1,423,626
Expense reductions	(14,639)	1,408,987
Net investment income (loss)		(524,562)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (net of foreign taxes of $1,025,377)	5,534,848
Foreign currency transactions	51,170	5,586,018
Change in net unrealized appreciation (depreciation) on:
Investment securities	(14,945,217)
Assets and liabilities in foreign currencies	(47,470)	(14,992,687)
Net gain (loss)		(9,406,669)
Net increase (decrease) in net assets resulting from operations		$ (9,931,231)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2000	Year ended October 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (524,562)	$ (167,945)
Net realized gain (loss)	5,586,018	5,313,599
Change in net unrealized appreciation (depreciation)	(14,992,687)	31,215,024
Net increase (decrease) in net assets resulting from operations	(9,931,231)	36,360,678
Share transactions - net increase (decrease)	(32,866,520)	(17,308,082)
Redemption fees	-	856,162
Total increase (decrease) in net assets	(42,797,751)	19,908,758
Net Assets
Beginning of period	85,659,324	65,750,566
End of period (including accumulated net investment loss of $57,141 and $40,690, respectively)	$ 42,861,573	$ 85,659,324

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2000	1999 H	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 15.01	$ 9.61	$ 11.59	$ 15.94	$ 13.94
Income from Investment Operations
Net investment income (loss) C	(.12)	(.03)	.03	.01	.01
Net realized and unrealized gain (loss)	(2.60)	5.30	(1.73)	(3.94)	2.05
Total from investment operations	(2.72)	5.27	(1.70)	(3.93)	2.06
Less Distributions
From net investment income	-	-	(.07)	(.01)	(.01)
In excess of net investment income	-	-	(.03)	-	(.05)
From net realized gain	-	-	(.13)	(.41)	-
In excess of net realized gain	-	-	(.06)	-	-
Total distributions	-	-	(.29)	(.42)	(.06)
Redemption fees added to paid in capital	-	.13	.01 G	- F	-
Net asset value, end of period	$ 12.29	$ 15.01	$ 9.61	$ 11.59	$ 15.94
Total Return A, B	(18.12)%	56.19%	(14.43)%	(25.23)%	14.81%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 31,386	$ 82,492	$ 65,751	$ 88,102	$ 134,614
Ratio of expenses to average net assets	1.98%	2.04% D	2.57%	1.72%	1.63%
Ratio of expenses to average net assets after expense reductions	1.96% E	2.03% E	2.54% E	1.71% E	1.63%
Ratio of net investment income (loss) to average net assets	(.69)%	(.22)%	.30%	.03%	.09%
Portfolio turnover	96%	62%	42%	55%	63%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the one time sales charge.

C Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

D FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F The fund incurred expenses of $.01 per share in connection with its tender offer which were offset by redemption fees collected as part of the tender offer.

G The fund incurred expenses of $.005 per share in connection with its tender offer which were offset by redemption fees collected as part of the tender offer.

H Prior to June 16, 1999, the fund operated as a closed-end management company. Shares of the fund existing at the time of its conversion to an open-ended management investment company were exchanged for Class A shares.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.01	$ 14.44
Income from Investment Operations
Net investment income (loss) D	(.14)	.13
Net realized and unrealized gain (loss)	(2.62)	.44
Total from investment operations	(2.76)	.57
Net asset value, end of period	$ 12.25	$ 15.01
Total Return B, C	(18.39)%	3.95%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,165	$ 1,405
Ratio of expenses to average net assets	2.17%	2.25% A, F
Ratio of expenses to average net assets after expense reductions	2.15% G	2.25% A
Ratio of net investment income (loss) to average net assets	(.88)%	2.34% A
Portfolio turnover	96%	62%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period June 16, 1999 (commencement of sale of Class T shares) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.98	$ 14.44
Income from Investment Operations
Net investment income (loss) D	(.24)	.08
Net realized and unrealized gain (loss)	(2.59)	.46
Total from investment operations	(2.83)	.54
Net asset value, end of period	$ 12.15	$ 14.98
Total Return B, C	(18.89)%	3.74%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 3,664	$ 977
Ratio of expenses to average net assets	2.77%	2.75% A, F
Ratio of expenses to average net assets after expense reductions	2.75% G	2.75% A
Ratio of net investment income (loss) to average net assets	(1.48)%	1.38% A
Portfolio turnover	96%	62%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period June 16, 1999 (commencement of sale of Class B shares) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.97	$ 14.44
Income from Investment Operations
Net investment income (loss) D	(.23)	.04
Net realized and unrealized gain (loss)	(2.58)	.49
Total from investment operations	(2.81)	.53
Net asset value, end of period	$ 12.16	$ 14.97
Total Return B, C	(18.77)%	3.67%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,124	$ 614
Ratio of expenses to average net assets	2.68%	2.75% A, F
Ratio of expenses to average net assets after expense reductions	2.66% G	2.75% A
Ratio of net investment income (loss) to average net assets	(1.40)%	.75% A
Portfolio turnover	96%	62%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period June 16, 1999 (commencement of sale of Class C shares) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.03	$ 14.44
Income from Investment Operations
Net investment income (loss) D	(.03)	.05
Net realized and unrealized gain (loss)	(2.66)	.54
Total from investment operations	(2.69)	.59
Net asset value, end of period	$ 12.34	$ 15.03
Total Return B, C	(17.90)%	4.09%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,523	$ 172
Ratio of expenses to average net assets	1.45%	1.75% A, F
Ratio of expenses to average net assets after expense reductions	1.42% G	1.75% A
Ratio of net investment income (loss) to average net assets	(.16)%	.90% A
Portfolio turnover	96%	62%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period June 16, 1999 (commencement of sale of Institutional Class shares) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Advisor Emerging Asia Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses on certain securities, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities - continued

transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $63,509,138 and $95,341,231, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .73% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 128,165	$ 22,798
Class T	37,937	-
Class B	41,771	31,365
Class C	25,155	23,935
	$ 233,028	$ 78,098

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 42,021	$ 23,623
Class T	27,032	9,369
Class B	28,330	28,330*
Class C	4,369	4,369*
	$ 101,752	$ 65,691

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 116,930.23
Class T	29,924.39
Class B	17,774.43
Class C	7,973.32
Institutional Class	7,835.18
	$ 180,436

Accounting Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Annual Report

Notes to Financial Statements - continued

5. Interfund Lending Program.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $8,702,600. The weighted average interest rate was 5.34%. Interest expense includes $12,899 paid under the interfund lending program. At period end there were no interfund loans outstanding.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $1,793,667. The weighted average interest rate was 6.83%. Interest expense includes $2,041 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

7. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $13,538 under this arrangement.

In addition, through an arrangement with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, each applicable class' expenses were reduced as follows under the transfer agent arrangements:

Transfer Agent Credits
Class A	$ 673
Institutional Class	428
$ 1,101

8. Beneficial Interest.

At the end of the period, FMR and its affiliates were record owners of approximately 6% of the total outstanding shares of the fund. In addition, one unaffiliated shareholder was record owner of more than 10% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	Year ended October 31,	Year ended October 31,	Year ended October 31,
	2000	1999	2000	1999

Class A Shares sold	1,912,449	88,023	$ 29,597,357	$ 1,327,477
Shares redeemed	(4,852,685)	(1,435,809)	(78,076,464)	(21,783,079)
Net increase (decrease)	(2,940,236)	(1,347,786)	$ (48,479,107)	$ (20,455,602)
Class T A Shares sold	1,038,267	173,217	$ 17,970,116	$ 2,566,076
Shares redeemed	(791,822)	(79,577)	(12,268,997)	(1,175,670)
Net increase (decrease)	246,445	93,640	$ 5,701,119	$ 1,390,406
Class B A Shares sold	386,873	82,132	$ 6,798,112	$ 1,228,722
Shares redeemed	(150,617)	(16,928)	(2,546,582)	(254,139)
Net increase (decrease)	236,256	65,204	$ 4,251,530	$ 974,583
Class C A Shares sold	203,787	44,256	$ 3,606,641	$ 662,150
Shares redeemed	(70,124)	(3,244)	(1,157,683)	(46,879)
Net increase (decrease)	133,663	41,012	$ 2,448,958	$ 615,271
Institutional Class A Shares sold	576,464	11,433	$ 10,570,991	$ 167,260
Shares redeemed	(464,547)	-	(7,360,011)	-
Net increase (decrease)	111,917	11,433	$ 3,210,980	$ 167,260

L For the year ended October 31, 1999, amounts shown are for the period June 16, 1999 to October 31, 1999.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 8, 2000

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Richard Spillane, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Peter S. Lynch

Ned C. Lautenbach *

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Focus Funds

Fidelity Advisor Consumer
Industries Fund

Fidelity Advisor Cyclical
Industries Fund

Fidelity Advisor Financial
Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Natural
Resources Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Telecommunications & Utilities Growth Fund

Growth Funds

Fidelity Advisor Korea Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor International
Capital Appreciation Fund

Fidelity Advisor Overseas Fund

Fidelity Advisor Diversified International Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor TechnoQuant®
Growth Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor Value Strategies Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Dynamic Capital Appreciation Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Growth
Opportunities Fund

Growth and Income Funds

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Asset Allocation Fund

Fidelity Advisor Balanced Fund

Taxable Income Funds

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor High Income Fund

Fidelity Advisor Strategic Income Fund

Fidelity Advisor Mortgage
Securities Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Short Fixed-Income Fund

Municipal Funds

Fidelity Advisor Municipal Income Fund

Money Market Funds

Prime Fund

Treasury Fund

Tax-Exempt Fund

AEAI-ANN-1200 118668
1.730185.101

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Diversified International

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Diversified International Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity® Adv Diversified Intl - CL A	13.13%	47.64%
Fidelity Adv Diversified Intl - CL A (incl. 5.75% sales charge)	6.63%	39.15%
MSCI EAFE®	-2.72%	13.62%
International Funds Average	2.70%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2000, the index included over 800 equity securities of companies domiciled in 20 countries. To measure how Class A's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 666 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - CL A	13.13%	23.11%
Fidelity Adv Diversified Intl - CL A (incl. 5.75% sales charge)	6.63%	19.28%
MSCI EAFE	-2.72%	7.05%
International Funds Average	2.70%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Diversified International Fund - Class A on December 17, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have grown to $13,915 - a 39.15% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,362 - a 13.62% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Diversified International Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - CL T	12.78%	46.83%
Fidelity Adv Diversified Intl - CL T (incl. 3.50% sales charge)	8.83%	41.69%
MSCI EAFE	-2.72%	13.62%
International Funds Average	2.70%	n/a*
Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2000, the index included over 800 equity securities of companies domiciled in 20 countries. To measure how Class T's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 666 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - CL T	12.78%	22.75%
Fidelity Adv Diversified Intl - CL T (incl. 3.50% sales charge)	8.83%	20.44%
MSCI EAFE	-2.72%	7.05%
International Funds Average	2.70%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Diversified International Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have grown to $14,169 - a 41.69% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,362 - a 13.62% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Diversified International Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year, and life of fund total return figures are 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - CL B	12.21%	45.42%
Fidelity Adv Diversified Intl - CL B (incl. contingent deferred sales charge)	7.21%	41.42%
MSCI EAFE	-2.72%	13.62%
International Funds Average	2.70%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2000, the index included over 800 equity securities of companies domiciled in 20 countries. To measure how Class B's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 666 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - CL B	12.21%	22.12%
Fidelity Adv Diversified Intl - CL B (incl. contingent deferred sales charge)	7.21%	20.31%
MSCI EAFE	-2.72%	7.05%
International Funds Average	2.70%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Diversified International Fund - Class B on December 17, 1998, when the fund started. As the chart shows, by October 31, 2000, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $14,142 - a 41.42% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,362 - a 13.62% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Diversified International Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year, and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - CL C	12.21%	45.42%
Fidelity Adv Diversified Intl - CL C (incl. contingent deferred sales charge)	11.21%	45.42%
MSCI EAFE	-2.72%	13.62%
International Funds Average	2.70%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2000, the index included over 800 equity securities of companies domiciled in 20 countries. To measure how Class C's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 666 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - CL C	12.21%	22.12%
Fidelity Adv Diversified Intl - CL C (incl. contingent deferred sales charge)	11.21%	22.12%
MSCI EAFE	-2.72%	7.05%
International Funds Average	2.70%	n/a*

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Diversified International Fund - Class C on December 17, 1998, when the fund started. As the chart shows, by October 31, 2000, the value of the investment would have grown to $14,542 - a 45.42% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,362 - a 13.62% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Currency disparities, the see-saw performance of technology and telecommunications stocks and increased uncertainty over the direction of energy prices contributed to volatile world markets for the 12-month period that ended October 31, 2000. Through the first half of the period, foreign investors enjoyed handsome returns from technology and telecommunications holdings. These gains disappeared down the stretch, however, as the dollar continued to outperform the struggling euro - the uniform currency of 11 European nations - and the Japanese yen by wide margins. Soaring oil and gas prices also added to the volatility. The Morgan Stanley EAFE® index - which tracks the performance of stock markets in Europe, Australasia and the Far East - fell 2.72% during the period. Europe's economic recovery remained on course, but the euro's continued weakness proved to be a millstone. The Morgan Stanley Europe index had a 12-month return of 1.16%. Japan's economic recovery, on the other hand, appeared to be short-lived, or at least very, very slow in the making. The Morgan Stanley Japan index declined 11.61% during the period. Emerging markets, meanwhile, were unable to sustain the momentum they carried into early 2000 - the Morgan Stanley Emerging Markets Free index tumbled 10.33%.

(Portfolio Manager photograph)
An interview with Greg Fraser, Portfolio Manager of Fidelity Advisor Diversified International Fund

Q. How did the fund perform, Greg?

A. For the 12-month period that ended October 31, 2000, the fund's Class A, Class T, Class B and Class C shares returned 13.13%, 12.78%, 12.21% and 12.21%, respectively. For the same period, the capitalization-weighted Morgan Stanley Capital International (MSCI) EAFE Index - a broad measure of stock performance in Europe, Australasia and the Far East - fell 2.72%. The fund also compares its performance against the Lipper Inc. international funds average, which was up 2.70% during the past 12 months.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why did the fund outperform its index and Lipper peer group during the past year?

A. Our underweighted position in Japan and favorable stock selection within the Japanese markets made the largest contribution to performance relative to the index. Despite a sell-off in Japanese technology and telecommunications stocks that began in the second quarter of 2000, the strong relative performance of our holdings in those sectors helped the fund. For example, rising demand from telecommunications companies eager to build out optical networks boosted the performance of Furukawa Electric. Additionally, the fund's out-of-benchmark stake in Canadian stocks proved beneficial. Compared to our Lipper peers, I probably reduced the fund's weightings in the technology and telecommunications sectors more quickly and aggressively than other funds did - a move that enhanced performance - as those areas were battered throughout the summer.

Q. Can you describe the international market environment during the period?

A. During the first half of the period, the fund had the wind at its back due to strong economic growth in many countries, generally stable interest rates and improving corporate earnings. That positive environment was altered significantly during the past six months, as a couple of key factors put heavy downward pressure on international equity prices. First, a rising interest-rate environment worldwide - particularly in European countries - contributed to slowing demand for products and services and began to hurt corporate profits. Specifically, there were growing concerns about slowing demand for certain technology products, such as personal computers and semiconductors, which hurt stocks in that sector. Meanwhile, an increase in energy prices to near historically high levels was seen as a detriment to the economies in many countries, such as South Korea, which imports nearly 100% of its oil.

Q. Could you highlight some of the fund's more important individual contributors?

A. In the consumer products industry, diversified companies such as Diageo and Nestle performed well as investors retreated from the technology sector. Most pharmaceutical companies did reasonably well, including fund holdings SmithKline Beecham and Glaxo Wellcome. Additionally, energy companies such as European holdings TotalFinaElf and Eni, as well as Canadian Natural Resources and Alberta Energy in Canada, did well given the positive supply and demand equation for oil.

Q. Which stocks disappointed?

A. There were several disappointments in the telecommunications sector, which suffered from global pricing pressures, higher-than-expected costs for licenses for the next generation of wireless communications, called 3G, and general slowing economic growth worldwide. Among these detractors were Nippon Telegraph, Vodafone Group, NTT DoCoMo, DDI and China Mobile. Additionally, Japanese electronics manufacturer Hikari Tsushin, which I sold off entirely during the period, and United Internet were hurt by the global correction in Internet-related stocks.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Greg, what's your outlook for the fund?

A. After the sharp decline of telecom and technology stocks during the past six months, there haven't been any areas of the market that have demonstrated clear leadership. Nevertheless, I will continue to look for reasonably valued stocks with improving fundamentals. I have increasing concerns about the funding environment for emerging companies. Many newer companies appear to have substantial capital needs and, if those needs become too difficult or too expensive to meet, the equities of those companies could fall dramatically in value. Shareholders should expect companies with strong balance sheets and good cash flow to become a larger part of the portfolio.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital growth

Start date: December 17, 1998

Size: as of October 31, 2000, more than $268 million

Manager: Greg Fraser, since inception; joined Fidelity in 1986

3

Greg Fraser discusses the possibility of a global bear market:

"By historical standards, U.S. equity returns have been substantially higher than normal during the past few years. Some specific sectors, such as technology, have seen spectacular returns - at least until March of 2000. Additionally, many investors who participated in initial public offerings (IPOs) for the first time experienced tremendous results. Because of these abnormal positive experiences and through media influence, many investors have been taught to buy more stocks on every dip in the market.

"It is important, therefore, to recognize that we might now either be in a bear market - a period of generally decreasing stock prices - or we soon could be in one. It's one thing to stay the course when equities quickly recover; it's quite another to actually stay the course if one's monthly statements show greater losses, month after month. History has shown that truly global bear markets leave few stocks unscathed.

"While I don't know whether or not we're in a bear market yet, shareholders should re-examine their portfolio allocations, making sure they don't have short-term investment money overexposed to these equity risks. Meanwhile, there is evidence that investing a percentage of one's portfolio in international stocks can provide an added layer of diversification that could enhance portfolio performance over the long term."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Furukawa Electric Co. Ltd. (Japan, Electrical Equipment)	1.7	1.4
Nippon Telegraph & Telephone Corp. sponsored ADR (Japan, Telephone Services)	1.6	2.0
Shell Transport & Trading Co. PLC (Reg.) (United Kingdom, Oil & Gas)	1.6	1.1
Nokia AB sponsored ADR (Finland, Communications Equipment)	1.6	2.2
Vodafone Group PLC (United Kingdom, Cellular)	1.5	2.0
	8.0	8.7
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Finance	20.6	12.0
Utilities	9.7	17.3
Technology	9.7	13.5
Health	8.6	6.4
Energy	8.3	7.9
Top Five Countries as of October 31, 2000
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	15.0	21.4
United Kingdom	12.2	10.3
Canada	9.4	4.1
Switzerland	8.5	7.7
France	7.5	8.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2000	As of April 30, 2000
Stocks and Investment Companies 92.4%	Stocks and Investment Companies 91.7%
Bonds 0.2%	Bonds 0.3%
Short-Term Investments and Net Other Assets 7.4%	Short-Term Investments and Net Other Assets 8.0%

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 89.5%
	Shares	Value (Note 1)
Australia - 2.3%
Australian Gas Light Co.	46,000	$ 278,174
Australian Stock Exchange Ltd.	11,900	72,978
AXA Asia Pacific Holdings Ltd.	185,000	276,174
BHP Ltd.	24,100	234,416
BMCMedia.com Ltd. (a)	208,000	29,753
Cable & Wireless Optus Ltd. (a)	133,200	283,094
Commonwealth Bank of Australia	73,200	1,093,095
E*TRADE Australia Ltd. (a)	45,000	46,814
F. H. Faulding & Co. Ltd.	34,500	183,041
ISIS Communications Ltd. (a)	185,000	28,387
John Fairfax Holdings Ltd.	50,000	113,913
National Australia Bank Ltd.	25,000	348,501
News Corp. Ltd. sponsored ADR (pfd. ltd. vtg.)	39,300	1,422,169
Orbital Engine Co. Ltd. sponsored ADR (a)	2,000	17,625
Securenet Ltd. (a)	85,900	373,085
Westpac Banking Corp.	50,300	344,679
WMC Ltd.	297,300	1,140,474
TOTAL AUSTRALIA		6,286,372
Austria - 0.2%
Bank Austria AG	4,500	243,500
Flughafen Wien AG	2,000	72,980
RHI AG	10,871	230,683
TOTAL AUSTRIA		547,163
Belgium - 0.2%
Dexia SA (a)	512	9
Telindus Group NV	32,000	626,075
Telindus Group NV (strip VVPR) (a)	33	0
TOTAL BELGIUM		626,084
Bermuda - 0.6%
ACE Ltd.	5,700	223,725
Aquarius Platinum Ltd. (a)	60,000	249,672
Asia Global Crossing Ltd. Class A	35,000	245,000
Global Crossing Ltd. (a)	12,000	283,500
Knightsbridge Tankers Ltd.	13,100	282,469
RenaissanceRe Holdings Ltd.	4,400	319,275
TOTAL BERMUDA		1,603,641
Brazil - 0.2%
Banco Itau SA	2,800,000	218,842
Companhia de Bebidas das Americas (AmBev) sponsored ADR	1,000	22,563
Common Stocks - continued
	Shares	Value (Note 1)
Brazil - continued
Telebras sponsored ADR (pfd. holder)	5,100	$ 373,575
Telecomunicacoes de Sao Paulo SA sponsored ADR	2,000	28,500
TOTAL BRAZIL		643,480
Canada - 9.2%
Alberta Energy Co. Ltd.	33,800	1,248,768
Bank of Montreal	15,000	694,581
Bank of Nova Scotia	45,600	1,302,857
Barrick Gold Corp.	10,000	133,005
BCE, Inc.	70,600	1,901,215
Canada Life Financial Corp.	15,000	350,739
Canadian Imperial Bank of Commerce	47,400	1,506,837
Canadian National Railway Co.	32,000	1,008,867
Canadian Natural Resources Ltd. (a)	40,800	1,205,911
Canadian Pacific Ltd.	67,200	1,953,103
Celestica, Inc. (sub. vtg.) (a)	10,000	714,614
COM DEV International Ltd. (a)	8,000	90,640
Encal Energy Ltd. (a)	5,000	30,378
Fairfax Financial Holdings Ltd. (a)	8,000	1,066,667
Fletcher Challenge Canada Ltd.	105,200	1,105,550
Gulf Canada Resources Ltd. (a)	97,200	418,167
Harrowston, Inc. Class A (a)	56,000	156,322
Industrial Alliance Life Insurance Co. (a)	4,000	88,670
Manulife Financial Corp.	4,000	104,039
Marsulex, Inc. (a)	5,000	10,016
Metro, Inc. Class A	12,000	163,941
National Bank of Canada	26,000	426,076
Noranda, Inc.	13,300	130,598
Nortel Networks Corp.	7,900	359,450
Onex Corp.	21,000	333,793
OZ Optics Ltd. unit (f)	5,400	79,650
Pancanadian Petroleum Ltd.	10,500	244,828
Petro-Canada	45,800	962,627
Placer Dome, Inc.	8,500	70,624
Power Corp. of Canada	23,000	521,182
Research in Motion Ltd. (a)	2,000	199,672
Rio Alto Exploration Ltd. (a)	13,000	221,149
Royal Bank of Canada	47,500	1,506,897
Sun Life Financial Services Canada, Inc.	45,800	947,586
Suncor Energy, Inc.	48,000	937,931
Talisman Energy, Inc. (a)	13,000	409,425
TimberWest Forest Corp. unit	55,800	386,660
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
Toronto Dominion Bank	58,300	$ 1,606,361
Trizec Hahn Corp. (sub. vtg.) (a)	8,000	120,066
TOTAL CANADA		24,719,462
Denmark - 1.6%
Danske Bank AS	2,000	289,781
GN Store Nordic AS	50,800	985,254
Group 4 Falck AS	5,400	659,194
NKT Holding AS	1,000	236,730
Novo-Nordisk AS Series B (a)	9,700	2,058,355
RTX Telecom AS	2,100	88,646
TK Development AS	800	26,468
TOTAL DENMARK		4,344,428
Finland - 2.9%
Elisa Communications Corp. (A Shares)	12,724	353,164
F-Secure Oyj (a)	4,000	22,748
Fortum Oyj	22,000	72,827
KCI Konecranes	7,815	182,351
Kone Corp.	4,000	234,269
Metsa Tissue Oyj	26,400	268,900
Metsa-Serla Oyj (B Shares)	20,590	129,328
Metso Oyj sponsored ADR	23,700	186,638
Nokia AB sponsored ADR	98,300	4,202,325
Sampo Insurance Co. Ltd. (A Shares)	38,026	1,549,271
Sanoma-WSOY Oyj (B Shares)	6,600	90,193
Sonera Corp.	8,500	187,296
UPM-Kymmene Corp.	10,955	310,108
TOTAL FINLAND		7,789,418
France - 7.3%
Aventis SA (France)	21,300	1,534,931
AXA SA de CV	11,200	1,483,023
BNP Paribas SA	17,400	1,500,543
Carbone Lorraine Group	8,900	379,982
Castorama Dubois Investissements SA	2,300	467,757
Christian Dior SA	24,400	1,240,572
CNP Assurances	23,900	742,276
Compagnie de St. Gobain	1,000	132,328
Compagnie Generale d'Industrie et de Participations (CGIP)	4,400	184,495
Compagnie Generale de Geophysique SA sponsored ADR (a)	3,679	44,148
Eurafrance (Societe)	1,330	799,828
Eurotunnel SA unit (a)	30,000	27,246
Common Stocks - continued
	Shares	Value (Note 1)
France - continued
France Telecom SA sponsored ADR	14,700	$ 1,578,413
HighWave Optical Technologies	2,000	305,398
Isis SA	3,000	206,258
L'Oreal SA (a)	1,750	133,686
Louis Vuitton Moet Hennessy (LVMH)	4,500	328,486
Remy Cointreau SA	3,000	100,328
Remy Cointreau SA (RFD) (a)	71	2,374
Riber SA (d)	13,000	277,846
Sanofi-Synthelabo SA	22,900	1,205,126
Schneider Electric SA	2,000	130,291
Silicon On Insulator TEChnologies SA (SOITEC) (a)	9,000	203,967
Societe Generale Class A (a)	17,400	988,054
TotalFinaElf SA:
Class B	12,400	1,776,300
sponsored ADR	30,800	2,206,050
UBI Soft Entertainment (a)	335	14,445
Vivendi Environment (a)	20,600	769,352
Vivendi SA	8,700	625,472
Wavecom SA sponsored ADR (a)	1,000	87,000
TOTAL FRANCE		19,475,975
Germany - 6.6%
Aachener & Muenchener Beteiligungs AG (AMB)	2,000	179,946
ACG AG	1,500	78,938
Allianz AG (Reg.)	3,649	1,237,515
Altana AG	11,400	1,373,263
Axel Springer Verlag	180	145,145
Bayer AG	31,300	1,358,925
Bayerische Motoren Werke AG (BMW)	2,000	66,240
Beiersdorf AG	5,700	546,712
Buderus AG	17,300	327,899
Cybio AG	2,500	301,218
Deutsche Bank AG	17,400	1,424,925
Deutsche Lufthansa AG (Reg.)	25,500	497,821
Deutsche Telekom AG	25,500	957,765
DIS Deutscher Industrie Service AG (a)	19,600	819,347
E.On AG	8,900	452,353
Epcos AG	2,000	151,630
ERGO Versicherungs Gruppe AG	2,000	276,709
Fresenius Medical Care AG sponsored ADR	22,900	609,713
Hannover Rueckversicherungs AG	5,000	420,580
Heidelberger Druckmaschinen AG	16,000	845,405
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
Infineon Technologies AG sponsored ADR (a)	4,500	$ 192,938
Lion Bioscience AG sponsored ADR	1,000	77,063
Muenchener Ruckversicherungs-Gesellschaft AG (Reg.)	1,000	314,480
Pfeiffer Vacuum Technology AG	3,000	118,408
Schering AG (a)	28,010	1,569,143
SGL Carbon AG (a)	8,600	525,650
Siemens AG	7,800	993,427
Stinnes AG	16,000	378,904
Suess MicroTec AG (a)	4,000	112,721
Techem AG	35,000	860,047
United Internet AG (a)	13,100	84,284
WEB.DE AG	8,000	124,264
Wella AG	6,500	247,171
Winkler & Dunnebier AG	5,000	62,811
TOTAL GERMANY		17,733,360
Hong Kong - 1.0%
Asat Holdings Ltd. sponsored ADR	16,000	106,000
Cathay Pacific Airways Ltd.	40,000	72,583
China Mobile Ltd. (a)	74,000	453,250
China Mobile Ltd. sponsored ADR (a)	53,400	1,635,375
Hutchison Whampoa Ltd.	24,900	308,937
Techpacific.com Ltd.	80,000	2,975
TOTAL HONG KONG		2,579,120
Indonesia - 0.0%
Gulf Indonesia Resources Ltd. (a)	2,000	21,750
Ireland - 0.9%
Allied Irish Banks PLC	20,000	203,712
Anglo-Irish Bank Corp. PLC	72,200	167,469
Bank of Ireland, Inc.	45,000	346,820
Elan Corp. PLC sponsored ADR (a)	12,100	628,444
Independent Newspapers PLC (Ireland)	77,400	239,795
Irish Life & Permanent PLC	47,000	471,143
Ryanair Holdings PLC sponsored ADR (a)	8,800	354,750
TOTAL IRELAND		2,412,133
Israel - 0.3%
AudioCodes Ltd. (a)	3,000	118,688
BackWeb Technologies Ltd. (a)	2,000	17,875
BATM Advanced Communications Ltd.	2,000	14,874
Common Stocks - continued
	Shares	Value (Note 1)
Israel - continued
Lanoptics Ltd. (a)	2,000	$ 47,250
Teva Pharmaceutical Industries Ltd. ADR	10,400	614,900
TOTAL ISRAEL		813,587
Italy - 2.2%
Alleanza Assicurazioni Spa	8,000	105,699
Assicurazioni Generali Spa	5,644	185,733
De Rigo Spa ADR (a)	4,000	32,750
Ducati Motor Holding Spa (a)	175,200	378,466
Enel Spa	10,000	37,016
Eni Spa sponsored ADR	35,500	1,921,438
Finmeccanica Spa (a)	415,000	475,892
Industrie Natuzzi Spa ADR	2,500	29,688
Luxottica Group Spa sponsored ADR	20,000	288,750
SAES Getters Spa sponsored ADR	14,000	126,000
San Paolo IMI Spa	17,524	282,256
Telecom Italia Mobile Spa	49,700	422,908
Telecom Italia Spa	62,900	739,075
Unicredito Italiano Spa	160,156	818,225
TOTAL ITALY		5,843,896
Japan - 15.0%
Advantest Corp.	2,000	260,838
Air Liquide Japan Ltd.	8,000	37,980
Anritsu Corp.	17,000	373,935
Canon, Inc. ADR	7,100	287,994
Citizen Watch Co. Ltd.	41,000	402,447
Daiichi Pharmaceutical Co. Ltd.	8,000	227,294
Dainippon Pharmaceutical Co.	8,000	102,575
DDI Corp.	5	23,463
Fanuc Ltd.	3,000	269,453
Fuji Coca-Cola Bottling Co. Ltd.	20,000	156,723
Fuji Heavy Industries Ltd.	44,000	306,480
Fuji Photo Film Co. Ltd.	7,000	259,830
Fujikura Ltd.	35,000	308,588
Fujisawa Pharmaceutical Co. Ltd.	13,000	408,670
Fujitsu Ltd.	35,000	623,591
Furukawa Electric Co. Ltd.	170,000	4,471,609
Hakuto Co. Ltd.	3,100	68,472
Hitachi Chemical Co. Ltd.	4,000	100,449
Hokkaido Coca-Cola Bottling Co. Ltd.	20,000	164,971
Hoya Corp.	8,700	719,219
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
JAFCO Co. Ltd.	400	$ 42,526
Japan Airlines Co. Ltd.	40,000	160,205
Japan Aviation Electronics Industries (a)	14,000	99,056
Kao Corp.	16,000	479,516
Konica Corp. (a)	64,000	494,473
Kyocera Corp. sponsored ADR	10,800	1,444,500
Maruichi Steel Tube Ltd.	5,000	70,983
Matsushita Communication Industrial Co. Ltd.	2,000	262,121
Matsushita Electric Industrial Co. Ltd. ADR	6,300	1,841,175
Mikasa Coca Cola Bottling Co.	6,000	46,467
Mikuni Coca Cola Bottling Co.	5,000	54,945
Mitsubishi Electric Corp.	40,000	287,416
Mitsubishi Estate Co. Ltd. (a)	20,000	212,629
Mitsubishi Rayon Co. Ltd.	22,000	78,435
Mitsui Fudosan Co. Ltd.	20,000	242,324
NEC Corp.	72,000	1,372,560
Nichicon Corp.	22,000	392,980
Nikko Securities Co. Ltd.	42,000	362,607
Nintendo Co. Ltd.	2,700	446,659
Nippon Electric Glass Co. Ltd.	9,000	209,513
Nippon Sheet Glass Co. Ltd.	23,000	349,922
Nippon Telegraph & Telephone Corp. sponsored ADR	95,600	4,367,725
Nissan Motor Co. Ltd. (a)	64,000	448,000
Nitto Denko Corp.	6,000	202,914
NOK Corp.	4,000	38,200
Nomura Securities Co. Ltd.	55,000	1,166,942
North Pacific Bank Ltd.	4,000	26,065
NTT DoCoMo, Inc.	27	665,659
Olympus Optical Co. Ltd.	16,000	221,135
Omron Corp.	63,000	1,553,203
ORIX Corp.	10,200	1,070,388
Osaka Gas Co. Ltd.	40,000	98,616
Pioneer Corp.	38,000	1,177,161
Rohm Co. Ltd.	3,300	832,032
Sanyo Electric Co. Ltd.	266,000	2,023,463
Sharp Corp.	12,000	152,873
Shikoku Coca-Cola Bottling Co. Ltd.	15,200	123,985
SKY Perfect Communications, Inc. (a)	65	119,742
Softbank Corp.	2,000	120,062
Sony Corp. sponsored ADR	12,000	996,000
Stanley Electric Co. Ltd.	8,000	82,852
Sumitomo Electric Industries Ltd.	43,000	794,107
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Sumitomo Realty & Development Co. Ltd.	5,000	$ 28,687
Suzuken Co. Ltd.	4,500	159,610
Takeda Chemical Industries Ltd.	21,000	1,383,833
TDK Corp.	4,000	403,263
Teikoku Hormone Manufacturing Co. Ltd.	7,000	44,011
Tokyo Gas Co. Ltd.	40,000	104,482
Tokyo Seimitsu Co. Ltd.	4,100	289,341
Toshiba Corp.	49,000	350,289
Toyo Corp.	4,000	107,781
Toyoda Automatic Loom Works Ltd.	37,000	669,737
Toyoda Machine Works Ltd.	9,000	65,494
Toyota Motor Corp.	40,200	1,606,379
West Japan Railway Co.	20	82,119
Yokogawa Electric Corp.	12,000	94,144
TOTAL JAPAN		40,195,887
Korea (South) - 0.3%
Samsung Electronics Co. Ltd.	6,900	864,396
Luxembourg - 0.3%
Espirito Santo Financial Holding SA ADR	21,000	396,375
Metro International SA Swedish Depository Receipt (A Shares)	4,000	41,212
Quilmes Industrial SA sponsored ADR	11,000	90,750
RTL Group	1,900	164,497
TOTAL LUXEMBOURG		692,834
Mexico - 0.8%
Coca-Cola Femsa SA de CV ADR	4,500	86,344
Elamex SA de CV (a)	22,600	67,094
Grupo Radio Centro SA de CV sponsored ADR	15,000	143,438
Telefonos de Mexico SA de CV Series L sponsored ADR	16,800	906,150
Transport Maritima Mexicana SA de CV:
sponsored ADR (a)	40,000	337,500
Series L sponsored ADR (a)	24,500	238,875
Wal-Mart de Mexico SA de CV Series C (a)	130,000	294,142
TOTAL MEXICO		2,073,543
Netherlands - 6.6%
ABN AMRO Holding NV	78,200	1,812,069
Akzo Nobel NV	25,200	1,147,561
ASM Lithography Holding NV (a)	1,000	27,813
Buhrmann NV	13,700	374,440
De Telegraaf Holding NV (Certificaten Van Aandelen)	28,100	558,120
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - continued
Draka Holding NV	4,000	$ 234,099
Elsevier NV	45,000	574,850
Fugro NV	6,600	389,064
Heineken Holding NV (A Shares)	32,000	1,140,787
Hollandsche Beton Groep NV	4,000	34,801
Hunter Douglas NV	29,700	852,076
IHC Caland NV	9,416	415,600
ING Groep NV (Certificaten Van Aandelen)	43,735	3,003,934
Jomed NV (a)	22,416	1,371,772
KLM Royal Dutch Airlines NV (a)	4,900	89,421
Koninklijke Ahold NV	13,975	406,036
Koninklijke Boskalis Westminster NV	13,000	308,963
Koninklijke Philips Electronics NV	44,555	1,751,365
Koninklijke Wessanen NV	8,000	93,368
KPNQwest NV	2,600	64,025
New Skies Satellites NV (a)	33,000	296,910
Numico NV	6,000	280,613
Petroplus International NV	22,400	298,506
Rodamco Asia NV	7,238	86,318
Rodamco North America NV	8,210	299,652
Smit International NV (Certificaten Van Aandelen)	2,000	38,366
STMicroelectronics NV (NY Shares)	11,800	612,863
Unilever NV (NY Shares)	8,200	416,663
United Pan-Europe Communications NV sponsored ADR (a)	10,000	182,500
Van der Moolen Holding NV	2,000	161,696
Van Melle NV (Certificaten Van Aandelen) (a)	7,148	174,433
Vendex KBB NV	20,600	258,432
Vopak NV	3,000	57,294
TOTAL NETHERLANDS		17,814,410
New Zealand - 0.4%
Brierley Investments Ltd.	335,000	45,395
Contact Energy Ltd.	221,500	245,415
Fletcher Challenge Ltd.:
Building Division	240,400	172,461
Forestry Division	1,101,600	162,446
Frucor Beverages Group Ltd. (a)	140,000	109,920
Sky City Ltd.	84,121	246,084
TOTAL NEW ZEALAND		981,721
Norway - 2.1%
Bergesen dy ASA (A Shares)	27,500	547,514
Common Stocks - continued
	Shares	Value (Note 1)
Norway - continued
DNB Holding ASA	226,200	$ 981,044
Eltek ASA	4,200	157,749
Frontline Ltd. (a)	45,800	754,133
Norsk Hydro AS (a)	30,500	1,211,203
Opticom ASA (a)	1,000	169,824
Orkla-Borregaard AS	9,000	162,236
PhotoCure ASA (a)	3,900	49,107
ProSafe ASA (a)	24,200	385,450
Schibsted AS (B Shares)	19,800	300,452
Smedvig ASA (A Shares)	20,000	187,258
Sparebanken NOR (primary shares certificates)	13,700	346,481
TANDBERG ASA (a)	7,000	185,321
TANDBERG Television ASA (a)	12,000	121,395
TOTAL NORWAY		5,559,167
Panama - 0.3%
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	36,600	917,288
Papua New Guinea - 0.0%
Oil Search Ltd. (a)	60,000	48,374
Poland - 0.1%
Agora SA unit (a)	10,000	182,500
Portugal - 0.1%
Electricidade de Portugal SA	55,000	149,389
Portugal Telecom SA	25,800	229,940
Telecel Comunicacoes Pessoais SA (a)	1,500	16,450
TOTAL PORTUGAL		395,779
Singapore - 0.3%
Chartered Semiconductor Manufacturing Ltd. ADR	2,500	116,250
Flextronics International Ltd. (a)	12,400	471,200
Singapore Airlines Ltd.	8,000	80,251
TOTAL SINGAPORE		667,701
South Africa - 0.6%
Anglo American Platinum Corp. Ltd.	22,900	893,585
Gold Fields Ltd.	37,000	110,119
Impala Platinum Holdings Ltd.	11,900	510,000
Sasol Ltd.	8,000	61,270
TOTAL SOUTH AFRICA		1,574,974
Spain - 2.3%
Altadis SA	34,000	509,365
Common Stocks - continued
	Shares	Value (Note 1)
Spain - continued
Banco Santander Central Hispano SA ADR	156,200	$ 1,591,288
Endesa SA	14,800	241,195
Grupo Auxiliar Metalurgico SA (Gamesa) (a)	5,600	103,289
Prosegur Comp Securidad SA	21,000	206,768
Repsol YPF SA sponsored ADR	52,300	833,531
Telefonica SA sponsored ADR	43,800	2,537,663
Union Electrica Fenosa SA	15,000	277,430
TOTAL SPAIN		6,300,529
Sweden - 3.3%
Artimplant AB (B Shares) (a)	17,100	225,788
AssiDoman AB	22,000	373,012
AssiDoman AB rights 11/16/00 (a)	15,000	4,726
Atle AB	17,900	247,094
AU-System AB (a)(d)	39,900	257,432
Biacore International AB (a)	3,800	161,168
Bure Equity AB	47,000	286,786
Capio AB (a)	23,500	148,094
Enea Data AB	36,000	174,652
Gambro AB (A Shares)	12,000	94,228
HIQ International AB	24,000	194,458
Investor AB (B Shares)	104,000	1,373,212
Kinnevik Investment AB (B Shares) (a)	15,300	332,110
Kungsleden AB	6,000	52,516
LGP Telecom Holding AB	12,000	300,090
Micronic Laser Systems AB (a)	2,000	59,618
Nobel Biocare AB	6,800	153,046
Nordic Baltic Holding AB	27,180	203,911
Partnertech AB	5,100	77,543
Scandic Hotels AB	10,000	102,031
Skandinaviska Enskilda Banken (A Shares)	24,000	283,285
Svenska Cellulosa AB (SCA) (B Shares)	45,800	939,182
Svenska Handelsbanken AB (A Shares)	68,638	1,077,940
SwitchCore AB (a)	4,000	19,806
Tele1 Europe Holding AB (a)	16,000	123,237
Telefonaktiebolaget LM Ericsson sponsored ADR	107,400	1,490,175
TV 4 AB (A Shares)	5,300	161,168
TOTAL SWEDEN		8,916,308
Switzerland - 8.4%
ABB Ltd. (Reg.)	4,864	432,280
Adecco SA	570	394,164
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
Baloise Holdings AG	653	$ 646,279
Bank for International Settlements (BIS)	39	340,640
Credit Suisse Group (Reg.)	7,311	1,370,685
Disetronic Holding AG	439	381,240
Edipresse SA (Bearer)	1,700	685,675
Gretag Imaging Holding AG (Reg. D)	1,796	322,730
Holderbank Financiere Glarus AG (Bearer)	332	348,900
Julius Baer Holding AG	92	455,522
Leica Geosystems AG	700	198,609
Mikron Holding AG	438	246,108
Nestle SA (Reg.)	1,697	3,516,732
Novartis AG (Reg.)	1,200	1,820,529
PubliGroupe SA (Reg.)	1,320	774,743
Richemont Compagnie Financier Class A unit	795	2,211,405
Roche Holding AG participation certificates	87	794,737
Schindler Holding AG	137	208,149
Serono SA sponsored ADR (a)	5,500	124,438
Societe Generale de Surveillance Holding SA (SGS) (Bearer)	196	239,889
Sulzer Medica AG (Reg.)	4,205	1,064,409
Swiss Life	500	388,873
Swiss Reinsurance Co. (Reg.)	229	451,630
Tamedia AG (a)	660	82,064
The Swatch Group AG (Reg.)	6,513	1,771,826
UBS AG	12,034	1,667,019
Zurich Financial Services Group AG	3,547	1,716,768
TOTAL SWITZERLAND		22,656,043
Taiwan - 0.1%
D-Link Corp.	34,500	45,715
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	65,400	198,427
TOTAL TAIWAN		244,142
United Kingdom - 12.2%
Aggreko PLC	23,800	125,935
Allied Domecq PLC	205,900	1,063,382
Antofagasta Holdings PLC	43,200	255,957
ARM Holdings PLC sponsored ADR (a)	5,000	150,000
AstraZeneca Group PLC sponsored ADR	11,400	543,638
Avis Europe PLC	30,000	78,284
BAA PLC	12,000	99,681
Baltimore Technologies PLC sponsored ADR (a)	4,000	64,000
Barclays PLC	19,300	551,750
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Bass PLC	51,800	$ 506,512
Billiton PLC	93,000	354,582
BP Amoco PLC sponsored ADR	47,200	2,404,250
British Energy PLC	160,200	418,035
Cable & Wireless PLC	12,000	169,615
Cambridge Antibody Technology Group PLC (a)	6,000	374,023
Carlton Communications PLC	33,900	272,754
Centrica PLC	82,400	283,109
Chloride Group PLC	30,000	89,157
Close Brothers Group PLC	4,000	66,976
Diageo PLC	116,300	1,096,744
Diageo PLC sponsored ADR	17,700	665,963
Electronics Boutique PLC	45,000	40,447
Glaxo Wellcome PLC sponsored ADR	31,500	1,832,906
Guardian IT PLC	21,000	281,604
Guinness Peat Group PLC	160,000	98,203
Hanson PLC	41,900	219,975
House of Fraser PLC	40,000	26,095
HSBC Holdings PLC:
(France)	26,200	374,275
(United Kingdom) (Reg.)	104,294	1,503,920
Intec Telecom Systems PLC (a)	20,000	200,928
Johnson Matthey PLC	41,600	648,306
Lloyds TSB Group PLC	91,500	931,186
Logica PLC	6,000	177,356
Logica PLC New	600	17,222
Lonmin PLC	15,000	184,837
Nycomed Amersham PLC	31,200	279,073
Oxford Glycosciences PLC (a)	3,000	109,597
Professional Staff PLC sponsored ADR (a)	30,400	163,400
Provident Financial Group PLC	24,700	314,749
Reckitt Benckiser PLC	34,000	446,566
Rentokil Initial PLC	220,000	507,105
Rexam PLC	65,700	221,922
Ricardo PLC	10,000	72,485
Rio Tinto PLC (Reg. D)	43,500	703,141
Royal Bank of Scotland Group PLC	43,900	984,539
Safeway PLC	160,200	665,373
Shell Transport & Trading Co. PLC (Reg.)	519,200	4,256,362
Smith & Nephew PLC	38,800	159,183
SmithKline Beecham PLC sponsored ADR	21,600	1,408,050
South African Breweries PLC	41,900	251,067
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Spirent PLC	8,000	$ 74,109
SSL International PLC	50,000	581,692
Tesco PLC	129,000	491,372
United News & Media PLC	34,600	432,627
United Utilities PLC	26,300	264,221
Vodafone Group PLC	431,085	1,834,804
Vodafone Group PLC sponsored ADR	52,500	2,234,531
Zen Research PLC (a)(d)	23,200	68,275
TOTAL UNITED KINGDOM		32,695,850
United States of America - 0.8%
Entravision Communications Corp. Class A	1,000	17,688
Hollinger International, Inc. Class A	36,500	563,469
Impsat Fiber Networks, Inc.	5,000	60,000
JDS Uniphase Corp. (a)	1,000	81,438
Medicines Co.	600	18,075
OMI Corp. (a)	35,800	248,363
Orthofix International NV (a)	28,700	602,700
Pharmacia Corp.	5,239	288,145
UnitedGlobalCom, Inc. Class A (a)	9,000	286,313
TOTAL UNITED STATES OF AMERICA		2,166,191
TOTAL COMMON STOCKS (Cost $236,276,950)		240,387,506
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.1%
Canada - 0.1%
ITF Optical Technologies, Inc. (f)	857	89,985
Metrophotonics, Inc. Series 2 (f)	8,500	85,000
TOTAL CANADA		174,985
Nonconvertible Preferred Stocks - 0.5%
Germany - 0.5%
Marschollek Lautenschlaeger und Partner AG	4,400	595,688
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
Germany - continued
ProSieben Sat.1 Media AG (a)	25,600	$ 806,156
Rhoen Klinikum AG	1,000	55,512
TOTAL GERMANY		1,457,356
TOTAL PREFERRED STOCKS (Cost $1,367,215)		1,632,341
Investment Companies - 2.3%

Argentina - 0.0%
Argentina Fund, Inc.	11,000	114,813
Brazil - 0.1%
Brazil Fund, Inc.	16,500	264,000
Canada - 0.1%
Economic Investment Trust Ltd.	2,582	159,838
United Corporations Ltd.	4,005	113,771
TOTAL CANADA		273,609
Chile - 0.1%
Chile Fund, Inc.	15,000	130,313
Five Arrows Chile Investment Trust Ltd.	45,500	70,525
TOTAL CHILE		200,838
China - 0.1%
China Fund, Inc.	10,000	89,375
Jardine Fleming China Region Fund, Inc.	8,500	63,750
Templeton China World Fund, Inc.	2,000	14,250
TOTAL CHINA		167,375
Emerging Markets - 0.3%
Asia Tigers Fund, Inc.	23,000	162,438
Central European Equity Fund, Inc.	8,100	96,188
Emerging Markets Infrastructure Fund, Inc.	4,825	43,123
Emerging Markets Telecommunication Fund, Inc.	8,000	71,000
Southern Africa Fund, Inc.	1,399	17,050
Templeton Dragon Fund, Inc.	47,800	361,488
TOTAL EMERGING MARKETS		751,287
France - 0.1%
France Growth Fund, Inc.	13,300	148,794
Investment Companies - continued
	Shares	Value (Note 1)
Hong Kong - 0.1%
Asia Pacific Fund, Inc.	21,900	$ 177,938
Greater China Fund, Inc.	15,500	127,875
TOTAL HONG KONG		305,813
India - 0.2%
India Fund	34,200	365,513
India Growth Fund (a)	12,900	131,419
Jardine Fleming India Fund, Inc. (a)	6,865	62,214
Morgan Stanley Dean Witter India Investment Fund, Inc.	9,000	95,063
TOTAL INDIA		654,209
Italy - 0.0%
Italy Fund, Inc. (The)	6,604	112,268
Korea (South) - 0.2%
Korea Fund, Inc. (The)	34,700	382,047
Korean Investment Fund, Inc.	1,500	6,938
TOTAL KOREA (SOUTH)		388,985
Mexico - 0.3%
Mexico Fund, Inc. (The)	50,300	795,369
Multi-National - 0.6%
Blackrock North American Government Income Trust, Inc.	11,000	107,250
Latin America Equity Fund, Inc.	11,400	131,813
Latin American Discovery Fund, Inc.	10,000	100,000
Latin American Investment Fund, Inc.	8,000	103,000
MFS Government Markets Income Trust	44,300	274,106
Morgan Stanley Dean Witter Africa Investment Fund, Inc.	2,109	16,081
Morgan Stanley Dean Witter Asia-Pacific Fund, Inc.	41,200	365,650
RCM Strategic Global Government Fund, Inc.	4,000	38,750
Strategic Global Income Fund, Inc.	23,000	235,750
Templeton Global Income Fund, Inc.	24,700	148,200
TOTAL MULTI-NATIONAL		1,520,600
Portugal - 0.0%
Portugal Fund, Inc.	6,100	60,619
Singapore - 0.0%
Singapore Fund, Inc.	15,000	95,625
Switzerland - 0.1%
Swiss Helvetia Fund, Inc.	17,500	249,375
Investment Companies - continued
	Shares	Value (Note 1)
Taiwan - 0.0%
R.O.C. Taiwan Fund (SBI)	4,000	$ 23,500
TOTAL INVESTMENT COMPANIES (Cost $6,943,750)		6,127,079
Corporate Bonds - 0.2%
Moody's Ratings (unaudited)			Principal Amount (c)
Convertible Bonds - 0.1%
Israel - 0.1%
Tecnomatix Tech Ltd. 5.25% 8/15/04	-		$ 129,000	74,498
United Kingdom - 0.0%
Royal Bank of Scotland Group PLC euro 0% 12/1/03 (Reg. S) (e)	-	GBP	40,900	48,324
TOTAL CONVERTIBLE BONDS				122,822
Nonconvertible Bonds - 0.1%
France - 0.1%
Eurotunnel Finance Ltd. euro 0% 4/30/40 (e)	-	EUR	240	264,826
TOTAL CORPORATE BONDS (Cost $461,607)				387,648
Cash Equivalents - 6.9%
	Shares
Fidelity Cash Central Fund, 6.61% (b) (Cost $18,475,534)	18,475,534	18,475,534
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $263,525,056)		267,010,108
NET OTHER ASSETS - 0.5%		1,475,000
NET ASSETS - 100%		$ 268,485,108
Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Principal amount is stated in United States dollars unless otherwise noted.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $603,553 or 0.2% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
ITF Optical Technologies, Inc.	10/11/00	$ 89,985
Metrophotonics, Inc. Series 2	9/29/00	$ 85,000
OZ Optics Ltd. unit	8/18/00	$ 79,704
Income Tax Information

At October 31, 2000, the aggregate
cost of investment securities for income tax purposes was $264,592,380. Net unrealized appreciation aggregated $2,417,728, of which $23,668,231 related to appreciated investment securities and $21,250,503 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approximately $6,955,000 all of which will expire on October 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $263,525,056) - See accompanying schedule		$ 267,010,108
Cash		75,957
Foreign currency held at value (cost $4,466)		4,454
Receivable for investments sold		3,633,713
Receivable for fund shares sold		1,293,144
Dividends receivable		442,958
Interest receivable		134,603
Other receivables		384
Total assets		272,595,321
Liabilities
Payable for investments purchased	$ 3,504,480
Payable for fund shares redeemed	146,570
Accrued management fee	159,771
Distribution fees payable	129,404
Other payables and accrued expenses	169,988
Total liabilities		4,110,213
Net Assets		$ 268,485,108
Net Assets consist of:
Paid in capital		$ 269,199,943
Undistributed net investment income		3,949,570
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,137,549)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,473,144
Net Assets		$ 268,485,108

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($27,314,331 ÷ 1,878,887 shares)	$14.54
Maximum offering price per share (100/94.25 of $14.54)	$15.43
Class T: Net Asset Value and redemption price per share ($139,347,298 ÷ 9,634,742 shares)	$14.46
Maximum offering price per share (100/96.50 of $14.46)	$14.98
Class B: Net Asset Value and offering price per share ($43,757,846 ÷ 3,052,877 shares) A	$14.33
Class C: Net Asset Value and offering price per share ($37,765,424 ÷ 2,632,873 shares) A	$14.34
Institutional Class: Net Asset Value, offering price and redemption price per share ($20,300,209 ÷ 1,390,387 shares)	$14.60

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 3,112,699
Special dividend from BCE, Inc.		1,661,331
Interest		1,119,208
Security lending		40,082
		5,933,320
Less foreign taxes withheld		(366,838)
Total income		5,566,482
Expenses
Management fee	$ 1,367,430
Transfer agent fees	501,516
Distribution fees	1,121,901
Accounting and security lending fees	120,095
Non-interested trustees' compensation	554
Custodian fees and expenses	330,543
Registration fees	140,727
Audit	25,010
Legal	1,273
Miscellaneous	3,596
Total expenses before reductions	3,612,645
Expense reductions	(41,499)	3,571,146
Net investment income		1,995,336
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(5,861,806)
Foreign currency transactions	(54,688)	(5,916,494)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,517,286)
Assets and liabilities in foreign currencies	(12,026)	(1,529,312)
Net gain (loss)		(7,445,806)
Net increase (decrease) in net assets resulting from operations		$ (5,450,470)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2000	December 17, 1998 (commencment of operations) to October 31,1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ 1,995,336	$ (59,944)
Net realized gain (loss)	(5,916,494)	1,099,878
Change in net unrealized appreciation (depreciation)	(1,529,312)	5,002,456
Net increase (decrease) in net assets resulting from operations	(5,450,470)	6,042,390
Distributions to shareholders From net investment income	(146,319)	-
From net realized gain	(959,661)	-
In excess of net realized gain	(100,992)	-
Total distributions	(1,206,972)	-
Share transactions - net increase (decrease)	216,006,366	53,093,794
Total increase (decrease) in net assets	209,348,924	59,136,184
Net Assets
Beginning of period	59,136,184	-
End of period (including under (over) distribution of net investment income of $3,949,570 and $(8,798), respectively)	$ 268,485,108	$ 59,136,184

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.05	$ 10.00
Income from Investment Operations
Net investment income D	.22 H	.01
Net realized and unrealized gain (loss)	1.49 I	3.04
Total from investment operations	1.71	3.05
Less Distributions
From net investment income	(.03)	-
From net realized gain	(.17)	-
In excess of net realized gain	(.02)	-
Total distributions	(.22)	-
Net asset value, end of period	$ 14.54	$ 13.05
Total Return B, C	13.13%	30.50%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 27,314	$ 3,841
Ratio of expenses to average net assets	1.52%	2.00% A, F
Ratio of expenses to average net assets after expense reductions	1.50% G	1.97% A, G
Ratio of net investment income to average net assets	1.44%	.05% A
Portfolio turnover	87%	78% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend from BCE, Inc. which amounted to $.13 per share.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.02	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17 H	(.02)
Net realized and unrealized gain (loss)	1.49 I	3.04
Total from investment operations	1.66	3.02
Less Distributions
From net investment income	(.03)	-
From net realized gain	(.17)	-
In excess of net realized gain	(.02)	-
Total distributions	(.22)	-
Net asset value, end of period	$ 14.46	$ 13.02
Total Return B, C	12.78%	30.20%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 139,347	$ 32,132
Ratio of expenses to average net assets	1.82%	2.25% A, F
Ratio of expenses to average net assets after expense reductions	1.80% G	2.22% A, G
Ratio of net investment income (loss) to average net assets	1.15%	(.20)% A
Portfolio turnover	87%	78% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend from BCE, Inc. which amounted to $.13 per share.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.96	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.09 H	(.07)
Net realized and unrealized gain (loss)	1.49 I	3.03
Total from investment operations	1.58	2.96
Less Distributions
From net investment income	(.02)	-
From net realized gain	(.17)	-
In excess of net realized gain	(.02)	-
Total distributions	(.21)	-
Net asset value, end of period	$ 14.33	$ 12.96
Total Return B, C	12.21%	29.60%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 43,758	$ 10,839
Ratio of expenses to average net assets	2.36%	2.75% A, F
Ratio of expenses to average net assets after expense reductions	2.34% G	2.72% A, G
Ratio of net investment income (loss) to average net assets	.60%	(.70)% A
Portfolio turnover	87%	78% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend from BCE, Inc. which amounted to $.13 per share.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.96	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.10 H	(.07)
Net realized and unrealized gain (loss)	1.48 I	3.03
Total from investment operations	1.58	2.96
Less Distributions
From net investment income	(.01)	-
From net realized gain	(.17)	-
In excess of net realized gain	(.02)	-
Total distributions	(.20)	-
Net asset value, end of period	$ 14.34	$ 12.96
Total Return B, C	12.21%	29.60%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 37,765	$ 8,142
Ratio of expenses to average net assets	2.32%	2.75% A, F
Ratio of expenses to average net assets after expense reductions	2.30% G	2.72% A, G
Ratio of net investment income (loss) to average net assets	.65%	(.70)% A
Portfolio turnover	87%	78% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend from BCE, Inc. which amounted to $.13 per share.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.08	$ 10.00
Income from Investment Operations
Net investment income D	.26 H	.03
Net realized and unrealized gain (loss)	1.49 I	3.05
Total from investment operations	1.75	3.08
Less Distributions
From net investment income	(.04)	-
From net realized gain	(.17)	-
In excess of net realized gain	(.02)	-
Total distributions	(.23)	-
Net asset value, end of period	$ 14.60	$ 13.08
Total Return B, C	13.42%	30.80%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 20,300	$ 4,182
Ratio of expenses to average net assets	1.24%	1.75% A, F
Ratio of expenses to average net assets after expense reductions	1.22% G	1.72% A, G
Ratio of net investment income to average net assets	1.73%	.30% A
Portfolio turnover	87%	78% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend from BCE, Inc. which amounted to $.13 per share.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Advisor Diversified International Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $254,635 or 0.1% of net assets.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $353,036,608 and $149,867,078, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .72% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 41,658	$ 3,951
Class T	507,498	26
Class B	316,688	238,227
Class C	256,057	163,627
	$ 1,121,901	$ 405,831

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 140,462	$ 53,353
Class T	304,988	96,407
Class B	45,443	45,443*
Class C	10,702	10,702*
	$ 501,595	$ 205,905

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 37,068.22
Class T	271,799.27
Class B	99,078.31
Class C	69,133.27
Institutional Class	24,438.18
	$ 501,516

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $5,390 for the period.

Annual Report

Notes to Financial Statements - continued

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end there were no security loans outstanding.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $40,463 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $282 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

Transfer Agent Credits
Class T	$ 754

Annual Report

Notes to Financial Statements - continued

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2000	December 17, 1998 (commencement of operations) to October 31, 1999
From net investment income
Class A	$ 10,540	$ -
Class T	95,222	-
Class B	19,524	-
Class C	7,400	-
Institutional Class	13,633	-
Total	$ 146,319	$ -
From net realized gain
Class A	$ 60,373	$ -
Class T	545,651	-
Class B	167,823	-
Class C	127,217	-
Institutional Class	58,597	-
Total	$ 959,661	$ -
In excess of net realized gain
Class A	$ 6,354	$ -
Class T	57,423	-
Class B	17,661	-
Class C	13,388	-
Institutional Class	6,166	-
Total	$ 100,992	$ -
	$ 1,206,972	$ -

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	December 17, 1998 (commencement of operations) to October 31,	Year ended October 31,	December 17, 1998 (commencement of operations) to October 31,
	2000	1999	2000	1999

Class A Shares sold	2,673,616	368,962	$ 41,659,349	$ 4,258,738
Reinvestment of distributions	5,306	-	75,782	-
Shares redeemed	(1,094,417)	(74,580)	(16,670,468)	(934,331)
Net increase (decrease)	1,584,505	294,382	$ 25,064,663	$ 3,324,407
Class T Shares sold	9,883,624	2,744,736	$ 151,684,553	$ 32,469,727
Reinvestment of distributions	47,912	-	682,269	-
Shares redeemed	(2,764,761)	(276,769)	(42,543,275)	(3,437,679)
Net increase (decrease)	7,166,775	2,467,967	$ 109,823,547	$ 29,032,048
Class B Shares sold	2,519,471	859,540	$ 38,521,267	$ 10,054,769
Reinvestment of distributions	12,633	-	179,135	-
Shares redeemed	(315,547)	(23,220)	(4,887,648)	(281,680)
Net increase (decrease)	2,216,557	836,320	$ 33,812,754	$ 9,773,089
Class C Shares sold	2,428,332	639,584	$ 37,048,372	$ 7,402,250
Reinvestment of distributions	8,632	-	122,491	-
Shares redeemed	(432,373)	(11,302)	(6,560,662)	(138,947)
Net increase (decrease)	2,004,591	628,282	$ 30,610,201	$ 7,263,303
Institutional Class Shares sold	1,314,105	333,162	$ 20,387,308	$ 3,865,196
Reinvestment of distributions	4,808	-	68,755	-
Shares redeemed	(248,303)	(13,385)	(3,760,862)	(164,249)
Net increase (decrease)	1,070,610	319,777	$ 16,695,201	$ 3,700,947

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 8, 2000

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/6/99	$.045	$.006
Class T	12/6/99	$.045	$.006
Class B	12/6/99	$.043	$.006
Class C	12/6/99	$.041	$.006

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

Greg Fraser, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Focus Funds

Fidelity Advisor Consumer
Industries Fund

Fidelity Advisor Cyclical
Industries Fund

Fidelity Advisor Financial
Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Natural
Resources Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Telecommunications & Utilities Growth Fund

Growth Funds

Fidelity Advisor Korea Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor International
Capital Appreciation Fund

Fidelity Advisor Overseas Fund

Fidelity Advisor Diversified International Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor TechnoQuant®
Growth Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor Value Strategies Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Dynamic Capital Appreciation Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Growth
Opportunities Fund

Growth and Income Funds

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Asset Allocation Fund

Fidelity Advisor Balanced Fund

Taxable Income Funds

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor High Income Fund

Fidelity Advisor Strategic Income Fund

Fidelity Advisor Mortgage
Securities Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Short Fixed-Income Fund

Municipal Funds

Fidelity Advisor Municipal Income Fund

Money Market Funds

Prime Fund

Treasury Fund

Tax-Exempt Fund

ADIF-ANN-1200 118917
1.728709.101

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Diversified International

Fund - Institutional Class

Annual Report

October 31, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Diversified International Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity® Adv Diversified Intl - Inst CL	13.42%	48.35%
MSCI EAFE®	-2.72%	13.62%
International Funds Average	2.70%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2000, the index included over 800 equity securities of companies domiciled in 20 countries. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 666 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - Inst CL	13.42%	23.42%
MSCI EAFE	-2.72%	7.05%
International Funds Average	2.70%	n/a*

Average annual total returns take Institutional Class' shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Diversified International Fund - Institutional Class on December 17, 1998, when the fund started. As the chart shows, by October 31, 2000, the value of the investment would have grown to $14,835 - a 48.35% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,362 - a 13.62% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Currency disparities, the see-saw performance of technology and telecommunications stocks and increased uncertainty over the direction of energy prices contributed to volatile world markets for the 12-month period that ended October 31, 2000. Through the first half of the period, foreign investors enjoyed handsome returns from technology and telecommunications holdings. These gains disappeared down the stretch, however, as the dollar continued to outperform the struggling euro - the uniform currency of 11 European nations - and the Japanese yen by wide margins. Soaring oil and gas prices also added to the volatility. The Morgan Stanley EAFE® index - which tracks the performance of stock markets in Europe, Australasia and the Far East - fell 2.72% during the period. Europe's economic recovery remained on course, but the euro's continued weakness proved to be a millstone. The Morgan Stanley Europe index had a 12-month return of 1.16%. Japan's economic recovery, on the other hand, appeared to be short-lived, or at least very, very slow in the making. The Morgan Stanley Japan index declined 11.61% during the period. Emerging markets, meanwhile, were unable to sustain the momentum they carried into early 2000 - the Morgan Stanley Emerging Markets Free index tumbled 10.33%.

(Portfolio Manager photograph)
An interview with Greg Fraser, Portfolio Manager of Fidelity Advisor Diversified International Fund

Q. How did the fund perform, Greg?

A. For the 12-month period that ended October 31, 2000, the fund's Institutional Class shares returned 13.42%. For the same period, the capitalization-weighted Morgan Stanley Capital International (MSCI) EAFE Index - a broad measure of stock performance in Europe, Australasia and the Far East - fell 2.72%. The fund also compares its performance against the Lipper Inc. international funds average, which was up 2.70% during the past 12 months.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why did the fund outperform its index and Lipper peer group during the past year?

A. Our underweighted position in Japan and favorable stock selection within the Japanese markets made the largest contribution to performance relative to the index. Despite a sell-off in Japanese technology and telecommunications stocks that began in the second quarter of 2000, the strong relative performance of our holdings in those sectors helped the fund. For example, rising demand from telecommunications companies eager to build out optical networks boosted the performance of Furukawa Electric. Additionally, the fund's out-of-benchmark stake in Canadian stocks proved beneficial. Compared to our Lipper peers, I probably reduced the fund's weightings in the technology and telecommunications sectors more quickly and aggressively than other funds did - a move that enhanced performance - as those areas were battered throughout the summer.

Q. Can you describe the international market environment during the period?

A. During the first half of the period, the fund had the wind at its back due to strong economic growth in many countries, generally stable interest rates and improving corporate earnings. That positive environment was altered significantly during the past six months, as a couple of key factors put heavy downward pressure on international equity prices. First, a rising interest-rate environment worldwide - particularly in European countries - contributed to slowing demand for products and services and began to hurt corporate profits. Specifically, there were growing concerns about slowing demand for certain technology products, such as personal computers and semiconductors, which hurt stocks in that sector. Meanwhile, an increase in energy prices to near historically high levels was seen as a detriment to the economies in many countries, such as South Korea, which imports nearly 100% of its oil.

Q. Could you highlight some of the fund's more important individual contributors?

A. In the consumer products industry, diversified companies such as Diageo and Nestle performed well as investors retreated from the technology sector. Most pharmaceutical companies did reasonably well, including fund holdings SmithKline Beecham and Glaxo Wellcome. Additionally, energy companies such as European holdings TotalFinaElf and Eni, as well as Canadian Natural Resources and Alberta Energy in Canada, did well given the positive supply and demand equation for oil.

Q. Which stocks disappointed?

A. There were several disappointments in the telecommunications sector, which suffered from global pricing pressures, higher-than-expected costs for licenses for the next generation of wireless communications, called 3G, and general slowing economic growth worldwide. Among these detractors were Nippon Telegraph, Vodafone Group, NTT DoCoMo, DDI and China Mobile. Additionally, Japanese electronics manufacturer Hikari Tsushin, which I sold off entirely during the period, and United Internet were hurt by the global correction in Internet-related stocks.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Greg, what's your outlook for the fund?

A. After the sharp decline of telecom and technology stocks during the past six months, there haven't been any areas of the market that have demonstrated clear leadership. Nevertheless, I will continue to look for reasonably valued stocks with improving fundamentals. I have increasing concerns about the funding environment for emerging companies. Many newer companies appear to have substantial capital needs and, if those needs become too difficult or too expensive to meet, the equities of those companies could fall dramatically in value. Shareholders should expect companies with strong balance sheets and good cash flow to become a larger part of the portfolio.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital growth

Start date: December 17, 1998

Size: as of October 31, 2000, more than $268 million

Manager: Greg Fraser, since inception; joined Fidelity in 1986

3

Greg Fraser discusses the possibility of a global bear market:

"By historical standards, U.S. equity returns have been substantially higher than normal during the past few years. Some specific sectors, such as technology, have seen spectacular returns - at least until March of 2000. Additionally, many investors who participated in initial public offerings (IPOs) for the first time experienced tremendous results. Because of these abnormal positive experiences and through media influence, many investors have been taught to buy more stocks on every dip in the market.

"It is important, therefore, to recognize that we might now either be in a bear market - a period of generally decreasing stock prices - or we soon could be in one. It's one thing to stay the course when equities quickly recover; it's quite another to actually stay the course if one's monthly statements show greater losses, month after month. History has shown that truly global bear markets leave few stocks unscathed.

"While I don't know whether or not we're in a bear market yet, shareholders should re-examine their portfolio allocations, making sure they don't have short-term investment money overexposed to these equity risks. Meanwhile, there is evidence that investing a percentage of one's portfolio in international stocks can provide an added layer of diversification that could enhance portfolio performance over the long term."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Furukawa Electric Co. Ltd. (Japan, Electrical Equipment)	1.7	1.4
Nippon Telegraph & Telephone Corp. sponsored ADR (Japan, Telephone Services)	1.6	2.0
Shell Transport & Trading Co. PLC (Reg.) (United Kingdom, Oil & Gas)	1.6	1.1
Nokia AB sponsored ADR (Finland, Communications Equipment)	1.6	2.2
Vodafone Group PLC (United Kingdom, Cellular)	1.5	2.0
	8.0	8.7
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Finance	20.6	12.0
Utilities	9.7	17.3
Technology	9.7	13.5
Health	8.6	6.4
Energy	8.3	7.9
Top Five Countries as of October 31, 2000
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	15.0	21.4
United Kingdom	12.2	10.3
Canada	9.4	4.1
Switzerland	8.5	7.7
France	7.5	8.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2000	As of April 30, 2000
Stocks and Investment Companies 92.4%	Stocks and Investment Companies 91.7%
Bonds 0.2%	Bonds 0.3%
Short-Term Investments and Net Other Assets 7.4%	Short-Term Investments and Net Other Assets 8.0%

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 89.5%
	Shares	Value (Note 1)
Australia - 2.3%
Australian Gas Light Co.	46,000	$ 278,174
Australian Stock Exchange Ltd.	11,900	72,978
AXA Asia Pacific Holdings Ltd.	185,000	276,174
BHP Ltd.	24,100	234,416
BMCMedia.com Ltd. (a)	208,000	29,753
Cable & Wireless Optus Ltd. (a)	133,200	283,094
Commonwealth Bank of Australia	73,200	1,093,095
E*TRADE Australia Ltd. (a)	45,000	46,814
F. H. Faulding & Co. Ltd.	34,500	183,041
ISIS Communications Ltd. (a)	185,000	28,387
John Fairfax Holdings Ltd.	50,000	113,913
National Australia Bank Ltd.	25,000	348,501
News Corp. Ltd. sponsored ADR (pfd. ltd. vtg.)	39,300	1,422,169
Orbital Engine Co. Ltd. sponsored ADR (a)	2,000	17,625
Securenet Ltd. (a)	85,900	373,085
Westpac Banking Corp.	50,300	344,679
WMC Ltd.	297,300	1,140,474
TOTAL AUSTRALIA		6,286,372
Austria - 0.2%
Bank Austria AG	4,500	243,500
Flughafen Wien AG	2,000	72,980
RHI AG	10,871	230,683
TOTAL AUSTRIA		547,163
Belgium - 0.2%
Dexia SA (a)	512	9
Telindus Group NV	32,000	626,075
Telindus Group NV (strip VVPR) (a)	33	0
TOTAL BELGIUM		626,084
Bermuda - 0.6%
ACE Ltd.	5,700	223,725
Aquarius Platinum Ltd. (a)	60,000	249,672
Asia Global Crossing Ltd. Class A	35,000	245,000
Global Crossing Ltd. (a)	12,000	283,500
Knightsbridge Tankers Ltd.	13,100	282,469
RenaissanceRe Holdings Ltd.	4,400	319,275
TOTAL BERMUDA		1,603,641
Brazil - 0.2%
Banco Itau SA	2,800,000	218,842
Companhia de Bebidas das Americas (AmBev) sponsored ADR	1,000	22,563
Common Stocks - continued
	Shares	Value (Note 1)
Brazil - continued
Telebras sponsored ADR (pfd. holder)	5,100	$ 373,575
Telecomunicacoes de Sao Paulo SA sponsored ADR	2,000	28,500
TOTAL BRAZIL		643,480
Canada - 9.2%
Alberta Energy Co. Ltd.	33,800	1,248,768
Bank of Montreal	15,000	694,581
Bank of Nova Scotia	45,600	1,302,857
Barrick Gold Corp.	10,000	133,005
BCE, Inc.	70,600	1,901,215
Canada Life Financial Corp.	15,000	350,739
Canadian Imperial Bank of Commerce	47,400	1,506,837
Canadian National Railway Co.	32,000	1,008,867
Canadian Natural Resources Ltd. (a)	40,800	1,205,911
Canadian Pacific Ltd.	67,200	1,953,103
Celestica, Inc. (sub. vtg.) (a)	10,000	714,614
COM DEV International Ltd. (a)	8,000	90,640
Encal Energy Ltd. (a)	5,000	30,378
Fairfax Financial Holdings Ltd. (a)	8,000	1,066,667
Fletcher Challenge Canada Ltd.	105,200	1,105,550
Gulf Canada Resources Ltd. (a)	97,200	418,167
Harrowston, Inc. Class A (a)	56,000	156,322
Industrial Alliance Life Insurance Co. (a)	4,000	88,670
Manulife Financial Corp.	4,000	104,039
Marsulex, Inc. (a)	5,000	10,016
Metro, Inc. Class A	12,000	163,941
National Bank of Canada	26,000	426,076
Noranda, Inc.	13,300	130,598
Nortel Networks Corp.	7,900	359,450
Onex Corp.	21,000	333,793
OZ Optics Ltd. unit (f)	5,400	79,650
Pancanadian Petroleum Ltd.	10,500	244,828
Petro-Canada	45,800	962,627
Placer Dome, Inc.	8,500	70,624
Power Corp. of Canada	23,000	521,182
Research in Motion Ltd. (a)	2,000	199,672
Rio Alto Exploration Ltd. (a)	13,000	221,149
Royal Bank of Canada	47,500	1,506,897
Sun Life Financial Services Canada, Inc.	45,800	947,586
Suncor Energy, Inc.	48,000	937,931
Talisman Energy, Inc. (a)	13,000	409,425
TimberWest Forest Corp. unit	55,800	386,660
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
Toronto Dominion Bank	58,300	$ 1,606,361
Trizec Hahn Corp. (sub. vtg.) (a)	8,000	120,066
TOTAL CANADA		24,719,462
Denmark - 1.6%
Danske Bank AS	2,000	289,781
GN Store Nordic AS	50,800	985,254
Group 4 Falck AS	5,400	659,194
NKT Holding AS	1,000	236,730
Novo-Nordisk AS Series B (a)	9,700	2,058,355
RTX Telecom AS	2,100	88,646
TK Development AS	800	26,468
TOTAL DENMARK		4,344,428
Finland - 2.9%
Elisa Communications Corp. (A Shares)	12,724	353,164
F-Secure Oyj (a)	4,000	22,748
Fortum Oyj	22,000	72,827
KCI Konecranes	7,815	182,351
Kone Corp.	4,000	234,269
Metsa Tissue Oyj	26,400	268,900
Metsa-Serla Oyj (B Shares)	20,590	129,328
Metso Oyj sponsored ADR	23,700	186,638
Nokia AB sponsored ADR	98,300	4,202,325
Sampo Insurance Co. Ltd. (A Shares)	38,026	1,549,271
Sanoma-WSOY Oyj (B Shares)	6,600	90,193
Sonera Corp.	8,500	187,296
UPM-Kymmene Corp.	10,955	310,108
TOTAL FINLAND		7,789,418
France - 7.3%
Aventis SA (France)	21,300	1,534,931
AXA SA de CV	11,200	1,483,023
BNP Paribas SA	17,400	1,500,543
Carbone Lorraine Group	8,900	379,982
Castorama Dubois Investissements SA	2,300	467,757
Christian Dior SA	24,400	1,240,572
CNP Assurances	23,900	742,276
Compagnie de St. Gobain	1,000	132,328
Compagnie Generale d'Industrie et de Participations (CGIP)	4,400	184,495
Compagnie Generale de Geophysique SA sponsored ADR (a)	3,679	44,148
Eurafrance (Societe)	1,330	799,828
Eurotunnel SA unit (a)	30,000	27,246
Common Stocks - continued
	Shares	Value (Note 1)
France - continued
France Telecom SA sponsored ADR	14,700	$ 1,578,413
HighWave Optical Technologies	2,000	305,398
Isis SA	3,000	206,258
L'Oreal SA (a)	1,750	133,686
Louis Vuitton Moet Hennessy (LVMH)	4,500	328,486
Remy Cointreau SA	3,000	100,328
Remy Cointreau SA (RFD) (a)	71	2,374
Riber SA (d)	13,000	277,846
Sanofi-Synthelabo SA	22,900	1,205,126
Schneider Electric SA	2,000	130,291
Silicon On Insulator TEChnologies SA (SOITEC) (a)	9,000	203,967
Societe Generale Class A (a)	17,400	988,054
TotalFinaElf SA:
Class B	12,400	1,776,300
sponsored ADR	30,800	2,206,050
UBI Soft Entertainment (a)	335	14,445
Vivendi Environment (a)	20,600	769,352
Vivendi SA	8,700	625,472
Wavecom SA sponsored ADR (a)	1,000	87,000
TOTAL FRANCE		19,475,975
Germany - 6.6%
Aachener & Muenchener Beteiligungs AG (AMB)	2,000	179,946
ACG AG	1,500	78,938
Allianz AG (Reg.)	3,649	1,237,515
Altana AG	11,400	1,373,263
Axel Springer Verlag	180	145,145
Bayer AG	31,300	1,358,925
Bayerische Motoren Werke AG (BMW)	2,000	66,240
Beiersdorf AG	5,700	546,712
Buderus AG	17,300	327,899
Cybio AG	2,500	301,218
Deutsche Bank AG	17,400	1,424,925
Deutsche Lufthansa AG (Reg.)	25,500	497,821
Deutsche Telekom AG	25,500	957,765
DIS Deutscher Industrie Service AG (a)	19,600	819,347
E.On AG	8,900	452,353
Epcos AG	2,000	151,630
ERGO Versicherungs Gruppe AG	2,000	276,709
Fresenius Medical Care AG sponsored ADR	22,900	609,713
Hannover Rueckversicherungs AG	5,000	420,580
Heidelberger Druckmaschinen AG	16,000	845,405
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
Infineon Technologies AG sponsored ADR (a)	4,500	$ 192,938
Lion Bioscience AG sponsored ADR	1,000	77,063
Muenchener Ruckversicherungs-Gesellschaft AG (Reg.)	1,000	314,480
Pfeiffer Vacuum Technology AG	3,000	118,408
Schering AG (a)	28,010	1,569,143
SGL Carbon AG (a)	8,600	525,650
Siemens AG	7,800	993,427
Stinnes AG	16,000	378,904
Suess MicroTec AG (a)	4,000	112,721
Techem AG	35,000	860,047
United Internet AG (a)	13,100	84,284
WEB.DE AG	8,000	124,264
Wella AG	6,500	247,171
Winkler & Dunnebier AG	5,000	62,811
TOTAL GERMANY		17,733,360
Hong Kong - 1.0%
Asat Holdings Ltd. sponsored ADR	16,000	106,000
Cathay Pacific Airways Ltd.	40,000	72,583
China Mobile Ltd. (a)	74,000	453,250
China Mobile Ltd. sponsored ADR (a)	53,400	1,635,375
Hutchison Whampoa Ltd.	24,900	308,937
Techpacific.com Ltd.	80,000	2,975
TOTAL HONG KONG		2,579,120
Indonesia - 0.0%
Gulf Indonesia Resources Ltd. (a)	2,000	21,750
Ireland - 0.9%
Allied Irish Banks PLC	20,000	203,712
Anglo-Irish Bank Corp. PLC	72,200	167,469
Bank of Ireland, Inc.	45,000	346,820
Elan Corp. PLC sponsored ADR (a)	12,100	628,444
Independent Newspapers PLC (Ireland)	77,400	239,795
Irish Life & Permanent PLC	47,000	471,143
Ryanair Holdings PLC sponsored ADR (a)	8,800	354,750
TOTAL IRELAND		2,412,133
Israel - 0.3%
AudioCodes Ltd. (a)	3,000	118,688
BackWeb Technologies Ltd. (a)	2,000	17,875
BATM Advanced Communications Ltd.	2,000	14,874
Common Stocks - continued
	Shares	Value (Note 1)
Israel - continued
Lanoptics Ltd. (a)	2,000	$ 47,250
Teva Pharmaceutical Industries Ltd. ADR	10,400	614,900
TOTAL ISRAEL		813,587
Italy - 2.2%
Alleanza Assicurazioni Spa	8,000	105,699
Assicurazioni Generali Spa	5,644	185,733
De Rigo Spa ADR (a)	4,000	32,750
Ducati Motor Holding Spa (a)	175,200	378,466
Enel Spa	10,000	37,016
Eni Spa sponsored ADR	35,500	1,921,438
Finmeccanica Spa (a)	415,000	475,892
Industrie Natuzzi Spa ADR	2,500	29,688
Luxottica Group Spa sponsored ADR	20,000	288,750
SAES Getters Spa sponsored ADR	14,000	126,000
San Paolo IMI Spa	17,524	282,256
Telecom Italia Mobile Spa	49,700	422,908
Telecom Italia Spa	62,900	739,075
Unicredito Italiano Spa	160,156	818,225
TOTAL ITALY		5,843,896
Japan - 15.0%
Advantest Corp.	2,000	260,838
Air Liquide Japan Ltd.	8,000	37,980
Anritsu Corp.	17,000	373,935
Canon, Inc. ADR	7,100	287,994
Citizen Watch Co. Ltd.	41,000	402,447
Daiichi Pharmaceutical Co. Ltd.	8,000	227,294
Dainippon Pharmaceutical Co.	8,000	102,575
DDI Corp.	5	23,463
Fanuc Ltd.	3,000	269,453
Fuji Coca-Cola Bottling Co. Ltd.	20,000	156,723
Fuji Heavy Industries Ltd.	44,000	306,480
Fuji Photo Film Co. Ltd.	7,000	259,830
Fujikura Ltd.	35,000	308,588
Fujisawa Pharmaceutical Co. Ltd.	13,000	408,670
Fujitsu Ltd.	35,000	623,591
Furukawa Electric Co. Ltd.	170,000	4,471,609
Hakuto Co. Ltd.	3,100	68,472
Hitachi Chemical Co. Ltd.	4,000	100,449
Hokkaido Coca-Cola Bottling Co. Ltd.	20,000	164,971
Hoya Corp.	8,700	719,219
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
JAFCO Co. Ltd.	400	$ 42,526
Japan Airlines Co. Ltd.	40,000	160,205
Japan Aviation Electronics Industries (a)	14,000	99,056
Kao Corp.	16,000	479,516
Konica Corp. (a)	64,000	494,473
Kyocera Corp. sponsored ADR	10,800	1,444,500
Maruichi Steel Tube Ltd.	5,000	70,983
Matsushita Communication Industrial Co. Ltd.	2,000	262,121
Matsushita Electric Industrial Co. Ltd. ADR	6,300	1,841,175
Mikasa Coca Cola Bottling Co.	6,000	46,467
Mikuni Coca Cola Bottling Co.	5,000	54,945
Mitsubishi Electric Corp.	40,000	287,416
Mitsubishi Estate Co. Ltd. (a)	20,000	212,629
Mitsubishi Rayon Co. Ltd.	22,000	78,435
Mitsui Fudosan Co. Ltd.	20,000	242,324
NEC Corp.	72,000	1,372,560
Nichicon Corp.	22,000	392,980
Nikko Securities Co. Ltd.	42,000	362,607
Nintendo Co. Ltd.	2,700	446,659
Nippon Electric Glass Co. Ltd.	9,000	209,513
Nippon Sheet Glass Co. Ltd.	23,000	349,922
Nippon Telegraph & Telephone Corp. sponsored ADR	95,600	4,367,725
Nissan Motor Co. Ltd. (a)	64,000	448,000
Nitto Denko Corp.	6,000	202,914
NOK Corp.	4,000	38,200
Nomura Securities Co. Ltd.	55,000	1,166,942
North Pacific Bank Ltd.	4,000	26,065
NTT DoCoMo, Inc.	27	665,659
Olympus Optical Co. Ltd.	16,000	221,135
Omron Corp.	63,000	1,553,203
ORIX Corp.	10,200	1,070,388
Osaka Gas Co. Ltd.	40,000	98,616
Pioneer Corp.	38,000	1,177,161
Rohm Co. Ltd.	3,300	832,032
Sanyo Electric Co. Ltd.	266,000	2,023,463
Sharp Corp.	12,000	152,873
Shikoku Coca-Cola Bottling Co. Ltd.	15,200	123,985
SKY Perfect Communications, Inc. (a)	65	119,742
Softbank Corp.	2,000	120,062
Sony Corp. sponsored ADR	12,000	996,000
Stanley Electric Co. Ltd.	8,000	82,852
Sumitomo Electric Industries Ltd.	43,000	794,107
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Sumitomo Realty & Development Co. Ltd.	5,000	$ 28,687
Suzuken Co. Ltd.	4,500	159,610
Takeda Chemical Industries Ltd.	21,000	1,383,833
TDK Corp.	4,000	403,263
Teikoku Hormone Manufacturing Co. Ltd.	7,000	44,011
Tokyo Gas Co. Ltd.	40,000	104,482
Tokyo Seimitsu Co. Ltd.	4,100	289,341
Toshiba Corp.	49,000	350,289
Toyo Corp.	4,000	107,781
Toyoda Automatic Loom Works Ltd.	37,000	669,737
Toyoda Machine Works Ltd.	9,000	65,494
Toyota Motor Corp.	40,200	1,606,379
West Japan Railway Co.	20	82,119
Yokogawa Electric Corp.	12,000	94,144
TOTAL JAPAN		40,195,887
Korea (South) - 0.3%
Samsung Electronics Co. Ltd.	6,900	864,396
Luxembourg - 0.3%
Espirito Santo Financial Holding SA ADR	21,000	396,375
Metro International SA Swedish Depository Receipt (A Shares)	4,000	41,212
Quilmes Industrial SA sponsored ADR	11,000	90,750
RTL Group	1,900	164,497
TOTAL LUXEMBOURG		692,834
Mexico - 0.8%
Coca-Cola Femsa SA de CV ADR	4,500	86,344
Elamex SA de CV (a)	22,600	67,094
Grupo Radio Centro SA de CV sponsored ADR	15,000	143,438
Telefonos de Mexico SA de CV Series L sponsored ADR	16,800	906,150
Transport Maritima Mexicana SA de CV:
sponsored ADR (a)	40,000	337,500
Series L sponsored ADR (a)	24,500	238,875
Wal-Mart de Mexico SA de CV Series C (a)	130,000	294,142
TOTAL MEXICO		2,073,543
Netherlands - 6.6%
ABN AMRO Holding NV	78,200	1,812,069
Akzo Nobel NV	25,200	1,147,561
ASM Lithography Holding NV (a)	1,000	27,813
Buhrmann NV	13,700	374,440
De Telegraaf Holding NV (Certificaten Van Aandelen)	28,100	558,120
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - continued
Draka Holding NV	4,000	$ 234,099
Elsevier NV	45,000	574,850
Fugro NV	6,600	389,064
Heineken Holding NV (A Shares)	32,000	1,140,787
Hollandsche Beton Groep NV	4,000	34,801
Hunter Douglas NV	29,700	852,076
IHC Caland NV	9,416	415,600
ING Groep NV (Certificaten Van Aandelen)	43,735	3,003,934
Jomed NV (a)	22,416	1,371,772
KLM Royal Dutch Airlines NV (a)	4,900	89,421
Koninklijke Ahold NV	13,975	406,036
Koninklijke Boskalis Westminster NV	13,000	308,963
Koninklijke Philips Electronics NV	44,555	1,751,365
Koninklijke Wessanen NV	8,000	93,368
KPNQwest NV	2,600	64,025
New Skies Satellites NV (a)	33,000	296,910
Numico NV	6,000	280,613
Petroplus International NV	22,400	298,506
Rodamco Asia NV	7,238	86,318
Rodamco North America NV	8,210	299,652
Smit International NV (Certificaten Van Aandelen)	2,000	38,366
STMicroelectronics NV (NY Shares)	11,800	612,863
Unilever NV (NY Shares)	8,200	416,663
United Pan-Europe Communications NV sponsored ADR (a)	10,000	182,500
Van der Moolen Holding NV	2,000	161,696
Van Melle NV (Certificaten Van Aandelen) (a)	7,148	174,433
Vendex KBB NV	20,600	258,432
Vopak NV	3,000	57,294
TOTAL NETHERLANDS		17,814,410
New Zealand - 0.4%
Brierley Investments Ltd.	335,000	45,395
Contact Energy Ltd.	221,500	245,415
Fletcher Challenge Ltd.:
Building Division	240,400	172,461
Forestry Division	1,101,600	162,446
Frucor Beverages Group Ltd. (a)	140,000	109,920
Sky City Ltd.	84,121	246,084
TOTAL NEW ZEALAND		981,721
Norway - 2.1%
Bergesen dy ASA (A Shares)	27,500	547,514
Common Stocks - continued
	Shares	Value (Note 1)
Norway - continued
DNB Holding ASA	226,200	$ 981,044
Eltek ASA	4,200	157,749
Frontline Ltd. (a)	45,800	754,133
Norsk Hydro AS (a)	30,500	1,211,203
Opticom ASA (a)	1,000	169,824
Orkla-Borregaard AS	9,000	162,236
PhotoCure ASA (a)	3,900	49,107
ProSafe ASA (a)	24,200	385,450
Schibsted AS (B Shares)	19,800	300,452
Smedvig ASA (A Shares)	20,000	187,258
Sparebanken NOR (primary shares certificates)	13,700	346,481
TANDBERG ASA (a)	7,000	185,321
TANDBERG Television ASA (a)	12,000	121,395
TOTAL NORWAY		5,559,167
Panama - 0.3%
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	36,600	917,288
Papua New Guinea - 0.0%
Oil Search Ltd. (a)	60,000	48,374
Poland - 0.1%
Agora SA unit (a)	10,000	182,500
Portugal - 0.1%
Electricidade de Portugal SA	55,000	149,389
Portugal Telecom SA	25,800	229,940
Telecel Comunicacoes Pessoais SA (a)	1,500	16,450
TOTAL PORTUGAL		395,779
Singapore - 0.3%
Chartered Semiconductor Manufacturing Ltd. ADR	2,500	116,250
Flextronics International Ltd. (a)	12,400	471,200
Singapore Airlines Ltd.	8,000	80,251
TOTAL SINGAPORE		667,701
South Africa - 0.6%
Anglo American Platinum Corp. Ltd.	22,900	893,585
Gold Fields Ltd.	37,000	110,119
Impala Platinum Holdings Ltd.	11,900	510,000
Sasol Ltd.	8,000	61,270
TOTAL SOUTH AFRICA		1,574,974
Spain - 2.3%
Altadis SA	34,000	509,365
Common Stocks - continued
	Shares	Value (Note 1)
Spain - continued
Banco Santander Central Hispano SA ADR	156,200	$ 1,591,288
Endesa SA	14,800	241,195
Grupo Auxiliar Metalurgico SA (Gamesa) (a)	5,600	103,289
Prosegur Comp Securidad SA	21,000	206,768
Repsol YPF SA sponsored ADR	52,300	833,531
Telefonica SA sponsored ADR	43,800	2,537,663
Union Electrica Fenosa SA	15,000	277,430
TOTAL SPAIN		6,300,529
Sweden - 3.3%
Artimplant AB (B Shares) (a)	17,100	225,788
AssiDoman AB	22,000	373,012
AssiDoman AB rights 11/16/00 (a)	15,000	4,726
Atle AB	17,900	247,094
AU-System AB (a)(d)	39,900	257,432
Biacore International AB (a)	3,800	161,168
Bure Equity AB	47,000	286,786
Capio AB (a)	23,500	148,094
Enea Data AB	36,000	174,652
Gambro AB (A Shares)	12,000	94,228
HIQ International AB	24,000	194,458
Investor AB (B Shares)	104,000	1,373,212
Kinnevik Investment AB (B Shares) (a)	15,300	332,110
Kungsleden AB	6,000	52,516
LGP Telecom Holding AB	12,000	300,090
Micronic Laser Systems AB (a)	2,000	59,618
Nobel Biocare AB	6,800	153,046
Nordic Baltic Holding AB	27,180	203,911
Partnertech AB	5,100	77,543
Scandic Hotels AB	10,000	102,031
Skandinaviska Enskilda Banken (A Shares)	24,000	283,285
Svenska Cellulosa AB (SCA) (B Shares)	45,800	939,182
Svenska Handelsbanken AB (A Shares)	68,638	1,077,940
SwitchCore AB (a)	4,000	19,806
Tele1 Europe Holding AB (a)	16,000	123,237
Telefonaktiebolaget LM Ericsson sponsored ADR	107,400	1,490,175
TV 4 AB (A Shares)	5,300	161,168
TOTAL SWEDEN		8,916,308
Switzerland - 8.4%
ABB Ltd. (Reg.)	4,864	432,280
Adecco SA	570	394,164
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
Baloise Holdings AG	653	$ 646,279
Bank for International Settlements (BIS)	39	340,640
Credit Suisse Group (Reg.)	7,311	1,370,685
Disetronic Holding AG	439	381,240
Edipresse SA (Bearer)	1,700	685,675
Gretag Imaging Holding AG (Reg. D)	1,796	322,730
Holderbank Financiere Glarus AG (Bearer)	332	348,900
Julius Baer Holding AG	92	455,522
Leica Geosystems AG	700	198,609
Mikron Holding AG	438	246,108
Nestle SA (Reg.)	1,697	3,516,732
Novartis AG (Reg.)	1,200	1,820,529
PubliGroupe SA (Reg.)	1,320	774,743
Richemont Compagnie Financier Class A unit	795	2,211,405
Roche Holding AG participation certificates	87	794,737
Schindler Holding AG	137	208,149
Serono SA sponsored ADR (a)	5,500	124,438
Societe Generale de Surveillance Holding SA (SGS) (Bearer)	196	239,889
Sulzer Medica AG (Reg.)	4,205	1,064,409
Swiss Life	500	388,873
Swiss Reinsurance Co. (Reg.)	229	451,630
Tamedia AG (a)	660	82,064
The Swatch Group AG (Reg.)	6,513	1,771,826
UBS AG	12,034	1,667,019
Zurich Financial Services Group AG	3,547	1,716,768
TOTAL SWITZERLAND		22,656,043
Taiwan - 0.1%
D-Link Corp.	34,500	45,715
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	65,400	198,427
TOTAL TAIWAN		244,142
United Kingdom - 12.2%
Aggreko PLC	23,800	125,935
Allied Domecq PLC	205,900	1,063,382
Antofagasta Holdings PLC	43,200	255,957
ARM Holdings PLC sponsored ADR (a)	5,000	150,000
AstraZeneca Group PLC sponsored ADR	11,400	543,638
Avis Europe PLC	30,000	78,284
BAA PLC	12,000	99,681
Baltimore Technologies PLC sponsored ADR (a)	4,000	64,000
Barclays PLC	19,300	551,750
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Bass PLC	51,800	$ 506,512
Billiton PLC	93,000	354,582
BP Amoco PLC sponsored ADR	47,200	2,404,250
British Energy PLC	160,200	418,035
Cable & Wireless PLC	12,000	169,615
Cambridge Antibody Technology Group PLC (a)	6,000	374,023
Carlton Communications PLC	33,900	272,754
Centrica PLC	82,400	283,109
Chloride Group PLC	30,000	89,157
Close Brothers Group PLC	4,000	66,976
Diageo PLC	116,300	1,096,744
Diageo PLC sponsored ADR	17,700	665,963
Electronics Boutique PLC	45,000	40,447
Glaxo Wellcome PLC sponsored ADR	31,500	1,832,906
Guardian IT PLC	21,000	281,604
Guinness Peat Group PLC	160,000	98,203
Hanson PLC	41,900	219,975
House of Fraser PLC	40,000	26,095
HSBC Holdings PLC:
(France)	26,200	374,275
(United Kingdom) (Reg.)	104,294	1,503,920
Intec Telecom Systems PLC (a)	20,000	200,928
Johnson Matthey PLC	41,600	648,306
Lloyds TSB Group PLC	91,500	931,186
Logica PLC	6,000	177,356
Logica PLC New	600	17,222
Lonmin PLC	15,000	184,837
Nycomed Amersham PLC	31,200	279,073
Oxford Glycosciences PLC (a)	3,000	109,597
Professional Staff PLC sponsored ADR (a)	30,400	163,400
Provident Financial Group PLC	24,700	314,749
Reckitt Benckiser PLC	34,000	446,566
Rentokil Initial PLC	220,000	507,105
Rexam PLC	65,700	221,922
Ricardo PLC	10,000	72,485
Rio Tinto PLC (Reg. D)	43,500	703,141
Royal Bank of Scotland Group PLC	43,900	984,539
Safeway PLC	160,200	665,373
Shell Transport & Trading Co. PLC (Reg.)	519,200	4,256,362
Smith & Nephew PLC	38,800	159,183
SmithKline Beecham PLC sponsored ADR	21,600	1,408,050
South African Breweries PLC	41,900	251,067
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Spirent PLC	8,000	$ 74,109
SSL International PLC	50,000	581,692
Tesco PLC	129,000	491,372
United News & Media PLC	34,600	432,627
United Utilities PLC	26,300	264,221
Vodafone Group PLC	431,085	1,834,804
Vodafone Group PLC sponsored ADR	52,500	2,234,531
Zen Research PLC (a)(d)	23,200	68,275
TOTAL UNITED KINGDOM		32,695,850
United States of America - 0.8%
Entravision Communications Corp. Class A	1,000	17,688
Hollinger International, Inc. Class A	36,500	563,469
Impsat Fiber Networks, Inc.	5,000	60,000
JDS Uniphase Corp. (a)	1,000	81,438
Medicines Co.	600	18,075
OMI Corp. (a)	35,800	248,363
Orthofix International NV (a)	28,700	602,700
Pharmacia Corp.	5,239	288,145
UnitedGlobalCom, Inc. Class A (a)	9,000	286,313
TOTAL UNITED STATES OF AMERICA		2,166,191
TOTAL COMMON STOCKS (Cost $236,276,950)		240,387,506
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.1%
Canada - 0.1%
ITF Optical Technologies, Inc. (f)	857	89,985
Metrophotonics, Inc. Series 2 (f)	8,500	85,000
TOTAL CANADA		174,985
Nonconvertible Preferred Stocks - 0.5%
Germany - 0.5%
Marschollek Lautenschlaeger und Partner AG	4,400	595,688
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
Germany - continued
ProSieben Sat.1 Media AG (a)	25,600	$ 806,156
Rhoen Klinikum AG	1,000	55,512
TOTAL GERMANY		1,457,356
TOTAL PREFERRED STOCKS (Cost $1,367,215)		1,632,341
Investment Companies - 2.3%

Argentina - 0.0%
Argentina Fund, Inc.	11,000	114,813
Brazil - 0.1%
Brazil Fund, Inc.	16,500	264,000
Canada - 0.1%
Economic Investment Trust Ltd.	2,582	159,838
United Corporations Ltd.	4,005	113,771
TOTAL CANADA		273,609
Chile - 0.1%
Chile Fund, Inc.	15,000	130,313
Five Arrows Chile Investment Trust Ltd.	45,500	70,525
TOTAL CHILE		200,838
China - 0.1%
China Fund, Inc.	10,000	89,375
Jardine Fleming China Region Fund, Inc.	8,500	63,750
Templeton China World Fund, Inc.	2,000	14,250
TOTAL CHINA		167,375
Emerging Markets - 0.3%
Asia Tigers Fund, Inc.	23,000	162,438
Central European Equity Fund, Inc.	8,100	96,188
Emerging Markets Infrastructure Fund, Inc.	4,825	43,123
Emerging Markets Telecommunication Fund, Inc.	8,000	71,000
Southern Africa Fund, Inc.	1,399	17,050
Templeton Dragon Fund, Inc.	47,800	361,488
TOTAL EMERGING MARKETS		751,287
France - 0.1%
France Growth Fund, Inc.	13,300	148,794
Investment Companies - continued
	Shares	Value (Note 1)
Hong Kong - 0.1%
Asia Pacific Fund, Inc.	21,900	$ 177,938
Greater China Fund, Inc.	15,500	127,875
TOTAL HONG KONG		305,813
India - 0.2%
India Fund	34,200	365,513
India Growth Fund (a)	12,900	131,419
Jardine Fleming India Fund, Inc. (a)	6,865	62,214
Morgan Stanley Dean Witter India Investment Fund, Inc.	9,000	95,063
TOTAL INDIA		654,209
Italy - 0.0%
Italy Fund, Inc. (The)	6,604	112,268
Korea (South) - 0.2%
Korea Fund, Inc. (The)	34,700	382,047
Korean Investment Fund, Inc.	1,500	6,938
TOTAL KOREA (SOUTH)		388,985
Mexico - 0.3%
Mexico Fund, Inc. (The)	50,300	795,369
Multi-National - 0.6%
Blackrock North American Government Income Trust, Inc.	11,000	107,250
Latin America Equity Fund, Inc.	11,400	131,813
Latin American Discovery Fund, Inc.	10,000	100,000
Latin American Investment Fund, Inc.	8,000	103,000
MFS Government Markets Income Trust	44,300	274,106
Morgan Stanley Dean Witter Africa Investment Fund, Inc.	2,109	16,081
Morgan Stanley Dean Witter Asia-Pacific Fund, Inc.	41,200	365,650
RCM Strategic Global Government Fund, Inc.	4,000	38,750
Strategic Global Income Fund, Inc.	23,000	235,750
Templeton Global Income Fund, Inc.	24,700	148,200
TOTAL MULTI-NATIONAL		1,520,600
Portugal - 0.0%
Portugal Fund, Inc.	6,100	60,619
Singapore - 0.0%
Singapore Fund, Inc.	15,000	95,625
Switzerland - 0.1%
Swiss Helvetia Fund, Inc.	17,500	249,375
Investment Companies - continued
	Shares	Value (Note 1)
Taiwan - 0.0%
R.O.C. Taiwan Fund (SBI)	4,000	$ 23,500
TOTAL INVESTMENT COMPANIES (Cost $6,943,750)		6,127,079
Corporate Bonds - 0.2%
Moody's Ratings (unaudited)			Principal Amount (c)
Convertible Bonds - 0.1%
Israel - 0.1%
Tecnomatix Tech Ltd. 5.25% 8/15/04	-		$ 129,000	74,498
United Kingdom - 0.0%
Royal Bank of Scotland Group PLC euro 0% 12/1/03 (Reg. S) (e)	-	GBP	40,900	48,324
TOTAL CONVERTIBLE BONDS				122,822
Nonconvertible Bonds - 0.1%
France - 0.1%
Eurotunnel Finance Ltd. euro 0% 4/30/40 (e)	-	EUR	240	264,826
TOTAL CORPORATE BONDS (Cost $461,607)				387,648
Cash Equivalents - 6.9%
	Shares
Fidelity Cash Central Fund, 6.61% (b) (Cost $18,475,534)	18,475,534	18,475,534
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $263,525,056)		267,010,108
NET OTHER ASSETS - 0.5%		1,475,000
NET ASSETS - 100%		$ 268,485,108
Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Principal amount is stated in United States dollars unless otherwise noted.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $603,553 or 0.2% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
ITF Optical Technologies, Inc.	10/11/00	$ 89,985
Metrophotonics, Inc. Series 2	9/29/00	$ 85,000
OZ Optics Ltd. unit	8/18/00	$ 79,704
Income Tax Information

At October 31, 2000, the aggregate
cost of investment securities for income tax purposes was $264,592,380. Net unrealized appreciation aggregated $2,417,728, of which $23,668,231 related to appreciated investment securities and $21,250,503 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approximately $6,955,000 all of which will expire on October 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $263,525,056) - See accompanying schedule		$ 267,010,108
Cash		75,957
Foreign currency held at value (cost $4,466)		4,454
Receivable for investments sold		3,633,713
Receivable for fund shares sold		1,293,144
Dividends receivable		442,958
Interest receivable		134,603
Other receivables		384
Total assets		272,595,321
Liabilities
Payable for investments purchased	$ 3,504,480
Payable for fund shares redeemed	146,570
Accrued management fee	159,771
Distribution fees payable	129,404
Other payables and accrued expenses	169,988
Total liabilities		4,110,213
Net Assets		$ 268,485,108
Net Assets consist of:
Paid in capital		$ 269,199,943
Undistributed net investment income		3,949,570
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,137,549)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,473,144
Net Assets		$ 268,485,108

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($27,314,331 ÷ 1,878,887 shares)	$14.54
Maximum offering price per share (100/94.25 of $14.54)	$15.43
Class T: Net Asset Value and redemption price per share ($139,347,298 ÷ 9,634,742 shares)	$14.46
Maximum offering price per share (100/96.50 of $14.46)	$14.98
Class B: Net Asset Value and offering price per share ($43,757,846 ÷ 3,052,877 shares) A	$14.33
Class C: Net Asset Value and offering price per share ($37,765,424 ÷ 2,632,873 shares) A	$14.34
Institutional Class: Net Asset Value, offering price and redemption price per share ($20,300,209 ÷ 1,390,387 shares)	$14.60

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 3,112,699
Special dividend from BCE, Inc.		1,661,331
Interest		1,119,208
Security lending		40,082
		5,933,320
Less foreign taxes withheld		(366,838)
Total income		5,566,482
Expenses
Management fee	$ 1,367,430
Transfer agent fees	501,516
Distribution fees	1,121,901
Accounting and security lending fees	120,095
Non-interested trustees' compensation	554
Custodian fees and expenses	330,543
Registration fees	140,727
Audit	25,010
Legal	1,273
Miscellaneous	3,596
Total expenses before reductions	3,612,645
Expense reductions	(41,499)	3,571,146
Net investment income		1,995,336
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(5,861,806)
Foreign currency transactions	(54,688)	(5,916,494)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,517,286)
Assets and liabilities in foreign currencies	(12,026)	(1,529,312)
Net gain (loss)		(7,445,806)
Net increase (decrease) in net assets resulting from operations		$ (5,450,470)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2000	December 17, 1998 (commencment of operations) to October 31,1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ 1,995,336	$ (59,944)
Net realized gain (loss)	(5,916,494)	1,099,878
Change in net unrealized appreciation (depreciation)	(1,529,312)	5,002,456
Net increase (decrease) in net assets resulting from operations	(5,450,470)	6,042,390
Distributions to shareholders From net investment income	(146,319)	-
From net realized gain	(959,661)	-
In excess of net realized gain	(100,992)	-
Total distributions	(1,206,972)	-
Share transactions - net increase (decrease)	216,006,366	53,093,794
Total increase (decrease) in net assets	209,348,924	59,136,184
Net Assets
Beginning of period	59,136,184	-
End of period (including under (over) distribution of net investment income of $3,949,570 and $(8,798), respectively)	$ 268,485,108	$ 59,136,184

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.05	$ 10.00
Income from Investment Operations
Net investment income D	.22 H	.01
Net realized and unrealized gain (loss)	1.49 I	3.04
Total from investment operations	1.71	3.05
Less Distributions
From net investment income	(.03)	-
From net realized gain	(.17)	-
In excess of net realized gain	(.02)	-
Total distributions	(.22)	-
Net asset value, end of period	$ 14.54	$ 13.05
Total Return B, C	13.13%	30.50%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 27,314	$ 3,841
Ratio of expenses to average net assets	1.52%	2.00% A, F
Ratio of expenses to average net assets after expense reductions	1.50% G	1.97% A, G
Ratio of net investment income to average net assets	1.44%	.05% A
Portfolio turnover	87%	78% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend from BCE, Inc. which amounted to $.13 per share.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.02	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17 H	(.02)
Net realized and unrealized gain (loss)	1.49 I	3.04
Total from investment operations	1.66	3.02
Less Distributions
From net investment income	(.03)	-
From net realized gain	(.17)	-
In excess of net realized gain	(.02)	-
Total distributions	(.22)	-
Net asset value, end of period	$ 14.46	$ 13.02
Total Return B, C	12.78%	30.20%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 139,347	$ 32,132
Ratio of expenses to average net assets	1.82%	2.25% A, F
Ratio of expenses to average net assets after expense reductions	1.80% G	2.22% A, G
Ratio of net investment income (loss) to average net assets	1.15%	(.20)% A
Portfolio turnover	87%	78% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend from BCE, Inc. which amounted to $.13 per share.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.96	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.09 H	(.07)
Net realized and unrealized gain (loss)	1.49 I	3.03
Total from investment operations	1.58	2.96
Less Distributions
From net investment income	(.02)	-
From net realized gain	(.17)	-
In excess of net realized gain	(.02)	-
Total distributions	(.21)	-
Net asset value, end of period	$ 14.33	$ 12.96
Total Return B, C	12.21%	29.60%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 43,758	$ 10,839
Ratio of expenses to average net assets	2.36%	2.75% A, F
Ratio of expenses to average net assets after expense reductions	2.34% G	2.72% A, G
Ratio of net investment income (loss) to average net assets	.60%	(.70)% A
Portfolio turnover	87%	78% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend from BCE, Inc. which amounted to $.13 per share.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.96	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.10 H	(.07)
Net realized and unrealized gain (loss)	1.48 I	3.03
Total from investment operations	1.58	2.96
Less Distributions
From net investment income	(.01)	-
From net realized gain	(.17)	-
In excess of net realized gain	(.02)	-
Total distributions	(.20)	-
Net asset value, end of period	$ 14.34	$ 12.96
Total Return B, C	12.21%	29.60%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 37,765	$ 8,142
Ratio of expenses to average net assets	2.32%	2.75% A, F
Ratio of expenses to average net assets after expense reductions	2.30% G	2.72% A, G
Ratio of net investment income (loss) to average net assets	.65%	(.70)% A
Portfolio turnover	87%	78% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend from BCE, Inc. which amounted to $.13 per share.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.08	$ 10.00
Income from Investment Operations
Net investment income D	.26 H	.03
Net realized and unrealized gain (loss)	1.49 I	3.05
Total from investment operations	1.75	3.08
Less Distributions
From net investment income	(.04)	-
From net realized gain	(.17)	-
In excess of net realized gain	(.02)	-
Total distributions	(.23)	-
Net asset value, end of period	$ 14.60	$ 13.08
Total Return B, C	13.42%	30.80%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 20,300	$ 4,182
Ratio of expenses to average net assets	1.24%	1.75% A, F
Ratio of expenses to average net assets after expense reductions	1.22% G	1.72% A, G
Ratio of net investment income to average net assets	1.73%	.30% A
Portfolio turnover	87%	78% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Investment income per share reflects a special dividend from BCE, Inc. which amounted to $.13 per share.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Advisor Diversified International Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $254,635 or 0.1% of net assets.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $353,036,608 and $149,867,078, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .72% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 41,658	$ 3,951
Class T	507,498	26
Class B	316,688	238,227
Class C	256,057	163,627
	$ 1,121,901	$ 405,831

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 140,462	$ 53,353
Class T	304,988	96,407
Class B	45,443	45,443*
Class C	10,702	10,702*
	$ 501,595	$ 205,905

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 37,068.22
Class T	271,799.27
Class B	99,078.31
Class C	69,133.27
Institutional Class	24,438.18
	$ 501,516

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $5,390 for the period.

Annual Report

Notes to Financial Statements - continued

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end there were no security loans outstanding.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $40,463 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $282 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

Transfer Agent Credits
Class T	$ 754

Annual Report

Notes to Financial Statements - continued

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2000	December 17, 1998 (commencement of operations) to October 31, 1999
From net investment income
Class A	$ 10,540	$ -
Class T	95,222	-
Class B	19,524	-
Class C	7,400	-
Institutional Class	13,633	-
Total	$ 146,319	$ -
From net realized gain
Class A	$ 60,373	$ -
Class T	545,651	-
Class B	167,823	-
Class C	127,217	-
Institutional Class	58,597	-
Total	$ 959,661	$ -
In excess of net realized gain
Class A	$ 6,354	$ -
Class T	57,423	-
Class B	17,661	-
Class C	13,388	-
Institutional Class	6,166	-
Total	$ 100,992	$ -
	$ 1,206,972	$ -

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	December 17, 1998 (commencement of operations) to October 31,	Year ended October 31,	December 17, 1998 (commencement of operations) to October 31,
	2000	1999	2000	1999

Class A Shares sold	2,673,616	368,962	$ 41,659,349	$ 4,258,738
Reinvestment of distributions	5,306	-	75,782	-
Shares redeemed	(1,094,417)	(74,580)	(16,670,468)	(934,331)
Net increase (decrease)	1,584,505	294,382	$ 25,064,663	$ 3,324,407
Class T Shares sold	9,883,624	2,744,736	$ 151,684,553	$ 32,469,727
Reinvestment of distributions	47,912	-	682,269	-
Shares redeemed	(2,764,761)	(276,769)	(42,543,275)	(3,437,679)
Net increase (decrease)	7,166,775	2,467,967	$ 109,823,547	$ 29,032,048
Class B Shares sold	2,519,471	859,540	$ 38,521,267	$ 10,054,769
Reinvestment of distributions	12,633	-	179,135	-
Shares redeemed	(315,547)	(23,220)	(4,887,648)	(281,680)
Net increase (decrease)	2,216,557	836,320	$ 33,812,754	$ 9,773,089
Class C Shares sold	2,428,332	639,584	$ 37,048,372	$ 7,402,250
Reinvestment of distributions	8,632	-	122,491	-
Shares redeemed	(432,373)	(11,302)	(6,560,662)	(138,947)
Net increase (decrease)	2,004,591	628,282	$ 30,610,201	$ 7,263,303
Institutional Class Shares sold	1,314,105	333,162	$ 20,387,308	$ 3,865,196
Reinvestment of distributions	4,808	-	68,755	-
Shares redeemed	(248,303)	(13,385)	(3,760,862)	(164,249)
Net increase (decrease)	1,070,610	319,777	$ 16,695,201	$ 3,700,947

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 8, 2000

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/6/99	$.047	$.006

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

Greg Fraser, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Focus Funds

Fidelity Advisor Consumer
Industries Fund

Fidelity Advisor Cyclical
Industries Fund

Fidelity Advisor Financial
Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Natural
Resources Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Telecommunications & Utilities Growth Fund

Growth Funds

Fidelity Advisor Korea Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor International
Capital Appreciation Fund

Fidelity Advisor Overseas Fund

Fidelity Advisor Diversified International Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor TechnoQuant®
Growth Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor Value Strategies Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Dynamic Capital Appreciation Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Growth
Opportunities Fund

Growth and Income Funds

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Asset Allocation Fund

Fidelity Advisor Balanced Fund

Taxable Income Funds

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor High Income Fund

Fidelity Advisor Strategic Income Fund

Fidelity Advisor Mortgage
Securities Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Short Fixed-Income Fund

Municipal Funds

Fidelity Advisor Municipal Income Fund

Money Market Funds

Prime Fund

Treasury Fund

Tax-Exempt Fund

ADIFI-ANN-1200 118918
1.728710.101

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

International
Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of the McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor International Capital Appreciation Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - CL A	5.31%	58.60%
Fidelity Adv Intl Cap App - CL A (incl. 5.75% sales charge)	-0.74%	49.48%
MSCI World ex US	-2.07%	26.61%
International Funds Average	2.70%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital International AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. To measure how Class A's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 666 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - CL A	5.31%	16.65%
Fidelity Adv Intl Cap App - CL A (incl. 5.75% sales charge)	-0.74%	14.37%
MSCI World ex US	-2.07%	8.20%
International Funds Average	2.70%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Capital Appreciation Fund - Class A on November 3, 1997, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have grown to $14,948 - a 49.48% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period. With dividends reinvested, the same $10,000 would have grown to $12,661 - a 26.61% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor International Capital Appreciation Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - CL T	5.13%	57.91%
Fidelity Adv Intl Cap App - CL T (incl. 3.50% sales charge)	1.45%	52.38%
MSCI World ex US	-2.07%	26.61%
International Funds Average	2.70%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. To measure how Class T's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 666 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - CL T	5.13%	16.48%
Fidelity Adv Intl Cap App - CL T (incl. 3.50% sales charge)	1.45%	15.10%
MSCI World ex US	-2.07%	8.20%
International Funds Average	2.70%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Capital Appreciation Fund - Class T on November 3, 1997, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have grown to $15,238 - a 52.38% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period. With dividends reinvested, the same $10,000 would have grown to $12,661 - a 26.61% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor International Capital Appreciation Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B's contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - CL B	4.60%	55.01%
Fidelity Adv Intl Cap App - CL B (incl. contingent deferred sales charge)	-0.40%	52.01%
MSCI World ex US	-2.07%	26.61%
International Funds Average	2.70%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. To measure how Class B's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 666 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - CL B	4.60%	15.76%
Fidelity Adv Intl Cap App - CL B (incl. contingent deferred sales charge)	-0.40%	15.01%
MSCI World ex US	-2.07%	8.20%
International Funds Average	2.70%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Capital Appreciation Fund - Class B on November 3, 1997, when the fund started. As the chart shows, by October 31, 2000, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $15,201 - a 52.01% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period. With dividends reinvested, the same $10,000 would have grown to $12,661 - a 26.61% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor International Capital Appreciation Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C's contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - CL C	4.59%	55.11%
Fidelity Adv Intl Cap App - CL C (incl. contingent deferred sales charge)	3.59%	55.11%
MSCI World ex US	-2.07%	26.61%
International Funds Average	2.70%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. To measure how Class C's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 666 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - CL C	4.59%	15.78%
Fidelity Adv Intl Cap App - CL C (incl. contingent deferred sales charge)	3.59%	15.78%
MSCI World ex US	-2.07%	8.20%
International Funds Average	2.70%	n/a*

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Capital Appreciation Fund - Class C on November 3, 1997, when the fund started. As the chart shows, by October 31, 2000, the value of the investment would have grown to $15,511 - a 55.11% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period. With dividends reinvested, the same $10,000 would have grown to $12,661 - a 26.61% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Currency disparities, the see-saw performance of technology and telecommunications stocks, and increased uncertainty over the direction of energy prices contributed to volatile world markets for the 12-month period that ended October 31, 2000. Through the first half of the period, foreign investors enjoyed handsome returns from technology and telecommunications holdings. These gains disappeared down the stretch, however, as the dollar continued to outperform the struggling euro - the uniform currency of 11 European nations - and the Japanese yen by wide margins. Soaring oil and gas prices also added to the volatility. The Morgan Stanley EAFE® index - which tracks the performance of stock markets in Europe, Australasia and the Far East - fell 2.72% during the period. Europe's economic recovery remained on course, but the euro's continued weakness proved to be a millstone. The Morgan Stanley Europe index had a 12-month return of 1.16%. Japan's economic recovery, on the other hand, appeared to be short-lived, or at least very, very slow in the making. The Morgan Stanley Japan index declined 11.61% during the period. Emerging markets, meanwhile, were unable to sustain the momentum they carried into early 2000, as the Morgan Stanley Emerging Markets Free index tumbled 10.33%.

(Portfolio Manager photograph)
An interview with Kevin McCarey, Portfolio Manager of Fidelity Advisor International Capital Appreciation Fund

Q. How did the fund perform, Kevin?

A. For the 12 months that ended October 31, 2000, the fund's Class A, Class T, Class B and Class C shares returned 5.31%, 5.13%, 4.60% and 4.59%, respectively. These returns beat the Morgan Stanley Capital International All Country World Index Free ex USA - which fell 2.07% during the period - as well as the international funds average, which returned 2.70% according to Lipper Inc.

Q. What factors influenced the fund's performance during the period?

A. Just as technology stocks dictated the direction of the U.S. market during the period, new economy stocks - namely, those in the technology, media and telecommunications areas - played a similar role overseas. Through the first six months of the period, risk-taking appetites were high, new economy stocks flourished and the fund - with an abundance of smaller- to medium-sized new economy stocks in its portfolio - benefited accordingly. Then came the March tech decline in the U.S., and new economy stocks fell in step. Investors instead shifted their attention to stocks of more established companies with proven earnings growth, and this trend hurt the fund. In fact, most of the fund's outperformance stems from good stock picking early in the period. During the second half of the period, the fund's technology weighting fell from around 34% to just over 22%, mostly from depreciation.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. You sliced the fund's exposure to Japanese stocks in half during the year, from 34% to 17%. Why?

A. The honeymoon was basically over. The Japanese market performed extraordinarily well through most of 1999, mostly on the heels of a modest economic recovery. As the period wore on, though, a couple of things became clear. First, Japanese stock prices - not unlike dot-coms in the U.S. - had gotten too far ahead of themselves, and growth rate projections seemed overly optimistic. Second, the initial euphoria over a possible economic recovery had given way to the actual restructuring work that needed to be done to sustain the recovery. These trends hurt several of the Internet-related stocks that had boosted the fund's performance, including Softbank and JAFCO, both of which the fund no longer held at the end of the period. One Japanese stock that did perform well for the fund was Furukawa Electric, a leading maker of fiber-optic components.

Q. What was the story in Europe?

A. The big story in Europe was the fall from grace of the major telecommunications stocks. This group - including names such as Deutsche Telekom, France Telecom and Spain's Telefonica - had performed exceptionally well during the past few years, but fell hard when new economy stocks tumbled. Some of these companies had spun out separate Internet service provider divisions, and their stock prices had already been overextended prior to the new economy decline. I moved out of these stocks gradually, but some exposure still hurt the fund. On the plus side, I did find some pretty good stocks elsewhere in Europe. Wella AG - a German hair-care company - and Swatch, the Swiss watchmaker, both benefited from good earnings growth. The fund did not have a stake in Wella at the end of the period.

Q. What was your emerging-markets game plan?

A. Emerging markets weren't the best place to be, but the fund did get good returns from its investments in Mexican television stocks TV Azteca and Grupo Televisa early in the period. I also steered some money away from Japanese technology stocks to several Asian technology names, including Taiwan Semiconductor and South Korea's Samsung Electronics. Weak semiconductor demand hampered these stocks, but I still felt they offered better growth prospects than their Japanese counterparts. By the end of the period, I had sold off the fund's positions in Grupo Televisa and Samsung.

Q. Which other stocks performed well? Which were disappointing?

A. Amvescap, a leading asset manager based in the U.K., performed well, as did French software maker ILOG. Disappointments included Hikari Tsushin, a Japanese cellular phone retailer, and Jazztel, a Spanish telecommunications company, neither of which were owned by the fund at the end of the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. The challenge I face during the next few months is to maintain enough exposure to aggressive growth stocks so that when the market does turn around, the fund can take advantage. Even though risk-taking fell out of favor during the period, my strategy remains the same - to find the faster-growing companies. Many of these opportunities may reside in the new economy area, and I'm confident that our global research team will help uncover the best stories.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation by investing in securities of foreign issuers

Start date: November 3, 1997

Size: as of October 31, 2000, more than $263 million

Manager: Kevin McCarey, since inception; joined Fidelity in 1985

3

Kevin McCarey covers a variety of subjects:

The falling euro: "The euro continued to fall in value versus the dollar, but I think that was more a reflection of the amazing resiliency of the U.S. economy than of any weakness in Europe. In terms of the fund, the weak euro didn't have much of an impact on stock picking. I tend to look at stock values in terms of local currencies."

Rising oil and gas prices: "The dramatically higher prices didn't really influence the fund's performance. Europe relies on natural gas shipped in from Russia and Eastern Europe, so it's not as dependent on oil price swings. One stock that did benefit from the higher prices was TotalFinaElf, the giant French energy conglomerate. The fund did not own a position in Total at the end of the period."

Broadcasting stocks: "Going into March, the fund had made a nice profit from its positions in several European broadcasting stocks, including Television Francaise 1 (TF1) in France. Much of that strong performance came from an increase in advertising revenue, partly from new economy companies. When new economy stocks stumbled, I moved out of broadcasting stocks, realizing that expectations for advertising revenues would probably be lowered."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
China Mobile (Hong Kong) Ltd. (Hong Kong, Cellular)	5.4	0.9
Castorama Dubois Investissements SA (France, Retail & Wholesale, Miscellaneous)	4.6	0.3
Furukawa Electric Co. Ltd. (Japan, Electrical Equipment)	4.1	2.4
Nikko Securities Co. Ltd. (Japan, Securities Industry)	3.7	1.2
Nomura Securities Co. Ltd. (Japan, Securities Industry)	3.7	0.9
	21.5	5.7
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	22.4	33.7
Finance	22.2	9.7
Retail & Wholesale	11.7	2.8
Industrial Machinery & Equipment	9.1	13.7
Utilities	6.6	17.7
Top Five Countries as of October 31, 2000
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	17.0	24.0
United Kingdom	13.0	10.7
Germany	8.6	4.3
France	7.9	8.6
Hong Kong	7.1	2.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2000	As of April 30, 2000
Stocks 92.8%	Stocks 96.9%
Short-Term Investments and Net Other Assets 7.2%	Short-Term Investments and Net Other Assets 3.1%

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 90.1%
	Shares	Value (Note 1)
Belgium - 0.6%
Fortis B	52,100	$ 1,596,432
Canada - 5.3%
Canadian Natural Resources Ltd. (a)	150,400	4,445,320
Nortel Networks Corp.	115,400	5,250,700
Talisman Energy, Inc. (a)	138,900	4,374,552
TOTAL CANADA		14,070,572
Finland - 1.5%
JOT Automation Group Oyj	533,000	1,854,883
TietoEnator Oyj	107,400	2,064,799
TOTAL FINLAND		3,919,682
France - 7.9%
Activcard SA (a)	99,500	2,542,225
Castorama Dubois Investissements SA	59,100	12,019,314
ILOG SA sponsored ADR (a)	20,600	618,000
Integra SA (a)	692,500	5,613,433
TOTAL FRANCE		20,792,972
Germany - 5.9%
Beiersdorf AG	16,300	1,563,405
Deutsche Lufthansa AG (Reg.)	158,900	3,102,109
Hannover Rueckversicherungs AG	42,100	3,541,287
Karstadt Quelle AG	42,700	1,393,935
Software AG	67,900	4,864,269
United Internet AG (a)	177,400	1,141,375
TOTAL GERMANY		15,606,380
Hong Kong - 7.1%
China Mobile (Hong Kong) Ltd. (a)	2,310,500	14,151,806
Johnson Electric Holdings Ltd.	1,878,000	3,732,904
Li & Fung Ltd.	392,000	728,910
TOTAL HONG KONG		18,613,620
India - 3.1%
Housing Development Finance Corp. Ltd.	10,800	108,553
Infosys Technologies Ltd.	29,800	4,560,745
Wipro Ltd. sponsored ADR	64,300	3,383,788
TOTAL INDIA		8,053,086
Common Stocks - continued
	Shares	Value (Note 1)
Ireland - 1.6%
Bank of Ireland, Inc.	273,400	$ 2,107,122
Irish Life & Permanent PLC	213,600	2,141,196
TOTAL IRELAND		4,248,318
Israel - 0.6%
Orad Hi-Tech Systems Ltd.	51,500	1,545,262
Italy - 3.3%
Banca Nazionale del Lavoro (BNL)	1,076,400	3,471,864
Bulgari Spa	345,800	4,060,781
Luxottica Group Spa sponsored ADR	71,400	1,030,838
Saipem Spa	27,400	143,985
TOTAL ITALY		8,707,468
Japan - 17.0%
DDI Corp.	43	201,778
Furukawa Electric Co. Ltd.	416,000	10,942,352
Nikko Securities Co. Ltd.	1,140,000	9,842,178
Nomura Securities Co. Ltd.	460,000	9,759,876
Omron Corp.	143,000	3,525,525
Sanyo Electric Co. Ltd.	246,000	1,871,323
Shinko Securities Co. Ltd.	1,689,000	5,139,291
Sony Corp.	14,900	1,236,700
Yakult Honsha Co. Ltd.	215,000	2,451,288
TOTAL JAPAN		44,970,311
Korea (South) - 0.6%
Kookmin Bank	148,900	1,701,715
Mexico - 1.4%
TV Azteca SA de CV sponsored ADR	297,100	3,713,750
Netherlands - 6.2%
Draka Holding NV	11,700	684,740
IHC Caland NV	54,200	2,392,258
Koninklijke Ahold NV	139,470	4,052,221
Koninklijke Philips Electronics NV	151,193	5,943,084
VNU NV	68,600	3,252,016
TOTAL NETHERLANDS		16,324,319
Spain - 2.5%
Banco Santander Central Hispano SA	367,200	3,559,378
Telefonica SA (a)	158,700	3,026,811
TOTAL SPAIN		6,586,189
Common Stocks - continued
	Shares	Value (Note 1)
Sweden - 3.2%
Adcore AB (a)	488,200	$ 2,007,104
Telefonaktiebolaget LM Ericsson (B Shares)	470,500	6,528,188
TOTAL SWEDEN		8,535,292
Switzerland - 5.9%
Credit Suisse Group (Reg.)	34,100	6,393,157
Swiss Reinsurance Co. (Reg.)	1,600	3,155,494
The Swatch Group AG (Bearer)	4,600	6,090,682
TOTAL SWITZERLAND		15,639,333
Taiwan - 3.4%
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	1,980,000	6,007,430
United Microelectronics Corp. (a)	1,670,000	2,947,059
TOTAL TAIWAN		8,954,489
United Kingdom - 13.0%
Autonomy Corp. PLC (a)	68,700	3,525,641
BAE Systems PLC	375,900	2,133,449
Boots Co. PLC	727,900	5,803,801
Carlton Communications PLC	202,200	1,626,868
Dimension Data Holdings PLC (a)	558,500	4,890,331
Filtronic PLC	70,600	803,438
Hilton Group PLC	489,500	1,358,938
Lloyds TSB Group PLC	595,800	6,063,393
Reuters Group PLC	122,400	2,404,649
Somerfield PLC	2,479,800	2,768,124
SSL International PLC	240,400	2,796,776
TOTAL UNITED KINGDOM		34,175,408
TOTAL COMMON STOCKS (Cost $249,975,324)		237,754,598
Nonconvertible Preferred Stocks - 2.7%

Germany - 2.7%
Wella AG (Cost $6,054,620)	179,900	7,215,033
Cash Equivalents - 7.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.61% (b)	20,698,882	$ 20,698,882
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	80,750	80,750
TOTAL CASH EQUIVALENTS (Cost $20,779,632)		20,779,632
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $276,809,576)		265,749,263
NET OTHER ASSETS - (0.7)%		(1,947,768)
NET ASSETS - 100%		$ 263,801,495
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At October 31, 2000, the aggregate
cost of investment securities for income
tax purposes was $277,501,119. Net unrealized depreciation aggregated $11,751,856, of which $16,080,581 related to appreciated investment securities and $27,832,437 related to depreciated investment securities.

The fund hereby designates approximately $728,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 2000, the fund had a capital loss carryforward of approximately $23,648,000, all of which will expire on October 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $276,809,576) - See accompanying schedule		$ 265,749,263
Foreign currency held at value (cost $3,179,458)		3,167,716
Receivable for investments sold		13,969,104
Receivable for fund shares sold		2,775,998
Dividends receivable		325,104
Interest receivable		96,481
Other receivables		4,454
Total assets		286,088,120
Liabilities
Payable for investments purchased	$ 21,123,834
Payable for fund shares redeemed	548,134
Accrued management fee	169,140
Distribution fees payable	149,195
Other payables and accrued expenses	215,572
Collateral on securities loaned, at value	80,750
Total liabilities		22,286,625
Net Assets		$ 263,801,495
Net Assets consist of:
Paid in capital		$ 297,485,391
Undistributed net investment income		1,608,803
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(24,219,362)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(11,073,337)
Net Assets		$ 263,801,495

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($15,347,952 ÷ 1,005,726 shares)	$15.26
Maximum offering price per share (100/94.25 of $15.26)	$16.19
Class T: Net Asset Value and redemption price per share ($145,721,043 ÷ 9,581,555 shares)	$15.21
Maximum offering price per share (100/96.50 of $15.21)	$15.76
Class B: Net Asset Value and offering price per share ($49,140,320 ÷ 3,284,894 shares) A	$14.96
Class C: Net Asset Value and offering price per share ($44,040,822 ÷ 2,944,422 shares) A	$14.96
Institutional Class: Net Asset Value, offering price and redemption price per share ($9,551,358 ÷ 622,336 shares)	$15.35

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 2,510,077
Interest		1,120,172
Security lending		49,114
		3,679,363
Less foreign taxes withheld		(329,520)
Total income		3,349,843
Expenses
Management fee	$ 1,805,011
Transfer agent fees	675,787
Distribution fees	1,548,239
Accounting and security lending fees	151,756
Non-interested trustees' compensation	744
Custodian fees and expenses	263,414
Registration fees	150,046
Audit	31,520
Legal	2,311
Miscellaneous	10,477
Total expenses before reductions	4,639,305
Expense reductions	(113,353)	4,525,952
Net investment income (loss)		(1,176,109)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(20,858,134)
Foreign currency transactions	(276,544)	(21,134,678)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(20,988,173)
Assets and liabilities in foreign currencies	(24,250)	(21,012,423)
Net gain (loss)		(42,147,101)
Net increase (decrease) in net assets resulting from operations		$ (43,323,210)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2000	Year ended October 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (1,176,109)	$ (132,984)
Net realized gain (loss)	(21,134,678)	6,701,720
Change in net unrealized appreciation (depreciation)	(21,012,423)	9,215,926
Net increase (decrease) in net assets resulting from operations	(43,323,210)	15,784,662
Distributions to shareholders In excess of net investment income	(54,984)	-
From net realized gain	(3,820,036)	-
Total distributions	(3,875,020)	-
Share transactions - net increase (decrease)	237,287,811	34,004,800
Total increase (decrease) in net assets	190,089,581	49,789,462
Net Assets
Beginning of period	73,711,914	23,922,452
End of period (including under (over) distribution of net investment income of $1,608,803 and $(17,356), respectively)	$ 263,801,495	$ 73,711,914

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.06	$ 10.07	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)	(.01)	(.00)
Net realized and unrealized gain (loss)	.88 H	5.00	.07
Total from investment operations	.85	4.99	.07
Less Distributions
In excess of net investment income	(.02) I	-	-
From net realized gain	(.63) I	-	-
Total distributions	(.65)	-	-
Net asset value, end of period	$ 15.26	$ 15.06	$ 10.07
Total Return B, C	5.31%	49.55%	0.70%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 15,348	$ 3,407	$ 860
Ratio of expenses to average net assets	1.55%	1.72% F	2.06% A, F
Ratio of expenses to average net assets after expense reductions	1.50% G	1.67% G	2.06% A
Ratio of net investment income (loss) to average net assets	(.16)%	(.06)%	.03% A
Portfolio turnover	308%	218%	199% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of operations) to October 31, 1998.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

I The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.02	$ 10.04	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.06)	(.04)	(.03)
Net realized and unrealized gain (loss)	.88 H	5.02	.07
Total from investment operations	.82	4.98	.04
Less Distributions
In excess of net investment income	(.01) I	-	-
From net realized gain	(.62) I	-	-
Total distributions	(.63)	-	-
Net asset value, end of period	$ 15.21	$ 15.02	$ 10.04
Total Return B, C	5.13%	49.60%	0.40%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 145,721	$ 44,233	$ 12,117
Ratio of expenses to average net assets	1.72%	1.97% F	2.31% A, F
Ratio of expenses to average net assets after expense reductions	1.67% G	1.92% G	2.31% A
Ratio of net investment income (loss) to average net assets	(.33)%	(.31)%	(.24)% A
Portfolio turnover	308%	218%	199% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of operations) to October 31, 1998.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

I The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.82	$ 9.99	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.16)	(.10)	(.07)
Net realized and unrealized gain (loss)	.89 H	4.93	.06
Total from investment operations	.73	4.83	(.01)
Less Distributions
In excess of net investment income	(.01) I	-	-
From net realized gain	(.58) I	-	-
Total distributions	(.59)	-	-
Net asset value, end of period	$ 14.96	$ 14.82	$ 9.99
Total Return B, C	4.60%	48.35%	(0.10)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 49,140	$ 11,098	$ 4,047
Ratio of expenses to average net assets	2.30%	2.47% F	2.81% A, F
Ratio of expenses to average net assets after expense reductions	2.26% G	2.42% G	2.81% A
Ratio of net investment income (loss) to average net assets	(.92)%	(.81)%	(.70)% A
Portfolio turnover	308%	218%	199% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of operations) to October 31, 1998.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

I The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.83	$ 9.98	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.15)	(.10)	(.08)
Net realized and unrealized gain (loss)	.88 H	4.95	.06
Total from investment operations	.73	4.85	(.02)
Less Distributions
In excess of net investment income	(.01) I	-	-
From net realized gain	(.59) I	-	-
Total distributions	(.60)	-	-
Net asset value, end of period	$ 14.96	$ 14.83	$ 9.98
Total Return B, C	4.59%	48.60%	(0.20)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 44,041	$ 7,874	$ 2,217
Ratio of expenses to average net assets	2.25%	2.47% F	2.81% A, F
Ratio of expenses to average net assets after expense reductions	2.21% G	2.42% G	2.81% A
Ratio of net investment income (loss) to average net assets	(.86)%	(.81)%	(.75)% A
Portfolio turnover	308%	218%	199% A
A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of operations) to October 31, 1998.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

I The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.09	$ 10.09	$ 10.00
Income from Investment Operations
Net investment income D	.04	.02	.04
Net realized and unrealized gain (loss)	.88 H	4.98	.05
Total from investment operations	.92	5.00	.09
Less Distributions
In excess of net investment income	(.03) I	-	-
From net realized gain	(.63) I	-	-
Total distributions	(.66)	-	-
Net asset value, end of period	$ 15.35	$ 15.09	$ 10.09
Total Return B, C	5.78%	49.55%	0.90%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 9,551	$ 7,099	$ 4,682
Ratio of expenses to average net assets	1.15%	1.47% F	1.81% A, F
Ratio of expenses to average net assets after expense reductions	1.10% G	1.42% G	1.81% A
Ratio of net investment income to average net assets	.24%	.19%	.34% A
Portfolio turnover	308%	218%	199% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of operations) to October 31, 1998.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

I The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Advisor International Capital Appreciation Fund(the fund) is a fund of Fidelity Advisor Series VIII(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $918,911,157 and $703,009,317, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .72% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 34,304	$ 0
Class T	726,487	4,874
Class B	434,547	325,910
Class C	352,901	266,709
	$ 1,548,239	$ 597,493

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 164,325	$ 62,199
Class T	410,611	141,668
Class B	75,608	75,608 *
Class C	58,603	58,603 *
	$ 709,147	$ 338,078

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 45,472.33
Class T	361,400.25
Class B	147,272.34
Class C	101,734.29
Institutional Class	19,909.18
	$ 675,787

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $13,320 for the period.

Annual Report

Notes to Financial Statements - continued

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $69,535. The fund received cash collateral of $80,750 which was invested in cash equivalents.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $111,348 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $2,005 under the custodian arrangement.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended October 31,
2000
In excess of net investment income
Class A	$ 4,983
Class T	26,087
Class B	5,868
Class C	4,607
Institutional Class	13,439
Total	$ 54,984
From net realized gain
Class A	$ 185,477
Class T	2,368,340
Class B	532,713
Class C	418,246
Institutional Class	315,260
Total	$ 3,820,036
$ 3,875,020

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	Year ended October 31,	Year ended October 31,	Year ended October 31,
	2000	1999	2000	1999

Class A Shares sold	1,298,390	171,382	$ 24,276,500	$ 2,262,199
Reinvestment of distributions	11,029	-	182,210	-
Shares redeemed	(529,938)	(30,537)	(9,521,477)	(375,127)
Net increase (decrease)	779,481	140,845	$ 14,937,233	$ 1,887,072
Class T Shares sold	10,643,173	2,655,095	$ 198,331,205	$ 35,017,679
Reinvestment of distributions	139,588	-	2,301,807	-
Shares redeemed	(4,147,046)	(915,882)	(73,453,339)	(11,570,979)
Net increase (decrease)	6,635,715	1,739,213	$ 127,179,673	$ 23,446,700
Class B Shares sold	3,121,970	490,982	$ 58,110,416	$ 6,457,280
Reinvestment of distributions	27,962	-	455,782	-
Shares redeemed	(613,723)	(147,536)	(10,750,739)	(1,813,165)
Net increase (decrease)	2,536,209	343,446	$ 47,815,459	$ 4,644,115
Class C Shares sold	3,154,880	381,866	$ 58,126,678	$ 5,012,400
Reinvestment of distributions	23,657	-	385,612	-
Shares redeemed	(765,264)	(72,877)	(13,960,952)	(886,960)
Net increase (decrease)	2,413,273	308,989	$ 44,551,338	$ 4,125,440
Institutional Class Shares sold	318,946	898,968	$ 5,848,714	$ 10,922,948
Reinvestment of distributions	18,789	-	310,963	-
Shares redeemed	(185,886)	(892,708)	(3,355,569)	(11,021,475)
Net increase (decrease)	151,849	6,260	$ 2,804,108	$ (98,527)

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund, (the Fund), a fund of Fidelity Advisor Series VIII (the Trust), including the portfolio of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 8, 2000

Annual Report

Distributions

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/6/99	$0.080	$0.009
Class T	12/6/99	$0.077	$0.009
Class B	12/6/99	$0.071	$0.009
Class C	12/6/99	$0.073	$0.009

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Richard Spillane, Jr., Vice President

Kevin McCarey, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Focus Funds

Fidelity Advisor Consumer
Industries Fund

Fidelity Advisor Cyclical
Industries Fund

Fidelity Advisor Financial
Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Natural
Resources Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Telecommunications & Utilities Growth Fund

Growth Funds

Fidelity Advisor Korea Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor International
Capital Appreciation Fund

Fidelity Advisor Overseas Fund

Fidelity Advisor Diversified International Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor TechnoQuant®
Growth Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor Value Strategies Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Dynamic Capital Appreciation Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Growth
Opportunities Fund

Growth and Income Funds

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Asset Allocation Fund

Fidelity Advisor Balanced Fund

Taxable Income Funds

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor High Income Fund

Fidelity Advisor Strategic Income Fund

Fidelity Advisor Mortgage
Securities Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Short Fixed-Income Fund

Municipal Funds

Fidelity Advisor Municipal Income Fund

Money Market Funds

Prime Fund

Treasury Fund

Tax-Exempt Fund

AICAP-ANN-1200 118945
1.711985.102

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Investment Grade BondInternational
Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of the McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor International Capital Appreciation Fund -
Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - Inst CL	5.78%	59.62%
MSCI World ex US	-2.07%	26.61%
International Funds Average	2.70%	n/a*

Cumulative total returns show Institutional Class performance in percentage terms over a set period - in this case, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital International AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 666 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - Inst CL	5.78%	16.90%
MSCI World ex US	-2.07%	8.20%
International Funds Average	2.70%	n/a*

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Capital Appreciation Fund - Institutional Class on November 3, 1997, when the fund started. As the chart shows, by October 31, 2000, the value of the investment would have grown to $15,962 - a 59.62% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period. With dividends reinvested, the same $10,000 would have grown to $12,661 - a 26.61% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Currency disparities, the see-saw performance of technology and telecommunications stocks, and increased uncertainty over the direction of energy prices contributed to volatile world markets for the 12-month period that ended October 31, 2000. Through the first half of the period, foreign investors enjoyed handsome returns from technology and telecommunications holdings. These gains disappeared down the stretch, however, as the dollar continued to outperform the struggling euro - the uniform currency of 11 European nations - and the Japanese yen by wide margins. Soaring oil and gas prices also added to the volatility. The Morgan Stanley EAFE® index - which tracks the performance of stock markets in Europe, Australasia and the Far East - fell 2.72% during the period. Europe's economic recovery remained on course, but the euro's continued weakness proved to be a millstone. The Morgan Stanley Europe index had a 12-month return of 1.16%. Japan's economic recovery, on the other hand, appeared to be short-lived, or at least very, very slow in the making. The Morgan Stanley Japan index declined 11.61% during the period. Emerging markets, meanwhile, were unable to sustain the momentum they carried into early 2000, as the Morgan Stanley Emerging Markets Free index tumbled 10.33%.

(Portfolio Manager photograph)
An interview with Kevin McCarey, Portfolio Manager of Fidelity Advisor International Capital Appreciation Fund

Q. How did the fund perform, Kevin?

A. For the 12 months that ended October 31, 2000, the fund's Institutional Class shares returned 5.78%. This topped the Morgan Stanley Capital International All Country World Index Free ex USA - which fell 2.07% during the period - as well as the international funds average, which returned 2.70% according to Lipper Inc.

Q. What factors influenced the fund's performance during the period?

A. Just as technology stocks dictated the direction of the U.S. market during the period, new economy stocks - namely, those in the technology, media and telecommunications areas - played a similar role overseas. Through the first six months of the period, risk-taking appetites were high, new economy stocks flourished and the fund - with an abundance of smaller- to medium-sized new economy stocks in its portfolio - benefited accordingly. Then came the March tech decline in the U.S., and new economy stocks fell in step. Investors instead shifted their attention to stocks of more established companies with proven earnings growth, and this trend hurt the fund. In fact, most of the fund's outperformance stems from good stock picking early in the period. During the second half of the period, the fund's technology weighting fell from around 34% to just over 22%, mostly from depreciation.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. You sliced the fund's exposure to Japanese stocks in half during the year, from 34% to 17%. Why?

A. The honeymoon was basically over. The Japanese market performed extraordinarily well through most of 1999, mostly on the heels of a modest economic recovery. As the period wore on, though, a couple of things became clear. First, Japanese stock prices - not unlike dot-coms in the U.S. - had gotten too far ahead of themselves, and growth rate projections seemed overly optimistic. Second, the initial euphoria over a possible economic recovery had given way to the actual restructuring work that needed to be done to sustain the recovery. These trends hurt several of the Internet-related stocks that had boosted the fund's performance, including Softbank and JAFCO, both of which the fund no longer held at the end of the period. One Japanese stock that did perform well for the fund was Furukawa Electric, a leading maker of fiber-optic components.

Q. What was the story in Europe?

A. The big story in Europe was the fall from grace of the major telecommunications stocks. This group - including names such as Deutsche Telekom, France Telecom and Spain's Telefonica - had performed exceptionally well during the past few years, but fell hard when new economy stocks tumbled. Some of these companies had spun out separate Internet service provider divisions, and their stock prices had already been overextended prior to the new economy decline. I moved out of these stocks gradually, but some exposure still hurt the fund. On the plus side, I did find some pretty good stocks elsewhere in Europe. Wella AG - a German hair-care company - and Swatch, the Swiss watchmaker, both benefited from good earnings growth. The fund did not have a stake in Wella at the end of the period.

Q. What was your emerging-markets game plan?

A. Emerging markets weren't the best place to be, but the fund did get good returns from its investments in Mexican television stocks TV Azteca and Grupo Televisa early in the period. I also steered some money away from Japanese technology stocks to several Asian technology names, including Taiwan Semiconductor and South Korea's Samsung Electronics. Weak semiconductor demand hampered these stocks, but I still felt they offered better growth prospects than their Japanese counterparts. By the end of the period, I had sold off the fund's positions in Grupo Televisa and Samsung.

Q. Which other stocks performed well? Which were disappointing?

A. Amvescap, a leading asset manager based in the U.K., performed well, as did French software maker ILOG. Disappointments included Hikari Tsushin, a Japanese cellular phone retailer, and Jazztel, a Spanish telecommunications company, neither of which were owned by the fund at the end of the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. The challenge I face during the next few months is to maintain enough exposure to aggressive growth stocks so that when the market does turn around, the fund can take advantage. Even though risk-taking fell out of favor during the period, my strategy remains the same - to find the faster-growing companies. Many of these opportunities may reside in the new economy area, and I'm confident that our global research team will help uncover the best stories.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation by investing in securities of foreign issuers

Start date: November 3, 1997

Size: as of October 31, 2000, more than $263 million

Manager: Kevin McCarey, since inception; joined Fidelity in 1985

3

Kevin McCarey covers a variety of subjects:

The falling euro: "The euro continued to fall in value versus the dollar, but I think that was more a reflection of the amazing resiliency of the U.S. economy than of any weakness in Europe. In terms of the fund, the weak euro didn't have much of an impact on stock picking. I tend to look at stock values in terms of local currencies."

Rising oil and gas prices: "The dramatically higher prices didn't really influence the fund's performance. Europe relies on natural gas shipped in from Russia and Eastern Europe, so it's not as dependent on oil price swings. One stock that did benefit from the higher prices was TotalFinaElf, the giant French energy conglomerate. The fund did not own a position in Total at the end of the period."

Broadcasting stocks: "Going into March, the fund had made a nice profit from its positions in several European broadcasting stocks, including Television Francaise 1 (TF1) in France. Much of that strong performance came from an increase in advertising revenue, partly from new economy companies. When new economy stocks stumbled, I moved out of broadcasting stocks, realizing that expectations for advertising revenues would probably be lowered."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
China Mobile (Hong Kong) Ltd. (Hong Kong, Cellular)	5.4	0.9
Castorama Dubois Investissements SA (France, Retail & Wholesale, Miscellaneous)	4.6	0.3
Furukawa Electric Co. Ltd. (Japan, Electrical Equipment)	4.1	2.4
Nikko Securities Co. Ltd. (Japan, Securities Industry)	3.7	1.2
Nomura Securities Co. Ltd. (Japan, Securities Industry)	3.7	0.9
	21.5	5.7
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	22.4	33.7
Finance	22.2	9.7
Retail & Wholesale	11.7	2.8
Industrial Machinery & Equipment	9.1	13.7
Utilities	6.6	17.7
Top Five Countries as of October 31, 2000
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	17.0	24.0
United Kingdom	13.0	10.7
Germany	8.6	4.3
France	7.9	8.6
Hong Kong	7.1	2.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2000	As of April 30, 2000
Stocks 92.8%	Stocks 96.9%
Short-Term Investments and Net Other Assets 7.2%	Short-Term Investments and Net Other Assets 3.1%

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 90.1%
	Shares	Value (Note 1)
Belgium - 0.6%
Fortis B	52,100	$ 1,596,432
Canada - 5.3%
Canadian Natural Resources Ltd. (a)	150,400	4,445,320
Nortel Networks Corp.	115,400	5,250,700
Talisman Energy, Inc. (a)	138,900	4,374,552
TOTAL CANADA		14,070,572
Finland - 1.5%
JOT Automation Group Oyj	533,000	1,854,883
TietoEnator Oyj	107,400	2,064,799
TOTAL FINLAND		3,919,682
France - 7.9%
Activcard SA (a)	99,500	2,542,225
Castorama Dubois Investissements SA	59,100	12,019,314
ILOG SA sponsored ADR (a)	20,600	618,000
Integra SA (a)	692,500	5,613,433
TOTAL FRANCE		20,792,972
Germany - 5.9%
Beiersdorf AG	16,300	1,563,405
Deutsche Lufthansa AG (Reg.)	158,900	3,102,109
Hannover Rueckversicherungs AG	42,100	3,541,287
Karstadt Quelle AG	42,700	1,393,935
Software AG	67,900	4,864,269
United Internet AG (a)	177,400	1,141,375
TOTAL GERMANY		15,606,380
Hong Kong - 7.1%
China Mobile (Hong Kong) Ltd. (a)	2,310,500	14,151,806
Johnson Electric Holdings Ltd.	1,878,000	3,732,904
Li & Fung Ltd.	392,000	728,910
TOTAL HONG KONG		18,613,620
India - 3.1%
Housing Development Finance Corp. Ltd.	10,800	108,553
Infosys Technologies Ltd.	29,800	4,560,745
Wipro Ltd. sponsored ADR	64,300	3,383,788
TOTAL INDIA		8,053,086
Common Stocks - continued
	Shares	Value (Note 1)
Ireland - 1.6%
Bank of Ireland, Inc.	273,400	$ 2,107,122
Irish Life & Permanent PLC	213,600	2,141,196
TOTAL IRELAND		4,248,318
Israel - 0.6%
Orad Hi-Tech Systems Ltd.	51,500	1,545,262
Italy - 3.3%
Banca Nazionale del Lavoro (BNL)	1,076,400	3,471,864
Bulgari Spa	345,800	4,060,781
Luxottica Group Spa sponsored ADR	71,400	1,030,838
Saipem Spa	27,400	143,985
TOTAL ITALY		8,707,468
Japan - 17.0%
DDI Corp.	43	201,778
Furukawa Electric Co. Ltd.	416,000	10,942,352
Nikko Securities Co. Ltd.	1,140,000	9,842,178
Nomura Securities Co. Ltd.	460,000	9,759,876
Omron Corp.	143,000	3,525,525
Sanyo Electric Co. Ltd.	246,000	1,871,323
Shinko Securities Co. Ltd.	1,689,000	5,139,291
Sony Corp.	14,900	1,236,700
Yakult Honsha Co. Ltd.	215,000	2,451,288
TOTAL JAPAN		44,970,311
Korea (South) - 0.6%
Kookmin Bank	148,900	1,701,715
Mexico - 1.4%
TV Azteca SA de CV sponsored ADR	297,100	3,713,750
Netherlands - 6.2%
Draka Holding NV	11,700	684,740
IHC Caland NV	54,200	2,392,258
Koninklijke Ahold NV	139,470	4,052,221
Koninklijke Philips Electronics NV	151,193	5,943,084
VNU NV	68,600	3,252,016
TOTAL NETHERLANDS		16,324,319
Spain - 2.5%
Banco Santander Central Hispano SA	367,200	3,559,378
Telefonica SA (a)	158,700	3,026,811
TOTAL SPAIN		6,586,189
Common Stocks - continued
	Shares	Value (Note 1)
Sweden - 3.2%
Adcore AB (a)	488,200	$ 2,007,104
Telefonaktiebolaget LM Ericsson (B Shares)	470,500	6,528,188
TOTAL SWEDEN		8,535,292
Switzerland - 5.9%
Credit Suisse Group (Reg.)	34,100	6,393,157
Swiss Reinsurance Co. (Reg.)	1,600	3,155,494
The Swatch Group AG (Bearer)	4,600	6,090,682
TOTAL SWITZERLAND		15,639,333
Taiwan - 3.4%
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	1,980,000	6,007,430
United Microelectronics Corp. (a)	1,670,000	2,947,059
TOTAL TAIWAN		8,954,489
United Kingdom - 13.0%
Autonomy Corp. PLC (a)	68,700	3,525,641
BAE Systems PLC	375,900	2,133,449
Boots Co. PLC	727,900	5,803,801
Carlton Communications PLC	202,200	1,626,868
Dimension Data Holdings PLC (a)	558,500	4,890,331
Filtronic PLC	70,600	803,438
Hilton Group PLC	489,500	1,358,938
Lloyds TSB Group PLC	595,800	6,063,393
Reuters Group PLC	122,400	2,404,649
Somerfield PLC	2,479,800	2,768,124
SSL International PLC	240,400	2,796,776
TOTAL UNITED KINGDOM		34,175,408
TOTAL COMMON STOCKS (Cost $249,975,324)		237,754,598
Nonconvertible Preferred Stocks - 2.7%

Germany - 2.7%
Wella AG (Cost $6,054,620)	179,900	7,215,033
Cash Equivalents - 7.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.61% (b)	20,698,882	$ 20,698,882
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	80,750	80,750
TOTAL CASH EQUIVALENTS (Cost $20,779,632)		20,779,632
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $276,809,576)		265,749,263
NET OTHER ASSETS - (0.7)%		(1,947,768)
NET ASSETS - 100%		$ 263,801,495
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At October 31, 2000, the aggregate
cost of investment securities for income
tax purposes was $277,501,119. Net unrealized depreciation aggregated $11,751,856, of which $16,080,581 related to appreciated investment securities and $27,832,437 related to depreciated investment securities.

The fund hereby designates approximately $728,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 2000, the fund had a capital loss carryforward of approximately $23,648,000, all of which will expire on October 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $276,809,576) - See accompanying schedule		$ 265,749,263
Foreign currency held at value (cost $3,179,458)		3,167,716
Receivable for investments sold		13,969,104
Receivable for fund shares sold		2,775,998
Dividends receivable		325,104
Interest receivable		96,481
Other receivables		4,454
Total assets		286,088,120
Liabilities
Payable for investments purchased	$ 21,123,834
Payable for fund shares redeemed	548,134
Accrued management fee	169,140
Distribution fees payable	149,195
Other payables and accrued expenses	215,572
Collateral on securities loaned, at value	80,750
Total liabilities		22,286,625
Net Assets		$ 263,801,495
Net Assets consist of:
Paid in capital		$ 297,485,391
Undistributed net investment income		1,608,803
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(24,219,362)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(11,073,337)
Net Assets		$ 263,801,495

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($15,347,952 ÷ 1,005,726 shares)	$15.26
Maximum offering price per share (100/94.25 of $15.26)	$16.19
Class T: Net Asset Value and redemption price per share ($145,721,043 ÷ 9,581,555 shares)	$15.21
Maximum offering price per share (100/96.50 of $15.21)	$15.76
Class B: Net Asset Value and offering price per share ($49,140,320 ÷ 3,284,894 shares) A	$14.96
Class C: Net Asset Value and offering price per share ($44,040,822 ÷ 2,944,422 shares) A	$14.96
Institutional Class: Net Asset Value, offering price and redemption price per share ($9,551,358 ÷ 622,336 shares)	$15.35

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 2,510,077
Interest		1,120,172
Security lending		49,114
		3,679,363
Less foreign taxes withheld		(329,520)
Total income		3,349,843
Expenses
Management fee	$ 1,805,011
Transfer agent fees	675,787
Distribution fees	1,548,239
Accounting and security lending fees	151,756
Non-interested trustees' compensation	744
Custodian fees and expenses	263,414
Registration fees	150,046
Audit	31,520
Legal	2,311
Miscellaneous	10,477
Total expenses before reductions	4,639,305
Expense reductions	(113,353)	4,525,952
Net investment income (loss)		(1,176,109)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(20,858,134)
Foreign currency transactions	(276,544)	(21,134,678)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(20,988,173)
Assets and liabilities in foreign currencies	(24,250)	(21,012,423)
Net gain (loss)		(42,147,101)
Net increase (decrease) in net assets resulting from operations		$ (43,323,210)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2000	Year ended October 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (1,176,109)	$ (132,984)
Net realized gain (loss)	(21,134,678)	6,701,720
Change in net unrealized appreciation (depreciation)	(21,012,423)	9,215,926
Net increase (decrease) in net assets resulting from operations	(43,323,210)	15,784,662
Distributions to shareholders In excess of net investment income	(54,984)	-
From net realized gain	(3,820,036)	-
Total distributions	(3,875,020)	-
Share transactions - net increase (decrease)	237,287,811	34,004,800
Total increase (decrease) in net assets	190,089,581	49,789,462
Net Assets
Beginning of period	73,711,914	23,922,452
End of period (including under (over) distribution of net investment income of $1,608,803 and $(17,356), respectively)	$ 263,801,495	$ 73,711,914

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.06	$ 10.07	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)	(.01)	(.00)
Net realized and unrealized gain (loss)	.88 H	5.00	.07
Total from investment operations	.85	4.99	.07
Less Distributions
In excess of net investment income	(.02) I	-	-
From net realized gain	(.63) I	-	-
Total distributions	(.65)	-	-
Net asset value, end of period	$ 15.26	$ 15.06	$ 10.07
Total Return B, C	5.31%	49.55%	0.70%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 15,348	$ 3,407	$ 860
Ratio of expenses to average net assets	1.55%	1.72% F	2.06% A, F
Ratio of expenses to average net assets after expense reductions	1.50% G	1.67% G	2.06% A
Ratio of net investment income (loss) to average net assets	(.16)%	(.06)%	.03% A
Portfolio turnover	308%	218%	199% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of operations) to October 31, 1998.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

I The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.02	$ 10.04	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.06)	(.04)	(.03)
Net realized and unrealized gain (loss)	.88 H	5.02	.07
Total from investment operations	.82	4.98	.04
Less Distributions
In excess of net investment income	(.01) I	-	-
From net realized gain	(.62) I	-	-
Total distributions	(.63)	-	-
Net asset value, end of period	$ 15.21	$ 15.02	$ 10.04
Total Return B, C	5.13%	49.60%	0.40%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 145,721	$ 44,233	$ 12,117
Ratio of expenses to average net assets	1.72%	1.97% F	2.31% A, F
Ratio of expenses to average net assets after expense reductions	1.67% G	1.92% G	2.31% A
Ratio of net investment income (loss) to average net assets	(.33)%	(.31)%	(.24)% A
Portfolio turnover	308%	218%	199% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of operations) to October 31, 1998.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

I The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.82	$ 9.99	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.16)	(.10)	(.07)
Net realized and unrealized gain (loss)	.89 H	4.93	.06
Total from investment operations	.73	4.83	(.01)
Less Distributions
In excess of net investment income	(.01) I	-	-
From net realized gain	(.58) I	-	-
Total distributions	(.59)	-	-
Net asset value, end of period	$ 14.96	$ 14.82	$ 9.99
Total Return B, C	4.60%	48.35%	(0.10)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 49,140	$ 11,098	$ 4,047
Ratio of expenses to average net assets	2.30%	2.47% F	2.81% A, F
Ratio of expenses to average net assets after expense reductions	2.26% G	2.42% G	2.81% A
Ratio of net investment income (loss) to average net assets	(.92)%	(.81)%	(.70)% A
Portfolio turnover	308%	218%	199% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of operations) to October 31, 1998.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

I The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.83	$ 9.98	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.15)	(.10)	(.08)
Net realized and unrealized gain (loss)	.88 H	4.95	.06
Total from investment operations	.73	4.85	(.02)
Less Distributions
In excess of net investment income	(.01) I	-	-
From net realized gain	(.59) I	-	-
Total distributions	(.60)	-	-
Net asset value, end of period	$ 14.96	$ 14.83	$ 9.98
Total Return B, C	4.59%	48.60%	(0.20)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 44,041	$ 7,874	$ 2,217
Ratio of expenses to average net assets	2.25%	2.47% F	2.81% A, F
Ratio of expenses to average net assets after expense reductions	2.21% G	2.42% G	2.81% A
Ratio of net investment income (loss) to average net assets	(.86)%	(.81)%	(.75)% A
Portfolio turnover	308%	218%	199% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of operations) to October 31, 1998.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

I The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.09	$ 10.09	$ 10.00
Income from Investment Operations
Net investment income D	.04	.02	.04
Net realized and unrealized gain (loss)	.88 H	4.98	.05
Total from investment operations	.92	5.00	.09
Less Distributions
In excess of net investment income	(.03) I	-	-
From net realized gain	(.63) I	-	-
Total distributions	(.66)	-	-
Net asset value, end of period	$ 15.35	$ 15.09	$ 10.09
Total Return B, C	5.78%	49.55%	0.90%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 9,551	$ 7,099	$ 4,682
Ratio of expenses to average net assets	1.15%	1.47% F	1.81% A, F
Ratio of expenses to average net assets after expense reductions	1.10% G	1.42% G	1.81% A
Ratio of net investment income to average net assets	.24%	.19%	.34% A
Portfolio turnover	308%	218%	199% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of operations) to October 31, 1998.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

I The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Advisor International Capital Appreciation Fund(the fund) is a fund of Fidelity Advisor Series VIII(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $918,911,157 and $703,009,317, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .72% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 34,304	$ 0
Class T	726,487	4,874
Class B	434,547	325,910
Class C	352,901	266,709
	$ 1,548,239	$ 597,493

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 164,325	$ 62,199
Class T	410,611	141,668
Class B	75,608	75,608 *
Class C	58,603	58,603 *
	$ 709,147	$ 338,078

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 45,472.33
Class T	361,400.25
Class B	147,272.34
Class C	101,734.29
Institutional Class	19,909.18
	$ 675,787

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $13,320 for the period.

Annual Report

Notes to Financial Statements - continued

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $69,535. The fund received cash collateral of $80,750 which was invested in cash equivalents.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $111,348 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $2,005 under the custodian arrangement.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended October 31,
2000
In excess of net investment income
Class A	$ 4,983
Class T	26,087
Class B	5,868
Class C	4,607
Institutional Class	13,439
Total	$ 54,984
From net realized gain
Class A	$ 185,477
Class T	2,368,340
Class B	532,713
Class C	418,246
Institutional Class	315,260
Total	$ 3,820,036
$ 3,875,020

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	Year ended October 31,	Year ended October 31,	Year ended October 31,
	2000	1999	2000	1999

Class A Shares sold	1,298,390	171,382	$ 24,276,500	$ 2,262,199
Reinvestment of distributions	11,029	-	182,210	-
Shares redeemed	(529,938)	(30,537)	(9,521,477)	(375,127)
Net increase (decrease)	779,481	140,845	$ 14,937,233	$ 1,887,072
Class T Shares sold	10,643,173	2,655,095	$ 198,331,205	$ 35,017,679
Reinvestment of distributions	139,588	-	2,301,807	-
Shares redeemed	(4,147,046)	(915,882)	(73,453,339)	(11,570,979)
Net increase (decrease)	6,635,715	1,739,213	$ 127,179,673	$ 23,446,700
Class B Shares sold	3,121,970	490,982	$ 58,110,416	$ 6,457,280
Reinvestment of distributions	27,962	-	455,782	-
Shares redeemed	(613,723)	(147,536)	(10,750,739)	(1,813,165)
Net increase (decrease)	2,536,209	343,446	$ 47,815,459	$ 4,644,115
Class C Shares sold	3,154,880	381,866	$ 58,126,678	$ 5,012,400
Reinvestment of distributions	23,657	-	385,612	-
Shares redeemed	(765,264)	(72,877)	(13,960,952)	(886,960)
Net increase (decrease)	2,413,273	308,989	$ 44,551,338	$ 4,125,440
Institutional Class Shares sold	318,946	898,968	$ 5,848,714	$ 10,922,948
Reinvestment of distributions	18,789	-	310,963	-
Shares redeemed	(185,886)	(892,708)	(3,355,569)	(11,021,475)
Net increase (decrease)	151,849	6,260	$ 2,804,108	$ (98,527)

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund, (the Fund), a fund of Fidelity Advisor Series VIII (the Trust), including the portfolio of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 8, 2000

Annual Report

Distributions

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/6/99	$0.082	$0.009

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Richard Spillane, Jr., Vice President

Kevin McCarey, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Focus Funds

Fidelity Advisor Consumer
Industries Fund

Fidelity Advisor Cyclical
Industries Fund

Fidelity Advisor Financial
Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Natural
Resources Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Telecommunications & Utilities Growth Fund

Growth Funds

Fidelity Advisor Korea Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor International
Capital Appreciation Fund

Fidelity Advisor Overseas Fund

Fidelity Advisor Diversified International Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor TechnoQuant®
Growth Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor Value Strategies Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Dynamic Capital Appreciation Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Growth
Opportunities Fund

Growth and Income Funds

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Asset Allocation Fund

Fidelity Advisor Balanced Fund

Taxable Income Funds

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor High Income Fund

Fidelity Advisor Strategic Income Fund

Fidelity Advisor Mortgage
Securities Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Short Fixed-Income Fund

Municipal Funds

Fidelity Advisor Municipal Income Fund

Money Market Funds

Prime Fund

Treasury Fund

Tax-Exempt Fund

AICAPI-ANN-1200 118947
1.711986.102

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Japan

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Japan Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Japan - CL A	-5.07%	80.75%
Fidelity Adv Japan - CL A (incl. 5.75% sales charge)	-10.53%	70.35%
TOPIX	-15.16%	35.94%
Japanese Funds Average	-16.10%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,300 stocks traded in the Japanese market. To measure how Class A's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 48 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Japan - CL A	-5.07%	37.14%
Fidelity Adv Japan - CL A (incl. 5.75% sales charge)	-10.53%	32.88%
TOPIX	-15.16%	17.80%
Japanese Funds Average	-16.10%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Class A on December 17, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have grown to $17,035 - a 70.35% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index (TOPIX) did over the same period. With dividends reinvested, the same $10,000 would have grown to $13,594 - a 35.94% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Japan Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Japan - CL T	-5.29%	80.05%
Fidelity Adv Japan - CL T (incl. 3.50% sales charge)	-8.60%	73.75%
TOPIX	-15.16%	35.94%
Japanese Funds Average	-16.10%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,300 stocks traded in the Japanese market. To measure how Class T's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 48 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Japan - CL T	-5.29%	36.86%
Fidelity Adv Japan - CL T (incl. 3.50% sales charge)	-8.60%	34.29%
TOPIX	-15.16%	17.80%
Japanese Funds Average	-16.10%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have grown to $17,375 - a 73.75% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index (TOPIX) did over the same period. With dividends reinvested, the same $10,000 would have grown to $13,594 - a 35.94% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Japan Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Japan - CL B	-5.83%	78.17%
Fidelity Adv Japan - CL B (incl. contingent deferred sales charge)	-10.47%	74.17%
TOPIX	-15.16%	35.94%
Japanese Funds Average	-16.10%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,300 stocks traded in the Japanese market. To measure how Class B's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 48 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Japan - CL B	-5.83%	36.10%
Fidelity Adv Japan - CL B (incl. contingent deferred sales charge)	-10.47%	34.46%
TOPIX	-15.16%	17.80%
Japanese Funds Average	-16.10%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Class B on December 17, 1998, when the fund started. As the chart shows, by October 31, 2000, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $17,417 - a 74.17% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index (TOPIX) did over the same period. With dividends reinvested, the same $10,000 would have grown to $13,594 - a 35.94% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Japan Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Japan - CL C	-5.72%	78.47%
Fidelity Adv Japan - CL C (incl. contingent deferred sales charge)	-6.65%	78.47%
TOPIX	-15.16%	35.94%
Japanese Funds Average	-16.10%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,300 stocks traded in the Japanese market. To measure how Class C's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 48 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Japan - CL C	-5.72%	36.22%
Fidelity Adv Japan - CL C (incl. contingent deferred sales charge)	-6.65%	36.22%
TOPIX	-15.16%	17.80%
Japanese Funds Average	-16.10%	n/a*

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Class C on December 17, 1998, when the fund started. As the chart shows, by October 31, 2000, the value of the investment would have grown to $17,847 - a 78.47% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index (TOPIX) did over the same period. With dividends reinvested, the same $10,000 would have grown to $13,594 - a 35.94% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Currency disparities, the see-saw performance of technology and telecommunications stocks, and increased uncertainty over the direction of energy prices contributed to volatile world markets for the 12-month period that ended October 31, 2000. Through the first half of the period, foreign investors enjoyed handsome returns from technology and telecommunications holdings. These gains disappeared down the stretch, however, as the dollar continued to outperform the struggling euro - the uniform currency of 11 European nations - and the Japanese yen by wide margins. Soaring oil and gas prices also added to the volatility. The Morgan Stanley EAFE® index - which tracks the performance of stock markets in Europe, Australasia and the Far East - fell 2.72% during the period. Europe's economic recovery remained on course, but the euro's continued weakness proved to be a millstone. The Morgan Stanley Europe index had a 12-month return of 1.16%. Japan's economic recovery, on the other hand, appeared to be short-lived, or at least very, very slow in the making. The Morgan Stanley Japan index declined 11.61% during the period. Emerging markets, meanwhile, were unable to sustain the momentum they carried into early 2000, as the Morgan Stanley Emerging Markets Free index tumbled 10.33%.

(Portfolio Manager photograph)
Note to shareholders: William Kennedy became Portfolio Manager of Fidelity Advisor Japan Fund on June 16, 2000.

Q. How did the fund perform, Bill?

A. Although returns were negative, the fund managed to outperform its benchmarks by substantial margins. For the 12 months that ended October 31, 2000, the fund's Class A, Class T, Class B and Class C shares returned -5.07%, -5.29%, -5.83% and -5.72%, respectively. By comparison, the Tokyo Stock Exchange Index (TOPIX) and the Japanese funds average monitored by Lipper Inc. had returns of -15.16% and -16.10%, respectively.

Q. What factors affected the fund's absolute and relative returns?

A. Taking their cue from U.S. markets, Japanese technology and telecommunications stocks experienced a severe correction last spring following a substantial run-up from November through mid-March. After recovering to some extent during the summer, these sectors came under renewed downward pressure in September and October, as investors worried about a deceleration in the demand for semiconductors and personal computers. Telecommunications stocks also suffered from intense competitive pressures worldwide and, in the case of cellular stocks, concerns about excessive corporate spending for third-generation cellular licenses. The fund had a substantial technology overweighting for much of the period, which helped performance until mid-March but hurt relative performance thereafter. The fund also benefited from strong stock selection, particularly with respect to companies making fiber-optic components.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. You're new to this fund. Can you expain your management style?

A. I plan to emphasize two main themes. On the one hand, I'm looking for good companies offering strong and accelerating earnings and revenue growth. I'm willing to pay for good growth, although I'm aware that there are limits to what the market will bear for growth stock valuations, as we saw in the spring. The other theme that will guide the fund's investments is restructuring. Japan is changing rapidly, and the market is rewarding companies that are moving in the right direction. Evidence of "doing the right thing" includes cutting costs, closing down unprofitable businesses and investing in those with high profit potential, repurchasing shares and rewarding management with stock options. Companies that demonstrate they are serious about these initiatives get my attention.

Q. What stocks performed well for the fund?

A. Furukawa Electric was the fund's best performer and also one of its largest holdings during the period. The company's businesses in fiber-optic cable and wave division multiplexing (WDM) - that is, using lasers and mirrors to split light into its component parts and increase the capacity of fiber-optic pathways - benefited from robust demand. Fiber-optic networks are playing a central role in expanding the Internet and accommodating the explosive growth of data communications. Another strong performer, Nippon Sheet Glass, experienced rapid growth in its division that manufactures the lenses used in fiber-optics equipment.

Q. What stocks were disappointing?

A. NTT DoCoMo - the largest cellular carrier in Japan - was the worst detractor from performance. The stock was caught in the technology and telecommunications meltdown earlier in the period, and then was hurt by uncertainty about demand for cellular service as the period drew to a close. However, the company's i-mode service, providing Internet access via cellular phones, was a runaway hit in Japan, and the company is positioning itself for expansion to other countries. As a result, I used the stock's weakness to add to the position. Nippon Telegraph & Telephone (NTT) also underperformed during the period. Like many incumbent telephone service companies worldwide, NTT faced increasing competitive threats in its core long-distance and local-service businesses. Toshiba and NEC, both of which have significant interests in semiconductor manufacturing, responded negatively to investors' pessimistic outlook for that market in September and October.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook, Bill?

A. In the short term, we may see continued choppiness as growth stocks in the technology and telecommunications sectors struggle with the prospect of decelerating growth. Much of the slowdown in demand appears to be emanating from the U.S., where growth has moderated due to a series of six increases in short-term interest rates during the past 18 months. However, many Japanese stocks are good values right now, and I will view any short-term weakness as an excellent buying opportunity. In addition, restructuring will likely continue to be a source of attractive opportunities for the fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund

.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Japanese issuers

Start date: December 17, 1998

Size: as of October 31, 2000, more than $108 million

Manager: William Kennedy, since June 2000; manager, Fidelity Pacific Basin Fund, since 1998; Hong Kong research director, 1996-1998; analyst, regional power sector and Indian companies, 1994-
1996; joined Fidelity in 1994

3

Bill Kennedy on restructuring in Japan:

"Restructuring in Japan has occurred by means of a ripple effect, beginning with the government, spreading to the banking system and finally reaching companies in other industries. In the wake of the banking crisis several years ago, the government stepped in and recapitalized the banks. At the same time, however, banks were given strong incentives to clean up their balance sheets and tighten their loan approval processes. Formerly, loans were available to virtually any company that wanted them.

"With loans becoming increasingly difficult to obtain, Japanese companies realized that they needed to restructure their operations. This was especially true of companies in the New Japan - information technology, semiconductors and the like. These companies must compete with peers in the U.S. and Europe that are extremely well-run and shareholder-friendly. Japanese managers are realizing that running a tight ship will attract more investors, resulting in a higher share price and more equity with which to make acquisitions or fund research and development. Therefore, unless there is backsliding in the banking sector, which I don't foresee, the ripples of restructuring should continue to extend their reach throughout the Japanese economy."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
NTT DoCoMo, Inc.	8.0	8.2
Toyota Motor Corp.	4.2	4.2
Takeda Chemical Industries Ltd.	4.0	2.6
Sony Corp.	3.2	2.8
Toyoda Gosei Co. Ltd.	3.1	1.3
Canon, Inc.	2.7	1.3
Furukawa Electric Co. Ltd.	2.6	3.0
Sanyo Electric Co. Ltd.	2.3	0.0
Sakura Bank Ltd.	2.2	0.7
Nippon Sheet Glass Co. Ltd.	2.2	1.1
	34.5	25.2
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	20.1	23.5
Durables	16.8	12.3
Finance	12.7	9.1
Utilities	10.3	12.4
Health	9.1	8.4
Asset Allocation (% of fund's net assets)
As of October 31, 2000	As of April 30, 2000
Stocks 90.8%	Stocks 95.2%
Short-Term Investments and Net Other Assets 9.2%	Short-Term Investments and Net Other Assets 4.8%

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 90.8%
	Shares	Value (Note 1)
BASIC INDUSTRIES - 3.0%
Chemicals & Plastics - 2.6%
Hitachi Chemical Co. Ltd.	51,500	$ 1,293,282
Nissan Chemical Industries Co. Ltd.	136,000	1,003,391
Shin-Etsu Chemical Co. Ltd.	12,000	492,714
		2,789,387
Paper & Forest Products - 0.4%
Nippon Paper Industries Co. Ltd.	76,000	433,251
TOTAL BASIC INDUSTRIES		3,222,638
CONSTRUCTION & REAL ESTATE - 4.6%
Building Materials - 2.5%
Central Glass Co. Ltd.	62,000	283,549
Nippon Sheet Glass Co. Ltd.	155,000	2,358,171
		2,641,720
Construction - 1.2%
Daito Trust Construction Co.	63,700	1,074,219
HUNET, Inc.	28,000	236,092
		1,310,311
Real Estate - 0.9%
Mitsubishi Estate Co. Ltd. (a)	66,000	701,677
Mitsui Fudosan Co. Ltd.	26,000	315,022
		1,016,699
TOTAL CONSTRUCTION & REAL ESTATE		4,968,730
DURABLES - 16.8%
Autos, Tires, & Accessories - 8.1%
Honda Motor Co. Ltd. (a)	26,000	899,438
Toyoda Gosei Co. Ltd.	54,000	3,306,021
Toyota Motor Corp.	114,300	4,567,391
		8,772,850
Consumer Durables - 0.7%
Asahi Techno Glass Corp.	87,000	693,704
Consumer Electronics - 8.0%
Matsushita Electric Industrial Co. Ltd.	46,000	1,344,350
Pioneer Corp.	45,000	1,394,006
Common Stocks - continued
	Shares	Value (Note 1)
DURABLES - continued
Consumer Electronics - continued
Sanyo Electric Co. Ltd.	325,000	$ 2,472,276
Sony Corp.	41,600	3,452,800
		8,663,432
TOTAL DURABLES		18,129,986
FINANCE - 12.7%
Banks - 6.9%
Bank of Tokyo-Mitsubishi Ltd.	85,000	1,019,751
Sakura Bank Ltd.	330,000	2,404,454
Sumitomo Bank Ltd.	103,000	1,250,802
Sumitomo Trust & Banking Ltd.	99,000	762,167
The Suruga Bank Ltd.	119,000	1,633,782
Tokyo Tomin Bank Ltd.	15,000	419,302
		7,490,258
Credit & Other Finance - 2.5%
Aeon Credit Service Ltd.	20,900	1,172,285
Credit Saison Co. Ltd.	30,200	639,373
ORIX Corp.	8,100	850,014
		2,661,672
Securities Industry - 3.3%
Daiwa Securities Group, Inc.	51,000	565,109
Nikko Securities Co. Ltd.	173,000	1,493,594
Nomura Securities Co. Ltd.	74,000	1,570,067
		3,628,770
TOTAL FINANCE		13,780,700
HEALTH - 9.1%
Drugs & Pharmaceuticals - 6.3%
Fujisawa Pharmaceutical Co. Ltd.	50,000	1,571,808
Takeda Chemical Industries Ltd.	66,000	4,349,189
Yamanouchi Pharmaceutical Co. Ltd.	21,000	950,784
		6,871,781
Medical Equipment & Supplies - 2.8%
Hogy Medical Co.	8,400	538,906
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Equipment & Supplies - continued
Hoya Corp.	20,000	$ 1,653,377
Japan Medical Dynamic Marketing, Inc.	24,800	820,530
		3,012,813
TOTAL HEALTH		9,884,594
INDUSTRIAL MACHINERY & EQUIPMENT - 5.3%
Electrical Equipment - 4.0%
Furukawa Electric Co. Ltd.	109,000	2,867,107
Omron Corp.	60,000	1,479,241
		4,346,348
Industrial Machinery & Equipment - 1.3%
Furukawa Co. Ltd.	212,000	435,231
THK Co. Ltd.	20,500	507,286
Tsubaki Nakashima Co. Ltd.	33,000	413,445
		1,355,962
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		5,702,310
MEDIA & LEISURE - 5.0%
Broadcasting - 1.1%
SKY Perfect Communications, Inc. (a)	21	38,686
Tokyo Broadcasting System, Inc.	29,000	1,134,910
		1,173,596
Leisure Durables & Toys - 1.1%
Nintendo Co. Ltd.	7,400	1,224,177
Restaurants - 2.8%
Kappa Create Co. Ltd.	33,000	1,073,687
Saizeriya Co. Ltd.	17,640	986,197
Skylark Co. Ltd.	24,000	846,852
Yoshinoya D&C Co. Ltd.	73	137,155
		3,043,891
TOTAL MEDIA & LEISURE		5,441,664
NONDURABLES - 1.8%
Beverages - 0.5%
Kirin Beverage Corp.	22,000	546,421
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - continued
Foods - 0.5%
Ajinomoto Co., Inc.	29,000	$ 324,260
Yakult Honsha Co. Ltd.	17,000	193,823
		518,083
Household Products - 0.5%
Shiseido Co. Ltd.	46,000	594,446
Tobacco - 0.3%
Japan Tobacco, Inc.	40	274,952
TOTAL NONDURABLES		1,933,902
RETAIL & WHOLESALE - 2.1%
General Merchandise Stores - 0.6%
Seven Eleven Japan Co. Ltd.	10,000	650,719
Retail & Wholesale, Miscellaneous - 1.5%
Yamada Denki Co. Ltd.	18,300	1,610,118
TOTAL RETAIL & WHOLESALE		2,260,837
TECHNOLOGY - 20.1%
Communications Equipment - 2.1%
NEC Corp.	117,000	2,230,410
Computer Services & Software - 3.3%
Capcom Co. Ltd.	20,000	773,531
Ines Corp.	20,900	261,274
Konami Co. Ltd.	26,300	2,217,579
Trend Micro, Inc. (a)	3,500	330,401
		3,582,785
Computers & Office Equipment - 4.6%
Canon, Inc.	71,000	2,879,938
Oki Electric Industry Co. Ltd. (a)	174,000	1,034,974
Ricoh Co. Ltd.	55,000	846,852
Softbank Corp.	3,200	192,100
		4,953,864
Electronic Instruments - 1.8%
Anritsu Corp.	90,000	1,979,654
Electronics - 7.4%
Kyocera Corp.	9,200	1,230,500
Mitsubishi Electric Corp.	101,000	725,726
Mitsumi Electric Co. Ltd.	24,000	791,861
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - continued
Nitto Denko Corp.	42,000	$ 1,420,401
Rohm Co. Ltd.	7,300	1,840,555
Toshiba Corp.	278,000	1,987,352
		7,996,395
Photographic Equipment - 0.9%
Konica Corp. (a)	124,000	958,042
TOTAL TECHNOLOGY		21,701,150
UTILITIES - 10.3%
Cellular - 8.0%
NTT DoCoMo, Inc.	348	8,579,595
Telephone Services - 2.3%
DDI Corp.	126	591,257
Nippon Telegraph & Telephone Corp.	210	1,911,191
		2,502,448
TOTAL UTILITIES		11,082,043
TOTAL COMMON STOCKS (Cost $92,170,930)		98,108,554
Cash Equivalents - 9.0%

Fidelity Cash Central Fund, 6.61% (b) (Cost $9,703,906)	9,703,906	9,703,906
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $101,874,836)		107,812,460
NET OTHER ASSETS - 0.2%		245,515
NET ASSETS - 100%		$ 108,057,975
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $102,317,025. Net unrealized appreciation aggregated $5,495,435, of which $14,846,174 related to appreciated investment securities and $9,350,739 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approximately $4,503,000 all of which will expire on October 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $101,874,836) - See accompanying schedule		$ 107,812,460
Receivable for investments sold		268,620
Receivable for fund shares sold		526,328
Dividends receivable		169,335
Interest receivable		48,641
Total assets		108,825,384
Liabilities
Payable for investments purchased	$ 36,401
Payable for fund shares redeemed	521,893
Accrued management fee	69,979
Distribution fees payable	69,442
Other payables and accrued expenses	69,694
Total liabilities		767,409
Net Assets		$ 108,057,975
Net Assets consist of:
Paid in capital		$ 102,210,196
Undistributed net investment income		4,826,267
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,913,959)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,935,471
Net Assets		$ 108,057,975

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,656,629 ÷ 1,049,502 shares)	$17.78
Maximum offering price per share (100/94.25 of $17.78)	$18.86
Class T: Net Asset Value and redemption price per share ($29,839,710 ÷ 1,684,235 shares)	$17.72
Maximum offering price per share (100/96.50 of $17.72)	$18.36
Class B: Net Asset Value and offering price per share ($31,333,977 ÷ 1,785,744 shares) A	$17.55
Class C: Net Asset Value and offering price per share ($25,481,465 ÷ 1,449,538 shares) A	$17.58
Institutional Class: Net Asset Value, offering price and redemption price per share ($2,746,194 ÷ 153,592 shares)	$17.88

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 545,320
Interest		476,581
		1,021,901
Less foreign taxes withheld		(81,798)
Total income		940,103
Expenses
Management fee	$ 1,037,015
Transfer agent fees	381,746
Distribution fees	1,025,128
Accounting fees and expenses	86,675
Non-interested trustees' compensation	440
Custodian fees and expenses	92,916
Registration fees	83,509
Audit	25,325
Legal	1,636
Interest	724
Miscellaneous	2,055
Total expenses before reductions	2,737,169
Expense reductions	(21,894)	2,715,275
Net investment income (loss)		(1,775,172)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,951,179
Foreign currency transactions	(417,255)	2,533,924
Change in net unrealized appreciation (depreciation) on:
Investment securities	(12,121,872)
Assets and liabilities in foreign currencies	(2,705)	(12,124,577)
Net gain (loss)		(9,590,653)
Net increase (decrease) in net assets resulting from operations		$ (11,365,825)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2000	December 17, 1998 (commencement of operations) to October 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (1,775,172)	$ (312,413)
Net realized gain (loss)	2,533,924	1,426,579
Change in net unrealized appreciation (depreciation)	(12,124,577)	18,060,048
Net increase (decrease) in net assets resulting from operations	(11,365,825)	19,174,214
Distributions to shareholders From net investment income	(170,831)	-
In excess of net investment income	(389,931)	-
From net realized gain	(1,285,442)	-
Total distributions	(1,846,204)	-
Share transactions - net increase (decrease)	42,592,329	59,503,461
Total increase (decrease) in net assets	29,380,300	78,677,675
Net Assets
Beginning of period	78,677,675	-
End of period (including undistributed net investment income of $4,826,267 and $200,753, respectively)	$ 108,057,975	$ 78,677,675

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 19.04	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.16)	(.13)
Net realized and unrealized gain (loss)	(.76)	9.17
Total from investment operations	(.92)	9.04
Less Distributions
From net investment income	(.04) H	-
In excess of net investment income	(.08)	-
From net realized gain	(.22) H	-
Total distributions	(.34)	-
Net asset value, end of period	$ 17.78	$ 19.04
Total Return B, C	(5.07)%	90.40%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 18,657	$ 7,130
Ratio of expenses to average net assets	1.44%	2.02% A, F
Ratio of expenses to average net assets after expense reductions	1.42% G	2.01% A, G
Ratio of net investment income (loss) to average net assets	(.76)%	(1.04)% A
Portfolio turnover	169%	152% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 19.01	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.21)	(.17)
Net realized and unrealized gain (loss)	(.75)	9.18
Total from investment operations	(.96)	9.01
Less Distributions
From net investment income	(.03) H	-
In excess of net investment income	(.08)	-
From net realized gain	(.22) H	-
Total distributions	(.33)	-
Net asset value, end of period	$ 17.72	$ 19.01
Total Return B, C	(5.29)%	90.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 29,840	$ 25,682
Ratio of expenses to average net assets	1.71%	2.27% A, F
Ratio of expenses to average net assets after expense reductions	1.69% G	2.26% A, G
Ratio of net investment income (loss) to average net assets	(1.03)%	(1.29)% A
Portfolio turnover	169%	152% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.92	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.32)	(.23)
Net realized and unrealized gain (loss)	(.74)	9.15
Total from investment operations	(1.06)	8.92
Less Distributions
From net investment income	(.03) H	-
In excess of net investment income	(.06)	-
From net realized gain	(.22) H	-
Total distributions	(.31)	-
Net asset value, end of period	$ 17.55	$ 18.92
Total Return B, C	(5.83)%	89.20%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 31,334	$ 20,667
Ratio of expenses to average net assets	2.25%	2.78% A, F
Ratio of expenses to average net assets after expense reductions	2.23% G	2.77% A, G
Ratio of net investment income (loss) to average net assets	(1.57)%	(1.79)% A
Portfolio turnover	169%	152% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.93	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.31)	(.24)
Net realized and unrealized gain (loss)	(.73)	9.17
Total from investment operations	(1.04)	8.93
Less Distributions
From net investment income	(.03) H	-
In excess of net investment income	(.06)	-
From net realized gain	(.22) H	-
Total distributions	(.31)	-
Net asset value, end of period	$ 17.58	$ 18.93
Total Return B, C	(5.72)%	89.30%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 25,481	$ 22,213
Ratio of expenses to average net assets	2.16%	2.78% A, F
Ratio of expenses to average net assets after expense reductions	2.15% G	2.76% A, G
Ratio of net investment income (loss) to average net assets	(1.49)%	(1.79)% A
Portfolio turnover	169%	152% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 19.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.09)	(.10)
Net realized and unrealized gain (loss)	(.77)	9.19
Total from investment operations	(.86)	9.09
Less Distributions
From net investment income	(.04) H	-
In excess of net investment income	(.09)	-
From net realized gain	(.22) H	-
Total distributions	(.35)	-
Net asset value, end of period	$ 17.88	$ 19.09
Total Return B, C	(4.75)%	90.90%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,746	$ 2,986
Ratio of expenses to average net assets	1.13%	1.77% A, F
Ratio of expenses to average net assets after expense reductions	1.11% G	1.76% A, G
Ratio of net investment income (loss) to average net assets	(.45)%	(.78)% A
Portfolio turnover	169%	152% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Advisor Japan Fund(the fund) is a fund of Fidelity Advisor Series VIII(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $256,952,144 and $224,327,637, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .73% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

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Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 46,511	$ 788
Class T	224,012	1,554
Class B	385,265	289,665
Class C	369,340	191,544
	$ 1,025,128	$ 483,551

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 118,054	$ 60,910
Class T	127,974	39,075
Class B	214,070	214,070*
Class C	50,797	50,797*
	$ 510,895	$ 364,852

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 47,438.26
Class T	122,385.27
Class B	121,026.31
Class C	82,954.23
Institutional Class	7,943.19
	$ 381,746

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $11,558 for the period.

5. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $4,234,000. The weighted average interest rate was 6.16%. At period end there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $21,894 under this arrangement.

7. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 19% of the total outstanding shares of the fund.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,	December 17, 1998 (commencement of operations) to October 31,
	2000	1999
From net investment income
Class A	$ 16,488	$ -
Class T	64,977	-
Class B	36,651	-
Class C	45,632	-
Institutional Class	7,083	-
Total	$ 170,831	$ -
In excess of net investment income
Class A	$ 37,636,	$ -
Class T	148,314	-
Class B	83,658	-
Class C	104,156	-
Institutional Class	16,167	-
Total	$ 389,931	$ -
From net realized gain
Class A	$ 103,486	$ -
Class T	446,016	-
Class B	309,561	-
Class C	385,432	-
Institutional Class	40,947	-
Total	$ 1,285,442	$ -
	$ 1,846,204	$ -

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	December 17, 1998 (commencement of operations) to October 31,	Year ended October 31,	December 17, 1998 (commencement of operations) to October 31,
	2000	1999	2000	1999

Class A Shares sold	1,393,696	423,324	$ 29,537,765	$ 5,943,698
Reinvestment of distributions	6,298	-	129,235	-
Shares redeemed	(724,895)	(48,921)	(15,092,310)	(679,705)
Net increase (decrease)	675,099	374,403	$ 14,574,690	$ 5,263,993
Class T Shares sold	2,445,004	1,859,477	$ 51,226,682	$ 27,451,689
Reinvestment of distributions	23,648	-	484,784	-
Shares redeemed	(2,135,042)	(508,852)	(44,979,563)	(8,433,226)
Net increase (decrease)	333,610	1,350,625	$ 6,731,903	$ 19,018,463
Class B Shares sold	1,744,414	1,232,591	$ 37,410,476	$ 18,325,581
Reinvestment of distributions	16,916	-	345,265	-
Shares redeemed	(1,067,718)	(140,459)	(22,035,769)	(2,237,447)
Net increase (decrease)	693,612	1,092,132	$ 15,719,972	$ 16,088,134
Class C Shares sold	1,980,688	1,586,570	$ 41,677,320	$ 23,987,260
Reinvestment of distributions	18,312	-	373,936	-
Shares redeemed	(1,722,716)	(413,316)	(36,468,183)	(6,867,482)
Net increase (decrease)	276,284	1,173,254	$ 5,583,073	$ 17,119,778
Institutional Class Shares sold	160,195	164,732	$ 3,419,324	$ 2,149,856
Reinvestment of distributions	1,495	-	30,777	-
Shares redeemed	(164,450)	(8,380)	(3,467,410)	(136,763)
Net increase (decrease)	(2,760)	156,352	$ (17,309)	$ 2,013,093

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Japan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 8, 2000

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/6/99	$.021	$.003
Class T	12/6/99	$.021	$.003
Class B	12/6/99	$.019	$.003
Class C	12/6/99	$.019	$.003

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors
(U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

William Kennedy, Vice President

Richard A. Spillane, Jr., Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Focus Funds

Fidelity Advisor Consumer
Industries Fund

Fidelity Advisor Cyclical
Industries Fund

Fidelity Advisor Financial
Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Natural
Resources Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Telecommunications and Utilities Growth Fund

Growth Funds

Fidelity Advisor Korea Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor International
Capital Appreciation Fund

Fidelity Advisor Overseas Fund

Fidelity Advisor Diversified International Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor TechnoQuant®
Growth Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor Value Strategies Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Dynamic Capital Appreciation Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Growth
Opportunities Fund

Growth and Income Funds

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Asset Allocation Fund

Fidelity Advisor Balanced Fund

Taxable Income Funds

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor High Income Fund

Fidelity Advisor Strategic Income Fund

Fidelity Advisor Mortgage
Securities Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Short Fixed-Income Fund

Municipal Funds

Fidelity Advisor Municipal Income Fund

Money Market Funds

Prime Fund

Treasury Fund

Tax-Exempt Fund

AJAF-ANN-1200 118659
1.728717.101

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Japan

Fund - Institutional Class

Annual Report

October 31, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Japan Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Japan - Inst CL	-4.75%	81.84%
TOPIX	-15.16%	35.94%
Japanese Funds Average	-16.10%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,300 stocks traded in the Japanese market. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 48 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Adv Japan - Inst CL	-4.75%	37.59%
TOPIX	-15.16%	17.80%
Japanese Funds Average	-16.10%	n/a*

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Institutional Class on December 17, 1998, when the fund started. As the chart shows, by October 31, 2000, the value of the investment would have grown to $18,184 - an 81.84% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index (TOPIX) did over the same period. With dividends reinvested, the same $10,000 would have grown to $13,594 - a 35.94% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Currency disparities, the see-saw performance of technology and telecommunications stocks, and increased uncertainty over the direction of energy prices contributed to volatile world markets for the 12-month period that ended October 31, 2000. Through the first half of the period, foreign investors enjoyed handsome returns from technology and telecommunications holdings. These gains disappeared down the stretch, however, as the dollar continued to outperform the struggling euro - the uniform currency of 11 European nations - and the Japanese yen by wide margins. Soaring oil and gas prices also added to the volatility. The Morgan Stanley EAFE® index - which tracks the performance of stock markets in Europe, Australasia and the Far East - fell 2.72% during the period. Europe's economic recovery remained on course, but the euro's continued weakness proved to be a millstone. The Morgan Stanley Europe index had a 12-month return of 1.16%. Japan's economic recovery, on the other hand, appeared to be short-lived, or at least very, very slow in the making. The Morgan Stanley Japan index declined 11.61% during the period. Emerging markets, meanwhile, were unable to sustain the momentum they carried into early 2000, as the Morgan Stanley Emerging Markets Free index tumbled 10.33%.

(Portfolio Manager photograph)
Note to shareholders: William Kennedy became Portfolio Manager of Fidelity Advisor Japan Fund on June 16, 2000.

Q. How did the fund perform, Bill?

A. Although returns were negative, the fund managed to outperform its benchmarks by substantial margins. For the 12 months that ended October 31, 2000, the fund's Institutional Class shares returned -4.75%. By comparison, the Tokyo Stock Exchange Index (TOPIX) and the Japanese funds average tracked by Lipper Inc. had returns of -15.16% and -16.10%, respectively.

Q. What factors affected the fund's absolute and relative returns?

A. Taking their cue from U.S. markets, Japanese technology and telecommunications stocks experienced a severe correction last spring following a substantial run-up from November through mid-March. After recovering to some extent during the summer, these sectors came under renewed downward pressure in September and October, as investors worried about a deceleration in the demand for semiconductors and personal computers. Telecommunications stocks also suffered from intense competitive pressures worldwide and, in the case of cellular stocks, concerns about excessive corporate spending for third-generation cellular licenses. The fund had a substantial technology overweighting for much of the period, which helped performance until mid-March but hurt relative performance thereafter. The fund also benefited from strong stock selection, particularly with respect to companies making fiber-optic components.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. You're new to this fund. Can you expain your management style?

A. I plan to emphasize two main themes. On the one hand, I'm looking for good companies offering strong and accelerating earnings and revenue growth. I'm willing to pay for good growth, although I'm aware that there are limits to what the market will bear for growth stock valuations, as we saw in the spring. The other theme that will guide the fund's investments is restructuring. Japan is changing rapidly, and the market is rewarding companies that are moving in the right direction. Evidence of "doing the right thing" includes cutting costs, closing down unprofitable businesses and investing in those with high profit potential, repurchasing shares and rewarding management with stock options. Companies that demonstrate they are serious about these initiatives get my attention.

Q. What stocks performed well for the fund?

A. Furukawa Electric was the fund's best performer and also one of its largest holdings during the period. The company's businesses in fiber-optic cable and wave division multiplexing (WDM) - that is, using lasers and mirrors to split light into its component parts and increase the capacity of fiber-optic pathways - benefited from robust demand. Fiber-optic networks are playing a central role in expanding the Internet and accommodating the explosive growth of data communications. Another strong performer, Nippon Sheet Glass, experienced rapid growth in its division that manufactures the lenses used in fiber-optics equipment.

Q. What stocks were disappointing?

A. NTT DoCoMo - the largest cellular carrier in Japan - was the worst detractor from performance. The stock was caught in the technology and telecommunications meltdown earlier in the period, and then was hurt by uncertainty about demand for cellular service as the period drew to a close. However, the company's i-mode service, providing Internet access via cellular phones, was a runaway hit in Japan, and the company is positioning itself for expansion to other countries. As a result, I used the stock's weakness to add to the position. Nippon Telegraph & Telephone (NTT) also underperformed during the period. Like many incumbent telephone service companies worldwide, NTT faced increasing competitive threats in its core long-distance and local-service businesses. Toshiba and NEC, both of which have significant interests in semiconductor manufacturing, responded negatively to investors' pessimistic outlook for that market in September and October.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook, Bill?

A. In the short term, we may see continued choppiness as growth stocks in the technology and telecommunications sectors struggle with the prospect of decelerating growth. Much of the slowdown in demand appears to be emanating from the U.S., where growth has moderated due to a series of six increases in short-term interest rates during the past 18 months. However, many Japanese stocks are good values right now, and I will view any short-term weakness as an excellent buying opportunity. In addition, restructuring will likely continue to be a source of attractive opportunities for the fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund

.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Japanese issuers

Start date: December 17, 1998

Size: as of October 31, 2000, more than $108 million

Manager: William Kennedy, since June 2000; manager, Fidelity Pacific Basin Fund, since 1998; Hong Kong research director, 1996-1998; analyst, regional power sector and Indian companies, 1994-
1996; joined Fidelity in 1994

3

Bill Kennedy on restructuring in Japan:

"Restructuring in Japan has occurred by means of a ripple effect, beginning with the government, spreading to the banking system and finally reaching companies in other industries. In the wake of the banking crisis several years ago, the government stepped in and recapitalized the banks. At the same time, however, banks were given strong incentives to clean up their balance sheets and tighten their loan approval processes. Formerly, loans were available to virtually any company that wanted them.

"With loans becoming increasingly difficult to obtain, Japanese companies realized that they needed to restructure their operations. This was especially true of companies in the New Japan - information technology, semiconductors and the like. These companies must compete with peers in the U.S. and Europe that are extremely well-run and shareholder-friendly. Japanese managers are realizing that running a tight ship will attract more investors, resulting in a higher share price and more equity with which to make acquisitions or fund research and development. Therefore, unless there is backsliding in the banking sector, which I don't foresee, the ripples of restructuring should continue to extend their reach throughout the Japanese economy."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
NTT DoCoMo, Inc.	8.0	8.2
Toyota Motor Corp.	4.2	4.2
Takeda Chemical Industries Ltd.	4.0	2.6
Sony Corp.	3.2	2.8
Toyoda Gosei Co. Ltd.	3.1	1.3
Canon, Inc.	2.7	1.3
Furukawa Electric Co. Ltd.	2.6	3.0
Sanyo Electric Co. Ltd.	2.3	0.0
Sakura Bank Ltd.	2.2	0.7
Nippon Sheet Glass Co. Ltd.	2.2	1.1
	34.5	25.2
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	20.1	23.5
Durables	16.8	12.3
Finance	12.7	9.1
Utilities	10.3	12.4
Health	9.1	8.4
Asset Allocation (% of fund's net assets)
As of October 31, 2000	As of April 30, 2000
Stocks 90.8%	Stocks 95.2%
Short-Term Investments and Net Other Assets 9.2%	Short-Term Investments and Net Other Assets 4.8%

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 90.8%
	Shares	Value (Note 1)
BASIC INDUSTRIES - 3.0%
Chemicals & Plastics - 2.6%
Hitachi Chemical Co. Ltd.	51,500	$ 1,293,282
Nissan Chemical Industries Co. Ltd.	136,000	1,003,391
Shin-Etsu Chemical Co. Ltd.	12,000	492,714
		2,789,387
Paper & Forest Products - 0.4%
Nippon Paper Industries Co. Ltd.	76,000	433,251
TOTAL BASIC INDUSTRIES		3,222,638
CONSTRUCTION & REAL ESTATE - 4.6%
Building Materials - 2.5%
Central Glass Co. Ltd.	62,000	283,549
Nippon Sheet Glass Co. Ltd.	155,000	2,358,171
		2,641,720
Construction - 1.2%
Daito Trust Construction Co.	63,700	1,074,219
HUNET, Inc.	28,000	236,092
		1,310,311
Real Estate - 0.9%
Mitsubishi Estate Co. Ltd. (a)	66,000	701,677
Mitsui Fudosan Co. Ltd.	26,000	315,022
		1,016,699
TOTAL CONSTRUCTION & REAL ESTATE		4,968,730
DURABLES - 16.8%
Autos, Tires, & Accessories - 8.1%
Honda Motor Co. Ltd. (a)	26,000	899,438
Toyoda Gosei Co. Ltd.	54,000	3,306,021
Toyota Motor Corp.	114,300	4,567,391
		8,772,850
Consumer Durables - 0.7%
Asahi Techno Glass Corp.	87,000	693,704
Consumer Electronics - 8.0%
Matsushita Electric Industrial Co. Ltd.	46,000	1,344,350
Pioneer Corp.	45,000	1,394,006
Common Stocks - continued
	Shares	Value (Note 1)
DURABLES - continued
Consumer Electronics - continued
Sanyo Electric Co. Ltd.	325,000	$ 2,472,276
Sony Corp.	41,600	3,452,800
		8,663,432
TOTAL DURABLES		18,129,986
FINANCE - 12.7%
Banks - 6.9%
Bank of Tokyo-Mitsubishi Ltd.	85,000	1,019,751
Sakura Bank Ltd.	330,000	2,404,454
Sumitomo Bank Ltd.	103,000	1,250,802
Sumitomo Trust & Banking Ltd.	99,000	762,167
The Suruga Bank Ltd.	119,000	1,633,782
Tokyo Tomin Bank Ltd.	15,000	419,302
		7,490,258
Credit & Other Finance - 2.5%
Aeon Credit Service Ltd.	20,900	1,172,285
Credit Saison Co. Ltd.	30,200	639,373
ORIX Corp.	8,100	850,014
		2,661,672
Securities Industry - 3.3%
Daiwa Securities Group, Inc.	51,000	565,109
Nikko Securities Co. Ltd.	173,000	1,493,594
Nomura Securities Co. Ltd.	74,000	1,570,067
		3,628,770
TOTAL FINANCE		13,780,700
HEALTH - 9.1%
Drugs & Pharmaceuticals - 6.3%
Fujisawa Pharmaceutical Co. Ltd.	50,000	1,571,808
Takeda Chemical Industries Ltd.	66,000	4,349,189
Yamanouchi Pharmaceutical Co. Ltd.	21,000	950,784
		6,871,781
Medical Equipment & Supplies - 2.8%
Hogy Medical Co.	8,400	538,906
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Equipment & Supplies - continued
Hoya Corp.	20,000	$ 1,653,377
Japan Medical Dynamic Marketing, Inc.	24,800	820,530
		3,012,813
TOTAL HEALTH		9,884,594
INDUSTRIAL MACHINERY & EQUIPMENT - 5.3%
Electrical Equipment - 4.0%
Furukawa Electric Co. Ltd.	109,000	2,867,107
Omron Corp.	60,000	1,479,241
		4,346,348
Industrial Machinery & Equipment - 1.3%
Furukawa Co. Ltd.	212,000	435,231
THK Co. Ltd.	20,500	507,286
Tsubaki Nakashima Co. Ltd.	33,000	413,445
		1,355,962
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		5,702,310
MEDIA & LEISURE - 5.0%
Broadcasting - 1.1%
SKY Perfect Communications, Inc. (a)	21	38,686
Tokyo Broadcasting System, Inc.	29,000	1,134,910
		1,173,596
Leisure Durables & Toys - 1.1%
Nintendo Co. Ltd.	7,400	1,224,177
Restaurants - 2.8%
Kappa Create Co. Ltd.	33,000	1,073,687
Saizeriya Co. Ltd.	17,640	986,197
Skylark Co. Ltd.	24,000	846,852
Yoshinoya D&C Co. Ltd.	73	137,155
		3,043,891
TOTAL MEDIA & LEISURE		5,441,664
NONDURABLES - 1.8%
Beverages - 0.5%
Kirin Beverage Corp.	22,000	546,421
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - continued
Foods - 0.5%
Ajinomoto Co., Inc.	29,000	$ 324,260
Yakult Honsha Co. Ltd.	17,000	193,823
		518,083
Household Products - 0.5%
Shiseido Co. Ltd.	46,000	594,446
Tobacco - 0.3%
Japan Tobacco, Inc.	40	274,952
TOTAL NONDURABLES		1,933,902
RETAIL & WHOLESALE - 2.1%
General Merchandise Stores - 0.6%
Seven Eleven Japan Co. Ltd.	10,000	650,719
Retail & Wholesale, Miscellaneous - 1.5%
Yamada Denki Co. Ltd.	18,300	1,610,118
TOTAL RETAIL & WHOLESALE		2,260,837
TECHNOLOGY - 20.1%
Communications Equipment - 2.1%
NEC Corp.	117,000	2,230,410
Computer Services & Software - 3.3%
Capcom Co. Ltd.	20,000	773,531
Ines Corp.	20,900	261,274
Konami Co. Ltd.	26,300	2,217,579
Trend Micro, Inc. (a)	3,500	330,401
		3,582,785
Computers & Office Equipment - 4.6%
Canon, Inc.	71,000	2,879,938
Oki Electric Industry Co. Ltd. (a)	174,000	1,034,974
Ricoh Co. Ltd.	55,000	846,852
Softbank Corp.	3,200	192,100
		4,953,864
Electronic Instruments - 1.8%
Anritsu Corp.	90,000	1,979,654
Electronics - 7.4%
Kyocera Corp.	9,200	1,230,500
Mitsubishi Electric Corp.	101,000	725,726
Mitsumi Electric Co. Ltd.	24,000	791,861
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - continued
Nitto Denko Corp.	42,000	$ 1,420,401
Rohm Co. Ltd.	7,300	1,840,555
Toshiba Corp.	278,000	1,987,352
		7,996,395
Photographic Equipment - 0.9%
Konica Corp. (a)	124,000	958,042
TOTAL TECHNOLOGY		21,701,150
UTILITIES - 10.3%
Cellular - 8.0%
NTT DoCoMo, Inc.	348	8,579,595
Telephone Services - 2.3%
DDI Corp.	126	591,257
Nippon Telegraph & Telephone Corp.	210	1,911,191
		2,502,448
TOTAL UTILITIES		11,082,043
TOTAL COMMON STOCKS (Cost $92,170,930)		98,108,554
Cash Equivalents - 9.0%

Fidelity Cash Central Fund, 6.61% (b) (Cost $9,703,906)	9,703,906	9,703,906
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $101,874,836)		107,812,460
NET OTHER ASSETS - 0.2%		245,515
NET ASSETS - 100%		$ 108,057,975
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $102,317,025. Net unrealized appreciation aggregated $5,495,435, of which $14,846,174 related to appreciated investment securities and $9,350,739 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approximately $4,503,000 all of which will expire on October 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $101,874,836) - See accompanying schedule		$ 107,812,460
Receivable for investments sold		268,620
Receivable for fund shares sold		526,328
Dividends receivable		169,335
Interest receivable		48,641
Total assets		108,825,384
Liabilities
Payable for investments purchased	$ 36,401
Payable for fund shares redeemed	521,893
Accrued management fee	69,979
Distribution fees payable	69,442
Other payables and accrued expenses	69,694
Total liabilities		767,409
Net Assets		$ 108,057,975
Net Assets consist of:
Paid in capital		$ 102,210,196
Undistributed net investment income		4,826,267
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,913,959)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,935,471
Net Assets		$ 108,057,975

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,656,629 ÷ 1,049,502 shares)	$17.78
Maximum offering price per share (100/94.25 of $17.78)	$18.86
Class T: Net Asset Value and redemption price per share ($29,839,710 ÷ 1,684,235 shares)	$17.72
Maximum offering price per share (100/96.50 of $17.72)	$18.36
Class B: Net Asset Value and offering price per share ($31,333,977 ÷ 1,785,744 shares) A	$17.55
Class C: Net Asset Value and offering price per share ($25,481,465 ÷ 1,449,538 shares) A	$17.58
Institutional Class: Net Asset Value, offering price and redemption price per share ($2,746,194 ÷ 153,592 shares)	$17.88

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 545,320
Interest		476,581
		1,021,901
Less foreign taxes withheld		(81,798)
Total income		940,103
Expenses
Management fee	$ 1,037,015
Transfer agent fees	381,746
Distribution fees	1,025,128
Accounting fees and expenses	86,675
Non-interested trustees' compensation	440
Custodian fees and expenses	92,916
Registration fees	83,509
Audit	25,325
Legal	1,636
Interest	724
Miscellaneous	2,055
Total expenses before reductions	2,737,169
Expense reductions	(21,894)	2,715,275
Net investment income (loss)		(1,775,172)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,951,179
Foreign currency transactions	(417,255)	2,533,924
Change in net unrealized appreciation (depreciation) on:
Investment securities	(12,121,872)
Assets and liabilities in foreign currencies	(2,705)	(12,124,577)
Net gain (loss)		(9,590,653)
Net increase (decrease) in net assets resulting from operations		$ (11,365,825)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2000	December 17, 1998 (commencement of operations) to October 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (1,775,172)	$ (312,413)
Net realized gain (loss)	2,533,924	1,426,579
Change in net unrealized appreciation (depreciation)	(12,124,577)	18,060,048
Net increase (decrease) in net assets resulting from operations	(11,365,825)	19,174,214
Distributions to shareholders From net investment income	(170,831)	-
In excess of net investment income	(389,931)	-
From net realized gain	(1,285,442)	-
Total distributions	(1,846,204)	-
Share transactions - net increase (decrease)	42,592,329	59,503,461
Total increase (decrease) in net assets	29,380,300	78,677,675
Net Assets
Beginning of period	78,677,675	-
End of period (including undistributed net investment income of $4,826,267 and $200,753, respectively)	$ 108,057,975	$ 78,677,675

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 19.04	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.16)	(.13)
Net realized and unrealized gain (loss)	(.76)	9.17
Total from investment operations	(.92)	9.04
Less Distributions
From net investment income	(.04) H	-
In excess of net investment income	(.08)	-
From net realized gain	(.22) H	-
Total distributions	(.34)	-
Net asset value, end of period	$ 17.78	$ 19.04
Total Return B, C	(5.07)%	90.40%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 18,657	$ 7,130
Ratio of expenses to average net assets	1.44%	2.02% A, F
Ratio of expenses to average net assets after expense reductions	1.42% G	2.01% A, G
Ratio of net investment income (loss) to average net assets	(.76)%	(1.04)% A
Portfolio turnover	169%	152% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 19.01	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.21)	(.17)
Net realized and unrealized gain (loss)	(.75)	9.18
Total from investment operations	(.96)	9.01
Less Distributions
From net investment income	(.03) H	-
In excess of net investment income	(.08)	-
From net realized gain	(.22) H	-
Total distributions	(.33)	-
Net asset value, end of period	$ 17.72	$ 19.01
Total Return B, C	(5.29)%	90.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 29,840	$ 25,682
Ratio of expenses to average net assets	1.71%	2.27% A, F
Ratio of expenses to average net assets after expense reductions	1.69% G	2.26% A, G
Ratio of net investment income (loss) to average net assets	(1.03)%	(1.29)% A
Portfolio turnover	169%	152% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.92	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.32)	(.23)
Net realized and unrealized gain (loss)	(.74)	9.15
Total from investment operations	(1.06)	8.92
Less Distributions
From net investment income	(.03) H	-
In excess of net investment income	(.06)	-
From net realized gain	(.22) H	-
Total distributions	(.31)	-
Net asset value, end of period	$ 17.55	$ 18.92
Total Return B, C	(5.83)%	89.20%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 31,334	$ 20,667
Ratio of expenses to average net assets	2.25%	2.78% A, F
Ratio of expenses to average net assets after expense reductions	2.23% G	2.77% A, G
Ratio of net investment income (loss) to average net assets	(1.57)%	(1.79)% A
Portfolio turnover	169%	152% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.93	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.31)	(.24)
Net realized and unrealized gain (loss)	(.73)	9.17
Total from investment operations	(1.04)	8.93
Less Distributions
From net investment income	(.03) H	-
In excess of net investment income	(.06)	-
From net realized gain	(.22) H	-
Total distributions	(.31)	-
Net asset value, end of period	$ 17.58	$ 18.93
Total Return B, C	(5.72)%	89.30%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 25,481	$ 22,213
Ratio of expenses to average net assets	2.16%	2.78% A, F
Ratio of expenses to average net assets after expense reductions	2.15% G	2.76% A, G
Ratio of net investment income (loss) to average net assets	(1.49)%	(1.79)% A
Portfolio turnover	169%	152% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 19.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.09)	(.10)
Net realized and unrealized gain (loss)	(.77)	9.19
Total from investment operations	(.86)	9.09
Less Distributions
From net investment income	(.04) H	-
In excess of net investment income	(.09)	-
From net realized gain	(.22) H	-
Total distributions	(.35)	-
Net asset value, end of period	$ 17.88	$ 19.09
Total Return B, C	(4.75)%	90.90%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,746	$ 2,986
Ratio of expenses to average net assets	1.13%	1.77% A, F
Ratio of expenses to average net assets after expense reductions	1.11% G	1.76% A, G
Ratio of net investment income (loss) to average net assets	(.45)%	(.78)% A
Portfolio turnover	169%	152% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Advisor Japan Fund(the fund) is a fund of Fidelity Advisor Series VIII(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $256,952,144 and $224,327,637, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .73% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

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Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 46,511	$ 788
Class T	224,012	1,554
Class B	385,265	289,665
Class C	369,340	191,544
	$ 1,025,128	$ 483,551

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 118,054	$ 60,910
Class T	127,974	39,075
Class B	214,070	214,070*
Class C	50,797	50,797*
	$ 510,895	$ 364,852

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 47,438.26
Class T	122,385.27
Class B	121,026.31
Class C	82,954.23
Institutional Class	7,943.19
	$ 381,746

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $11,558 for the period.

5. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $4,234,000. The weighted average interest rate was 6.16%. At period end there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $21,894 under this arrangement.

7. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 19% of the total outstanding shares of the fund.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,	December 17, 1998 (commencement of operations) to October 31,
	2000	1999
From net investment income
Class A	$ 16,488	$ -
Class T	64,977	-
Class B	36,651	-
Class C	45,632	-
Institutional Class	7,083	-
Total	$ 170,831	$ -
In excess of net investment income
Class A	$ 37,636,	$ -
Class T	148,314	-
Class B	83,658	-
Class C	104,156	-
Institutional Class	16,167	-
Total	$ 389,931	$ -
From net realized gain
Class A	$ 103,486	$ -
Class T	446,016	-
Class B	309,561	-
Class C	385,432	-
Institutional Class	40,947	-
Total	$ 1,285,442	$ -
	$ 1,846,204	$ -

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	December 17, 1998 (commencement of operations) to October 31,	Year ended October 31,	December 17, 1998 (commencement of operations) to October 31,
	2000	1999	2000	1999

Class A Shares sold	1,393,696	423,324	$ 29,537,765	$ 5,943,698
Reinvestment of distributions	6,298	-	129,235	-
Shares redeemed	(724,895)	(48,921)	(15,092,310)	(679,705)
Net increase (decrease)	675,099	374,403	$ 14,574,690	$ 5,263,993
Class T Shares sold	2,445,004	1,859,477	$ 51,226,682	$ 27,451,689
Reinvestment of distributions	23,648	-	484,784	-
Shares redeemed	(2,135,042)	(508,852)	(44,979,563)	(8,433,226)
Net increase (decrease)	333,610	1,350,625	$ 6,731,903	$ 19,018,463
Class B Shares sold	1,744,414	1,232,591	$ 37,410,476	$ 18,325,581
Reinvestment of distributions	16,916	-	345,265	-
Shares redeemed	(1,067,718)	(140,459)	(22,035,769)	(2,237,447)
Net increase (decrease)	693,612	1,092,132	$ 15,719,972	$ 16,088,134
Class C Shares sold	1,980,688	1,586,570	$ 41,677,320	$ 23,987,260
Reinvestment of distributions	18,312	-	373,936	-
Shares redeemed	(1,722,716)	(413,316)	(36,468,183)	(6,867,482)
Net increase (decrease)	276,284	1,173,254	$ 5,583,073	$ 17,119,778
Institutional Class Shares sold	160,195	164,732	$ 3,419,324	$ 2,149,856
Reinvestment of distributions	1,495	-	30,777	-
Shares redeemed	(164,450)	(8,380)	(3,467,410)	(136,763)
Net increase (decrease)	(2,760)	156,352	$ (17,309)	$ 2,013,093

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Japan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 8, 2000

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/6/99	$.022	$.003

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

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Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors
(U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

William Kennedy, Vice President

Richard A. Spillane, Jr., Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Focus Funds

Fidelity Advisor Consumer
Industries Fund

Fidelity Advisor Cyclical
Industries Fund

Fidelity Advisor Financial
Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Natural
Resources Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Telecommunications and Utilities Growth Fund

Growth Funds

Fidelity Advisor Korea Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor International
Capital Appreciation Fund

Fidelity Advisor Overseas Fund

Fidelity Advisor Diversified International Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor TechnoQuant®
Growth Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor Value Strategies Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Dynamic Capital Appreciation Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Growth
Opportunities Fund

Growth and Income Funds

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Asset Allocation Fund

Fidelity Advisor Balanced Fund

Taxable Income Funds

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor High Income Fund

Fidelity Advisor Strategic Income Fund

Fidelity Advisor Mortgage
Securities Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Short Fixed-Income Fund

Municipal Funds

Fidelity Advisor Municipal Income Fund

Money Market Funds

Prime Fund

Treasury Fund

Tax-Exempt Fund

AJAFI-ANN-1200 118662
1.728718.101

(Fidelity Investment logo)(registered trademark)